UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Rule 14a-101)
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

INHIBRX, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED FEBRUARY 29, 2024
INHIBRX, INC.
11025 N. TORREY PINES ROAD, SUITE 200
LA JOLLA, CALIFORNIA 92037
           , 2024
Dear Stockholders,
We cordially invite you to attend a special meeting of stockholders of Inhibrx, Inc., a Delaware corporation (which we refer to as the “Company”), to be held online in a virtual format on           , at           a.m., Pacific Time (which we refer to as the “Special Meeting”). You will be able to attend the Special Meeting virtually by registering at https://www.proxydocs.com/INBX and entering your control number included in the Important Notice Regarding Internet Availability of Materials for the Special Meeting or proxy card that you receive. You will not be able to attend the Special Meeting in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” or “in person” shall mean virtually present at the Special Meeting.
On January 22, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aventis Inc., a Pennsylvania corporation (“Parent”) and a wholly owned indirect subsidiary of Sanofi, and Art Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
In connection with the Merger Agreement, the Company and Inhibrx Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of the Company (which we refer to as “SpinCo”) entered into a Separation and Distribution Agreement, dated as of January 22, 2024 (which we refer to as the “Distribution Agreement”), pursuant to which: (i) no later than one day prior to the date of the Spin-Off (as defined below), the Company will effect a pre-closing reorganization (which we refer to as the “Pre-Closing Reorganization”), which will generally result in the Company owning, assuming or retaining all assets and liabilities primarily related to INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”) (which we refer to as the “101 Business”), and SpinCo owning, assuming or retaining those assets and liabilities of the Company that are not primarily related to the 101 Business (which we refer to as the “SpinCo Business”); and (ii) thereafter, immediately prior to the effective time of the Merger (which we refer to as the “Effective Time”) and as a condition to the closing of the Merger (which we refer to as the “Closing”), the Company will distribute to its stockholders as of the record date of the distribution (which we refer to as the “Distribution Record Date”), on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the distribution (which we refer to as the “Spin-Off” or the “Distribution”), at a ratio of one share of SpinCo common stock, par value $0.0001 per share (which we refer to as “SpinCo common stock”) for every four shares of the Company’s issued and outstanding common stock, par value $0.0001 per share (which we refer to as “Company common stock”) held on the Distribution Record Date. Following the Spin-Off, SpinCo will be a separate public company and the Company will retain 8% of the issued and outstanding shares of SpinCo common stock as of the effective time of the Spin-Off.
In connection with the Merger Agreement, the Company entered into (i) the Agreements relating to the Pre-Funded Warrant to Purchase Common Stock and Securities Purchase Agreement, each dated as of January 22, 2024 (which we refer to collectively as the “Private Placement Warrant Amendments”) to the outstanding warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors (the “Securities Purchase Agreement”) (such warrants, the “Private Placement Warrants”), clarifying the treatment of the Private Placement Warrants in connection with the Merger and Spin-Off such that holders of the Private Placement Warrants will receive the Merger Consideration and, pursuant to the terms of the Private Placement Warrants, receive warrants to purchase up to an aggregate of 1,678,661 shares of SpinCo common stock with terms, rights and obligations equivalent to the Private Placement Warrants (which we refer to as the “SpinCo Warrants”), in each case, subject to conditions specified in such amendment, and the Private Placement Warrants will be cancelled immediately following the Closing, and (ii) the Amendment to Warrants to Purchase Stock, dated as of January 22, 2024 (the “Oxford Warrants Amendment”) to the outstanding warrants issued by the Company pursuant to (x) the Loan and Security Agreement, dated as of July 15, 2020, by and among Oxford Finance, LLC, the Company, and the lenders party thereto, as amended (such warrants, the “2020 Warrants”); and (y) the Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022 (such warrants, the “2022 Warrants,” and together with the 2020 Warrants, the “Oxford Warrants,” and together with the Private Placement Warrants, the “Company Warrants”), clarifying the treatment in connection with the Merger and Spin-Off of (A) the 2020 Warrants, such that the holders of the 2020 Warrants will receive the Merger Consideration and, pursuant to the terms of the 2020 Warrants, receive shares of SpinCo common stock, in each case subject to conditions specified in such amendment, and that all 2020 Warrants will be cancelled immediately following the Closing and (B) the 2022 Warrants, such that (1) if the exercise price of the 2022 Warrants is less than the closing price of a share of Company common stock on the business day before the Distribution Record Date, the 2022 Warrants will automatically be exercised on a cashless basis on the day before the Distribution Record Date, and, in such case, the holder of the 2022 Warrants would be a Company stockholder and receive shares of SpinCo common stock in the Distribution and (2) if the exercise price of the 2022 Warrants is greater than or equal to the closing price of a share of Company common stock on the business day before the Distribution Record Date, such warrants will terminate and expire immediately prior to the consummation of the Merger and the holder of such warrants will not be permitted to exercise them while the Merger Agreement remains in effect.
If the Merger is completed, you will be entitled to receive, for each share of Company common stock that you own immediately prior to the Effective Time, (i) $30.00 in cash, without interest, less any applicable withholding taxes (which we refer to as the “Closing Amount”) plus (ii) one contractual contingent value right (which we refer to as “CVR”) representing the right to receive a contingent payment of $5.00, without interest thereon, in cash (which we refer to as the “Milestone Payment”), conditional upon the achievement of the Milestone (as defined below) set forth in the CVR Agreement (as defined below) ((i) and (ii) collectively, the “Merger Consideration”). In addition to the Merger Consideration, you will be entitled to receive one share of SpinCo common stock for every four shares of Company common stock that you own as of the Distribution Record Date (which, together with the Merger Consideration, we refer to as the “Transaction Consideration”).
At or prior to the Effective Time, pursuant to the Merger Agreement, Parent will enter into a Contingent Value Rights Agreement between Parent and Continental Stock Transfer & Trust Company (the “Rights Agent”), in substantially the form attached to the Merger Agreement (the “CVR Agreement”). Each CVR will represent the right to receive a contingent payment of $5.00 in cash, without interest, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestone is achieved:
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The final approval by the U.S. Food and Drug Administration (“FDA”), on or prior to June 30, 2027, of the new drug application or supplemental new drug application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101 in the United States of America for the treatment of patients with AATD and clinical evidence of emphysema following the clinical trial with identifier INBRX101-01-201, entitled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics, Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency Emphysema,” regardless of any obligation to conduct any post-marketing or confirmatory study (which we refer to as the “Milestone”).

By unanimous vote, the Board of Directors, at a meeting held on January 22, 2024, (i) determined that the Merger and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into the Merger Agreement and the Distribution Agreement; (iii) directed that the adoption of the Merger Agreement and the Distribution Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting; and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth therein and the transactions contemplated thereby (which we refer to as the “Transaction Proposal”).
At the Special Meeting, stockholders will also be asked to vote on (i) a proposal to adjourn the Special Meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the proposal to adopt the Merger Agreement and the Distribution Agreement if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement and the Distribution Agreement (which we refer to as the “Adjournment Proposal”) and (ii) a non-binding, advisory proposal to approve compensation that may become payable to our named executive officers in connection with the Transactions (which we refer to as the “Non-Binding Merger-Related Compensation Proposal”).
Approval of the Transaction Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Company common stock entitled to vote on the proposal. Approval of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal each require the affirmative vote of holders of a majority of shares of Company common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.
The Board of Directors of the Company unanimously recommends that you vote “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
Your vote is very important.   Whether or not you plan to attend the Special Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the envelope provided, or submit your proxy by telephone or the Internet. If you attend the Special Meeting and vote via the virtual meeting website, your vote by ballot will revoke any proxy previously submitted.
If your shares of Company common stock are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of Company common stock at the Special Meeting without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee.
The accompanying proxy statement provides you with detailed information about the Special Meeting, the Merger Agreement, the Merger, the Distribution Agreement and the Spin-Off. A copy of the Merger Agreement is attached as Annex A to the proxy statement and a copy of the Distribution Agreement is attached as Annex B to the proxy statement. We encourage you to read the entire proxy statement and its annexes, including the Merger Agreement and the Distribution Agreement, carefully. You may also obtain additional information about the Company from documents we have filed with the SEC.
Stockholders or beneficial owners who continuously hold their shares of Company common stock through the effective date of the Merger, who do not vote in favor of the Transaction Proposal, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, Section 262 of the Delaware General Corporation Law (“DGCL”) as in effect at the time of the parties’ entry into the Merger Agreement (“Section 262”), the provisions of which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, will be entitled to appraisal rights to receive, in cash, the fair value of their shares of the Company as determined by the Delaware Court of Chancery, subject to the terms of Section 262.

If your shares are registered directly in your name through our Transfer Agent, or you have stock certificates registered in your name, and you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy tabulator by internet, by email or by phone:
By Internet: https://www.proxydocs.com/INBX
By Email: paper@investorelections.com
By Phone: 866-648-8133
If your shares are held in the name of a bank, broker, or other nominee, you will receive instructions from your bank, broker, or other nominee of record if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions.
Thank you in advance for your support and prompt consideration of this matter.
Sincerely,
Mark Lappe
Chairman of the Board and Chief Executive Officer
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER OR THE SPIN-OFF, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT, THE DISTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND THE DISTRIBUTION AGREEMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The accompanying proxy statement is dated           , 2024 and, together with the enclosed form of proxy card, is first being mailed on or about           , 2024.

INHIBRX, INC.
11025 N. TORREY PINES ROAD, SUITE 200
LA JOLLA, CALIFORNIA 92037
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on           , 2024
To the Stockholders of Inhibrx, Inc.:
Notice is hereby given that a special meeting of the stockholders (which we refer to as the “Special Meeting”) of Inhibrx, Inc., a Delaware corporation (which we refer to as the “Company”), will be held online in a virtual format, on           , at           a.m., Pacific Time. You will be able to attend the Special Meeting virtually by registering at https://www.proxydocs.com/INBX and entering your control number included in the Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting or proxy card that you receive. You will not be able to attend the Special Meeting in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” or “in person” shall mean virtually present at the Special Meeting. The Special Meeting will be held for the following purposes:
1.
To consider and vote on a proposal to adopt (i) the Agreement and Plan of Merger (the “Merger Agreement”) with Aventis Inc., a Pennsylvania corporation (“Parent”) and a wholly owned indirect subsidiary of Sanofi, and Art Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Parent, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent and (ii) the Separation and Distribution Agreement, dated as of January 22, 2024 (which we refer to as the “Distribution Agreement”), which provides for: (x) the Company effecting a pre-closing reorganization (which we refer to as the “Pre-Closing Reorganization”), which will generally result in the Company owning, assuming or retaining all assets and liabilities primarily related to INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”) (which we refer to as the “101 Business”), and SpinCo owning, assuming or retaining those assets and liabilities of the Company that are not primarily related to the 101 Business (which we refer to as the “SpinCo Business”); and (y) thereafter, but prior to and as a condition to closing of the Merger, the Company distributing, on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the distribution (which we refer to as the “Spin-Off” or the “Distribution”), at a ratio of one share of SpinCo common stock, par value $0.0001 per share, (which we refer to as “SpinCo common stock”) for every four shares of the Company’s issued and outstanding common stock, par value $0.0001 per share (which we refer to as “Company common stock”) held on the record date for the Spin-Off. We refer to Proposal No. 1 as the “Transaction Proposal.”

A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement and a copy of the Distribution Agreement is attached as Annex B to the accompanying proxy statement.
2.
To consider and vote on a proposal to adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Merger Agreement and the Distribution Agreement. We refer to Proposal No. 2 as the “Adjournment Proposal.”

3.
To consider and vote on a non-binding, advisory proposal to approve compensation that may become payable to our named executive officers in connection with the Transactions. We refer to Proposal No. 3 as the “Non-Binding Merger-Related Compensation Proposal.”

The Merger Agreement, the Distribution Agreement, and the transactions contemplated by the Merger Agreement and the Distribution Agreement, including the Merger and the Spin-Off, are described more fully in the attached proxy statement, and we urge you to read it carefully and in its entirety.

By unanimous vote, the Board of Directors, at a meeting held on January 22, 2024, (i) determined that the Merger and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into the Merger Agreement and the Distribution Agreement; (iii) directed that the adoption of the Merger Agreement and the Distribution Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting; and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth therein and the transactions contemplated thereby.
Approval of the Transaction Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Company common stock entitled to vote on the proposal. Approval of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal each require the affirmative vote of holders of a majority of shares of Company common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal.
Your vote is very important, regardless of the number of shares of Company common stock you own.    The Merger cannot be completed unless the Merger Agreement and the Distribution Agreement are adopted by the affirmative vote of the holders of a majority of the outstanding shares of Company common stock entitled to vote on the proposal. Even if you plan to attend the Special Meeting, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the Special Meeting to ensure that your shares of Company common stock will be represented at the Special Meeting if you are unable to attend.
The Board of Directors of the Company has fixed the close of business on           , 2024 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at (in person or by proxy), the Special Meeting and at any adjournment or postponement thereof. You will be entitled to one vote for each share of Company common stock that you owned on the record date. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for a period of at least 10 days prior to the date of the Special Meeting for any purpose germane to the Special Meeting for inspection (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is included with the notice of the Special Meeting or (ii) at our principal operating offices during ordinary business hours of the Company. The list of our stockholders of record will also be available during the Special Meeting at the place of the Special Meeting for inspection by any stockholder present at the Special Meeting for any purpose germane to the Special Meeting.
Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting. To gain admittance, please register in advance at https://www.proxydocs.com/INBX and enter your control number included in the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting or proxy card that you receive.
Stockholders or beneficial owners who continuously hold their shares of Company common stock through the effective date of the Merger, who do not vote in favor of the Transaction Proposal, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, Section 262 of the Delaware General Corporation Law (“DGCL”) as in effect both at the time of the parties’ entry into the Merger Agreement (“Section 262”), the provisions of which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, will be entitled to appraisal rights to receive, in cash, the fair value of their shares of the Company as determined by the Delaware Court of Chancery, subject to the terms of Section 262.
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY

TELEPHONE OR THE INTERNET. IF YOU WILL ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.
By Order of the Board of Directors,
Leah Pollema
VP, General Counsel and Corporate Secretary
La Jolla, California
Dated:           , 2024

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SUMMARY
The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 129.
All references to “the Company,” “we,” “us” or “our” in this proxy statement refer to Inhibrx, Inc., a Delaware corporation; all references to “Parent” refer to Aventis Inc., a Pennsylvania corporation and a wholly owned indirect subsidiary of Sanofi; all references to “Merger Sub” refer to Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent; all references to “SpinCo” refer to Inhibrx Biosciences, Inc., a Delaware corporation and a wholly owned subsidiary of the Company; all references to “Company common stock” refer to the common stock, par value $0.0001 per share, of the Company; all references to the “Merger” refer to the acquisition by Parent of the Company, which will be accomplished by the merger of Merger Sub with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent; all references to the “Spin-Off” or the “Distribution” refer to the pro rata distribution of 92% of the issued and outstanding shares of common stock of SpinCo as of the time of the Distribution at a ratio of one share of common stock of SpinCo for every four shares of Company common stock held as of the record date of the Distribution (the “Distribution Record Date”); all references to “SpinCo common stock” refer to common stock, par value $0.0001 per share, of SpinCo; all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of January 22, 2024, as may be amended from time to time, by and among the Company, Parent and Merger Sub, a copy of which is attached as Annex A to this proxy statement; all references to the “Distribution Agreement” refer to the Separation and Distribution Agreement, dated as of January 22, 2024, as may be amended from time to time, by and among the Company, SpinCo and Parent (solely for purposes of certain sections set forth therein), a copy of which is attached as Annex B to this proxy statement. The Company, following the completion of the Merger, is sometimes referred to in this proxy statement as the “Surviving Company.”
Parties to the Merger
INHIBRX, INC.
The Company, a Delaware corporation, is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. The Company’s current clinical pipeline includes therapeutic candidates in the following categories:
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INBRX-101 seeks to maintain the natural function of Alpha-1 antitrypsin (“AAT”) in a recombinant format, optimized for less frequent dosing and greater potential therapeutic activity as compared to plasma-derived AAT (“pdAAT”).

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INBRX-106 is a hexavalent product candidate agonist of OX40. OX40 is a co-stimulatory receptor expressed on immune cells that is enriched in the tumor microenvironment. OX40 ligand is a trimeric protein that activates OX40 signaling through clustering.

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INBRX-109 is a precision-engineered, tetravalent death receptor 5 (DR5) agonist antibody designed to exploit the tumor-biased cell death induced by DR5 activation.

The Company’s principal executive office is located at 11025 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037. The Company’s telephone number is (858) 795-4220. The Company website address is www.inhibrx.com. The information provided on the Company’s website is not part of this proxy statement and is not incorporated in this proxy statement by reference here or by any other reference to its website provided in this proxy statement.
The Company common stock is listed and trades on the Nasdaq Global Market (which we refer to as “NASDAQ”) under the symbol “INBX.”

INHIBRX BIOSCIENCES, INC.
SpinCo is a Delaware corporation and a wholly owned subsidiary of the Company, and was formed on January 8, 2024 under the name Ibex SpinCo, Inc. and renamed on January 25, 2024 to Inhibrx Biosciences, Inc., for the purpose of engaging in the transactions contemplated by the Distribution Agreement. SpinCo has not engaged in any business activities other than in connection with the transactions contemplated by the Distribution Agreement. Pursuant to the terms of the Distribution Agreement, the Company will effect a pre-closing reorganization, such that the Company will own, assume or retain all assets and liabilities primarily related to INBRX-101, and SpinCo will own, assume or retain the assets and liabilities of the Company that are not primarily related to the 101 Business, and thereafter, but prior to and as a condition to the closing of the Merger (which we refer to as the “Closing”), the Company will distribute to its stockholders as of the Distribution Record Date, on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held as of the Distribution Record Date.
After the Spin-Off is completed, SpinCo will be a separate, publicly held company that will own the assets and liabilities primarily related to INBRX-105, INBRX-106 and INBRX-109, including the discovery pipeline, and certain corporate infrastructure currently owned by the Company.
The principal executive office of SpinCo is located at 11025 N. Torrey Pines Road, Suite 140, La Jolla, CA 92037, and SpinCo’s telephone number is (858) 795-4220.
AVENTIS INC.
Parent is a Pennsylvania corporation and is a wholly owned indirect subsidiary of Sanofi, a leading global healthcare company, focused on patient needs and engaged in the research, development, manufacture and marketing of therapeutic solutions. Parent’s principal executive office is located at 55 Corporate Drive, Bridgewater, NJ 08807.
ART ACQUISITION SUB, INC.
Merger Sub was incorporated in Delaware on January 18, 2024, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions (as defined below), including the Merger. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions. Upon completion of the Merger, Merger Sub will merge with and into the Company and Merger Sub will cease to exist.
The Special Meeting
Date, Time and Place of the Special Meeting
The special meeting of the holders of Company common stock will be held online in a virtual format at           , on           , at           a.m., or at any postponement or adjournment thereof (which we refer to as the “Special Meeting”).
At the Special Meeting, stockholders of record as of the close of business on           (which we refer to as the “record date”) of Company common stock will be asked to consider and vote on:
•
a proposal to adopt the Merger Agreement and the Distribution Agreement (which we refer to as the “Transaction Proposal”);

•
a proposal to approve the proposal to adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Transaction Proposal (which we refer to as the “Adjournment Proposal”); and

•
a non-binding, advisory proposal to approve compensation that may become payable to the Company’s named executive officers in connection with the Transactions (which we refer to as the “Non-Binding Merger-Related Compensation Proposal”).

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting. Only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
Record Date and Quorum
You are entitled to receive notice of, and to vote at, the Special Meeting if you owned Company common stock at the close of business on the record date. You will be entitled to one vote for each share of Company common stock that you owned on the record date. As of the record date, there were           shares of Company common stock outstanding and entitled to vote at the Special Meeting, held by           stockholders of record. Holders of at least a majority of the voting power of the shares of Company common stock outstanding and entitled to vote upon a question to be considered at the meeting constitute a quorum for the purposes of the Special Meeting. Abstentions (as described in “Questions and Answers about the Special Meeting, the Merger and the Spin-Off” beginning on page 14) are counted as present for the purpose of determining whether a quorum is present.
Vote Required
Approval of the Transaction Proposal requires the affirmative vote of the holders of a majority of the shares of outstanding Company common stock entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” approval of this proposal, and broker non-votes will be counted as abstentions.
Approval of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal each requires the affirmative vote of holders of a majority of the shares of outstanding Company common stock present at the Special Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” approval of these proposals, and broker non-votes will be counted as abstentions.
As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate,           shares of Company common stock (not including any shares of Company common stock deliverable upon exercise or conversion of any options or other equity-based awards), representing approximately           percent of the outstanding shares of Company common stock. The directors and executive officers of the Company have informed the Company that they currently intend to vote all such Company common stock “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
Appraisal Rights
Stockholders or beneficial owners who continuously hold their shares of Company common stock through the effective date of the Merger, who do not vote in favor of the Transaction Proposal, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, Section 262 of the Delaware General Corporation Law (“DGCL”) as in effect at the time of the parties’ entry into the Merger Agreement (“Section 262”), the provisions of which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, will be entitled to appraisal rights to receive, in cash, the fair value of their shares of the Company as determined by the Delaware Court of Chancery, subject to the terms of Section 262.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or by attending the Special Meeting via the virtual meeting website and voting at the Special Meeting (your attendance at the Special Meeting will not, by itself, revoke your proxy; you must vote at the Special Meeting via the virtual meeting website). If your shares of Company common stock are held in “street name”

through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote via the virtual meeting website at the Special Meeting, or do not provide your bank, brokerage firm or other nominee with instructions, as applicable, your shares of Company common stock will not have an effect on the proposal to adopt the Transaction Proposal, the Adjournment Proposal or the Non-Binding Merger-Related Compensation Proposal.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a proxy at a later date through any of the methods available to you, by giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Corporate Secretary by 5:00 p.m. Pacific Time on the business day immediately prior to the date of the Special Meeting, or by virtually attending the Special Meeting and by voting via the virtual meeting website. Virtually attending the Special Meeting alone, without voting at the Special Meeting, will not be sufficient to revoke your proxy. Written notice of revocation should be mailed to: Inhibrx, Inc., Attention: Corporate Secretary, 11025 N. Torrey Pines Road, Suite 200, La Jolla, California 92037.
The Transactions
On January 22, 2024, the Company, Parent, Merger Sub and SpinCo entered into certain agreements to effect the acquisition of the Company by Parent. The transactions contemplated by the agreements (which we refer to, collectively, as the “Transactions”) include the separation of certain assets of the Company between the Company and SpinCo through a series of restructuring transactions (which we refer to as the “Pre-Closing Reorganization”), the distribution to the Company’s stockholders of 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held as of the Distribution Record Date, and the subsequent Merger.
In order to effect the Transactions, the Company, Parent and Merger Sub entered into the Merger Agreement and the Company, Parent (solely for the purposes stated therein) and SpinCo entered into the Distribution Agreement. For a more complete discussion of the transaction agreements, see “The Merger Agreement” beginning on page 74 and “The Distribution Agreement” beginning on page 96.
The Pre-Closing Reorganization and the Distribution
In connection with the acquisition of the Company by Parent and pursuant to the Distribution Agreement, prior to the Spin-Off and the Merger, the Company and SpinCo will consummate (or cause to be consummated) the Pre-Closing Reorganization, which will generally result in the Company owning, assuming or retaining all assets and liabilities primarily related to INBRX-101, an optimized, recombinant AAT augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”) (which we refer to as the “101 Business”), and SpinCo owning, assuming or retaining those assets and liabilities of the that are not primarily related to the 101 Business (which we refer to as the “SpinCo Business”).
As a condition to the Closing, the Company will consummate the Spin-Off, with the distribution to the Company’s stockholders as of the Distribution Record Date, on a pro rata basis, of 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held. Prior to the Spin-Off, the Company will consummate or cause to be consummated the Pre-Closing Reorganization. Prior to the date of the Spin-Off, the Company will also prepare and file a registration statement on Form 10 (which we refer to, together with any amendments, supplements, prospectuses or information statements thereto, as the “Spin-Off Registration Statement”) to register the shares of SpinCo common stock that will be distributed in the Spin-Off.
After the Pre-Closing Reorganization and Spin-Off are completed, SpinCo will be a separate, publicly held company that will own the assets and liabilities primarily related to INBRX-105, INBRX-106 and INBRX-109, including the discovery pipeline, and certain corporate infrastructure currently owned by the Company.

The Distribution Agreement
Transfer of Assets and Assumption of Liabilities
The Distribution Agreement identifies the assets to be transferred to or retained by, and the liabilities to be assumed or retained by, each of the Company and SpinCo, and it provides for when and how these transfers, assumptions and assignments will occur. For more information, please see the section of this proxy statement captioned “The Distribution Agreement — Transfer of Assets and Assumption of Liabilities”.
Conditions to the Spin-Off
The Spin-Off is subject to the satisfaction or waiver by the Company and SpinCo of the following conditions:
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satisfaction or waiver of the conditions precedent in the Merger Agreement to the consummation of the Merger, other than the completion of the Spin-Off and any conditions that can only be satisfied at the Closing (provided that such conditions are then capable of being satisfied) and confirmation in writing by Parent that it is prepared to consummate the Merger, subject only to the consummation of the Spin-Off;

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continuing effectiveness of the Spin-Off Registration Statement, no stop order or proceedings to suspend its effectiveness, and mailing of the information statement to holders of shares of the Company common stock as of the record date;

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acceptance for listing on a national securities exchange of shares of SpinCo common stock to be delivered in the Spin-Off;

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no legal restraint against the Pre-Closing Reorganization of the Merger and the Spin-Off;

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execution of the transition services agreement between the Company and SpinCo (which we refer to as the “Transition Services Agreement”); and

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effectiveness in all material respects of the Pre-Closing Reorganization.

Financing of SpinCo
Prior to the effective time of the Spin-Off, Parent or an affiliate of Parent shall deposit into an escrow account an amount in cash equal to $200,000,000, minus (i) the sum of all marketable securities, cash and cash equivalents contained in any accounts held by SpinCo as of the close of business on the day prior to the effective time of the Spin-Off and (ii) the amount, if any, by which the Company’s payoff amount required under the Loan and Security Agreement, dated as of July 15, 2020, by and among Oxford Finance, LLC, the Company, and the lenders party thereto, as amended (which we refer to as the “Loan and Security Agreement”) exceeds the signing debt of $222,000,000. Immediately prior to the effective time of the Spin-Off, the Company will contribute the right to receive the cash held in such escrow account to SpinCo and designate SpinCo as the owner of such escrow account. No funds may be released from such escrow account until after the effective time of the Merger (which we refer to as the “Effective Time”). The Company’s liabilities under the Distribution Agreement include payment of certain transaction expenses payable at the closing of the Spin-Off and the Merger. Except as otherwise set forth in the Distribution Agreement or the Transition Services Agreement, the Company and SpinCo will each bear its own costs and expenses incurred after the Spin-Off. Following the deductions and adjustments described above, we anticipate that SpinCo will have approximately $200,000,000 in cash as of the Distribution date, notwithstanding any costs and expenses related to the Spin-Off not contemplated in the Distribution Agreement or Transition Services Agreement.
In connection with the Merger, Parent will satisfy and discharge the Company’s outstanding third-party indebtedness. We do not anticipate that SpinCo will have any outstanding third-party indebtedness at the time of the Spin-Off.
Expenses
Except as otherwise set forth in the Distribution Agreement or Transition Services Agreement, costs and expenses incurred on or prior to the date of the Distribution in connection with the Distribution

Agreement, the Transition Services Agreement, the Spin-Off Registration Statement and the related information statement, and the transactions contemplated thereby, including the Distribution, will be paid by the Company and deemed to be liabilities of the Company, provided that any transaction expenses in excess of an aggregate cap of $68,000,000 will be borne by SpinCo. Each party will bear its own costs and expenses incurred after the date of the Distribution.
The Merger
The Merger Agreement provides that, following satisfaction or waiver of the closing conditions set forth in the Merger Agreement (including completion of the Pre-Closing Reorganization and Spin-Off), Merger Sub will merge with and into the Company. The Company will be the surviving company in the Merger (which we refer to as the “Surviving Company”). As a result of the Merger, the Company will cease to be a publicly traded company and will become a wholly owned subsidiary of Sanofi. You will not own any shares of the Surviving Company. Following the Spin-Off, which will be completed immediately prior to the Merger, you will own one share of SpinCo common stock for every four shares of Company common stock you hold as of the Distribution Record Date.
Merger Consideration
The Merger Agreement provides that, each share of Company common stock that is issued and outstanding immediately prior to the Effective Time, other than Excluded Shares (as defined below), will be converted into the right to receive (i) $30.00 in cash, without interest and less any applicable withholding taxes (which we refer to as the “Closing Amount”), plus (ii) one contractual contingent value right (which we refer to as “CVR”) representing the right to receive a contingent payment of $5.00, without interest thereon, in cash (which we refer to as the “Milestone Payment”), conditional upon the achievement of the regulatory milestone (which we refer to as the “Milestone”) set forth in the CVR Agreement (as defined below) ((i) and (ii) collectively, the “Merger Consideration”).
Excluded Shares shall refer to:
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Company common stock owned by the Company as treasury shares;

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Company common stock owned by Parent or Merger Sub; and

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Company common stock owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with the applicable provisions of Section 262 of the DGCL prior to the Effective Time. In this proxy statement, we refer to such stockholders as “dissenting stockholders.”

Reasons for the Merger; Recommendation of the Board of Directors
By unanimous vote, the Board of Directors, at a meeting held on January 22, 2024: (i) determined that the Merger and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into the Merger Agreement and the Distribution Agreement; (iii) directed that the adoption of the Merger Agreement and the Distribution Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting; and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth therein and the transactions contemplated thereby.
The Board of Directors of the Company unanimously recommends that you vote “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal. For more information, please see the section of this proxy statement captioned “The Transactions — Reasons for the Merger and the Spin-Off; Recommendation of the Board of Directors.”

The Merger Agreement
Treatment of Company Common Stock and Company Common Stock-Based Awards
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In the Merger, each share of Company common stock outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes.

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Each option to purchase shares of Company common stock granted by the Company under the Company’s Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan (which we refer to as a “Company Option”) that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Distribution Agreement), whether vested or unvested, having an exercise price per share of Company common stock that is less than the Closing Amount (each such Company Option, we refer to as an “In-the-Money Option”) will be cancelled and converted into the right to receive (A) an amount in cash, without interest and less any applicable withholding taxes, equal to the product of (x) the total number of shares of Company common stock subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per share of Company common stock under such Company Option (such amount, the “Closing Option Payment”), and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

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Each Company Option that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Distribution Agreement), whether vested or unvested, having an exercise price per share of Company common stock that is equal to or greater than the Closing Amount but less than the sum of the Closing Amount and the Milestone Payment (each such Company Option, we refer to as a “Closing Date Underwater Option”) will be cancelled and converted into the right to receive the contingent payment described in the following sentence. If the Milestone is achieved, the cash amount to be paid in respect of each such Closing Date Underwater Option will be equal to (x) $35.00 (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00) minus (y) the option exercise price per share (in this case, between $30.00 and $35.00 per share strike price), subject to applicable tax withholding; and

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Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per share of Company common stock that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and have no further force or effect.

No Solicitation; Other Offers
The Company has agreed that it will not, and will direct its affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a company acquisition proposal, (ii) enter into any agreement with respect to an acquisition proposal or (iii) engage in negotiations or discussions with, or provide any non-public information or data to, any person (other than Parent or any of its affiliates or representatives) to approve and/or adopt other matters submitted to it in connection with the Merger Agreement and the Distribution Agreement.
Notwithstanding these restrictions, under certain circumstances, the Company may, prior to the time the Merger Agreement is adopted by our stockholders, furnish non-public information concerning the Company’s business, properties or assets to any person in accordance with an acceptable confidentiality agreement, with respect to certain unsolicited written Company acquisition proposals or engage in discussions or negotiations with a person with respect to certain unsolicited written Company acquisition proposals.
At any time before the time the Merger Agreement is adopted by the Company stockholders, to the extent that the Board of Directors determines in good faith that failure to take such action would reasonably be likely to be inconsistent with its fiduciary duties under applicable law, the Company may terminate the Merger Agreement to enter into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement (which we refer to as an “Alternative Acquisition Agreement”) with respect to an acquisition proposal that the Board of Directors has determined in good faith constitutes a superior proposal, or make a change of recommendation in respect of a superior proposal, so long as the Company has first complied with certain terms of the Merger Agreement, including (i) notifying Parent of the Company’s intent with respect to a superior proposal, and negotiating with Parent in good faith regarding adjustments proposed by Parent to the terms of the Merger Agreement for a period of four business days, subject to additional two-business-day negotiation periods if the terms of the superior proposal materially change during such negotiation period and (ii) where applicable, paying the Termination Fee.
In addition, the Board of Directors may change its recommendation with respect to the Merger in response to a material event, fact, circumstance, development, occurrence or change (other than an acquisition proposal) not known to or reasonably foreseeable by the Board of Directors at the time the Board of Directors initially resolved to make the recommendation, subject to the requirements described in the section of this proxy statement entitled “The Merger Agreement — Solicitation of Acquisition Proposals; Board Recommendation Change — No Change in Recommendation or Alternative Acquisition Agreement” beginning on page 86.
Conditions to the Merger
The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the completion of the Spin-Off and the satisfaction or waiver of certain customary conditions, including the absence of any legal prohibitions, the adoption of the Merger Agreement by stockholders of the Company, receipt of regulatory approval under the HSR Act and other applicable antitrust laws, the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement.
Termination
The Company and Parent may, by mutual written consent, terminate the Merger Agreement and abandon the transactions contemplated in the Merger Agreement at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders.
The Merger Agreement may also be terminated and the transactions contemplated by the Merger Agreement abandoned upon delivery of written notice to the other party as follows:
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At any time prior to the Effective Time, by either Parent or the Company, if any of an End Date Termination Event or a Regulatory Termination Event or a Special Meeting Termination Event (each, as defined in the section of this proxy statement entitled “The Merger Agreement — Termination” beginning on page 92) has occurred;

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At any time prior to the time the Merger Agreement is adopted by our stockholders, by Parent, if a Change of Recommendation Termination Event or a Company Breach Termination Event (each, as defined in the section of this proxy statement entitled “The Merger Agreement — Termination” beginning on page 92) has occurred;

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At any time prior to the Effective Time by Parent, if a Company Breach Termination Event (as defined in the section of this proxy statement entitled “The Merger Agreement — Termination” beginning on page 92) has occurred; or

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At any time prior to the time the Merger Agreement is adopted by our stockholders, by the Company, if an Alternative Acquisition Agreement Termination Event (as defined in the section of this proxy statement entitled “The Merger Agreement — Termination” beginning on page 92) has occurred; or

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At any time prior to the Effective Time, by the Company, if a Parent Breach Termination Event (as defined in the section of this proxy statement entitled “The Merger Agreement — Termination” beginning on page 92) has occurred.

Termination Fee
In certain circumstances, the Company may be required to pay to Parent a termination fee of $54,500,000 (which we refer to as the “Termination Fee”) if the Merger Agreement is terminated. The Termination Fee would be payable to Parent in the following circumstances:
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if the Merger Agreement is terminated by Parent due to the Change of Recommendation Termination Event;

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if the Merger Agreement is terminated by the Company due to the Alternative Acquisition Agreement Termination Event; or

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if the Merger Agreement is terminated due to (i) the End Date Termination Event, the Special Meeting Termination Event, or the Company Breach Termination Event (in the case of the Company Breach Termination Event, solely as a result of a breach or inaccuracy that, other than as a result of the non-solicitation provisions in the Merger Agreement, first occurred following the making of an acquisition proposal as described in the following clause (ii)), (ii) prior to any such termination, an acquisition proposal has been made or publicly announced and not subsequently withdrawn and (iii) within 12 months after the date on which the Merger Agreement is terminated the Company either enters into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is consummated (substituting 50% for 20% in the definition of “acquisition proposal”) (which circumstance we refer to, collectively, as the “Tail Period Event”).

Reverse Termination Fee
In certain circumstances, Parent may be required to pay to the Company a termination fee of $92,125,000 (which we refer to as the “Reverse Termination Fee”) if the Merger Agreement is terminated. The Reverse Termination Fee would be payable to the Company if the Merger is not consummated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance.
Expenses
Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the other transactions contemplated thereunder will be paid by the party incurring such expense. However, if any party fails to promptly pay to the other party the Termination Fee or Reverse Termination Fee, as applicable, if and when it is actually due pursuant to its obligations under the Merger Agreement, the defaulting party will indemnify the non-defaulting party for the fees and expenses (including attorneys’ fees and expenses) such non-defaulting party incurs in connection with pursuing such payment, and the defaulting party will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable. Upon payment of the Termination Fee or the Reverse Termination Fee (as applicable), the party obligated to make the applicable payment (and its affiliates) will not have any further liability or obligation arising out of or relating to the Merger Agreement or the transactions contemplated thereby.
Opinion of Centerview Partners LLC
The Company retained Centerview Partners LLC, which is referred to in this proxy statement as “Centerview,” as financial advisor to the Board of Directors in connection with the proposed Merger and the Spin-Off and the other transactions contemplated by the Merger Agreement, the Distribution Agreement and the CVR Agreement, which are collectively referred to as the “Transactions” throughout this section and the summary of Centerview’s opinion below under the caption “Opinion of Centerview Partners LLC”. In connection with this engagement, the Board of Directors requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Company common stock (other than (i) any shares of Company common stock held by dissenting stockholders, (ii) any shares of Company common stock that are owned by the Company as treasury shares or (iii) any shares of Company common stock owned by Parent or Merger Sub (the shares referred to in clauses (i) – (iii), together with any shares of Company common stock held by any affiliate of the Company or Parent, are collectively referred to as “Excluded Shares” throughout this section and the summary of Centerview’s opinion below under the caption “Opinion of Centerview Partners LLC”)) of the Transaction Consideration proposed to be paid to such holders pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement. On January 22, 2024, Centerview rendered to the Board of Directors its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated January 22, 2024, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Transaction Consideration proposed to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated January 22, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board of Directors (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company common stock (other than Excluded Shares) of the Transaction Consideration to be paid to such holders pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement, the Distribution Agreement, the CVR Agreement or the Transactions and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Interests of Certain Persons in the Merger and the Spin-Off
In considering the recommendation of the Board of Directors with respect to the proposed Merger, the Spin-Off and the Non-Binding Merger-Related Compensation Proposal, you should be aware that executive officers and directors of the Company have certain interests in the Merger and the Spin-Off that are different from, or in addition to, the interests of the Company’s stockholders generally. The Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Distribution Agreement, and in recommending that the Transaction Proposal and the Non-Binding Merger-Related Compensation Proposal, be adopted by the stockholders of the Company. These interests include, but are not limited to, the following:
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payment in respect of cancelled Company equity awards (including options to purchase shares of Company common stock) based on the Merger Consideration in accordance with the terms of the Merger Agreement;

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the potential to receive certain payments and benefits under certain executive officers’ individual employment agreements and offer letters upon a qualifying termination of employment;

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the entitlement to indemnification benefits in favor of directors and officers of the Company;

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the potential for our executive officers to enter into new compensatory arrangements with SpinCo; and

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the fact that our directors and officers of the Company will continue as directors and officers of SpinCo following the Spin-Off and the Merger.

For further information with respect to the arrangements between the Company and its directors and executive officers, see the information included under “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off” beginning on page 59.
Material U.S. Federal Income Tax Consequences of the Spin-Off and Merger
Under U.S. federal income tax laws, a U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences of the Spin-Off and Merger”) must include in its gross income the gross amount of any dividend paid by the Company to the extent of its current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). The Company has not calculated earnings and profits in accordance with U.S. federal income tax principles. Accordingly, U.S. holders should expect to treat the Distribution as a taxable dividend. The Company or other applicable withholding agents may be required or permitted to withhold at the applicable rate on all or a portion of the Distribution payable to Non-U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences of the Spin-Off and Merger”) of the shares of SpinCo common stock, and any such withholding would be satisfied by the Company or such agent by withholding and selling a portion of the shares of SpinCo common stock that otherwise would be distributable to Non-U.S. holders or by withholding from other property held in the Non-U.S. holder’s account with the withholding agent.
The receipt of cash and CVRs by a U.S. holder pursuant to the Merger will be a taxable transaction to U.S. holders. The amount of gain or loss a U.S. holder will recognize, and the timing of such gain or loss, depend on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty.
Non-U.S. holders generally will not be subject to U.S. federal income tax with respect to the receipt of cash and CVRs in the Merger unless such Non-U.S. holder has certain connections to the United States, but may be subject to the backup withholding rules described above unless the Non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.
Please carefully review the information under “The Transactions — Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger” beginning on page 63 for a more detailed discussion of the U.S. federal income tax consequences of the Spin-Off and the Merger.
Regulatory Approvals
Under the terms of the Merger Agreement, the Company and Parent will use reasonable best efforts to obtain antitrust approvals, subject to certain limitations. The Merger cannot be completed until the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”), applicable to the Merger or the transactions contemplated by the Merger Agreement has expired or been terminated. The Merger Agreement also provides that if, prior to the Merger, a merger control inquiry is initiated by the UK Competition & Markets Authority or the European Commission, then approval in that jurisdiction or confirmation that the inquiry has ended will be a condition to the Merger.
On February 9, 2024, the Company and Parent filed notification of the proposed Merger with the Federal Trade Commission (which we refer to as the “FTC”) and the Department of Justice (which we refer to as the “DOJ”) under the HSR Act. The applicable waiting period under the HSR Act expires at 11:59 p.m., Eastern Time, on March 11, 2024.
Contingent Value Rights Agreement
At or prior to the Effective Time, pursuant to the Merger Agreement, Parent will enter into a Contingent Value Rights Agreement between Parent and Continental Stock Transfer & Trust Company (which we refer to as the “Rights Agent”), in substantially the form attached to the Merger Agreement (which we refer to as the “CVR Agreement”). Each CVR will represent the right to receive a contingent payment of $5.00 in cash, without interest, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestone is achieved:
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The final approval by the U.S. Food and Drug Administration (“FDA”), on or prior to June 30, 2027, of the new drug application or supplemental new drug application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101 in the United States of America for the treatment of patients with AATD and clinical evidence of emphysema following the clinical trial with identifier INBRX101-01-201, entitled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics,

Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency Emphysema,” regardless of any obligation to conduct any post-marketing or confirmatory study.
The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. If the regulatory milestone described above is not achieved by June 30, 2027, the CVRs will expire without value.
Warrant Amendments
Amendment to the Private Placement Warrants to Purchase Common Stock
In connection with the Merger, the Company and each holder of the Private Placement Warrants entered into an Agreement relating to the Pre-Funded Warrant to Purchase Common Stock and Securities Purchase Agreement, dated as of January 22, 2024 (which we refer to collectively as the “Private Placement Warrant Amendments”), each of which specifies that (i) in connection with the Spin-Off, each holder of outstanding warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors (which we refer to as the “Securities Purchase Agreement”) (such warrants, the “Private Placement Warrants”), will receive a SpinCo warrant with terms, rights and obligations equivalent to the Private Placement Warrants (which we refer to as the “SpinCo Warrants”) and will not otherwise receive shares of SpinCo common stock on account of the Private Placement Warrants and (ii) upon consummation of the Merger, each holder of Private Placement Warrants will receive only the Merger Consideration to which it would be entitled as a result of the Merger if it held the number of shares of Company common stock for which the Private Placement Warrant is exercisable immediately prior to the Merger, assuming full exercise of the Private Placement Warrant on a cashless basis without regard to the beneficial ownership limitation contained in such Private Placement Warrant. The Private Placement Warrants will be cancelled immediately following the Closing. The Private Placement Warrant Amendments also provides that SpinCo will enter into a registration rights agreement with each holder of the SpinCo Warrants containing substantially equivalent registration rights provisions as those set forth in Article 6 of the Securities Purchase Agreement, relating to shares of SpinCo common stock held by each holder of SpinCo Warrants or issuable to such holder pursuant to the exercise of its SpinCo Warrant. SpinCo will effectuate the registration of such securities following the Spin-Off as set forth in the Private Placement Warrant Amendments.
Amendment to Oxford Warrants to Purchase Common Stock
In connection with the Merger, the Company and Oxford Finance LLC entered into the Amendment to Warrants to Purchase Stock, dated as of January 22, 2024 (the “Oxford Warrants Amendment”). The Oxford Warrants Amendment provides that, in connection with the consummation of the Distribution and the Merger, the holder of each 2020 Warrant in effect at 4:00 p.m. EST on the business day prior to the Distribution Record Date (the “Determination Time”) will have the right to receive (A) cash in an amount equal to the product of (1) the total number of shares of Company common stock subject to such 2020 Warrant immediately prior to the Effective Time, multiplied by (2) the difference between (x) the Closing Amount and (y) $17.00, (B) a number of CVRs equal to the total number of shares of Company common stock underlying such 2020 Warrant as of immediately prior to the Effective Time and (C) the number of shares of SpinCo common stock that the holder of such 2020 Warrant would have been entitled to receive in the Distribution had such 2020 Warrant been fully exercised on a cash basis as of the Determination Time. The Oxford Warrants Amendment also provides that if the exercise price of the 2022 Warrants is less than the closing price of a share of Company common stock on the business day before the Distribution Record Date, the 2022 Warrants will automatically be exercised on a cashless basis on the day before the Distribution Record Date. In such case, the holder of the 2022 Warrants would be a Company stockholder as of the Distribution Record Date and receive shares of SpinCo common stock in the Distribution. If, however, the exercise price of the 2022 Warrants is greater than or equal to the closing price of a share of Company common stock on the business day before the Distribution Record Date, such warrants will terminate and expire immediately prior to the consummation of the Merger and the holder of such warrants will not be permitted to exercise them while the Merger Agreement remains in effect. The 2020 Warrants will be cancelled immediately following the Closing.
Appraisal Rights
If the Merger is consummated and certain conditions are met, the Company’s stockholders or beneficial owners who continuously hold their shares of Company common stock through the Effective Date, who do not vote in favor of the Transaction Proposal, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to appraisal rights to receive, in cash, the fair value of their shares as determined by the Delaware Court of Chancery under Section 262 of the Delaware General Corporation Law (the “DGCL”) as in effect at the time of the parties’ entry into the Merger Agreement (“Section 262”). This means that the Company’s stockholders or beneficial owners may be entitled to have their shares of Company common stock appraised by the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of their shares of Company common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be “fair value” (or in certain circumstances described in further detail in the section of this proxy statement captioned “Appraisal Rights,” on the difference between the amount determined to be the “fair value” and the amount paid by the Surviving Company in the Merger to each Company stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, the Company’s stockholders or beneficial owners who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
The Company’s stockholders or beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company common stock.
To exercise appraisal rights, the Company’s stockholders must: (i) deliver a written demand for appraisal to the Company before the vote is taken on the Transaction Proposal; (ii) not submit a proxy or otherwise vote in favor of the Transaction Proposal; (iii) continue to hold shares of Company common stock of record through the Effective Date; and (iv) comply with all other procedures for exercising and perfecting appraisal rights under the DGCL. Failure to follow the procedures specified under the DGCL will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who otherwise would be entitled to appraisal rights unless certain stock ownership conditions are satisfied by the Company’s stockholders who properly and timely demand appraisal in accordance with Section 262 of the DGCL. The DGCL requirements for exercising and perfecting appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL. The relevant section of the DGCL regarding appraisal rights, as in effect at the time of the parties’ entry into the Merger Agreement, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
If you hold your shares of Company common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Company under Section 262 of the DGCL and to be set forth on the verified listed required by Section 262(f) of the DGCL. For more information, please see the section of this proxy statement captioned “Appraisal Rights.”
Delisting and Deregistration of Company Common Stock
If the Merger is completed, Company common stock will be delisted from NASDAQ and deregistered under the Exchange Act, and the Company will no longer file periodic reports with the SEC on account of Company common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING,
THE MERGER AND THE SPIN-OFF
The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger Agreement, the Distribution Agreement, the Merger, the Spin-Off and the Special Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 129.
Q.
Why am I receiving this proxy statement and proxy card or voting instruction form?

A.
You are receiving this proxy statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting because you have been identified as a holder of Company common stock as of the close of business on           , the record date for the Special Meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company common stock with respect to such matters.

Q.
When and where is the Special Meeting?

A.
The Special Meeting of stockholders of the Company will be held online in a virtual format at       , on           , at           a.m., Pacific Time.

Q.
What am I being asked to vote on at the Special Meeting?

A.
You are being asked to consider and vote on:

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a proposal to adopt the Transaction Proposal;

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a proposal to adopt the Adjournment Proposal; and

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a non-binding, advisory vote, to adopt the Non-Binding Merger-Related Compensation Proposal.

Q.
What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction is the acquisition of the Company by Parent following the separation of certain assets and liabilities of the Company into the Company and SpinCo through the Pre-Closing Reorganization, the distribution of SpinCo common stock to holders of Company common stock and the Merger of Merger Sub with and into the Company, with the Company continuing as the Surviving Company and becoming a wholly owned subsidiary of Parent. The Merger Agreement, which governs the terms and conditions of the Merger, a copy of which is attached as Annex A to this proxy statement. The Distribution Agreement, which governs the Spin-Off, a copy of which is attached as Annex B to this proxy statement. Your vote is required in connection with the Transactions.

If the Transaction Proposal is approved by Company stockholders and the other closing conditions under the Merger Agreement and the Distribution Agreement are satisfied or waived, upon closing (i) you will own one share of SpinCo common stock for every four shares of Company common stock you hold as of the Distribution Record Date, and (ii) the Company will become a wholly owned subsidiary of Parent and will no longer be a publicly held company, and you, as a current holder of Company common stock, will no longer have any interest in the future earnings or growth of the Company. In addition, following the Transactions, (x) Company common stock will be delisted from NASDAQ and deregistered under the Exchange Act, and the Company will no longer file periodic reports with the SEC on account of Company common stock, and (y) SpinCo will be a separate, publicly held company that will own the assets and liabilities primarily related to INBRX-105, INBRX-106 and INBRX-109, including the discovery pipeline, and certain corporate infrastructure currently owned by the Company.

Q.
What will holders of Company common stock receive if the Merger and the Spin-Off are completed?

A.
Upon completion of the Merger, for each share of Company common stock that you own, you will be entitled to receive (i) $30.00 in cash, without interest and less any applicable withholding taxes (which we refer to as the “Closing Amount”), plus (ii) one CVR representing the right to receive a contingent payment of $5.00, without interest thereon, in cash, conditional upon the achievement of the Milestone. For example, if you own 100 shares of Company common stock, you will receive $3,000.00 in cash consideration and 100 CVRs representing the right to receive a total contingent payment of $500.00.

The Merger Consideration received pursuant to the Merger Agreement will be in addition to the SpinCo common stock that Company stockholders of record as of the Distribution Record Date will be entitled to receive in connection with the Spin-Off. Immediately after the Spin-Off, Company stockholders as of the Distribution Record Date will own 92% of the issued and outstanding SpinCo common stock as of the time of the Distribution.
Q.
What will holders of the Company’s equity awards receive if the Merger is completed?

A.
At the Effective Time:

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Each In-the-Money Option will be cancelled and immediately cease to be outstanding, and converted into the right to receive (A) the Closing Option Payment and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

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Each Closing Date Underwater Option will be cancelled and converted into the right to receive the contingent payment described in the following sentence. If the Milestone is achieved, the cash amount to be paid in respect of each such Closing Date Underwater Option will be equal to (x) $35.00 (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00) minus (y) the option exercise price per share (in this case, between $30.00 and $35.00 per share strike price), subject to applicable tax withholding; and

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Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per share of Company common stock that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and have no further force or effect.

Q.
How does the Board of Directors recommend that I vote?

A.
The Board of Directors of the Company unanimously recommends that you vote “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.

Q.
When do you expect the Merger to be completed?

A.
We are working towards completing the Merger as soon as possible. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including approval by our stockholders of the Transaction Proposal, we anticipate that the Merger will be completed in the second quarter of 2024.

Q.
What happens if the Merger is not completed?

A.
If the Merger Agreement is not adopted by the stockholders of the Company or if the Merger is not completed for any other reason, the stockholders of the Company will not receive any payment for their shares of Company common stock in connection with the Merger. The Spin-Off will also not be consummated, and stockholders of the Company will not receive any SpinCo common stock. Instead, the Company will remain an independent public company and Company common stock will continue to be listed and traded on NASDAQ.

Under specified circumstances in the Merger Agreement, the Company may be required to disburse or pay a termination fee with respect to the termination of the Merger Agreement, as described under “The Merger Agreement — Termination Fee” beginning on page 93.

Q.
What conditions must be satisfied to complete the Merger?

A.
Consummation of the Merger is subject to the completion of the Spin-Off and satisfaction or waiver of certain customary conditions, including: (i) the adoption of the Merger Agreement and Distribution Agreement by stockholders of the Company; (ii) receipt of regulatory approval under the HSR Act and other applicable antitrust laws; (iii) the absence of any legal prohibitions; (iv) effectiveness of the Spin-Off Registration Statement; (v) the accuracy of representations and warranties of the parties and the performance in all material respects by the parties with their respective obligations under the Merger Agreement; (vi) the completion of the Spin-Off; and (vii) the absence of any Company Material Adverse Effect that is continuing (as defined in the Merger Agreement). See “The Merger Agreement — Conditions to the Merger” beginning on page 90.

Q.
What will happen in the Pre-Closing Reorganization?

A.
In connection with the acquisition of the Company by Parent, prior to the Spin-Off and the Merger, the Company and SpinCo will consummate (or cause to be consummated) the Pre-Closing Reorganization, which will generally result in (i) the Company owning, assuming or retaining assets and liabilities primarily related to INBRX-101 and (ii) SpinCo owning, assuming or retaining assets and liabilities of the Company that are not primarily related to INBRX-101. See “The Transactions — Overview” beginning on page 33 and “The Distribution Agreement” beginning on page 96 for more information.

Q.
What will happen in the Spin-Off?

A.
Following the Pre-Closing Reorganization, but prior to and as a condition to the Closing, the Company will distribute to its stockholders as of the Distribution Record Date, on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, on a pro rata basis, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held by the Company’s stockholders as of the Distribution Record Date, for no consideration, and 8% of the issued and outstanding shares of SpinCo common stock will be retained by the Company as of the time of the Distribution. See “The Transactions” beginning on page 33.

Q.
Why is the Spin-Off important and why is the consummation of the Spin-Off a condition to the Closing?

A.
The Pre-Closing Reorganization of the SpinCo Business is an important step in the Transactions agreed to by the Company and Parent. Accordingly, in connection with the Merger, the SpinCo Business will be separated from the Company and transferred to SpinCo and the consummation of the Spin-Off is a condition to the Closing.

For additional information regarding the Spin-Off, please see SpinCo’s Form 10 filed with the SEC (File No.         ).
Q:
What conditions must be satisfied to complete the Spin-Off?

A.
The Spin-Off is subject to the satisfaction or waiver by the Company and SpinCo of the following conditions:

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satisfaction or waiver of the conditions precedent in the Merger Agreement to the consummation of the Merger, other than the completion of the Spin-Off and any conditions that can only be satisfied at the Closing (provided that such conditions are then capable of being satisfied) and confirmation in writing by Parent that it is prepared to consummate the Merger, subject only to the consummation of the Spin-Off;

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continuing effectiveness of the Spin-Off Registration Statement, no stop order or proceedings to suspend its effectiveness, and mailing of the information statement to holders of shares of the Company common stock as of the record date;

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acceptance for listing on a national securities exchange of shares of SpinCo common stock to be delivered in the Spin-Off;

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no legal restraint against the Pre-Closing Reorganization of the Merger and the Spin-Off;

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execution of the Transition Services Agreement; and

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effectiveness in all material respects of the Pre-Closing Reorganization.

Q.
How will SpinCo be financed?

A.
Prior to the effective time of the Spin-Off, Parent or an affiliate of Parent shall deposit into an escrow account an amount in cash equal to $200,000,000, minus (i) the sum of all marketable securities, cash, and cash equivalents contained in any accounts held by SpinCo as of the close of business on the day prior to the effective time of the Spin-Off, and (ii) the amount, if any, by which the Company’s payoff amount required under the Loan and Security Agreement exceeds the signing debt of $222,000,000. Immediately prior to the effective time of the Spin-Off, the Company will contribute the right to receive the cash held in such escrow account to SpinCo and following the Effective Time such funds shall be released to SpinCo. Except as otherwise set forth in the Distribution Agreement or the Transition Services Agreement, the Company and SpinCo will each bear its own costs and expenses incurred after the Spin-Off. Following the deductions and adjustments described above, we anticipate that SpinCo will have approximately $200,000,000 in cash following the Effective Time, notwithstanding any costs and expenses related to the Spin-Off.

In connection with the Merger, the Parent will satisfy and discharge the Company’s outstanding third-party indebtedness. We do not anticipate that SpinCo will have any outstanding third-party indebtedness at the time of the Distribution.
Q.
What are the material U.S. federal income tax consequences of the Merger?

A.
Under U.S. federal income tax laws, a U.S. holder (as defined in “Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger”) must include in its gross income the gross amount of any dividend paid by the Company to the extent of its current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). The Company has not calculated earnings and profits in accordance with U.S. federal income tax principles. Accordingly, U.S. holders should expect to treat the Distribution as a taxable dividend. The Company or other applicable withholding agents may be required or permitted to withhold at the applicable rate on all or a portion of the Distribution payable to Non-U.S. holders (as defined in “Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger”) of the shares of SpinCo common stock, and any such withholding would be satisfied by the Company or such agent by withholding and selling a portion of the shares of SpinCo common stock that otherwise would be distributable to Non-U.S. holders or by withholding from other property held in the Non-U.S. holder’s account with the withholding agent.

The receipt of cash and CVRs by a U.S. holder pursuant to the Merger will be a taxable transaction to U.S. holders. The amount of gain or loss a U.S. holder will recognize, and the timing of such gain or loss, depends on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty.
Non-U.S. holders generally will not be subject to U.S. federal income tax with respect to the receipt of cash and CVRs in the Merger unless such Non-U.S. holder has certain connections to the United States, but may be subject to the backup withholding rules described above unless the Non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding.
Please carefully review the information under “The Transactions — Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger” beginning on page 63 for a more detailed discussion of the U.S. federal income tax consequences of the Spin-Off and the Merger
Q.
Do any of the Company’s directors or officers have interests in the Merger that may differ from or be in addition to my interests as a stockholder?

A.
In considering the recommendation of the Board of Directors with respect to the Transaction Proposal,

you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. The Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off” beginning on page 60.
Q.
Why am I being asked to consider and vote on the Non-Binding Merger-Related Compensation Proposal?

A.
Under SEC rules, the Company is required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to our named executive officers that is based on, or otherwise relates to, the Merger, commonly referred to as “golden parachute” compensation. This vote is separate from the vote to approve the Merger Agreement.

Q.
What vote is required for the Company’s stockholders to approve the Transaction Proposal?

A.
The adoption of the Transaction Proposal requires the affirmative vote of holders of a majority of the shares of Company common stock outstanding entitled to vote on the proposal.

Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to approve the Transaction Proposal. If you fail to submit a proxy or to vote via the virtual meeting website at the Special Meeting or if your shares of Company common stock are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will be treated as abstentions.
Q.
What vote of our stockholders is required to approve the Adjournment Proposal?

A.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Company common stock present at the Special Meeting and entitled to vote on the proposal.

Abstaining will have the same effect as a vote “AGAINST” approval of the Adjournment Proposal. If you fail to submit a proxy or to vote via the virtual meeting website at the Special Meeting or if your shares of Company common stock are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will be treated as abstentions.
Q.
What vote of our stockholders is required to approve the Non-Binding Merger-Related Compensation Proposal?

A.
Approval by means of a non-binding, advisory vote, of the Non-Binding Merger-Related Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of Company common stock present at the Special Meeting and entitled to vote on the proposal.

Abstaining will have the same effect as a vote “AGAINST” approval of the Non-Binding Merger-Related Compensation Proposal. If you fail to submit a proxy or to vote via the virtual meeting website at the Special Meeting or if your shares of Company common stock are held through a bank, brokerage firm or other nominee and you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will be treated as abstentions.
Q.
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A.
Under the rules of NASDAQ, banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “discretionary” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-discretionary matters, such as the Transaction Proposal and the Adjournment Proposal, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-discretionary matters, which we refer to generally as “broker non-votes.” Because none of the proposals to be voted on at the Special Meeting are routine matters for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the Special Meeting.
Q.
What is the difference between holding Company common stock as a stockholder of record and as a beneficial owner?

A.
If on the record date, your shares of Company common stock were registered directly in your name with our transfer agent, then you are a stockholder “of record.” If you are a stockholder of record, you may vote via the virtual meeting website at the Special Meeting, by mail or over the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote via the virtual meeting website if you have already voted by proxy. Voting via the virtual meeting website at the Special Meeting will revoke your proxy.

If on the record date, your shares of Company common stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then your shares of Company common stock are held in “street name” and you are the beneficial owner of the shares of Company common stock. If you are a beneficial owner of shares of Company common stock registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Please complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet, as instructed by your broker or bank. To vote via the virtual meeting website at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request such a proxy form.
Q.
If my shares of Company common stock are held in “street name” by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares of Company common stock for me?

A.
No. Your bank, brokerage firm or other nominee will only be permitted to vote your shares of Company common stock if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares of Company common stock. Banks, brokerage firms or other nominees who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, such as the proposals to be considered at the Special Meeting, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-routine matters. If you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will not be voted (which we refer to generally as “broker non-votes”), and any such broker non-votes will be counted as abstentions, which will have the same effect as a vote “AGAINST” approval of each of the Transaction Proposal, the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal.

Q.
Who can vote at the Special Meeting?

A.
Only stockholders of record at the close of business on                , 2024, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the meeting. On the record date,           shares of Company common stock were outstanding and entitled to vote upon each of the matters to be presented at the meeting.

If you are a beneficial owner of shares of Company common stock registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Please complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet, as instructed by your broker or bank. To vote via the virtual meeting website at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request such a proxy form.
Q.
How many votes do I have?

A.
Each holder of Company common stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Company common stock that such holder owned as of the record date of           . As of the close of business on the record date, there were a total of           shares of Company common stock outstanding and entitled to vote at the Special Meeting, held by           holders of record.

Q.
What is the quorum requirement?

A.
Under the Amended and Restated Bylaws of the Company (the “Bylaws”), a quorum is present at a meeting of stockholders if there are present in person or by proxy at least a majority of the voting power of the shares outstanding and entitled to vote at the meeting.

Q.
How do I vote?

A.
Stockholder of Record.   If you are a stockholder of record, you may have your shares of Company common stock voted on matters presented at the Special Meeting in any of the following ways:

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Virtually via the Virtual Meeting Website.   You may attend the Special Meeting virtually and cast your vote there.

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Via Our Internet Voting Site at www.proxypush.com/INBX. If you received printed proxy materials, follow the instructions for submitting your proxy via the Internet printed on your proxy card.

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By Telephone.   Call toll-free at 1-866-509-2152. You can also submit your proxy by telephone by following the instructions provided on the Internet voting site or, if you received printed proxy materials, by following the instructions provided on your proxy card.

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In Writing.   You can submit your proxy by completing, signing, dating and returning the proxy card in the enclosed postage-paid envelope.

The Internet and telephone voting facilities for the submission of proxies for stockholders of record will close at              , Pacific Time on              , 2024.
Beneficial Owner.   If you are a beneficial owner, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote via the virtual meeting website at the Special Meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the Special Meeting. To gain admittance, please register in advance at https://www.proxydocs.com/INBX and enter your control number included in the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting or proxy card that you receive.
Q.
How can I change or revoke my proxy?

A.
If you own shares of Company common stock in your own name, you may revoke any prior proxy or voting instructions, regardless of how your proxy or voting instructions were originally submitted, by:

•
sending a written statement to that effect to our Corporate Secretary, which must be received by us by 5:00 p.m., Pacific Time on the business day immediately prior to the date of the Special Meeting;

•
submitting a properly signed proxy card or voting instruction form dated a later date;

•
submitting a later dated proxy or providing new voting instructions via the Internet or by telephone; or

•
attending the Special Meeting and voting your shares of Company common stock via the virtual meeting website.

If you hold shares of Company common stock in street name, you should contact the intermediary for instructions on how to change your voting instruction.
Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Company common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company common stock is called a “proxy card.”

Q.
If a stockholder gives a proxy, how are the shares of Company common stock voted?

A.
Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you own shares of Company common stock that are registered in your own name and return a signed proxy card or grant a proxy via the Internet or by telephone, but do not indicate how you wish your shares of Company common stock to be voted, the shares of Company common stock represented by your properly signed proxy will be voted “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
Q.
How are votes counted?

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For the Transaction Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as if you voted “AGAINST” approval of the proposal, and broker non-votes will be counted as abstentions.

For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as if you voted “AGAINST” approval of the proposal, and broker non-votes will be counted as abstentions.
For the Non-Binding Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as if you voted “AGAINST” approval of the proposal, and broker non-votes will be counted as abstentions.
Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you received more than one proxy card, your shares of Company common stock are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares of Company common stock shown on each proxy card that you receive in order for all of your shares of Company common stock to be voted at the meeting.

Q.
What happens if I sell my shares of Company common stock before the Special Meeting?

A.
The record date for stockholders entitled to vote at the Special Meeting is earlier than both the date of the Special Meeting and the consummation of the Merger. If you transfer your shares of Company common stock after the record date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares of Company common stock and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares of Company common stock at the Special Meeting but will transfer the right to receive the Transaction Consideration to the person to whom you transfer your shares of Company common stock.

Q.
What happens if I sell my shares of Company common stock before the Distribution Record Date?

A.
The Distribution Record Date for stockholders entitled to receive shares of SpinCo common stock in the Spin-Off is later than the date of the Special Meeting but earlier than the date of the consummation of the Merger. If you transfer your shares of Company common stock before the Distribution Record Date, you will transfer the right to receive the shares of SpinCo common stock to the person to whom you transfer your shares of Company common stock.

Q.
What happens if I sell my Company common stock after the Special Meeting but before the Effective Time?

A.
If you transfer your shares of Company common stock after the Special Meeting but before the Effective Time, you will have transferred the Merger Consideration to the person to whom you transfer your shares of Company common stock. In order to receive the Merger Consideration, you must hold your shares of Company common stock through the completion of the Merger.

If you transfer your shares of Company common stock after the Distribution Record Date but before the Effective Time, you will have transferred your right to receive the Merger Consideration to the person to whom you transfer your shares of Company common stock; however, you will retain the right to receive shares of SpinCo common stock in the Spin-Off. In order to receive shares of SpinCo common stock, you must hold your shares of Company common stock through the Distribution Record Date.
Q.
Who is paying for this proxy solicitation?

A.
The Company has engaged BetaNXT, Inc. and its platform, Mediant (which we refer to as “Mediant”) to assist in the distribution and tabulation of proxies for the Special Meeting. The Company estimates that it will pay Mediant a fee of approximately $17,500 and postage expenses. The Company has agreed to reimburse Mediant for certain fees and expenses and will also indemnify Mediant, its affiliates and their respective officers, directors, employees and agents against certain losses, claims, damages, costs, charges, counsel fees and expenses, payments, expenses and liability. The Company may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of shares of Company common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person, but they will not be paid any additional amounts for soliciting proxies.

Q.
What do I need to do now?

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Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please promptly submit your proxy to ensure that your shares of Company common stock are represented at the Special Meeting. If you hold your shares of Company common stock in your own name as the stockholder of record, you may submit a proxy to have your shares of Company common stock voted at the Special Meeting in one of three ways: (i) using the Internet in accordance with the instructions set forth on the enclosed proxy card, (ii) calling toll-free at 866-648-8133 or (iii) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope. If you decide to attend the Special Meeting and vote via the virtual meeting website, your vote by ballot will revoke any proxy previously submitted. If you are a beneficial owner, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.
Should I surrender my shares now?

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No. Any holder of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the Merger Consideration. See “The Merger Agreement — Surrender and Payment Procedures” beginning on page 76.

Q.
Am I entitled to exercise dissenters’ rights or rights of appraisal instead of receiving the Merger Consideration for my shares of Company common stock?

A.
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, if the Merger is consummated and certain conditions are met, Company stockholders or beneficial owners who continuously hold their shares of Company common stock through the Effective Date, do not vote in favor of the Transaction Proposal, properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and otherwise comply with, and do not validly withdraw or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to appraisal rights to receive, in cash, the “fair value” of their shares as determined by the Delaware Court of Chancery in accordance with Section 262 of the DGCL, the provisions of which are summarized in this proxy statement. If the Merger is consummated and certain conditions are met, Company stockholders and beneficial owners who properly exercise their appraisal rights in compliance with Section 262 of the DGCL will be entitled to have the Delaware Court of Chancery determine, and to be paid, the “fair value” of their shares, exclusive of any element or value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the “fair value.” The appraisal amount could be more than, the same as or less than the amount a Company stockholder would be entitled to receive under the terms of the Merger Agreement. For additional information, see the section entitled “Appraisal Rights.” The relevant section of the DGCL regarding appraisal rights, as in effect both at the time of the parties’ entry into the Merger Agreement, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. See “Dissenters’ Rights” beginning on page 31.

Q.
Who can help answer any other questions I might have?

A.
If your shares are registered directly in your name through our Transfer Agent, or you have stock certificates registered in your name, and you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy tabulator by internet, by email or by phone:

By Internet: https://www.proxydocs.com/INBX
By Email: paper@investorelections.com
By Phone: 866-648-8133
If your shares are held in the name of a bank, broker, or other nominee, you will receive instructions from your bank, broker, or other nominee of record if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements about Parent’s proposed acquisition of the Company and the Company’s related spin-off of the assets and liabilities of the Company that are not primarily related to INBRX-101, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical facts contained in this proxy statement are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “design,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. The risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Parent will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities of the Company that are not primarily related to INBRX-101 and the consummation of the Spin-Off in the anticipated timeframe or at all; changes to the configuration of the non- INBRX-101 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry.
You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. We operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company undertakes no obligation to, and does not intend to, update publicly or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.
You should read this proxy statement and the documents that we file with the SEC with the understanding that our actual future results, levels of activity, performance, and events and circumstances may be materially different from what we expect.

PARTIES TO THE MERGER
Inhibrx, Inc.
The Company, a Delaware corporation, is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. The Company’s current clinical pipeline includes therapeutic candidates in the following categories:
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INBRX-101 seeks to maintain the natural function of Alpha-1 antitrypsin (“AAT”) in a recombinant format, optimized for less frequent dosing and greater potential therapeutic activity as compared to plasma-derived AAT (“pdAAT”).

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INBRX-106 is a hexavalent product candidate agonist of OX40. OX40 is a co-stimulatory receptor expressed on immune cells that is enriched in the tumor microenvironment. OX40 ligand is a trimeric protein that activates OX40 signaling through clustering.

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INBRX-109 is a precision-engineered, tetravalent death receptor 5 (DR5) agonist antibody designed to exploit the tumor-biased cell death induced by DR5 activation.

The Company’s principal executive office is located at 11025 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037. The Company’s telephone number is (858) 795-4220. The Company website address is www.inhibrx.com. The information provided on the Company’s website is not part of this proxy statement and is not incorporated in this proxy statement by reference here or by any other reference to its website provided in this proxy statement.
The Company common stock is listed and trades on NASDAQ under the symbol “INBX.”
Inhibrx Biosciences, Inc.
SpinCo is a Delaware corporation and a wholly owned subsidiary of the Company, and was formed on January 8, 2024 under the name Ibex SpinCo, Inc. and renamed on January 25, 2024 to Inhibrx Biosciences, Inc., for the purpose of engaging in the transactions contemplated by the Distribution Agreement. SpinCo has not engaged in any business activities other than in connection with the transactions contemplated by the Distribution Agreement. Pursuant to the terms of the Distribution Agreement, the Company will effect the Pre-Closing Reorganization, such that the Company will own, assume or retain all assets and liabilities primarily related to INBRX-101, and SpinCo will own, assume or retain all other assets and liabilities of the Company and its subsidiaries, and thereafter, but prior to and as a condition to Closing, the Company will distribute to its stockholders as of the Distribution Record Date, on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held as of the Distribution Record Date.
After the Spin-Off is completed, SpinCo will be a separate, publicly held company that will own certain assets and liabilities of the Company that are not primarily related to the 101 Business.
The principal executive office of SpinCo is located at 11025 N. Torrey Pines Road, Suite 140, La Jolla, CA 92037, and SpinCo’s telephone number is (858) 795-4220.
Aventis Inc.
Parent is a Pennsylvania corporation and is a wholly owned indirect subsidiary of Sanofi, a leading global healthcare company, focused on patient needs and engaged in the research, development, manufacture and marketing of therapeutic solutions. Parent’s principal executive office is located at 55 Corporate Drive, Bridgewater, NJ 08807.
Art Acquisition Sub, Inc.
Merger Sub was incorporated in Delaware on January 18, 2024, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions (as defined below), including the Merger.

Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions. Upon completion of the Merger, Merger Sub will merge with and into the Company and Merger Sub will cease to exist.

THE SPECIAL MEETING
This proxy statement is being provided to the stockholders of the Company as part of a solicitation of proxies by the Board for use at the special meeting to be held at the time specified below, and at any properly convened meeting following an adjournment or postponement thereof. This proxy statement provides stockholders of the Company with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board of Directors for use at the Special Meeting to be held online in a virtual format on           , at           a.m., Pacific Time, or at any postponement or adjournment thereof. Stockholders of the Company will be able to attend the Special Meeting by registering at https://www.proxydocs.com/INBX.
Purpose of the Special Meeting
At the Special Meeting, holders of record as of the close of business on           , 2024 (which we refer to as the “record date”) of Company common stock will be asked to consider and vote on:
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a proposal to adopt the Transaction Proposal;

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a proposal to adopt the Adjournment Proposal; and

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a non-binding, advisory vote, to adopt the Non-Binding Merger-Related Compensation Proposal.

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
The Board of Directors unanimously recommends that you vote “FOR” each of the above proposals.
Our stockholders must approve the Transaction Proposal in order for the Merger to occur. If our stockholders fail to approve the Transaction Proposal, the Merger and the Spin-Off will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement and a copy of the Distribution Agreement is attached as Annex B to this proxy statement. We encourage you to read the Merger Agreement and the Distribution Agreement carefully and in their entirety.
Record Date and Quorum
We have fixed the close of business on           , 2024, as the record date for the Special Meeting, and only holders of record of shares of Company common stock on the record date are entitled to notice of, and to vote at (in person by proxy), the Special Meeting.
You are entitled to receive notice of, and to vote at, the Special Meeting if you owned Company common stock at the close of business on the record date. You will be entitled to one vote for each share of Company common stock that you owned on the record date. As of the close of business on the record date, there were           shares of Company common stock outstanding and entitled to vote at the Special Meeting, held by           holders of record. You will be entitled to one vote on all matters properly coming before the Special Meeting for each share of Company common stock that you owned on the record date.
Holders of a majority of the voting power of the shares outstanding and entitled to vote upon a question to be considered at the meeting constitute a quorum for the purposes of the Special Meeting. Shares of Company common stock represented at the Special Meeting but not voted, including shares of Company common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the Special Meeting, the Special Meeting may be adjourned or postponed to solicit additional proxies. Pursuant to the Bylaws, approval of the adjournment of the Special Meeting in a situation in which a quorum is not present or represented at the Special Meeting requires the affirmative vote of holders of a majority of the shares of

Company common stock present at the Special Meeting and entitled to vote on the proposal. Approval of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal each require the affirmative vote of the holders of a majority of the shares of Company common stock present at the Special Meeting and entitled to vote on the proposal.
Attendance
Only stockholders of record as of the record date, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting. To gain admittance, please register in advance at https://www.proxydocs.com/INBX and enter your control number included in the Important Notice Regarding the Availability of Proxy Materials for the Special Meeting or proxy card that you receive.
Vote Required
Approval of the Transaction Proposal requires the affirmative vote of the holders of a majority of the shares of Company common stock entitled to vote on the proposal, voting as a single class. For the Transaction Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will not be counted as votes cast in favor of the Transaction Proposal, but will count for the purpose of determining whether a quorum is present.
If your shares of Company common stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares of Company common stock, the “stockholder of record.” This proxy statement and proxy card have been sent directly to you by the Company.
If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of Company common stock held in street name. In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares of Company common stock by following their instructions for voting.
Banks, brokerage firms or other nominees who hold shares in street name for customers generally have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms and other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters such as the Transaction Proposal and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-routine matters. These broker non-votes will be counted for purposes of determining a quorum assuming attendance at the Special Meeting, and if there are broker non-votes with respect to your shares of Company common stock on the issue, as applicable, these broker non-votes will be counted as abstentions and will have the same effect as if you voted “AGAINST” approval of the Transaction Proposal.
The Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal each require the affirmative vote of holders of a majority of shares of Company common stock present in person or by proxy at the Special Meeting and entitled to vote on the proposal. For each of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For purposes of each of the Adjournment Proposal and the Non-Binding Merger-Related Compensation Proposal, if you attend the Special Meeting and abstain on such proposal, or if you have submitted a proxy and abstained on such proposal, this will have the same effect as if you voted “AGAINST” approval of such proposal.
If you are a stockholder of record, you may have your shares of Company common stock voted on matters presented at the Special Meeting in any of the following ways:
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by proxy — stockholders of record have a choice of voting by proxy by telephone or over the Internet, by accessing the telephone number or website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;
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by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or

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by virtually attending via the virtual meeting website — you may attend the Special Meeting and cast your vote there.

If you are a beneficial owner, you should receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Company common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares of Company common stock voted. Please note that if you are a beneficial owner and wish to vote via the virtual meeting website at the Special Meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the Special Meeting.
Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting your proxy over the Internet or by telephone. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the accompanying prepaid reply envelope, and your proxy card must be filed with our Corporate Secretary by the time the Special Meeting begins.
If you submit a proxy, regardless of the method you choose to submit such proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE MEETING PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.
As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate,           shares of Company common stock (not including any Company common stock deliverable upon exercise or conversion of any options, stock appreciation rights, restricted shares or phantom awards), representing approximately    % of the shares of outstanding Company common stock. The directors and officers have informed the Company that they currently intend to vote all such shares of Company common stock “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card in the envelope provided, or may vote via the virtual meeting website by attending the Special Meeting. If you are a beneficial owner of Company common stock registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Please complete and mail that proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet, as instructed by your broker or bank. If you fail to submit a proxy or to vote via the virtual meeting website at the Special Meeting, or do not provide your bank, brokerage firm or other nominee with instructions, as applicable, your shares of Company common stock will not be voted on the proposal to adopt the Transaction Proposal, and your shares of Company common stock will not have an effect on the proposal to adopt the Transaction Proposal, the Adjournment Proposal or the Non-Binding Merger-Related Compensation Proposal.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Corporate Secretary by 5:00 p.m. Pacific Time on the business day immediately prior to the date of the Special Meeting, or by virtually attending the Special Meeting and voting via the virtual meeting website. Written notice of revocation should be mailed to: Inhibrx, Inc., Attention: Corporate Secretary, 11025 N. Torrey Pines Road, Suite 200, La Jolla, California 92037.
Adjournments
Although not currently expected, the Special Meeting may be adjourned, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Transaction Proposal. Pursuant to the Bylaws, approval of the adjournment of the Special Meeting in a situation in which a quorum is not present or represented at the Special Meeting requires the affirmative vote of the holders of a majority of Company common stock present at the Special Meeting and entitled to vote on the proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of Company common stock present at the Special Meeting and entitled to vote on the proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.
Anticipated Date of Completion of the Merger
We are working towards completing the Merger as soon as possible. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, including approval by our stockholders of the Transaction Proposal, we anticipate that the Merger will be completed in the second quarter of 2024. If our stockholders vote to approve the Transaction Proposal, the Merger will become effective as soon as practicable following the satisfaction or waiver of the other conditions to the Merger, including the effectiveness of the Spin-Off, subject to the terms of the Merger Agreement. See “The Merger Agreement — Closing and Effective Time of the Merger” beginning on page 74.
Dissenters’ Rights
If the Merger is consummated and certain conditions are met, the Company’s stockholders or beneficial owners who continuously hold their shares of Company common stock through the Effective Date, who do not vote in favor of the Merger, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to appraisal rights to receive, in cash, the fair value of their shares as determined by the Delaware Court of Chancery under Section 262 of the Delaware General Corporation Law (the “DGCL”) as in effect at the time of the parties’ entry into the Merger Agreement (“Section 262”). This means that the Company’s stockholders or beneficial owners may be entitled to have their shares of Company common stock appraised by the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of their shares of Company common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be “fair value” (or in certain circumstances described in further detail in the section of this proxy statement captioned “Appraisal Rights,” on the difference between the amount determined to be the “fair value” and the amount paid by the Surviving Company in the Merger to each Company stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, the Company’s stockholders or beneficial owners who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

The Company’s stockholders or beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company common stock.
To exercise appraisal rights, the Company’s stockholders must: (i) deliver a written demand for appraisal to the Company before the vote is taken on the Transaction Proposal; (ii) not submit a proxy or otherwise vote in favor of the Transaction Proposal; (iii) continue to hold shares of Company common stock of record through the Effective Date; and (iv) comply with all other procedures for exercising and perfecting appraisal rights under the DGCL. Failure to follow the procedures specified under the DGCL will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who otherwise would be entitled to appraisal rights unless certain stock ownership conditions are satisfied by the Company’s stockholders who properly and timely demand appraisal in accordance with Section 262 of the DGCL. The DGCL requirements for exercising and perfecting appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL. The relevant section of the DGCL regarding appraisal rights, as in effect at the time of the parties’ entry into the Merger Agreement, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
If you hold your shares of Company common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the Surviving Company under Section 262 of the DGCL and to be set forth on the verified listed required by Section 262(f) of the DGCL. For more information, please see the section of this proxy statement captioned “Appraisal Rights.”
Solicitation of Proxies; Payment of Solicitation Expenses
The Company has engaged Mediant (which we refer to as “Mediant”) to assist in the solicitation of proxies for the Special Meeting. The Company estimates that it will pay Mediant a fee of approximately $17,500 and postage expenses. The Company has agreed to reimburse Mediant for certain fees and expenses and will also indemnify Mediant, its affiliates and their respective officers, directors, employees and agents against certain losses, claims, damages, costs, charges, counsel fees and expenses, payments, expenses and liability. The Company may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of shares of Company common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person, but they will not be paid any additional amounts for soliciting proxies.
Questions and Additional Information
If your shares are registered directly in your name through our Transfer Agent, or you have stock certificates registered in your name, and you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy tabulator by internet, by email or by phone:
By Internet: https://www.proxydocs.com/INBX
By Email: paper@investorelections.com
By Phone: 866-648-8133
If your shares are held in the name of a bank, broker, or other nominee, you will receive instructions from your bank, broker, or other nominee of record if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions.

THE TRANSACTIONS (PROPOSAL NO. 1)
This discussion of the Transactions is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and the Distribution Agreement, which is attached to this proxy statement as Annex B. You should read the entire Merger Agreement and the Distribution Agreement carefully, as these are the legal documents that govern the transaction.
Overview
On January 22, 2024, the Company and Parent entered into certain agreements to effect the acquisition of the Company by Parent. The transactions contemplated by the agreements (which we refer to, collectively, as the “Transactions”) include the separation of certain assets of the Company between the Company and SpinCo through a series of restructuring transactions (which we refer to as the “Pre-Closing Reorganization”), the distribution of 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held as of the Distribution Record Date, and the subsequent Merger. In order to effect the Transactions, the Company, Parent and Merger Sub entered into the Merger Agreement and the Company and SpinCo entered into the Distribution Agreement.
The Pre-Closing Reorganization; The Spin-Off; The Merger
In connection with the acquisition of the Company by Parent, prior to the Spin-Off and the Merger, the Company and SpinCo will consummate (or cause to be consummated) the Pre-Closing Reorganization, which will generally result in the Company owning, assuming or retaining all assets and liabilities primarily related to the 101 Business, and SpinCo owning, assuming or retaining those assets and liabilities primarily related to the SpinCo Business.
As a condition to the Merger, the Company will consummate the Spin-Off, with the distribution of 92% of the issued and outstanding shares of SpinCo common stock as of the Distribution Record Date, at a ratio of one share of SpinCo common stock for every four shares of Company common stock held as of the Distribution Record Date. Prior to the Spin-Off, the Company will consummate or cause to be consummated the Pre-Closing Reorganization. Prior to the date of the Spin-Off, the Company will also prepare and file the Spin-Off Registration Statement to register the shares of SpinCo common stock that will be distributed in the Spin-Off.
After the Pre-Closing Reorganization and Spin-Off are completed, SpinCo will be a separate, publicly held company that will own the assets and liabilities primarily related to INBRX-105, INBRX-106 and INBRX-109, including the discovery pipeline, and certain corporate infrastructure currently owned by the Company.
Following the Spin-Off, Merger Sub will merge with and into the Company, whereby the separate existence of Merger Sub will cease and the Company will continue as the Surviving Company and as a wholly owned subsidiary of Parent in accordance with the Merger Agreement.
Effects of the Merger
The Merger Agreement provides that each share of Company common stock that is issued and outstanding immediately prior to the Effective Time, other than Excluded Shares (as defined below) will be converted into the right to receive (i) $30.00 in cash, without interest and less any applicable withholding taxes (which we refer to as the “Closing Amount”), plus (ii) one CVR representing the right to receive a contingent payment of $5.00, without interest thereon, in cash, conditional upon the achievement of the Milestone.
Excluded Shares consist of:
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Company common stock owned by the Company as treasury shares;

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Company common stock owned by Parent or Merger Sub; and

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Shares owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with the applicable provisions of Section 262 of the DGCL prior to the Effective Time. In this proxy statement, we refer to such stockholders as “dissenting stockholders.”

In addition, at the Effective Time:
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Each In-the-Money Option will be cancelled and immediately cease to be outstanding and converted into the right to receive (A) the Closing Option Payment and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

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Each Closing Date Underwater Option will be cancelled and converted into the right to receive the contingent payment described in the following sentence. If the Milestone is achieved, the cash amount to be paid in respect of each such Closing Date Underwater Option will be equal to (x) $35.00 (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00) minus (y) the option exercise price per share (in this case, between $30.00 and $35.00 per share strike price), subject to applicable tax withholding; and

•
Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per share of Company common stock that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and will have no further force or effect.

Effect on the Company If the Merger and the Spin-Off Are Not Completed
If the Transaction Proposal is not approved by the Company’s stockholders or if the Merger and the Spin-Off are not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Company common stock in connection with the Merger or the Spin-Off. Instead, the Company will remain an independent public company and the Company common stock will continue to be listed and traded on NASDAQ. In addition, if the Merger and the Spin-Off are not completed, the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the industry in which the Company operates, the servicing of the Company’s debt, market volatility and adverse economic conditions.
Furthermore, if the Merger and the Spin-Off are not completed, and depending on the circumstances that would have caused the Merger not to be completed, the price of Company common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Company common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger and the Spin-Off are not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Company common stock. If the Transaction Proposal is not approved by the Company’s stockholders or if the Merger and the Spin-Off are not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, prospects or results of operation will not be adversely impacted.
In addition, the Merger Agreement provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay to Parent the Termination Fee of $54,500,000. In certain circumstances, the Parent may be required to pay to Company the Reverse Termination Fee of $92,125,000. See the sections entitled “The Merger Agreement — Termination Fee” and “The Merger Agreement — Reverse Termination Fee” beginning on page 93 of this proxy statement for a discussion of the circumstances under which the Termination Fee may be required to be paid.
Background of the Merger and the Spin-Off
The Board of Directors and representatives of Company management meet and consider, on an ongoing basis, the Company’s long-term strategy and the range of strategic opportunities available to the Company to strengthen its business and to enhance stockholder value, including financing opportunities, development of its products and product candidates, investments in potential new growth opportunities, acquisitions, licensing arrangements, joint ventures, research and development collaborations and partnerships and other strategic transactions.

Starting in mid-2022, and with the authorization of the Board of Directors, representatives of the Company had preliminary discussions with 21 potential strategic counterparties, including Sanofi, regarding such parties’ interest in a potential acquisition of the Company or other strategic collaboration or licensing transaction with respect to the 101 Business. As part of that process, the Company entered into nine confidential nondisclosure agreements, including with Sanofi, none of which contained any standstill provisions. Discussions with the counterparties, other than Sanofi, Party A and Party B, as set forth below, did not result in any indications of interest or offers. Several potential counterparties cited, among other things, (i) the lack of synergies with their existing pipelines, (ii) regulatory risk with respect to obtaining FDA approval for INBRX-101, (iii) considerations regarding an option issued by the Company to Chiesi Farmaceutici S.p.A (“Chiesi”) to exclusively license, develop and commercialize INBRX-101 outside of the United States and Canada, and (iv) execution risk, as reasons for their decision not to pursue a potential transaction. Representatives of Company management regularly updated the Board of Directors on its discussions with potential strategic counterparties and the Board of Directors reviewed and provided direction thereon.
On July 25, 2022, the Company entered into a confidentiality agreement (the “CDA”) with Sanofi with respect to the mutual sharing of confidential information between the parties for purposes of exploring a potential business transaction. The CDA did not contain any standstill restrictions on either party. Thereafter, from time to time, Company representatives continued to have discussions with Sanofi and other parties regarding a potential transaction involving the 101 Business.
On April 24, 2023, a representative of Sanofi submitted a written non-binding indication of interest to acquire the 101 Business for (i) upfront cash consideration of $750 million, (ii) up to $550 million in cash upon receipt of certain future regulatory approvals needed for the commercialization of the 101 Business, and (iii) up to $700 million in cash based upon the achievement of certain future sales milestones, for a total approximate deal value of up to $2.0 billion (on a non-risk adjusted and non-present value adjusted basis)1 (the “April 24th Proposal”).
On April 25, 2023, on the basis of prior discussions with the Board of Directors with respect to the potential value and associated risks of the 101 Business (and taking into account the risk and present value adjustments that would need to be applied to the approximate deal value given that neither the regulatory approvals nor the sales milestones contained in the April 24th Proposal would be obtained for multiple years, if ever), the Company made a counteroffer to Sanofi for a licensing deal instead of the asset acquisition proposed in the April 24th Proposal. The counteroffer provided for (i) upfront cash consideration of $1 billion, (ii) $1 billion in cash upon receipt of regulatory approvals needed for the commercialization of the 101 Business, and (iii) a 20% royalty payment based on product sales (the “Company’s April 25th Proposal”).
On April 27, 2023, a representative of the Company discussed the April 24th Proposal and the Company’s April 25th Proposal with a representative of Sanofi, resulting in the parties agreeing that there was no alignment regarding the terms of a potential transaction at that time.
On May 15, 2023, a representative of Party A made a verbal non-binding indication of interest to license the 101 Business for (i) upfront cash consideration of approximately $100 million, (ii) $350 million of cash upon the achievement of certain FDA approvals, and (iii) a “double-digit” royalty payment based on product sales. Based on previous discussions held with the Board of Directors with respect to the potential value and associated risks of the asset, the Company verbally indicated to Party A that the indication of interest was significantly too low and did not engage in further substantive conversations with Party A regarding a potential transaction.
In July 2023, following informal discussions that began in February 2022, the Company engaged Centerview Partners LLC (“Centerview”), the formal engagement of which was agreed on January 19, 2024, as a financial advisor with respect to the Company’s ongoing review, including the Company’s consideration of a potential sale or collaboration and licensing arrangements with one or more parties. The Company engaged Centerview for these initiatives based on, among other matters, Centerview’s familiarity

1
All approximate deal values included in this “— Background of the Merger and the Spin-Off” section of this proxy statement, are presented on a risk adjusted and present-value basis.

with the Company, their reputation as an internationally recognized investment banking firm and their substantial experience with transactions involving clinical and early commercial stage biotech companies similar to those being explored by the Company.
On July 18, 2023, a representative of Party B made a verbal non-binding indication of interest to license the 101 Business for upfront cash consideration of approximately $100 million and cash payments for certain other future milestones which were not provided with specificity. Based on previous discussions held with the Board of Directors with respect to the potential value and associated risks of the asset, the Company did not respond to this verbal indication of interest.
Effective July 24, 2023, the Company and Sanofi extended the expiration of the CDA until July 24, 2024, on the same terms as the existing CDA.
On September 14, 2023, following various positive high-level and non-specific conversations between representatives of Sanofi and representatives of the Company, representatives of Sanofi were provided with access to a virtual data room containing preliminary due diligence materials with respect to the 101 Business in order to facilitate Sanofi’s evaluation of a potential transaction.
On September 19, 2023, the Company announced that it had retained full global rights to INBRX-101 as a result of Chiesi declining to exercise its option for the ex-North American rights to develop and commercialize INBRX-101 for the treatment of patients with emphysema due to Alpha-1 Antitrypsin Deficiency. Following receipt of such notice from Chiesi, the Company had further discussions with four potential strategic counterparties (not including Sanofi), including Party A, regarding a potential transaction with respect to the 101 Business, none of which resulted in any additional indications of interest or offers.
As discussions with Party A developed, Party A expressed that it would be unlikely to provide any significant upfront cash consideration, reflecting, among other things, its view of the perceived regulatory risks inherent in the 101 Business. Party A instead expressed openness to exploring a transaction structure wherein Party A would (i) cover certain development costs associated with the 101 Business and (ii) make future payments contingent upon achieving specific late-stage milestones. The Company determined that the lack of upfront consideration and the overall value to be realized by stockholders of the Company in such a transaction were inadequate based on prior discussions with the Board of Directors regarding the potential value of the 101 Business. After being provided with access to a virtual data room containing preliminary due diligence materials with respect to the 101 Business, Party A verbally communicated to the Company that it had determined not to pursue a potential transaction.
On December 18, 2023, the Company received a written non-binding indication of interest from Sanofi to acquire the 101 Business, including the following material terms: (i) upfront cash consideration of $1.3 billion, (ii) the settlement of the Company’s outstanding third-party debt at closing estimated by Sanofi to be approximately $205.7 million and (iii) allowing the Company’s shareholders to retain 100% ownership of the SpinCo Business, as well as the Company’s balance sheet cash at closing. Based on the Company’s estimated cash as of December 31, 2023 of approximately $257 million, these terms implied a total approximate deal value of $1.8 billion, excluding the potential additional value of the Company’s shareholders retaining 100% ownership of all programs other than the 101 Business (collectively, the “December 18th Proposal”). The December 18th Proposal was not contingent on Sanofi obtaining financing but did require completion of customary due diligence. Additionally, Sanofi indicated in the December 18th Proposal that, as discussed between Sanofi and the Company’s advisors, it was open to structuring the transaction in a similar manner to the Biohaven-Pfizer transaction (as described below).
On December 19, 2023, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”), the Company’s M&A counsel in attendance. At the meeting, representatives of Company management, at the direction of the Board of Directors, (i) described the December 18th Proposal to the Board of Directors (including noting that the Company’s estimated cash position could deplete by approximately $200 million between December 31, 2023 and a potential estimated transaction close in mid-2024, which would imply lower aggregate value retained by Company shareholders at closing, (ii) described the potential transaction structure referred to as a “Biohaven-like structure” in which the Company would spin off its assets unrelated to the 101 Business into a newly created publicly-traded biopharmaceutical company, with the shares of SpinCo common stock to be distributed to the Company’s stockholders via a SEC-registered distribution of publicly listed shares, following which Sanofi would acquire the Company, which would hold only the 101 Business at the time of the acquisition, (iii) provided an overview and reminder of the other discussions that they had undertaken with other potential strategic counterparties over the past eighteen months at the direction of the Board of Directors, which included a discussion of the universe of potential counterparties and (iv) presented a preliminary version of Company management’s projections for the Company and SpinCo which were substantially similar to the Forecasts and similar to the SpinCo Forecasts, each of which management noted would need to be revised to reflect, among other things, the specific allocation of assets between the Company and SpinCo in the transaction and which, in the case of the SpinCo Forecasts, differed from such projections due to changes to the near-term budget and overhead expenses and general cost structure at SpinCo, which was being determined alongside the consideration of the potential transaction. At the meeting, the Board of Directors asked questions of, and engaged further in discussions with, the representatives of Company management and the Company’s advisors regarding the December 18th Proposal and Company management’s projections, including a detailed discussion of the key substantive changes in the projections from the Historical Product Projections (as defined in the section of this proxy statement captioned “— Certain Financial Projections”) related to INBRX-101 and INBRX-109 discussed with the Board of Directors in 2022, including (i) a decreased probability of success ascribed to INBRX-101 for the treatment of AATD (which decreased from 90% to 60%), reflecting a less advantageous regulatory environment, including potential difficulty in obtaining FDA approval and enhanced data on the probability of success for similar products; (ii) a decreased probability of success ascribed to INBRX-101 for the treatment of GvHD (which decreased from 60% to 10%), as a result of limited clinical data with success in that indication and no internal movement on future clinical trials in GvHD due to competing priorities; (iii)  an increase in the cost of capital; (iv) a decreased compound annual growth rate for AATD, from 7% to 4%, reflecting lower market growth rates for similar products; (v) a decrease in gross revenue due to (a) a reduction in the expected population afflicted with AATD and a decrease in the Company’s market share of that population, and (b) a delay in market launch due to a longer clinical trial period; and (vi) an increase in operating expenses to reflect a larger sales force than originally anticipated and a higher cost of goods on the manufacturing of AATD due to inflation. As part of their review of the projections provided at the meeting, the Board of Directors noted that the Company, given its cash burn rate, could require up to $1.5 billion in funding over the next four years, and that, if a transaction was not undertaken in the coming months, the Company would likely need to pivot to one or more capital raises in the near term. The Board of Directors further noted that such a capital raise may be challenging given high interest rates, the downturn in general market sentiment towards biopharmaceutical companies and the risks associated with raising capital in an election year, and that such a fundraising would significantly limit the time that Company management would have to devote to continuing to operate the business and evaluate potential strategic transactions until such fundraising had been completed. Representatives of Paul Weiss also discussed with the Board of Directors their fiduciary duties in the context of the proposed transaction. The Board of Directors agreed to reconvene later in the week to further discuss the December 18th Proposal.
On December 21, 2023, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul Weiss in attendance. At the meeting, representatives of Company management and/or the Company’s advisors, as applicable and at the direction of the Board of Directors, (i) reviewed the terms of the December 18th Proposal with the Board of Directors, (ii) presented the same preliminary version of Company management’s projections for the Company and SpinCo as presented at the December 19, 2023 meeting which were substantially similar to the Forecasts and similar to the SpinCo Forecasts, which management noted would need to be revised to reflect, among other things, the specific allocation of assets between the Company and SpinCo in the transaction and which, in the case of the SpinCo Forecasts, differed from such projections due to changes to near-term budget and overhead expenses and general cost structure at SpinCo which was being determined alongside the consideration of the potential transaction and (iii) provided Centerview’s preliminary financial analysis of the December 18th Proposal. At the meeting, the Board of Directors asked questions of, and engaged further in discussions with, the representatives of Company management and the Company’s advisors regarding the December 18th Proposal. Representatives of Centerview, at the direction of the Board of Directors, provided a preliminary financial analysis of the December 18th Proposal, noting that the upfront cash consideration of $1.3 billion implied a per share value of $24.00 and the total estimated consideration implied an approximate per share value of $34.90 – $37.95, reflecting certain assumptions regarding the initial value of SpinCo and the Company’s estimated cash balance as of December 31, 2023. The Board of Directors noted that while the upfront cash offer was below the Company’s then-current trading price of $29.99 per share (as of the close of business on December 19, 2023), the upfront cash component was not meant to represent the full value of the Company, but rather the 101 Business only. The Board of Directors also noted that the total consideration of the December 18th Proposal was above the current trading price and that the stock price had significantly accreted starting in early November without any improvement in the fundamentals of the business and was then trading at a 52-week high. The Board of Directors also engaged further in discussions with the representatives of Company management and the Company’s advisors regarding the projections provided at the meeting. Representatives of Company management, with input from representatives of Centerview, described the current dynamics in the public market for biotech companies, analysts’ position on the Company and how Company management’s views on the Company might differ from the perceived market view with respect to the potential value of the SpinCo Business. Following its review of the December 18th Proposal, the projections provided at the meeting and advice of its advisors, the Board of Directors instructed representatives of Company management and representatives of Centerview to respond to the December 18th Proposal with a counterproposal of a “Biohaven-like structure” with (i) cash consideration of $32.00 per share (implying a fully diluted equity value of approximately $1.8 billion, which was an increase of $8.00 per share compared to the December 18th Proposal), (ii) the settlement of the Company’s outstanding third-party debt as of closing and all transaction expenses, (iii) funding of SpinCo equal to the cash held by the Company as of signing and reimbursement of any costs related to the 101 Business spent between signing and closing and (iv) a contingent value right to $5.00 per share in cash, payable upon FDA approval of INBRX-101 for Alpha-I Antitrypsin Deficiency, for a total approximate deal value of up to $2.3 billion plus the potential value to the Company’s shareholders of retaining 100% ownership of SpinCo, including cash held by the Company as of closing (collectively, the “Company’s December 21st Counter Proposal”). The Board of Directors noted that the Company’s December 21st Counter Proposal would represent more than a 54% increase from the December 18th Proposal including both the upfront cash consideration and contingent value right, a 23% premium to the Company’s trading price as of the close of business on December 19, 2023, which was a 52-week high, and a 53% premium to the Company’s 30 calendar day VWAP.
Subsequent to this, representatives of Company management and Centerview, at the direction of the Board of Directors, provided Sanofi with the Company’s December 21st Counter Proposal in writing on the terms approved by the Board of Directors.
On December 28, 2023, the Company received a revised written non-binding indication of interest from Sanofi to acquire the 101 Business in a “Biohaven-like structure,” including the following material terms: (i) upfront cash consideration of $30.00 per share (implying a fully diluted equity value of approximately $1.7 billion, which the Company calculated to be an increase of $6.00 per share compared to the December 18th Proposal and a decrease of $2.00 per share compared to the Company’s December 21st Counter Proposal), (ii) settlement of the Company’s third-party debt at closing estimated by Sanofi to be approximately $205.7 million, (iii) the greater of the Company cash balance at closing and $100 million of capital to fund the spin-off business, (iv) the retention of 6% to 8% equity ownership in SpinCo by Sanofi (through its ownership of the Company), and (v) a contingent value right to $5.00 per share in cash, payable upon FDA approval of INBRX-101 for Alpha-I Antitrypsin Deficiency no later than June 30th, 2027, for a total approximate deal value of up to $2.2 billion plus the potential value to the Company’s shareholders of retaining 92% to 94% ownership of SpinCo, including the greater of the Company cash balance at closing and $100 million (collectively, the “December 27th Proposal”).
On December 29, 2023, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul Weiss in attendance. At the meeting, representatives of Company management and/or the Company’s advisors, as applicable and at the direction of the Board of Directors, (i) described the December 27th Proposal, (ii) presented the same preliminary version of Company management’s projections for the Company and SpinCo as presented at the December 19, 2023 meeting which were substantially similar to the Forecasts and similar to the SpinCo Forecasts, which management noted would need to be revised to reflect, among other things, the specific allocation of assets between the Company and SpinCo in the transaction and which, in the case of the SpinCo Forecasts, differed from such projections due to changes to near-term budget and overhead expenses and general cost structure at SpinCo, which was being determined alongside the consideration of the potential transaction and (iii) provided Centerview’s preliminary financial analysis of the December 27th Proposal, the Company and SpinCo, including various reference points, such as the Company’s current and historical trading prices, the preliminary discounted cash flow valuation analyses of the Company and potential SpinCo value. The Board of Directors noted, among other things, that the December 27th Proposal represented an approximate 46% increase in total upfront and contingent value right consideration compared to the December 18th Proposal, in addition to noting the potential value to the Company’s shareholders of retaining 92% to 94% ownership of SpinCo. The Board of Directors asked questions of, and engaged further in discussions with, the representatives of Company management and the Company’s advisors regarding the December 27th Proposal. The Board of Directors reviewed the projections provided at the meeting, noting that based on the projected burn rate of SpinCo, $200 million would be sufficient capitalization for SpinCo. The Board of Directors asked questions of, and engaged in detailed discussions with, the representatives of Company management and the Company’s advisors regarding the upfront cash consideration in light of the current stock price. The Board of Directors noted that while the upfront per share consideration was less than the Company’s current trading price, the upfront cash consideration was not meant to represent the full value of the Company, but rather the 101 Business only. Furthermore, the Board of Directors considered that the total preliminary estimated value of the December 27th Proposal represented a premium to the current trading price, the level of which depended on the range of potential values ascribed to the contingent value right and to SpinCo. The Board of Directors again noted the stock had significantly accreted starting in early November without any improvement in the fundamentals of the business or additional information regarding the Company in the market. Following its review of the December 27th Proposal, the projections provided at the meeting and advice of its advisors, the Board of Directors instructed representatives of Company management and representatives of Centerview to respond to the December 27th Proposal with a counterproposal of (i) upfront cash consideration of $30.00 per share (implying a fully diluted equity value of approximately $1.7 billion), (ii) the settlement of the Company’s outstanding third-party debt as of closing and all transaction expenses, (iii) funding of SpinCo equal to at least $200 million, (iv) the retention of no equity ownership in SpinCo by Sanofi and (v) a contingent value right to $5.00 per share in cash, payable upon FDA approval of INBRX-101 for Alpha-I Antitrypsin Deficiency, for a total approximate deal value of up to $2.2 billion plus the potential value to the Company’s shareholders of retaining 100% ownership of SpinCo, including cash of at least $200 million (collectively, the “Company’s December 29th Counter Proposal”).
Subsequent to this, representatives of Company management and Centerview, at the direction of the Board of Directors, provided Sanofi with the Company’s December 29th Counter Proposal orally on the terms approved by the Board of Directors.
On January 3, 2024, the Company received a revised written non-binding indication of interest in writing from Sanofi to acquire the 101 Business through a reverse triangular merger following the spin-off of product candidates and assets unrelated to the 101 Business, including the following material terms: (i) upfront cash consideration of $30.00 per share (implying a fully diluted equity value of approximately $1.7 billion), (ii) settlement of the Company’s third-party debt at closing estimated by Sanofi to be approximately $205.7 million, (iii) $200 million of capital to fund SpinCo, (iv) the retention of up to 8% equity ownership in SpinCo by Sanofi (through its ownership of the Company), and (v) a contingent value right to $5.00 per share in cash, payable upon FDA approval of INBRX-101 for Alpha-I Antitrypsin Deficiency by no later than June 30, 2027, for a total approximate deal value of up to $2.2 billion plus the potential value to the Company’s shareholders of retaining up to 92% ownership of SpinCo, including cash of $200 million (collectively, the “January 3rd Proposal”). The January 3rd Proposal also included a proposal for a two-week exclusivity period in which to negotiate definitive documents. Sanofi presented the January 3rd Proposal as its “best and final.”
On January 3, 2024, the Board of Directors held a meeting with the representatives of Company management and representatives of Centerview and Paul Weiss in attendance. At the meeting, the Board of Directors asked questions of, and engaged in further discussions with, representatives of Company management and the Company’s advisors regarding the January 3rd Proposal. Representatives of Centerview, at the direction of the Board of Directors, provided a preliminary financial analysis of the January 3rd Proposal. The Board of Directors and representatives of Company management also discussed the importance of having $200 million of SpinCo funding at closing given that owning an aggregate 92% of the shares of

SpinCo common stock formed part of the Transaction Consideration in addition to the approximate deal value of up to $2.2 billion. The Board of Directors discussed whether granting exclusivity ahead of the upcoming JP Morgan healthcare conference would deprive the Company of an opportunity to engage with other potential counterparties and determined, given the number of potential counterparties contacted regarding a potential transaction with respect to the 101 Business in the preceding 18 months, that there was no expectation of any meaningful discussions regarding a strategic transaction at the JP Morgan healthcare conference and that the short time period of the exclusivity, coupled with the post-signing window to evaluate any unsolicited offers if a transaction agreement was signed, presented sufficient opportunity for a competing bidder to emerge. Following careful review and discussion, the Board of Directors determined that the Company should enter into a two-week period of exclusivity and proceed to negotiate a transaction with Sanofi on the terms set forth in the January 3rd Proposal.
On January 4, 2024, the Company provided representatives of Sanofi, including Weil, Gotshal & Manges LLP, legal counsel to Sanofi (“Weil”), and Lazard Ltd., financial advisor to Sanofi (“Lazard”), with access to a virtual data room containing certain financial, regulatory and legal, among other, materials of the Company. From January 5, 2024 through to the signing of the Merger Agreement on January 22, 2024, Sanofi and various of its representatives conducted due diligence on the 101 Business including through reviewing the virtual data room materials, submitting supplemental requests for additional information and documents, to which the Company provided responses, and through a number of discussions with representatives of the Company in various functions.
On January 5, 2024, representatives of the Company, Centerview and Paul Weiss, at the direction of the Board of Directors, met with representatives of Sanofi, Lazard and Weil to discuss the transaction structure and anticipated timeline.
Also on January 5, 2024, on behalf of the Company, representatives of Paul Weiss shared an initial draft of the Merger Agreement with representatives of Weil which provided for, among other things: (i) obligations for both Sanofi and the Company to use reasonable best efforts to obtain required regulatory approvals including the proffer and agreement to divest assets up to a material adverse effect on the Company and responding promptly to requests or notices from governmental authorities; (ii) a 8.5% reverse termination fee payable by Sanofi to the Company if the agreement terminated because of failure to obtain required regulatory approvals by a certain date; (iii) a termination fee of 2.5% payable by the Company to Sanofi in certain circumstances and (iv) standard public company representations with various “Material Adverse Effect”, materiality and knowledge qualifiers.
Also on January 5, 2024, on behalf of the Company, representatives of Paul Weiss shared an initial draft of the Distribution Agreement with representatives of Weil, which provided for, among other things, the Company retaining certain assets and liabilities exclusively related to the 101 Business, and SpinCo assuming all other assets and liabilities, including those associated with the SpinCo Business.
On January 6, 2024, in accordance with the Board of Directors’ instruction, the Company entered into an agreement that granted Sanofi exclusivity until 11:59 PM on January 19, 2024.
On January 11, 2024, on behalf of the Company, representatives of Paul Weiss shared an initial draft of the CVR Agreement with representatives of Weil.
On January 12, 2024, representatives of Weil shared a revised draft of the Merger Agreement with representatives of Paul Weiss, which provided for, among other things: (i) a 4.75% reverse termination fee payable by Sanofi to the Company if the agreement terminates because of failure to obtain regulatory approval by a certain date; (ii) a termination fee of 4% payable by the Company to Sanofi in certain circumstances and (iii) expanded representations with lower materiality thresholds and fewer knowledge qualifiers.
On January 15, 2024, representatives of Weil shared a revised draft of the Distribution Agreement with representatives of Paul Weiss, which provided (i) that the Company, following consummation of the Distribution, would retain certain assets and liabilities of the Company and its subsidiaries related to the 101 Business, (ii) that SpinCo would own and assume only those assets and liabilities exclusively related to the SpinCo Business and (iii) an indemnity from SpinCo to the Company for any taxes caused by the Distribution without taking into account any deductions attributable to transaction expenses.

On January 16 and 18, 2024, the compensation committee of the Board of Directors held meetings with representatives of Company management and representatives of Paul Weiss in attendance. At each meeting, the Board of Directors asked questions of, and engaged in further discussions with, representatives of Company management and the Company’s advisors, regarding, among other things, the status of the Transactions, the treatment of employee equity awards in the transaction and compensation of certain executives and key employees in connection with the transaction.
On January 19, 2024, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul Weiss in attendance to discuss the remaining open negotiation points in the transaction documents. At the meeting, the Board of Directors asked questions of, and engaged in further discussions with, representatives of Company management and the Company’s advisors regarding the status of the negotiations and various transaction documents.
From January 16, 2024 to January 21, 2024, the Company, Sanofi and their respective legal counsel negotiated the terms of the Merger Agreement, the Distribution Agreement and the CVR Agreement, in which the parties agreed to (i) a 5.5% reverse termination fee payable by Parent to the Company if the agreement terminates because of failure to obtain regulatory approval by a certain date, (ii) a termination fee of 3.25% payable by the Company to Parent in certain circumstances, (iii) a significant reduction in the scope of the representations with higher materiality thresholds and more knowledge qualifiers, (iv) the Company retaining certain assets and liabilities primarily related to the 101 Business, and SpinCo assuming assets and liabilities primarily related to the SpinCo Business, (v) certain tax indemnities from SpinCo to the Company and (vi) certain tax indemnities from the Company to SpinCo. Certain matters remained open, including, those relating to employee compensation matters, intellectual property matters and the standard of effort to be exercised by Parent to achieve the regulatory milestone specified under the CVR Agreement.
On January 21, 2024, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul Weiss in attendance. At the meeting, the Board of Directors asked questions of, and engaged further in discussions with, representatives of Company management and the Company’s advisors regarding the status of the negotiations and the various transaction documents.
Between January 21, 2024 and January 22, 2024, representatives of Weil and representatives of Paul Weiss continued to exchange further drafts of the Merger Agreement, the Distribution Agreement and the CVR Agreement, the changes in which primarily related to certain employee compensation matters, intellectual property matters and the standard of effort to be exercised by Parent to achieve the regulatory milestone specified under the CVR Agreement.
On January 22, 2024, the compensation committee of the Board of Directors held a meeting with representatives of Company management and representatives of Paul Weiss in attendance. At the meeting, the Board of Directors asked questions of, and engaged further in discussions with, representatives of Company management and the Company’s advisors, regarding, among other things, the treatment of employee equity awards and compensation of certain executives and key employees. After carefully considering the proposed terms of the Transactions, and taking into consideration the matters discussed during the meeting and prior meetings of the compensation committee of the Board of Directors, the compensation committee approved of the treatment of employee equity awards in the Transactions and compensation of certain executives and key employees in connection with the Transactions.
On January 22, 2024, the Board of Directors held a meeting with representatives of Company management and representatives of Centerview and Paul Weiss in attendance. At the meeting, representatives of Company management presented the Forecasts and SpinCo Forecasts (which included changes to near-term budget and overhead expenses and general cost structure at SpinCo and the final terms of the Transactions) and representatives of Centerview, at the direction of the Board of Directors, reviewed with the Board of Directors Centerview’s financial analysis of the Transaction Consideration (which took into account, at the direction of the Board of Directors, the final Forecasts and SpinCo Forecasts from Company management), and rendered to the Board of Directors an oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Transaction Consideration to be paid to the holders of shares of Company common stock (other than as specified in such opinion) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of the opinion provided by Centerview, please see the section of this proxy statement captioned “— Opinion of Centerview Partners LLC”.
Representatives of Paul Weiss, at the direction of the Board of Directors, then reviewed with the Board of Directors the information that had previously been provided by Centerview with respect to any material relationships with either the Company, Sanofi or the Company’s largest stockholder (which information provided by Centerview is described in further detail in the section of this proxy statement captioned “— Opinion of Centerview Partners LLC”). Representatives of Paul Weiss, at the direction of the Board of Directors, reviewed with the Board of Directors their fiduciary duties in the context of the transaction and provided an update on the final terms of the Merger Agreement and the Distribution Agreement. Representatives of Paul Weiss, at the direction of the Board of Directors, then summarized the resolutions proposed to be adopted by the Board of Directors to approve the Transactions. After carefully considering the proposed terms of the Transactions, and taking into consideration the matters discussed during the meeting and prior meetings of the Board of Directors (for additional detail, see the section of this proxy statement captioned “— Reasons for the Merger and the Spin-Off”), the Board of Directors unanimously adopted resolutions, among other things, (i) declaring the Merger Agreement, Distribution Agreement, and the transactions contemplated thereby, including the consummation of the Merger and the Spin-Off, advisable and fair to, and in the best interests of, the Company and the stockholders of the Company, (ii) approving the execution, delivery and performance by the Company of the Merger Agreement, Distribution Agreement, and the transactions contemplated thereby, including the consummation of the Merger and the Spin-Off, (iii) determining to recommend that the stockholders of the Company approve the adoption of the Merger Agreement and the Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth therein and the transactions contemplated thereby, (iv) approving the execution and filing with the SEC under the Exchange Act with respect to a proxy statement and a registration statement on Form 10 (together with any amendments, supplements, prospectuses or information statements in connection therewith) to the extent required by Rule 14A of the Exchange Act and any other applicable law and (v) waiving the applicability of Section 203 of the DGCL to the Transactions.
That evening, the Company, Parent, and Merger Sub executed and delivered the Merger Agreement. Also, that evening, the Company, SpinCo, and Parent executed and delivered the Distribution Agreement.
On the evening of January 22, 2024, the Company and Sanofi each issued a press release announcing the execution of the Merger Agreement and the Distribution Agreement.
Reasons for the Merger and the Spin-Off; Recommendation of the Board of Directors
Recommendation of the Board of Directors
By unanimous vote, the Board of Directors, at a meeting held on January 22, 2024, (i) determined that the Merger and the transactions contemplated thereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into the Merger Agreement and the Distribution Agreement; (iii) directed that the adoption of the Merger Agreement and the Distribution Agreement be submitted to a vote of the Company’s stockholders at the Special Meeting; and (iv) subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth therein and the transactions contemplated thereby.
The Board of Directors of the Company unanimously recommends that you vote “FOR” approval of the Transaction Proposal, “FOR” approval of the Adjournment Proposal and “FOR” approval of the Non-Binding Merger-Related Compensation Proposal.
Reasons for the Merger and the Spin-Off
In (i) authorizing, approving, confirming and adopting in all respects the Merger Agreement, the Distribution Agreement and the other transaction agreements contemplated thereby, including the Merger and the Spin-Off; (ii) determining and declaring that the Merger Agreement, the Distribution Agreement and the other transaction agreements and the consummation of the Merger and the Spin-Off, were advisable and in the best interests of the Company and the Company stockholders, (iii) directing that the adoption of the Merger Agreement, the Distribution Agreement and the other Proposals be submitted to Company stockholders for their consideration and approval at the Special Meeting and (iv) recommending that Company stockholders vote to approve each of the proposals set forth above, the Board of Directors consulted with representatives of Company management, its outside legal counsel and its financial advisor, and considered a number of factors, including the following non-exhaustive list of material reasons (which are not listed in order of relative importance) that the Board of Directors believes support its unanimous determination and recommendation. The Board of Directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The Board of Directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the Board of Directors’ reasons for the Merger and Spin-Off and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements”:
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Transaction Consideration.   The Board of Directors considered that the Transaction Consideration consists of: (i) $30.00 per share that will be payable in cash at the closing of the Merger, which provides the Company’s stockholders with immediate liquidity and certainty of value; (ii) one CVR that may result in a future payment of $5.00 per share upon receipt of FDA approval for INBRX-101, thereby allowing the Company’s stockholders to potentially receive additional value from the development of the 101 Business; and (iii) one share of SpinCo common stock for every four shares of Company common stock that each holder of Company common stock owns as of the Distribution Record Date, as described in further detail in the section of this proxy statement captioned “The Distribution Agreement — The Spin-Off”.

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Certainty of Value.   The Board of Directors considered the fact that the upfront cash consideration (representing a substantial portion of the overall Merger Consideration) will provide our stockholders with immediate liquidity and certainty of value. The Board of Directors believed this certainty of value was compelling, especially when viewed against the risks and uncertainties associated with the Company’s stand-alone strategy and the potential impact of such risks and uncertainties on the trading price of the Company common stock, including those described above and the other risks and uncertainties discussed in the Company’s public filings with the SEC (including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and current reports on Form 8-K). The Board of Directors considered that, in addition to the Merger Consideration from the sale of the 101 Business, stockholders of the Company would also receive shares of SpinCo common stock in the Transactions, allowing stockholders of the Company to continue to recognize value from the SpinCo Business, and considered the additional value of the SpinCo common stock to the overall Transaction Consideration.

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CVR Consideration; Opportunity to Realize Additional Value.   The Board of Directors considered the fact that, in addition to the Closing Amount, the Company’s stockholders will receive one CVR for each Company common stock owned as of the Distribution Record Date, which provides the Company’s stockholders an opportunity to realize additional value of $5.00 per share in cash, to the extent that the Milestone set forth in the CVR Agreement is achieved within the time period described therein. The Board of Directors also took into consideration its belief that the Milestone is reasonably achievable, taking into account the obligations of Parent to use “Reasonable Best Efforts” to achieve the Milestone, as set forth in the CVR Agreement, and the extensive experience and resources of Parent. Given the business reputation and global capabilities of Parent, and the Board of Directors’ perception that Parent is willing to devote the resources necessary to continue developing the 101 Business, there is a greater chance of the Milestone being met.

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Financial Condition and Prospects of the Company.   The Board of Directors considered the Company’s current and historical financial condition, results of operations, business, competitive position, properties, assets and prospects, as well as the long-range plan of the Company and the execution risks associated with the research, development, manufacture and commercialization of the

Company’s therapeutic candidate portfolio. The Board of Directors further considered the significant capital investment and cash flows required for the Company to remain an independent company and fund the commercialization of INBRX-101, including the fact that, while the Company may seek additional funding through future debt or equity financing or additional collaborations or strategic partnerships, any such fundraising would likely be highly dilutive for the Company’s existing stockholders, might only be available on unfavorable terms, or might not be available at all given the downturn in general market sentiment towards biopharmaceutical companies and the risks associated with raising capital in an election year. The Board of Directors believed that a sale of the 101 Business to Parent for the Transaction Consideration was more favorable to the Company’s stockholders than the alternative of remaining an independent company and continuing to own the 101 Business and other Company assets and liabilities, including those related to INBRX-105, INBRX-106 and INBRX-109.
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Implied Premium.   The Board of Directors considered the current and historical market prices, volatility and trading information with respect to shares of Company common stock, including the fact that the $30.00 upfront cash consideration represented (1) a premium of approximately 8% over the volume-weighted average closing share price of the preceding (and including January 22, 2024) 90-calendar day period and (2) a premium of approximately 55% over the $19.35 price per share of our most recent private placement financing that closed on August 29, 2023. In addition to the upfront cash consideration, the Board of Directors considered that the overall Transaction Consideration, which includes SpinCo common stock to be issued and the CVR, assuming the Milestone is achieved within the time period described in the CVR Agreement, would represent an even higher premium to recent trading prices.

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Post-Spin-Off Activities.   The Board of Directors recognized the value in the assets to be transferred to SpinCo and that the Spin-Off allows the Company to focus on these assets with its current resources and cash on hand, leading to the potential future profitability of SpinCo’s therapeutic candidates. The Board of Directors assumed each share of SpinCo common stock to be distributed to each holder of Company common stock as of the Distribution Record Date to have a value of $5.85 – $7.95, reflecting $3.40 per share in cash based on a capitalization of $200 million.

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Product Development and Regulatory Risks.   The Board of Directors considered the risks inherent in the research, development, manufacture and commercialization of INBRX-101, the risks related to conducting and compiling data from clinical trials, the risks related to seeking approval for marketing from the FDA and other regulatory authorities such as the European Medicines Agency and the Pharmaceuticals and Medical Devices Agency (including any potential conditions or contingencies of such approvals) and other factors affecting the revenues and profitability of biopharmaceutical products generally.

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Negotiation Process.   The Board of Directors considered the extensive, arm’s-length discussions the Company had with Parent and the enhancements to the Transactions that the Company and its advisors were able to obtain as a result of these negotiations, including the increase in the total transaction value proposed by Parent from the time of its initial proposal (after giving effect to certain adjustments as to Parent’s capitalization assumptions) to the end of the negotiations and the addition of the CVR and SpinCo funding in Parent’s later proposals. The Board of Directors also considered that these negotiations resulted, in its view, in Parent’s best and final offer and the highest per share consideration reasonably obtainable.

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Potentially Interested Counterparties.   With the assistance of Centerview and representatives of Company management, the Board of Directors engaged with multiple capable alternative counterparties (including multinational biopharmaceutical companies) regarding a strategic collaboration with the Company and considered on numerous occasions whether such parties or other capable alternative counterparties were likely to offer to acquire the Company, and determined that, in its considered view, (i) there was unlikely to be an alternative counterparty to Parent, particularly in a transaction involving aggregate transaction consideration of up to approximately $2.2 billion, along with a distribution of SpinCo common stock to each holder of Company common stock as of the Distribution Record Date, (ii) there was unlikely to be an alternative counterparty to Parent that could move as quickly as Parent, given that (a) Parent had a deep understanding of the business of the Company as a result of the significant time and effort Parent spent on due diligence and (b) the acquisition would be complex even for buyers with significant M&A experience, (iii) there was unlikely to be an alternative counterparty to Parent that had as extensive of a respiratory footprint to be as successful in the commercialization of the 101 Business, (iv) no alternative counterparty had recently expressed interest in an acquisition at the same level as Parent, despite the Company being a well-known publicly traded corporation in the biopharmaceutical industry and (v) should any such potential counterparty be interested in pursuing a transaction on terms more favorable to the Company and its stockholders than the Merger, such counterparty would be able to pursue such an offer under the terms of the Merger Agreement, and the Board of Directors would be able to respond to and accept such an offer if the offer was a superior proposal.
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Strategic Alternatives.   The Board of Directors considered, after discussions with representatives of Company management and Centerview, possible alternatives to the Transactions, in addition to the Forecasts of the Company as a standalone entity owning both the 101 Business and SpinCo Business (as described in further detail in the section of this proxy statement captioned “— Certain Financial Projections”), and the risks associated with these alternatives, each of which the Board of Directors determined not to pursue in light of its belief that the Transactions were more favorable to the Company’s stockholders than such alternatives. The Board of Directors also considered its belief that the value offered to holders of Company common stock in the Transactions was more favorable to holders of Company common stock than the current risk-adjusted value of remaining an independent public company.

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Centerview’s Fairness Opinion and Related Analyses.   The Board of Directors considered the oral opinion of Centerview rendered to the Board of Directors on January 22, 2024, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Transaction Consideration to be paid to the holders of Company common stock (other than as specified in such opinion) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement was fair, from a financial point of view, to such holders, as described in further detail in the section of this proxy statement captioned “Opinion of Centerview Partners LLC.”

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Likelihood of Completion.   The Board of Directors considered the likelihood that the Merger and the Spin-Off would be completed based on, among other things (not necessarily in any order of relative importance):

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the fact that there is no financing or due diligence condition to the completion of the Merger or Spin-Off in the Merger Agreement or the Distribution Agreement;

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the fact that approval of the Spin-Off by the Company’s stockholders and completion of the Spin-Off are conditions to the closing of the Merger;

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the fact that the conditions to the closing of the Merger and the Spin-Off are specific and limited in scope;

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the business reputation and global capabilities of Parent, and the Board of Directors’ perception that Parent is willing to devote the resources necessary to close the Merger and the Spin-Off in an expeditious manner;

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Parent’s financial condition, including that Parent has sufficient cash on hand to fund the Transactions without the need for any third-party financing, and discussions in respect thereof between the Board of Directors and the Company’s advisors; and

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the Distribution Agreement, to seek specific performance to prevent breaches of the Merger Agreement and the Distribution Agreement by Parent and/or Merger Sub and to enforce specifically the terms of the Merger Agreement and the Distribution Agreement.

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Other Terms of the Merger Agreement.   The Board of Directors considered other terms of the Merger Agreement, which are more fully described in “The Merger Agreement”. Certain provisions of the Merger Agreement that the Board of Directors considered important included:

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the Company’s ability to provide information to, and engage with or participate in discussions and negotiations with, any person who has made a written Company acquisition proposal and to authorize, adopt, approve, recommend and otherwise declare advisable such an acquisition proposal subject to a number of conditions, in order to maximize stockholder value;

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the Company’s ability to terminate the Merger Agreement and to enter into an alternative acquisition agreement with respect to a superior proposal, subject to payment of the Termination Fee (as described in further detail in the section of this proxy statement captioned “The Merger Agreement — Solicitation of Acquisition Proposals; Board Recommendation Changes” and “The Merger Agreement — Termination”), in order to maximize stockholder value;

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the ability of the Board of Directors to change its recommendation in connection with a superior proposal or intervening event where failure to do so would reasonably be likely to be inconsistent with its fiduciary duties, subject to Parent and Merger Sub’s right to terminate the Merger Agreement in the event of such change of recommendation, and the Company’s obligation to pay the Termination Fee in the event of such termination;

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the possibility of the occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) on the Company, the non-occurrence of which is a condition to Parent’s obligation to consummate the Merger;

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the outside date of September 22, 2024 (subject to two consecutive automatic extensions each for ninety (90) days if the sole cause of the delay is a result of failure to obtain antitrust clearance, and further subject to an additional extension by mutual consent of the Company and Parent), after which either party, subject to certain exceptions, can terminate the Merger Agreement if the Merger has not been consummated as of such date, and the Board of Director’s determination that this outside date allows for sufficient time to consummate the Merger, while minimizing the length of time during which the Company would be required to operate subject to the restrictions on interim operations set forth in the Merger Agreement;

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that Parent would be required to pay the Company the Reverse Termination Fee if the Merger Agreement is terminated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance;

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the requirement in the Merger Agreement that each of Parent, Merger Sub and the Company use their reasonable best efforts to consummate the Merger, and agreed actions with respect to Parent’s and Merger Sub’s obligations under the Merger Agreement to obtain requisite approvals to consummate the Merger;

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the right of the Company’s stockholders to exercise appraisal rights in respect of their Company common stock and to receive payment of the “fair value” of such Company common stock pursuant to Section 262 of the DGCL in lieu of the Transaction Consideration if they comply in all respects with Section 262 of the DGCL, and the lack of closing conditions related to the exercise of dissent rights by the Company’s stockholders in the Merger Agreement; and

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that the Merger Agreement and the Distribution Agreement are subject to approval by the Company’s stockholders.

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Other Terms of the Distribution Agreement.   The Board of Directors considered other terms of the Distribution Agreement, which are more fully described in “The Distribution Agreement”. Certain provisions of the Distribution Agreement that the Board of Directors considered important included:

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the allocation of certain assets and liabilities of the Company and its subsidiaries related to the SpinCo Business, including the “INHIBRX” name and marks;

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the retention of 8% of SpinCo common stock by the Company, which will become a wholly owned subsidiary of Parent;

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the tax treatment of the Spin-Off, including that the Spin-Off is intended to be a taxable distribution to the Company’s stockholders and that the Company and SpinCo generally will not provide a tax indemnity to each other with the exception of certain taxes for which SpinCo will indemnify the Company, including any taxes arising in respect of the Pre-Closing Reorganization, any taxes arising in respect of the Spin-Off, deferred payroll taxes and transfer taxes;
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the fact that, prior to the effective time of the Spin-Off, Parent or an affiliate thereof would deposit into an escrow account an amount equal to the remainder of $200 million, minus the sum of the amount of marketable securities and cash and cash equivalents contained in any accounts held by SpinCo as of the close of business on the day prior to the date of the Spin-Off, minus the amount, if any, by which the Company’s closing debt exceeds the Company’s signing debt (which we refer to as the “SpinCo Funding Amount”), subject to certain adjustments to the SpinCo Funding Amount, including the SpinCo Funding Adjustments described in the section of this proxy statement captioned “The Distribution Agreement — Financing of SpinCo,” beginning on page 100, and the Company will contribute such SpinCo Funding Amount to SpinCo; and

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the guaranty by Parent of the performance by the Company of its obligations under the Distribution Agreement following the effective time of the Merger.

The Board of Directors also considered a variety of risks and uncertainties regarding the Merger and the Spin-Off in its deliberations concerning the Merger Agreement, the Distribution Agreement, the Merger and the Spin-Off, including the following (not necessarily in any order of relative importance):
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No Participation in Future Gains.   The Board of Directors considered the fact that the Company will no longer exist as an independent public company that owns both the 101 Business and SpinCo Business, and stockholders will forgo any future increase in the Company’s value that might result from earnings or possible growth of the 101 Business after the Spin-Off. While the Board of Directors was optimistic about the Company’s prospects on a standalone basis, it concluded that the value reflected in the Transaction Consideration was fair compensation for the potential loss of future stockholder benefit that could reasonably be expected to be realized by the Company on a risk-adjusted basis, particularly given the expectation that the Company would run out of cash in 2024 and would need to pivot to one or more capital raises in the near term. Additionally, the Board of Directors noted that the Distribution and the CVR would provide future potential increases in value to the Company’s stockholders.

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Inability to Solicit Other Takeover Proposals.   The Board of Directors considered the fact that the Merger Agreement precludes the Company from soliciting alternative acquisition proposals (although the Company is able to provide information in response to unsolicited written Company acquisition proposals, as described above) and provides Parent with customary “matching” rights prior to the Company terminating the Merger Agreement to accept a superior proposal.

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Possibility of More Attractive Alternative Proposals.   The Board of Directors considered that because the Company, after December 1, 2023, did not engage in outreach to third parties regarding a potential acquisition after determining that it was unlikely to find a more attractive proposal following its engagement with multiple alternative counterparties, it is possible that other parties could have become interested in a potential transaction with the Company on more attractive terms than the Merger (although the Board of Directors considered the limited number of companies in its industry that could transact around the current proposal value, and concluded that the Merger Agreement adequately allows for consideration of superior proposals under appropriate circumstances), and considered that the Company would be able to consider unsolicited written Company acquisition proposals from third parties pursuant to the Merger Agreement.

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Termination Fee.   The Board of Directors considered the fact that the Company may be required to pay the Termination Fee if the Merger Agreement is terminated under certain circumstances, including by the Company in order to accept a superior proposal. The Board of Directors considered that the amount of the Termination Fee is comparable to termination fees in transactions of a similar size, and was unlikely to deter competing bids. The Board of Directors also recognized that the provisions in the Merger Agreement relating to the Termination Fee were insisted upon by Parent as a condition to entering into the Merger Agreement.

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Effect of Announcement and Pendency of the Transactions.   The Board of Directors considered the effect of the public announcement of the Transactions on the Company’s operations, the price of the Company’s common stock, and employees, as well as its ability to attract and retain key personnel while the Transactions are pending and the possibility of any suit, action or proceeding in respect of the Merger Agreement, the Distribution Agreement or the Transactions.

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Interim Operating Covenants.   The Board of Directors considered that the Merger Agreement imposes restrictions on the conduct of the Company’s business prior to the consummation of the Merger that may limit the Company from taking specified actions without Parent’s written consent, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending consummation of the Merger.

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Risks Relating to the Spin-Off.   The Board of Directors considered risks relating to the separation of the SpinCo Business from the Company through the Spin-Off and the operation of SpinCo following the completion of the Spin-Off and the Merger, including the costs of the Spin-Off and the risk of not realizing the anticipated benefits of the Spin-Off.

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Risks the Merger May Not Be Completed.   The Board of Directors considered the fact that, although the Company expects that the Spin-Off and Merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to consummate the Spin-Off and Merger will be satisfied, and considered the risks and costs to the Company if the Spin-Off and Merger are not consummated, including transaction costs, the diversion of management and employee attention, potential employee attrition, the potential effect on vendors, distributors, partners, licensees and others that do business with the Company and the potential effect on the trading price of Company common stock.

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Litigation.   The Board of Directors considered the potential for litigation by stockholders in connection with the Merger and the Spin-Off, which, even where lacking in merit, could nonetheless result in distraction and expense.

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Potential Conflicts of Interest.   The Board of Directors considered the potential conflicts of interest created by the fact that the Company’s executive officers and directors have financial interests in the Transactions that may be different from or in addition to those of other stockholders, as more fully described in “Interests of Certain Persons in the Merger and the Spin-Off.”

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Regulatory Approval.   The Board of Directors considered the risks associated with the potential need to make antitrust filings, and obtain antitrust consents and approvals, in the United States and certain foreign jurisdictions, including the risk that regulatory agencies would not approve the Transactions or would impose terms and conditions on their approvals that would, if accepted, either materially impair the business operations of the Company or adversely impact the ability of the Company to realize the synergies that are expected to occur in connection with the Transactions.

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Tax Treatment.   The Board of Directors considered the fact that receipt of the Transaction Consideration generally would be taxable to the Company’s stockholders that are U.S. holders for U.S. federal income tax purposes.

The foregoing discussion of the information and reasons considered by the Board of Directors is not intended to be exhaustive, but includes the material reasons considered by the Board of Directors. In view of the variety of reasons considered in connection with its evaluation of the Merger and the Spin-Off, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different reasons. The Board of Directors did not undertake to make any specific determination as to whether any reason, or any particular aspect of any reason, supported or did not support its ultimate determination. The Board of Directors based its recommendation on the totality of the information presented. After considering these reasons, the Board of Directors concluded that the positive reasons related to the Merger Agreement, the Distribution Agreement and the transactions contemplated thereby substantially outweighed the potential negative reasons.
Portions of this explanation of the reasons for the Merger and the Spin-Off and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of Centerview Partners LLC
On January 22, 2024, Centerview rendered to the Board of Directors its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Transaction Consideration to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated January 22, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Board of Directors (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Company common stock (other than Excluded Shares) of the Transaction Consideration to be paid to such holders pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement, the Distribution Agreement, the CVR Agreement or the Transactions and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the Merger Agreement, dated January 21, 2024, a draft of the Distribution Agreement, dated January 21, 2024, and a draft of the form of the CVR Agreement attached to the Merger Agreement, referred to in this summary of Centerview’s opinion as the “Draft Agreements”;

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Annual Reports on Form 10-K of the Company for the years ended December 31, 2022, December 31, 2021 and December 31, 2020;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

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certain publicly available research analyst reports for the Company;

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certain other communications from the Company to its stockholders; and

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company and SpinCo, including certain financial forecasts, analyses and projections relating to the Company and SpinCo and the probability of realizing the Milestone under the CVR Agreement prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis on January 22, 2024, which are referred to in this summary of Centerview’s opinion as the “Management Forecasts,” and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data.”

Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Company’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Company’s direction, that the Internal Data (including, without limitation, the Management Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Company’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Company’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or SpinCo, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Company’s direction, that the final executed Merger Agreement, Distribution Agreement and CVR Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Agreements reviewed by Centerview. Centerview also assumed, at the Company’s direction, that the Transactions will be consummated on the terms set forth in the Merger Agreement, the Distribution Agreement and the CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company or SpinCo, or the ability of the Company or SpinCo to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the shares of Company common stock (other than Excluded Shares) of the Transaction Consideration to be paid to such holders pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement, the Distribution Agreement, the CVR Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, including the Merger and the Spin-Off, the form or terms of the CVR with respect to transferability, illiquidity or otherwise or any other agreements or arrangements contemplated by the Merger Agreement, the Distribution Agreement or the CVR Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transactions, whether relative to the Transaction Consideration to be paid to the holders of the shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not in any manner address the prices at which the shares of SpinCo common stock will trade following the consummation of the Transactions or at any time and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the

Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Board of Directors (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Board of Directors in connection with Centerview’s opinion, dated January 22, 2024. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Transactions. None of the Company, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 22, 2024 (the last trading day before the public announcement of the Transactions) and is not necessarily indicative of current market conditions.
Analysis of Consideration
Centerview conducted an analysis of the Transaction Consideration to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement. Such Transaction Consideration is comprised of, on a per share of Company common stock basis, (i) $30.00 upon the closing of the Merger in cash, without interest, pursuant to the terms of the Merger Agreement, (ii) one CVR representing the right to receive a contingent payment in cash of $5.00, without interest, upon the achievement of the Milestone set forth in the CVR Agreement, as described more fully in the section captioned “— Contingent Value Rights Agreement” and (iii) 0.25 of a share of SpinCo common stock to be received in the Spin-Off pursuant to the terms of the Distribution Agreement, all together and not separately. Each 0.25 of a share of SpinCo common stock was assumed to have a value between $3.40 and $7.95 based on 92% ownership of SpinCo, a capitalization of $200 million and no debt as of June 30, 2024 and, except for the value of $3.40 (which assumed no future cash flows of SpinCo), a risk adjusted net present value of future cash flows of SpinCo based upon the Management Forecasts.
SpinCo Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of SpinCo based on the Management Forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
For purposes of the analysis of the net present value of the future cash flows of SpinCo, Centerview calculated a range of equity values for 0.25 of a share of SpinCo common stock by (a) discounting to present value as of June 30, 2024 using discount rates ranging from 14.0% to 16.0% (reflecting Centerview’s analysis of SpinCo’s expected weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of SpinCo over the period beginning on June 30, 2024 and ending on December 31, 2043, utilized by Centerview based on the Management Forecasts, (ii) an implied terminal value of SpinCo, calculated by Centerview by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 60% year over year (with the exception of platform cash flows for which a 0% perpetuity growth rate was assumed), and (iii) tax savings from usage of SpinCo’s federal net operating losses from SpinCo’s estimated future losses, as set forth in the Management Forecasts, and (b) adding to the foregoing results SpinCo’s estimated net cash of $200 million, assuming SpinCo is capitalized with $200 million in cash and no debt, as of June 30, 2024, and the net present value of the estimated costs of an assumed $150 million equity raise in 2025 and $300 million equity raise in each of 2026 and 2027, as set forth in the Internal Data. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of estimated SpinCo common stock (determined using the treasury stock method and taking into account the dilutive impact of warrants on the then-existing terms and 8% of shares of SpinCo common stock to be retained by the Company, and assuming no exercise of Company options receiving SpinCo common stock, as instructed by Company management) as of January 18, 2024, based on the Internal Data, resulting in a range of implied equity values per 0.25 of a share of SpinCo common stock of $5.85 to $7.95 rounded to the nearest $0.05.
Contingent Value Right Analysis
For analytical purposes, assuming a 60% probability CVR holders receive an aggregate payment of $5.00 per CVR upon the achievement of the Milestone based on the probability of success as estimated by Company management in, and the estimated timing of achievement of the Milestone under the CVR Agreement implied by, the Management Forecasts, as described under the section entitled, “The Transactions — Certain Financial Projections” and further assuming a discount rate of 13.5%, the midpoint of a range of discount rates from 12.5% to 14.5%, based on Centerview’s analysis of the Company’s weighted average cost of capital, Centerview calculated an illustrative net present value for one (1) CVR of $2.05.
Solely for purposes of the financial analyses summarized below, the term “Implied Consideration Value” refers to an aggregate assumed implied per share of Company common stock value of $35.45 to $40.00 per share of Company common stock, equal, on a per share of Company common stock basis, to (i) $30.00 consideration upon the closing of the Merger plus (ii) the illustrative net present value of the CVR of $2.05, based on the midpoint of the range of discount rates, as set forth above, and (iii) a value between $3.40 and $7.95 per 0.25 of a share of SpinCo common stock, based on the capitalization, cash and other assumptions, as set forth above under “Analysis of Consideration.” However, there is no guarantee that any of the conditions for the Milestone Payment pursuant to the CVR Agreement will be satisfied, and if satisfied, when such conditions will be satisfied. There is also no guarantee of the prices at which the shares of SpinCo common stock will trade following consummation of the Transactions or at any time.
Company Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of the Company based on the Management Forecasts.
In performing this analysis, Centerview calculated a range of per share of Company common stock equity values by (a) discounting to present value as of June 30, 2024 using discount rates ranging from 12.5% to 14.5% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of the Company over the period beginning on June 30, 2024 and ending on December 31, 2043, utilized by Centerview based on the Management Forecasts, (ii) an implied terminal value of the Company, calculated by Centerview by assuming that unlevered free cash flows would decline in perpetuity after December 31, 2043 at a rate of free cash flow decline of 60% year over year (with the exception of platform cash flows for which a 0% perpetuity growth rate was assumed), and (iii) tax savings from usage of the Company’s estimated federal net operating losses of $300 million as of December 31, 2023 and the Company’s estimated future losses, as set forth in the Management Forecasts, (b) subtracting from the foregoing results the Company’s estimated net debt of $125 million as of June 30, 2024, and (c) adding the net present value of the estimated costs of an assumed $500 million equity raise in 2024, $250 million equity raise in 2025, $500 million equity raise in 2026 and $250 million equity raise in 2027, as set forth in the Internal Data. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of Company common stock (determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money options and warrants) as of January 18, 2024, based on the Internal Data, resulting in a range of implied equity values per share of Company common stock of $27.45 to $35.70 rounded to the nearest $0.05.
Centerview then compared this range to the Implied Consideration Value of $35.45 to $40.00 per share of Company common stock to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the Merger Agreement, the Distribution Agreement and the CVR Agreement.
Other Factors
Centerview noted for the Board of Directors certain additional factors solely for informational purposes, including, among other things, the following:
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Historical Stock Price Trading Analysis.   Centerview reviewed historical closing trading prices of the shares during the 52-week period ended January 22, 2024 (the last trading day before the public announcement of the Transactions), which reflected low and high stock closing prices for the Company during such period of approximately $14.50 to $38.25 per share of Company common stock.

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Analyst Price Target Analysis.   Centerview reviewed stock price targets for the shares of Company common stock in recently published, publicly available Wall Street research analyst reports as of January 22, 2024 (the last trading day before the public announcement of the Transactions), which indicated low and high stock price targets for the Company ranging from $27.00 to $60.00 per share of Company common stock.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Board of Directors in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Board of Directors or management of the Company with respect to the Transaction Consideration or as to whether the Board of Directors would have been willing to determine that a different consideration was fair. The consideration for the Transactions was determined through arm’s-length negotiations between the Company and Parent and was approved by the Board of Directors. Centerview provided advice to the Company during these negotiations. Centerview did not, however recommend any specific amount of consideration to the Company or the Board of Directors or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview had not been engaged to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had been engaged to provide financial advisory services unrelated to the Company to Sanofi, the parent company of Parent, including in connection with Sanofi’s acquisition of Kadmon Holdings, Inc. in 2021 and other strategic matters, and Centerview received between $5 million and $10 million in compensation from Sanofi for such services during such period. Centerview may provide financial advisory and other services to or with respect to the Company, Sanofi or Parent or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Sanofi, Parent, or any of their respective affiliates, or any other party that may be involved in the Transactions.
The Board of Directors selected Centerview as its financial advisor in connection with the Transactions based on Centerview’s familiarity with the Company, their reputation as an internationally recognized investment banking firm and their substantial experience in similar transactions. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.
In connection with Centerview’s services as the financial advisor to the Board of Directors, the Company has agreed to pay Centerview an aggregate fee of $47 million, $1 million of which was payable upon the rendering of Centerview’s opinion and $46 million of which is payable contingent upon consummation of the Transactions. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Certain Financial Projections
The Company does not, as a matter of course, publicly disclose financial projections or internal projections as to future revenues or other financial results of its operations due to, among other reasons, the uncertainty, unpredictability, and subjectivity of the underlying assumptions and estimates. However, the Company’s management has historically prepared and periodically updated financial projections for use in discussions and reviews with the Board of Directors of the Company’s strategic plans and the Board of Directors’ evaluation of strategic alternatives.
The Forecasts (as defined below) were provided to the Board of Directors in considering, analyzing and evaluating the Transactions. In addition, the Forecasts were provided to Centerview, the Company’s financial advisor, for purposes of its financial analysis and the opinion that Centerview rendered in connection with the Transactions. The Company directed Centerview to use and rely on the Forecasts, which the Board of Directors viewed to be reasonably prepared on bases reflecting the best then-currently available estimates and judgments of the Company’s senior management as to the expected future performance of the Company on a standalone basis, in performing its financial analyses relating to the rendering of its fairness opinion to the Board of Directors as described in “— Opinion of Centerview Partners LLC” and such use and reliance was approved by the Board of Directors.
The Historical Product Projections (as defined below) were not approved by the Company or the Board of Directors for use and reliance by Centerview in performing its financial analyses relating to the rendering of its fairness opinion, and the Forecasts and the SpinCo Forecasts (as defined below) were the only financial projections with respect to the Company used by Centerview in performing such financial analyses. The Company provided a truncated and preliminary version of Company management’s projections for the Company to Parent for the first half of 2024 only as a means to explain the projected cash burn from signing to closing.
Historical Product Projections
Company management prepared and reviewed with the Board of Directors projections (referred to in this proxy statement as the “Historical Product Projections”) at the Board of Directors’ December 13, 2022 meeting. The discounted cash flow analysis based on the Historical Product Projections was prepared by the Company management team based on their view of the prospects for the Company’s clinical pipeline products INBRX-101 and INBRX-109, assuming the assets were commercialized and revenue-generating in the future. The Historical Product Projections showed that at an illustrative weighted average cost of capital (WACC) range of 8% to 12%, the net present value (“NPV”) of INBRX-101 would be approximately $5 billion to $7.5 billion and the NPV of INBRX-109 would be approximately $1 billion to $2 billion. These prospective Historical Product Projections were based on numerous internal asset-specific assumptions to be refined further, including cost of capital, assumptions regarding the market size for the Company’s products (including the total addressable market), the market share the Company’s products would likely be able to achieve, the probability of success of bringing the Company’s products to market (including probability of regulatory approvals), the timing of market launch, pricing, operating expenses, patent exclusivity and other barriers of entry, as well as other relevant factors relating to the commercialization of the Company’s pipeline products and product candidates, and they did not consider important factors related to the broader Company including, among others, other current and potential future pipeline assets, related expenses and overhead, and potential future capital needs.
Forecasts
Throughout the course of 2023, Company management prepared revised projections for the Company, and such projections were further revised during December 2023 and January 2024 to reflect updates to the Company’s near-term budget and to reflect the final terms of the Transactions, and were presented in finalized form to the Board of Directors at the Board of Director’s January 22, 2024 meeting as described in “— Background of the Merger” (as so finalized, the “Forecasts” and, together with the Historical Product Projections and the SpinCo Forecasts (as defined below), the “Projections”) that had the following changes, among others, from the Historical Product Projections (i) a decreased probability of success ascribed to INBRX-101 for the treatment of AATD (which decreased from 90% to 60%), reflecting a less advantageous regulatory environment, including potential difficulty in obtaining FDA approval, and enhanced data on the probability of success for similar products; (ii) a decreased probability of success ascribed to INBRX-101 for the treatment of GvHD (which decreased from 60% to 10%), as a result of limited clinical data with success in that indication and no internal movement on future clinical trials in GvHD due to competing priorities; (iii)  an increase in the cost of capital, (iv) a decreased compound annual growth rate for the overall AATD market, from 7% to 4%, reflecting lower market growth rates for similar products; (v) a decrease in gross revenue due to (a) a reduction in the expected population afflicted with AATD and a decrease in the Company’s market share of that population, and (b) a delay in market launch due to a longer clinical trial period; and (vi) an increase in operating expenses to reflect a larger sales force than originally anticipated and a higher cost of goods on the manufacturing of AATD due to inflation. The Forecasts were otherwise materially the same as the Historical Product Projections with respect to INBRX-101 and INBRX-109. The Board of Directors reviewed preliminary versions of the Forecasts at the Board of Director’s December 19, 2023, December 21, 2023 and December 29, 2023 meetings as described in “— Background of the Merger” along with a consolidated view of the Company’s entire pipeline, including its immuno-oncology assets as well as its preclinical pipeline.
SpinCo Forecasts
The Forecasts included projections for SpinCo for the fiscal years 2024 through 2043 (referred to in this proxy statement as the “SpinCo Forecasts”). The SpinCo Forecasts were prepared by the Company management team over the course of December 2023 and January 2024 and were further revised to reflect the final terms of the Transactions based on Company management’s view of the prospects for the Company’s clinical pipeline products INBRX-105, INBRX-106 and INBRX-109 and the Company’s discovery pipeline, to near-term budget, overhead expenses and general cost structure, which was being determined alongside the consideration of the potential transaction, required to pursue these programs and presented in finalized form to the Board of Directors at the Board of Director’s January 22, 2024 meeting as described in “— Background of the Merger”. The revenue projections contained in the SpinCo Forecasts are the same as those contained in the Forecasts, but the SpinCo Forecasts excluded INBRX-101 and included differences in overhead expenses and general cost structure, including due to being a newly created public company following the Distribution. The Board of Directors reviewed preliminary versions of the SpinCo Forecasts at the Board of Director’s December 19, 2023, December 21, 2023 and December 29, 2023 meetings as described in “— Background of the Merger” along with a consolidated view of the Company’s entire pipeline, including its immuno-oncology assets as well as its preclinical pipeline.
Cautionary Note About the Projections
As described above, the Projections were based upon certain financial, operating, and commercial assumptions developed solely using the information available to Company management at the time the applicable Projections were created. The foregoing is a summary of certain key assumptions and estimates relating to the Projections and does not purport to be a comprehensive overview of all assumptions and estimates reflected in the Projections. The Projections were provided to the Board of Directors and, for informational purposes, Centerview, as the Company’s financial advisor.
The Projections included in this document have been prepared by, and are the responsibility of, Company management. The Projections were not prepared with a view toward public disclosure or with a view toward complying with generally accepted accounting principles in the United States (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, nor any other independent registered accounting firm, has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Projections and, accordingly, neither BDO nor any other independent registered accounting firm has or does express an opinion or any other form of assurance with respect thereto.
Modeling and forecasting the future commercialization of clinical and preclinical stage drug candidates is a highly speculative endeavor. In addition to the various limitations described above, there can also be no assurance that the Company will obtain and maintain any of the regulatory approvals necessary for the continued commercialization of any of its product candidates, or that the Company’s competitors will not commercialize products that are safer, more effective, or more successfully marketed and sold than any product that the Company may commercialize. Since the Projections cover a long period of time, the Projections by their nature are unlikely to anticipate each circumstance that will have an effect on the commercial value of the Company’s products and product candidates.
The figures and inputs for EBIT and unlevered free cash flows contained in the Projections set forth below are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures are not intended to be considered in isolation from, or as a substitute for, financial information prepared and presented in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
The Projections reflect estimates and assumptions made by Company management with respect to general business, economic, competitive, regulatory and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond the Company’s control. In particular, the Projections, while presented with numerical specificity, were based on numerous variables, assumptions, and estimates that are inherently uncertain and subject to a wide variety of business, economic, competitive, and regulatory risks that could cause actual results to differ materially from those contained in the Projections, such that the Projections are subjective in many respects and thus subject to interpretation. Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year and are unlikely to anticipate each and every circumstance that could have an effect on Company’s business and its results of operations. The Projections were developed solely using the information available to Company management at the time they were created and reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results or that may result in the Projections not being achieved include, but are not limited to, risks and uncertainties relating to events, competitive dynamics, industry change, and other factors beyond Company’s control and depend on regulatory approvals and macroeconomic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Many of these risks are described in greater detail in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023.
The Projections are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The inclusion of the Projections should not be regarded as an indication that the Company or anyone who received the Projections then considered, or now considers, the Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. Company management views the Projections as being subject to inherent risks and uncertainties associated with such long-range projections.
In light of the foregoing factors and the uncertainties inherent in the Projections, Company stockholders are cautioned not to place undue, if any, reliance on the Projections. The Projections were not prepared with a view toward public disclosure. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Company or any of its affiliates, advisors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied upon as such or construed as financial guidance.
None of the Company, Parent or any of their respective affiliates, advisors or other representatives makes any representation to any stockholder regarding the validity, reasonableness, accuracy or completeness of the Projections or the performance of the Company relative to the Projections. The inclusion of the Projections in this proxy statement does not constitute an admission or representation of the Company that the Projections or the information contained therein is material. Except as required by applicable law, neither the Company nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the Projections if any or all of them have changed or change or otherwise have become, are or become inappropriate (even in the short term). These considerations should be taken into account if evaluating the Projections, which were prepared as of an earlier date. The Company does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections are no longer appropriate.
The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company in its public filings with the SEC. The Projections were developed by Company management on a standalone basis and, other than the SpinCo Forecasts, were prepared without giving effect to the Merger and the other transactions contemplated by the Merger Agreement, and therefore the Projections do not give effect to the proposed Merger or any changes to the Company’s operations or strategy that may be implemented after the consummation of the Merger. Furthermore, the Projections do not take into account the effect of any failure of the proposed Merger to be completed and should not be viewed as accurate or continuing in that context.
A summary of the Projections is presented below, with all figures presented in millions and rounded to the nearest million. While the inclusion of such Projections in this proxy statement is intended to give Company stockholders access to the information that was made available to the Board of Directors and Centerview, as the Company’s financial advisor, to the extent described above, such Projections are not included in this proxy statement in order to influence any stockholder’s decision to vote with respect to the adoption of the Merger Agreement or for any other purpose.
Historical Product Projections1
The Historical Product Projections include long-term, risk-adjusted projections from fiscal year 2023 through fiscal year 2042 for the Company’s clinical pipeline products, INBRX-101 and INBRX-109. The Historical Product Projections, summarized below, do not include the Company’s other clinical pipeline candidates INBRX-105 or INBRX-106 or its discovery pipeline and other unallocated expenses (all Dollar values are in millions):
Illustrative INBRX-101 Asset Projections
	2023E	2024E	2025E	2026E	2027E
Total Net Revenue	$0	$0	$0	$485	$1,068
Gross Profit	$0	$0	$0	$364	$801
R&D Expense	$(47)	$(61)	$(25)	$(20)	$(10)
SG&A Expense	$(12)	$(23)	$(28)	$(51)	$(53)
EBIT	$(59)	$(84)	$(53)	$292	$739

1
Figures have been rounded to the nearest million.

	2028E	2029E	2030E	2031E	2032E – 2042E
Total Net Revenue	$1,696	$1,966	$2,134	$2,330	$37,874
Gross Profit	$1,272	$1,475	$1,601	$1,747	$28,405
R&D Expense	$(10)	$(10)	$(10)	$(10)	$(20)
SG&A Expense	$(54)	$(55)	$(56)	$(57)	$(680)
EBIT	$1,208	$1,410	$1,535	$1,680	$27,705
Illustrative INBRX-109 Asset Projections
	2023E	2024E	2025E	2026E	2027E
Total Net Revenue	$0	$0	$135	$310	$584
Gross Profit	$0	$0	$101	$232	$438
R&D Expense	$(32)	$(12)	$(3)	$0	$0
SG&A Expense	$(13)	$(26)	$(26)	$(27)	$(27)
EBIT	$(44)	$(39)	$71	$206	$411
	2028E	2029E	2030E	2031E	2032E – 2042E
Total Net Revenue	$605	$626	$647	$668	$8,871
Gross Profit	$454	$469	$485	$501	$6,653
R&D Expense	$0	$0	$0	$0	$0
SG&A Expense	$(27)	$(27)	$(27)	$(28)	$(312)
EBIT	$427	$442	$458	$473	$6,341
Forecasts1
The Forecasts include long-term, risk-adjusted Projections from fiscal year 2024 through fiscal year 2043 for the Company’s clinical pipeline products, INBRX-101, INBRX-105, INBRX-106 and INBRX-109, and the Company’s discovery pipeline. The Forecasts were updated to reflect the changes described above and also include the entire Company portfolio at the time. The Forecasts are summarized below:
		2024E	2025E	2026E	2027E	2028E	2029E
Total Net Revenue		—	$68	$12	$157	$410	$721
Gross Profit		—	$68	$10	$112	$299	$524
R&D Expense		$(303)	$(215)	$(232)	$(114)	$(96)	$(94)
S&M Expense		$(16)	$(13)	$(34)	$(62)	$(82)	$(107)
G&A Expense		$(48)	$(59)	$(69)	$(67)	$(56)	$(53)
EBIT		$(367)	$(219)	$(325)	$(131)	$65	$271
Unlevered Free Cash Flow	2H’24: $(156)	$(367)	$(219)	$(326)	$(146)	$24	$171
	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Total Net Revenue	$1,151	$1,549	$1,801	$1,863	$2,011	$2,077	$2,189
Gross Profit	$858	$1,150	$1,357	$1,392	$1,516	$1,564	$1,663
R&D Expense	$(57)	$(50)	$(51)	$(38)	$(39)	$(40)	$(41)
S&M Expense	$(130)	$(143)	$(147)	$(152)	$(156)	$(161)	$(166)
G&A Expense	$(57)	$(56)	$(55)	$(55)	$(56)	$(57)	$(58)
EBIT	$614	$900	$1,104	$1,148	$1,266	$1,307	$1,397
Unlevered Free Cash Flow	$423	$634	$808	$848	$938	$971	$1,040
	2037E	2038E	2039E	2040E	2041E	2042E	2043E
Total Net Revenue	$2,139	$2,136	$1,728	$1,630	$1,084	$785	$542
Gross Profit	$1,634	$1,633	$1,326	$1,267	$846	$625	$432
R&D Expense	$(41)	$(42)	$(37)	$(38)	$(19)	$(13)	$(9)

1
Figures have been rounded to the nearest million.

	2037E	2038E	2039E	2040E	2041E	2042E	2043E
S&M Expense	$(149)	$(145)	$(97)	$(78)	$(49)	$(32)	$(22)
G&A Expense	$(61)	$(64)	$(69)	$(74)	$(77)	$(80)	$(83)
EBIT	$1,382	$1,382	$1,124	$1,076	$701	$500	$319
Unlevered Free Cash Flow	$1,043	$1,036	$881	$820	$576	$407	$260
SpinCo Forecasts1
The SpinCo Forecasts include long-term, risk-adjusted Projections from fiscal year 2024 through fiscal year 2043 for the Company’s clinical pipeline products, INBRX-105, INBRX-106 and INBRX-109, and the Company’s discovery pipeline. The SpinCo Forecasts were updated to reflect the changes described above and exclude the projections for INBRX-101. The SpinCo Forecasts are summarized below:
SpinCo Forecasts
		2024E	2025E	2026E	2027E	2028E	2029E
Total Net Revenue		—	$38	$12	$14	$100	$221
Gross Profit		—	$38	$10	$11	$78	$166
R&D Expense		$(170)	$(144)	$(147)	$(77)	$(65)	$(65)
S&M Expense		$(5)	$(3)	$(5)	$(16)	$(45)	$(68)
G&A Expense		$(34)	$(29)	$(47)	$(40)	$(36)	$(30)
EBIT		$(208)	$(139)	$(190)	$(123)	$(68)	$2
Unlevered Free Cash Flow	2H’24: $(94)	$(208)	$(139)	$(190)	$(124)	$(75)	$(11)
	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Total Net Revenue	$398	$561	$730	$776	$873	$895	$968
Gross Profit	$302	$421	$555	$583	$664	$674	$738
R&D Expense	$(27)	$(28)	$(29)	$(27)	$(27)	$(28)	$(29)
S&M Expense	$(89)	$(101)	$(104)	$(107)	$(110)	$(114)	$(117)
G&A Expense	$(34)	$(27)	$(20)	$(21)	$(21)	$(22)	$(22)
EBIT	$152	$265	$402	$429	$505	$511	$570
Unlevered Free Cash Flow	$98	$181	$288	$315	$372	$378	$424
	2037E	2038E	2039E	2040E	2041E	2042E	2043E
Total Net Revenue	$837	$847	$403	$269	$117	$98	$53
Gross Profit	$633	$648	$309	$217	$96	$89	$49
R&D Expense	$(28)	$(29)	$(17)	$(17)	$(10)	$(6)	$(4)
S&M Expense	$(99)	$(93)	$(44)	$(23)	$(10)	$(4)	$(2)
G&A Expense	$(22)	$(22)	$(17)	$(15)	$(14)	$(13)	$(13)
EBIT	$484	$503	$231	$161	$63	$66	$30
Unlevered Free Cash Flow	$373	$380	$215	$137	$60	$54	$25
Financial Information of SpinCo
Audited Financial Information
Pursuant to the requirements of Schedule 14A, we are including herein the audited consolidated financial statements of SpinCo and the corresponding notes thereto. The Pre-Closing Reorganization and the Distribution is being treated as a reverse spin-off for financial accounting and reporting purposes in accordance with ASC 505-60, Spinoffs and Reverse Spinoffs, and SpinCo is the accounting successor to the Company. As a result, the audited consolidated financial statements of SpinCo and the corresponding notes thereto are the same as the audited consolidated financial statements of the Company and the corresponding notes thereto, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024, and incorporated by reference herein.

1
Figures have been rounded to the nearest million.

Interests of Certain Persons in the Merger and the Spin-Off
In considering the recommendation of the Board of Directors with respect to the Transaction Proposal, you should be aware that executive officers and directors of the Company have certain interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. The directors of the Company were aware of these interests and considered them at the time they evaluated and negotiated the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the stockholders of the Company. These interests are described below.
Treatment of Company Stock Options
Treatment of Company Stock Options in Connection with the Spin-Off and Merger
In connection with and effective as of the Spin-Off, each outstanding Company Stock Option will be adjusted to remain an outstanding option to purchase shares of Company common stock. Company Stock Option holders are not entitled to any shares of SpinCo common stock in respect of their Company Stock Options in the Spin-Off.
As described further in the section entitled “The Merger Agreement — Treatment of Company Common Stock and Share-Based Awards — Company Stock Options” beginning on page 75, the Merger Agreement provides that, at or immediately prior to the Effective Time, outstanding Company Options (including those held by the Company’s executive officers and directors) will be treated as follows:
•
each In-the-Money Option will be cancelled and immediately cease to be outstanding and converted into the right to receive (A) an amount in cash, without interest and less applicable tax withholdings, equal to the product of (x) the total number of shares of Company common stock subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per share of Company common stock under such Company Option, and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

•
each Closing Date Underwater Option will be cancelled and converted into the right to receive the contingent payment described in the following sentence. If the Milestone is achieved, the cash amount to be paid in respect of each such Closing Date Underwater Option will be equal to (x) $35.00 (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00) minus (y) the option exercise price per share (in this case, between $30.00 and $35.00 per share strike price), subject to applicable tax withholding; and

•
each Company Option having an exercise price per share of Company common stock that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and will have no further force or effect.

For an estimate of the amounts that would be realized by each of the Company’s named executive officers in respect of their Company Options that are outstanding on January 31, 2024, and that will be canceled and exchanged for the Transaction Consideration in connection with the consummation of the Transactions (including the Milestone Payment, which is conditional upon the achievement of the Milestone), see the section entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers — Golden Parachute Compensation” below.
The estimated aggregate amount that would be realized by the four non-employee directors in respect of their unvested Company Options (after giving effect to the Spin-Off and the provisions of the Distribution Agreement) that will be canceled and exchanged for the Transaction Consideration in connection with the consummation of the Transactions (including the Milestone Payment, which is conditional upon the achievement of the Milestone), if the Merger were to be completed on January 31, 2024, is $1,692,984.
Employment Agreements with Named Executive Officers
Mark P. Lappe, Kelly D. Deck and Brendan P. Eckelman each entered into amended and restated employment agreements with the Company on January 1, 2022 (collectively, the “NEO Employment

Agreements”), which provide for contractual severance protections in both change in control and non-change in control scenarios. The NEO Employment Agreements provide that upon a termination by the Company without “cause” or a resignation by the executive for “good reason,” in each case, within 90 days prior to or one year following change in control (a “CIC Termination”), the executive would be entitled to: (i) a lump sum cash payment equal to 1.5X the sum of base salary and target bonus; (ii) 18 months of benefit continuation in Company group health plans at active employee rates; and (iii) full vesting acceleration of outstanding equity awards. In addition, the NEO Employment Agreements provide that upon a termination by the Company without “cause” or a resignation by the executive for good reason, other than during the change in control protection period described above (a “Non-CIC Termination”), the executive would be entitled to: (a) base salary continuation for a period of twelve (12) months following termination; (b) twelve (12) months of benefit continuation in Company group health plans at active employee rates; and (c) vesting acceleration of all equity awards that would have vested by their terms during the twelve (12) month period following the executive’s termination date. Payment of severance in both CIC Termination and Non-CIC Termination scenarios is contingent on the executive’s execution (and non-revocation) of a release in favor of the Company. The NEO Employment Agreements include “best net-benefit” 280G cutbacks, meaning that either the full amount of any “parachute payments” would be paid, subject to the excise tax, or, alternatively, such payments would be reduced to the individual’s respective 280G safe harbor, if such reduction would result in a greater net after-tax payment.
As required to be provided under SEC rules, for an estimate of the severance payments that could be payable to each of the Company’s named executive officers under their respective NEO Employment Agreements if they were to experience a CIC Termination, see the section entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers — Golden Parachute Compensation” below.
In connection with the Spin-Off, the NEO Employment Agreements are expected to be assigned to and assumed by SpinCo. Such transfer will not be deemed to be a termination of employment by the Company and will not trigger any obligation to pay severance, separation pay, salary continuation, or other similar benefits to any named executive officer of the Company. Consequently, it is not expected that any named executive officers will experience a CIC Termination, and therefore would not receive any severance payments under their NEO Employment Agreements.
Other Employee-Related Interests
It is expected that executive officers of the Company will continue with SpinCo following completion of the Merger. To facilitate such continued service, SpinCo will assume the executive officers’ employment agreements with the Company or the executive officers will enter into substantially similar employment agreements with SpinCo.
In connection with the Spin-Off and the Merger and in order to compensate the employees and other service providers for their contributions to the success of the Transactions, the Company may also establish a cash retention program to be allocated to employees and other service providers of the Company and SpinCo (inclusive of certain of the Company’s named executive officers). As a participant in the retention program, Mr. Lappe may be eligible to receive a lump sum of up to $1,700,000, subject to Mr. Lappe and SpinCo fulfilling obligations set forth under the Transition Services Agreement, as determined by Parent in good faith, as well as Mr. Lappe’s continued employment with SpinCo until the earlier of (a) the one-year anniversary of the Closing Date and (b) the expiration of the last services period under the Transition Service Agreement. No other named executive officer of the Company is expected to participate in the retention program.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, the Company’s directors and officers will be entitled to certain ongoing indemnification. See the section entitled “The Merger Agreement — Indemnification” beginning on page 94 for a description of such ongoing indemnification and coverage obligations.
For further information with respect to the arrangements between the Company and its named executive officers, see the information included under “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off — Golden Parachute Compensation” beginning on page 62.

Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers
The table below sets forth the information required by Item 402(t) of the Regulation S-K regarding certain compensation that may be paid or become payable to each of the Company’s “named executive officers” (as identified in accordance with SEC regulations) and that is based on, or otherwise relates to, the Merger. The amounts listed below are estimates based on the following assumptions:
•
The Effective Time occurred on January 31, 2024 (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•
Each named executive officer were to have experienced a qualifying termination with either or both of the Company and SpinCo on January 31, 2024 (such termination being assumed, as required by Item 402(t) of the Regulation S-K, solely for purposes of estimating the severance component of this golden parachute compensation disclosure (provided that the transfer of employment in connection with the Transactions will not be deemed to be a termination of employment by the Company and will not trigger any obligation to pay severance);

•
A price of $35.00 per share of Company common stock (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00, with the understanding that the Milestone Payment is contingent on achievement of the Milestone);

•
Each named executive officer’s base salary and annual target bonus remain unchanged from those in effect as of the date of this proxy statement;

•
Each named executive officer’s Company equity awards are those that are outstanding as of January 31, 2024; and

•
Each named executive officer timely executes (and does not revoke) a release of claims.

As discussed above, assignment of the NEO Employment Agreements to SpinCo in the Spin-Off will not be deemed to be a termination of employment by the Company and consequently will not trigger any obligation to pay severance, separation pay, salary continuation, or other similar benefits to any named executive officer. Consequently, it is not expected that any named executive officers will experience a CIC Termination and receive severance payments. Therefore, the payment amounts indicated below are hypothetical and estimated based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the Merger or the actual value of shares of Company common stock following the Effective Time. As a result, the actual amounts, if any, that would be received by a named executive officer may materially differ from the amounts set forth below. All dollar amounts are shown on a pre-tax basis and have been rounded to the nearest whole dollar.
For purposes of this disclosure as required under SEC rules, “single-trigger” refers to payments and benefits that arise solely as a result of the completion of the Merger and “double-trigger” refers to payments and benefits that require two conditions, which are the completion of the Merger and a qualifying termination of employment.
Golden Parachute Compensation(1)
Named Executive Officer	Cash ($)(2)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Retention Bonus ($)(5)	Total ($)
Mark P. Lappe Chief Executive Officer and President	$1,668,600	$927,163	$42,406	$1,700,000	$4,338,169
Kelly D. Deck, C.P.A. Chief Financial Officer	$1,000,718	$346,878	$42,406	—	$1,390,002
Brendan P. Eckelman, Ph.D. Chief Scientific Officer	$1,164,930	$364,700	$42,638	—	$1,572,268

(1)
With the exception of the single-trigger payments made in respect of the named executive officer’s outstanding equity awards and Mr. Lappe’s assumed retention bonus, all amounts reflected in the table are double-trigger and are not expected to become payable to our named executive officers in connection with the Merger.

(2)
For all named executive officers, the double-trigger amounts reported, which could be payable upon a qualifying termination of employment, if it had occurred upon the assumed Effective Time, represent the lump-sum cash severance in the amount of (x) 1.5 multiplied by (y) the sum of base salary and target annual bonus to which each such named executive officer would be entitled pursuant to the arrangements described above in “Employment Agreements with Named Executive Officers.” The estimated amount of each such cash severance component is shown in the following table, based on compensation in effect as of January 1, 2024.

Named Executive Officer	Base Salary ($)	Annual Bonus (%)	Annual Bonus ($)	Total Cash Severance ($)
Mark P. Lappe	$695,250	60%	$417,150	$1,668,600
Kelly Deck, C.P.A.	$460,100	45%	$207,045	$1,000,718
Brendan P. Eckelman, Ph.D.	$535,600	45%	$241,020	$1,164,930

(3)
The single trigger payments reflected in this column represent the unvested value of outstanding Company Options held by each named executive officer that will be canceled and exchanged for the Transaction Consideration in connection with the consummation of the Transactions, as described further in the section entitled “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off — Treatment of Company Stock Options” beginning on page 60.

(4)
Represents the value of 18 months of benefit continuation in Company group health plans at active employee rates to which the named executive officers would be entitled if a qualifying termination had occurred upon the assumed Effective Time.

(5)
Any payment of the retention bonus is subject to Mr. Lappe and SpinCo fulfilling obligations set forth under the Transition Services Agreement, as determined by Parent in good faith, as well as Mr. Lappe’s continued employment with SpinCo until the earlier of (a) the one-year anniversary of the Closing Date and (b) the expiration of the last services period under the Transition Service Agreement.

Accounting Treatment
The Merger is expected to be accounted for as a “Reverse Spin-Off” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger
This section describes the material U.S. federal income tax consequences of the Spin-Off and the Merger
This section applies solely to persons that hold shares of Company common stock as capital assets for tax purposes. This section addresses only U.S. federal income taxation and does not discuss all of the tax consequences that may be relevant to a holder in light of such holder’s individual circumstances, including non-U.S., state or local tax consequences, estate and gift tax consequences, and tax consequences arising under the Medicare contribution tax on net investment income or the alternative minimum tax. This section does not apply to holders subject to special rules, including:
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a dealer or broker in stocks, securities, commodities or foreign currencies,

•
a regulated investment company or real estate investment trust,

•
a trader in securities that elects to use a mark-to-market method of accounting for securities holdings,

•
a tax-exempt organization,

•
a bank, financial institution, mutual fund or insurance company,

•
a person that directly, indirectly or constructively owns 5% or more of the combined voting power of Company or SpinCo, or of the total value of the shares of the Company’s common stock or SpinCo’s common stock,

•
a person that directly, indirectly or constructively owns shares of Parent or its affiliates,

•
a person that holds shares of the Company’s common stock or SpinCo’s common stock as part of a straddle or a hedging, conversion, or other risk reduction transaction for U.S. federal income tax purposes,

•
partnerships, S corporations or other pass-through entities (or investors in partnerships, S corporations or other pass-through entities),

•
a person that acquires or sells shares of the Company’s common stock as a part of wash sale for U.S. federal income tax purposes,

•
a person that acquired shares of the Company’s common stock or SpinCo’s common stock pursuant to the exercise of employee share options, through a tax qualified retirement plan or otherwise as compensation, or

•
a person whose functional currency is not the U.S. dollar.

This section is based on the Code, its legislative history, existing and proposed regulations, published rulings and court decisions, all as of the date of this proxy statement. These laws are subject to change, possibly on a retroactive basis. Any such change could alter the tax consequences to the holders as described herein.
This discussion is intended to provide only a general summary of the material U.S. federal income tax consequences of the distribution of SpinCo common stock in the Spin-Off to holders of shares of the Company’s common stock and the Merger to holders of shares of the Company’s common stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the distribution of SpinCo common stock and the Merger. The U.S. federal income tax laws are complex and subject to varying interpretations. Accordingly, the Internal Revenue Service (which we refer to as the “IRS”) may not agree with the tax consequences described in this proxy statement.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of Company common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. Holders that are partners of a partnership holding shares of Company common stock should consult their own tax advisors.
We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE SPIN-OFF, THE MERGER AND POST-MERGER OWNERSHIP IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL (INCLUDING THE ALTERNATIVE MINIMUM TAX), STATE, LOCAL OR NON-U.S. AND OTHER TAX LAWS AND OF CHANGES IN THOSE LAWS.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of Company common stock that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•
an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “Non-U.S. holder” is a beneficial owner (other than a partnership) of shares of Company common stock that is not a U.S. holder.
U.S. Holders
Tax Consequences of the Spin-Off and of the Ownership and Disposition of SpinCo Common Stock
The distribution of SpinCo common stock in the Distribution (including fractional shares for which U.S. holders receive cash) will be treated as a taxable distribution to U.S. holders for U.S. federal income tax purposes. An amount equal to the fair market value on the Distribution date of SpinCo’s common stock (including fractional shares for which a U.S. holder receives cash) received by a U.S. holder in the Spin-Off will generally be treated as a taxable dividend to the extent of such holder’s ratable share of any current or accumulated earnings and profits of the Company (including gain recognized by the Company in connection with the Spin-Off), with the excess treated first as a non-taxable return of capital to the extent of such holder’s tax basis in the shares of Company common stock and any remaining excess treated as capital gain.
Dividends will be taxed as ordinary income to the extent that they are paid out of the Company’s current or accumulated earnings and profits. Dividends paid to a non-corporate U.S. holder that constitute qualified dividend income are taxable to the stockholder at the preferential rates applicable to long-term capital gains, provided that the stockholder holds the shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date and meets other holding period requirements. The Company expects that any amount treated as a dividend paid by the Company pursuant to the Distribution will constitute qualified dividend income, assuming the U.S. holder’s holding period requirements are met.
A U.S. holder’s tax basis in its shares of Company common stock held on the Distribution date will be reduced (but not below zero) to the extent that the fair market value on the Distribution date of the SpinCo common stock received by such U.S. holder from the Company in the Spin-Off exceeds such U.S. holder’s ratable share of the Company’s current and accumulated earnings and profits (that is, the amount treated as a taxable dividend). The Company has not calculated earnings and profits in accordance with U.S. federal income tax principles. Accordingly, U.S. holders should expect to treat the Distribution as a taxable dividend for U.S. federal income tax purposes.
To the extent that the fair market value on the Distribution date of the shares of SpinCo common stock received by a U.S. holder from the Company in the Distribution exceeds such U.S. holder’s adjusted tax basis in its shares of Company common stock, the U.S. holder generally must include such excess in income as long-term capital gain, or short-term capital gain if the U.S. holder’s shares of Company common stock have been held for one year or less. A U.S. holder’s holding period for its shares of Company common stock will not be affected by the Distribution.
A U.S. holder’s tax basis in the shares of SpinCo common stock received in the Distribution generally will equal the fair market value of those shares on the Distribution date, and a U.S. holder’s holding period for those shares will begin the day after the Distribution date.
Although the Company will ascribe a value to the shares of SpinCo common stock it distributes in the Distribution for tax purposes, this valuation is not binding on the IRS or any other tax authority. These taxing authorities could ascribe a higher valuation to those shares, particularly if the shares of SpinCo common stock trade at prices significantly above the value ascribed to those shares by the Company in the period following the Distribution. Such a higher valuation may cause a larger reduction in the tax basis of a U.S. holder’s shares of Company common stock or may cause a U.S. holder to recognize additional dividend or capital gain income.
Distributions on SpinCo Common Stock
We do not anticipate declaring or paying cash dividends to holders of SpinCo common stock in the foreseeable future. However, if we do make distributions of cash or property on our shares, such distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividends received by certain non-corporate U.S. holders (including individuals) may be taxed at preferential rates applicable to qualified dividend income, provided certain holding period requirements are met. Corporate U.S. holders that meet certain holding period and other requirements may be eligible for a dividends-received deduction for a portion of the dividend received. Amounts not treated as dividends for U.S. federal income tax purposes will constitute a return of capital and first be applied against and reduce a U.S. holder’s adjusted tax basis in its SpinCo common stock, but not below zero. Any excess will be treated as capital gain. Such gain generally will be taxable as long-term capital gain if the shares have been held for more than one year.
Sale or Other Taxable Disposition of SpinCo Common Stock
Upon a subsequent sale or other taxable disposition of a share of SpinCo common stock, a U.S. holder will recognize taxable gain or loss equal to the difference between the amount realized on the disposition of the share and the U.S. holder’s tax basis in the share. The gain or loss will be capital gain or loss. A non-corporate U.S. holder, including an individual, who has held the share for more than one year generally will be eligible for reduced tax rates for such long-term capital gains. The deductibility of capital losses is subject to limitations.
Tax Consequences of the Merger
The receipt of cash and CVRs by a U.S. holder in exchange for shares of Company common stock will be a taxable transaction for U.S. federal income tax consequences.
The amount of gain or loss a U.S. holder recognizes, and the timing and potential character of a portion of such gain or loss, depends on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. The installment method of reporting any gain attributable to receipt of a CVR generally will not be available with respect to the disposition of shares of Company common stock pursuant to the Merger because the shares of Company common stock are traded on an established securities market.
There is no legal authority directly addressing the U.S. federal income tax treatment of the receipt of the CVRs in connection with the Merger. The receipt of the CVRs as part of the Merger Consideration might be treated as a “closed transaction” or as an “open transaction” for U.S. federal income tax purposes.
Pursuant to U.S. Treasury Regulations dealing with contingent payment obligations analogous to the CVRs, if the fair market value of the CVRs is “reasonably ascertainable,” a U.S. holder should treat the transaction as a “closed transaction” and treat the fair market value of the CVRs as part of the consideration received in the Merger for purposes of determining gain or loss. On the other hand, if the fair market value of the CVRs cannot be reasonably ascertained, a U.S. holder should treat the transaction as an “open transaction” for purposes of determining gain or loss. These U.S. Treasury Regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable. The following paragraphs discuss the U.S. federal income tax consequences of the receipt of cash and CVRs in exchange for shares of Company common stock in the event it is treated as an “open transaction” and, alternatively, in the event it is treated as a “closed transaction.” There is no authority directly addressing whether contingent payment rights with characteristics similar to the rights under a CVR should be treated as “open transactions” or “closed transactions,” and such question is inherently factual in nature. The CVRs also may be treated as debt instruments for U.S. federal income tax purposes. However, as such treatment is unlikely, the discussion below does not address the tax consequences of such a characterization.
It is possible that either Parent or the Company may be required to take a position for income tax, withholding, and/or information reporting purposes that the Merger, including the receipt of the CVRs as part of the Merger, if either a “closed transaction” or an “open transaction.” U.S. holders are urged to consult their tax advisors regarding the proper characterization, method of tax accounting and tax reporting with respect to receipt of a CVR under the “closed transaction” method or “open transaction” method, as applicable to their respective case.

Treatment as Open Transactions
If the transaction is treated as an “open transaction” for U.S. federal income tax purposes, the fair market value of the CVRs would not be treated as consideration received for the shares of Company common stock at the time the CVRs are received, and the U.S. holder would have no tax basis in the CVRs. As such, a U.S. holder would generally recognize capital gains upon consummation of the Merger if, and to the extent, the cash received exceeds such U.S. holder’s basis in the shares of Company common stock surrendered with respect thereto.
The U.S. holder would then take payments under the CVRs into account when made or deemed made in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes. A portion of any payments made more than one year after the Merger would be treated as interest income under Section 483 of the Code (as discussed below) and the balance, in general, as additional consideration for the disposition of the shares of Company common stock.
Payments of cash pursuant to the CVRs, not treated as imputed interest, will generally result in gain to the U.S. holder if, and to the extent, such amounts (plus the cash received) exceed the U.S. holder’s adjusted tax basis in the shares of Company common stock. A U.S. holder may recognize loss if the amounts received do not equal or exceed the U.S. holder’s adjusted basis in the shares of Company common stock, although it is possible that such holder may not be able to recognize such loss until the resolution of all contingencies under the CVRs or possibly until such holder’s abandonment of the holder’s CVRs. Gain or loss recognized in the transaction must be determined separately for each identifiable block of shares of Company common stock (i.e., shares of Company common stock acquired at the same cost in a single transaction). Any such gain or loss will be long-term if the shares of Company common stock were held for more than one year prior to such disposition. The deductibility of capital losses is subject to certain limitations.
If any payment with respect to a CVR is made more than one year after the Effective Time, a portion of the payment may be treated as imputed interest under Section 483 of the Code. The portion of any payment made with respect to a CVR treated as imputed interest will be determined at the time such payment is made and generally should equal the excess of (1) the amount of the CVR payment over (2) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. The applicable federal rate is published monthly by the IRS. A U.S. holder must include in its taxable income interest imputed pursuant to Section 483 of the Code using such holder’s regular method of accounting for U.S. federal income tax purposes.
Treatment as Closed Transaction
If the receipt of the CVRs is treated as, or determined to be, part of a “closed transaction” for U.S. federal income tax purposes, then a U.S. holder of shares of Company common stock generally would recognize capital gain or loss, taking into account the “reasonably ascertainable” fair market value of the CVR determined on the date of the consummation of the Merger, as applicable, as an additional amount realized. It is possible that the trading value of Company’s common stock would be considered along with other factors in determining whether the value of the CVR is reasonably ascertainable. A U.S. holder’s initial tax basis in a CVR received in the Merger would equal the fair market value of such CVR as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the date of the Effective Time.
The character of any gain, income or loss recognized with respect to a payment on a CVR is uncertain. Such payments may be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income, including in part as imputed interest, as described more fully below. Parent intends to treat any payment received by a U.S. Holder in respect of a CVR (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) as an amount realized on the disposition of the applicable CVR by the U.S. Holder. Under this method of reporting, a U.S. Holder should recognize gain equal to the difference between such payment (less any portion of such payment required to be treated as imputed interest, as described above) and the U.S. Holder’s adjusted tax basis in the applicable CVR and, if the CVR expires without the Milestone being achieved, loss equal to the U.S. Holder’s adjusted tax basis in the applicable CVR. A U.S. Holder’s adjusted basis in a CVR generally will equal the CVR’s fair market value when the CVR was received pursuant to the Offer or the Merger. The gain or loss will be long-term capital gain or loss if the U.S. Holder has held the applicable CVR (or possibly the Share in respect of which such CVR was received) for more than one year at the time of such payment or expiry. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
Tax Consequences of the Spin-Off and of the Ownership and Disposition of SpinCo Common Stock
In the Distribution, Non-U.S. holders will be treated as receiving a distribution from the Company, which will be treated as a dividend to the extent the Distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of current and accumulated earnings and profits generally will be treated as a return of capital that will be applied against and reduce a Non-U.S. holder’s adjusted tax basis in such Non-U.S. holder’s shares of Company common stock (but not below zero), with any remaining excess treated as gain from the sale or exchange of such shares as described under “Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger — Non-U.S. Holders — Sale or Other Taxable Disposition” below.
Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. holder in the Distribution will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the Distribution (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. holder furnishes a valid IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or other applicable documentation), certifying qualification for the lower treaty rate). A Non-U.S. holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty.
The Company or other applicable withholding agents may be required or permitted to withhold at the applicable rate on all or a portion of the distribution of SpinCo common stock in the Distribution payable to a Non-U.S. holder, and any such withholding would be satisfied by the Company or such agent by withholding and selling a portion of the shares of SpinCo common stock that otherwise would be distributable to such holder or by withholding from other property held in such holder’s account with the withholding agent.
If the Distribution paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such Distribution is attributable), the Non-U.S. holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the Distribution is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.
Any such effectively connected Distribution will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected Distribution, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Distributions on SpinCo Common Stock
We do not anticipate declaring or paying cash dividends to holders of SpinCo common stock in the foreseeable future. However, if we do make distributions of cash or property on our common stock, such distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Amounts not treated as dividends for U.S. federal income tax purposes will constitute a return of capital and first be applied against and reduce a Non-U.S. holder’s adjusted tax basis in its SpinCo common stock, but not below zero. Any excess will be treated as capital gain and will be treated as described below under “Material U.S. Federal Income Tax Consequences of the Spin-Off and the Merger — Non-U.S. Holders — Sale or Other Taxable Disposition.”
Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. holder of SpinCo common stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. holder furnishes a valid IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or other applicable documentation), certifying qualification for the lower treaty rate). A Non-U.S. holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty.
If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.
Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Sale or Other Taxable Disposition
A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized upon the sale or other taxable disposition of SpinCo common stock (including with respect to any cash received in lieu of a fractional share of SpinCo common stock) unless:
•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•
the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•
SpinCo common stock constitutes a U.S. real property interest, or “USRPI,” by reason of SpinCo’s status as a U.S. real property holding corporation, or “USRPHC,” for U.S. federal income tax purposes.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, SpinCo does not anticipate becoming a USRPHC. Because the determination of whether SpinCo is a USRPHC depends on the fair market value of SpinCo’s USRPIs relative to the fair market value of its non-U.S. real property interests and its other business assets, there can be no assurance SpinCo will not become a USRPHC in the future. Even if SpinCo were to become a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. holder of SpinCo common stock will not be subject to U.S. federal income tax if such stock is “regularly traded,” as defined by applicable U.S. Treasury Regulations, on an established securities market, and such Non-U.S. holder owned, actually and constructively, 5% or less of such stock throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. holder’s holding period, or if another exception from these rules under the Code applies.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Tax Consequences of the Merger
Any gain recognized on the receipt of the Merger Consideration pursuant to the Merger by a Non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•
the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•
the shares of Company common stock constitute a U.S. real property interest, or USRPI, by reason of the Company’s status as a U.S. real property holding corporation, or USRPHC, for U.S. federal income tax purposes.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, the Company does not expect that it is, or anticipate becoming, a USRPHC. Even if the Company were a USRPHC, gain arising from the sale or other taxable disposition by a Non-U.S. holder of shares of Company common stock will not be subject to U.S. federal income tax if such stock is “regularly traded,” as defined by applicable U.S. Treasury Regulations, on an established securities market, and such Non-U.S. holder owned, actually and constructively, 5% or less of such stock throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. holder’s holding period, or if another exception from these rules under the Code applies.
Generally, any portion of a payment made to a Non-U.S. holder with respect to a CVR that is treated as imputed interest may be subject to withholding at a rate of 30%, unless such Non-U.S. holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable income tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agents.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting, Backup Withholding and FATCA Withholding
U.S. Holders
A U.S. holder may be subject to information reporting and backup withholding when such holder receives the shares of SpinCo common stock in the Spin-Off or proceeds from the sale or other taxable disposition of the shares of Company common stock in the Merger. Certain U.S. holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and:
•
the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•
the holder furnishes an incorrect taxpayer identification number;

•
the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•
the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Non-U.S. Holders
The payments of shares of SpinCo common stock in the Spin-Off will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a U.S. person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any distribution of the SpinCo common stock in the Spin-Off paid to the Non-U.S. holder, regardless of whether such distributions constitute dividends or any tax was actually withheld. In addition, proceeds from the sale or other taxable disposition of the shares of Company common stock in the Merger (including with respect to any cash received in lieu of a fractional share of the shares of Company common stock) within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a U.S. person, or the holder otherwise establishes an exemption. Proceeds from a sale or other taxable disposition of the shares of Company common stock in the Merger (including with respect to any cash received in lieu of a fractional share of the shares of Company common stock) conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
FATCA
Sections 1471 through 1474 of the Code (commonly referred to as “FATCA”) impose a U.S. federal withholding tax of 30% on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. holder might be eligible for refunds or credits of such taxes.
Regulatory Approvals
Under the terms of the Merger Agreement, the Company and Parent will use reasonable best efforts to obtain antitrust approvals, subject to certain limitations. The Merger cannot be completed until the waiting period (and any extension thereof) under the HSR Act applicable to the Merger or the transactions contemplated by the Merger Agreement has expired or been terminated. In addition to antitrust approval in the United States, the completion of the Merger is conditioned on clearance of the antitrust laws in certain other jurisdictions.
On February 9, 2024, the Company and Parent filed notification of the proposed Merger with the Federal Trade Commission (which we refer to as the “FTC”) and the Department of Justice (which we refer to as the “DOJ”) under the HSR Act. The applicable waiting period under the HSR Act expires at 11:59 p.m., Eastern Time, on March 11, 2024.
At any time before or after consummation of the Merger, the DOJ or the FTC (notwithstanding the termination of the waiting period under the HSR Act) could take such action under antitrust laws as they deem necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger and seeking divestiture of substantial assets of the Company or Parent. At any time before or after the completion of the Merger (and notwithstanding the termination of the waiting period under the HSR Act), any state or non-U.S. governmental entity could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger and seeking divestiture of substantial assets of the Company or Parent. Private parties may also seek to take legal action under antitrust laws under certain circumstances.
There can be no assurance that all of the regulatory approvals described above, or any other regulatory approvals that might be required to consummate the Merger, will be sought or obtained and, if obtained, there can be no assurance as to the timing of any approvals, ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. There can also be no assurance that the DOJ, the FTC or any other governmental entity or any private party will not attempt to challenge the Merger on antitrust grounds, and, if such a challenge is made, there can be no assurance as to its result. For a description of the parties’ obligations with respect to regulatory approvals related to the Merger, see “The Merger Agreement — Special Meeting, Filings; Other Actions; Notification” beginning on page 88.
Legal Proceedings
As of the filing of this proxy statement, there were no legal proceedings pending related to the Merger or the Spin-Off.
Delisting and Deregistration of the Company Common Stock
Upon completion of the Merger, the shares of Company common stock currently listed on the NASDAQ will cease to be listed on the NASDAQ and will subsequently be deregistered under the Exchange Act.
Appraisal Rights
If the Merger is consummated, holders of record or beneficial owners of shares of Company common stock who (1) do not vote in favor of the Transaction Proposal (whether by voting against the Transaction Proposal, abstaining or otherwise not voting with respect to the Transaction Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Company common stock through the Effective Date, (3) properly demand appraisal of their applicable shares, (4) meet certain statutory requirements described in this proxy statement and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in

Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, which is the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Holders of record and beneficial owners of shares of Company common stock who are entitled to have their shares appraised by the Delaware Court of Chancery may receive payment in cash of the “fair value” of their shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Date through the date of payment of the judgment at a rate of 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Date and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Company makes a voluntary cash payment to persons entitled to appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time). The Surviving Company is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, see the section of this proxy statement captioned “Appraisal Rights — Determination of Fair Value.”
To exercise appraisal rights, a holder of record or a beneficial owner of shares of Company common stock must (1) submit a written demand for appraisal of such holder’s shares or such beneficial owner’s shares of Company common stock to Company before the vote is taken on the Transaction Proposal, (2) not vote, in person or by proxy, in favor of the Transaction Proposal (whether by voting against the Transaction Proposal, abstaining or otherwise not voting with respect to the Transaction Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Company common stock through the Effective Date and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. If you are a beneficial owner of shares of Company common stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the shares of Company common stock for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which you consent to receive notices given by the Surviving Company hereunder and to be set forth on the verified list required by Section 262(f) of the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, which is the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

THE MERGER AGREEMENT
This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety.
The Merger Agreement, a copy of which is attached as Annex A, and this summary of its terms are included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in the company disclosure letter that the Company provided to Parent in connection with the Merger Agreement (which we refer to as the “Disclosure Letter”), which disclosures were not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.
Effects of the Merger
The Merger Agreement provides that, following satisfaction or waiver of the closing conditions set forth in the Merger Agreement (including completion of the Pre-Closing Reorganization and Spin-Off), Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. Following the Merger, the Company will continue to exist under the DGCL as the Surviving Company and a wholly owned subsidiary of Parent.
The directors and officers of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the initial directors and officers of the Surviving Company, respectively, in each case until their respective successors have been duly elected or appointed and qualified, or until their earlier death, disqualification, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Company.
Following the completion of the Merger, shares of Company common stock will be delisted from NASDAQ, deregistered under the Exchange Act and cease to be publicly traded.
Closing and Effective Time of the Merger
Unless otherwise mutually agreed in writing by the parties to the Merger Agreement, the Closing will take place at 9:00 a.m. Eastern Time on the second business day following the day on which all of the conditions to the Closing (described under “Conditions to the Merger” beginning on page 90) are satisfied or waived in accordance with the Merger Agreement (other than conditions that by their nature are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or waiver of those conditions at or prior to the Closing).
Assuming timely satisfaction of the necessary closing conditions, we currently expect the Closing to occur in the second quarter of 2024. The Effective Time will occur when the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware (or at such later date or time as the Company and Parent may agree in writing and specify in the Certificate of Merger in accordance with the DGCL).
Treatment of Company Common Stock and Share-Based Awards
Company Common Stock
In the Merger, each share of Company common stock that is outstanding immediately prior to the Effective Time (other than (A) shares of Company common stock owned by the Company as treasury shares, (B) shares of Company common stock owned by Parent or Merger Sub and (C) any dissenting shares) will no longer be outstanding and will automatically be cancelled, extinguished and converted into the right to receive (i) the Closing Amount, plus (ii) one CVR representing the right to receive the Milestone Payment, conditional upon the achievement of the Milestone set forth in the CVR Agreement (as defined below).
At the Effective Time, all shares of Company common stock (other than Excluded Shares) will be cancelled and extinguished and will cease to exist and each holder of a certificate share or book-entry share representing any such Company common stock will cease to have any rights with respect to such shares, except the right to receive the Merger Consideration upon the surrender of such certificate share or book-entry share. Each share of Company common stock owned immediately prior to the Effective Time by the Company as treasury shares or by Parent or Merger Sub will automatically be cancelled and extinguished and will cease to exist, and no consideration will be payable in exchange for such Company common stock.
If a holder of Company common stock properly exercises and perfects their statutory rights of appraisal under Section 262 of the DGCL prior to the Effective Time, such shares of Company common stock will not be converted into the right to receive Merger Consideration, but shall, by virtue of the Merger, be entitled to only such consideration as will be determined pursuant to Section 262 of the DGCL, as described under “The Special Meeting — Dissenters’ Rights” beginning on page 31. If such a holder exercises dissenters’ rights after the Effective Time, any right to the Merger Consideration will immediately and automatically be converted into such amount, less any applicable withholding.
Company Stock Options
At the Effective Time, each Company Option that is outstanding immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Distribution Agreement), whether or not then vested, having an exercise price per share of Company common stock:
(i)
that is less than the Closing Amount (each, an “In-the-Money Option”) will be cancelled and converted into the right to receive (A) an amount in cash, without interest and less applicable tax withholdings, equal to the product of (x) the total number of shares of Company common stock subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per share of Company common stock under such Company Option, and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

(ii)
that is equal to or greater than the Closing Amount but less than the sum of the Closing Amount and the Milestone Payment (each of which we refer to as a “Closing Date Underwater Option”) will be cancelled and converted into the right to receive the contingent payment described in the following sentence. If the Milestone is achieved, the cash amount to be paid in respect of each such Closing Date Underwater Option will be equal to (x) $35.00 (representing the sum of the Closing Amount of $30.00 and the Milestone Payment of $5.00) minus (y) the option exercise price per share (in this case, between $30.00 and $35.00 per share strike price), subject to applicable tax withholding; and

(iii)
that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and will have no further force or effect.

Company Warrants
Amendment to the Private Placement Warrants to Purchase Common Stock
In connection with the Merger, the Company and each holder of the Private Placement Warrants entered into a Private Placement Warrant Amendment, each of which specifies that (A) in connection with the Spin-Off, each holder of Private Placement Warrants will receive a SpinCo Warrant and will not otherwise receive shares of SpinCo common stock on account of the Private Placement Warrants and (B) upon consummation of the Merger, each holder of Private Placement Warrants will receive only the Merger Consideration to which it would be entitled as a result of the Merger if it held the number of shares of Company common stock for which the Private Placement Warrant is exercisable immediately prior to the Merger, assuming full exercise of the Private Placement Warrant on a cashless basis without regard to the beneficial ownership limitation contained in such Private Placement Warrant. The Private Placement Warrant Amendments also provides that SpinCo will enter into a registration rights agreement with each holder of the SpinCo Warrants containing substantially equivalent registration rights provisions as those set forth in Article 6 of the Securities Purchase Agreement, relating to shares of SpinCo common stock held by each holder of SpinCo Warrants or issuable to such holder pursuant to the exercise of its SpinCo Warrant. SpinCo will effectuate the registration of such securities following the Spin-Off as set forth in the Private Placement Warrant Amendments.
Amendment to Oxford Warrants to Purchase Common Stock
In connection with the Merger, the Company and Oxford Finance LLC entered into the Oxford Warrants Amendment. The Oxford Warrants Amendment provides that, in connection with the consummation of the Spin-Off and the Merger, the holder of each 2020 Warrant in effect at the Determination Time will have the right to receive (A) cash in an amount equal to the product of (1) the total number of shares of Company common stock subject to such 2020 Warrant immediately prior to the Effective Time, multiplied by (2) the difference between (x) the Closing Amount and (y) $17.00, (B) a number of CVRs equal to the total number of shares of Company common stock underlying such 2020 Warrant as of immediately prior to the Effective Time and (C) the number of shares of SpinCo common stock that the holder of such 2020 Warrant would have been entitled to receive in the Distribution had such 2020 Warrant been fully exercised on a cash basis as of the Determination Time. The Oxford Warrant also provides that if the exercise price of the 2022 Warrants is less than the closing price of a share of Company common stock on the business day before the Distribution Record Date, the 2022 Warrants will automatically be exercised on a cashless basis on the day before the Distribution Record Date. In such case, the holder of the 2022 Warrants would be a Company stockholder as of the Distribution Record Date and receive shares of SpinCo common stock in the Distribution. If, however, the exercise price of the 2022 Warrants is greater than or equal to the closing price of a share of Company common stock on the business day before the Distribution Record Date, such warrants will terminate and expire immediately prior to the consummation of the Merger and the holder of such warrants will not be permitted to exercise them while the Merger Agreement remains in effect.
Surrender and Payment Procedures
Parent will designate Citibank, N.A. or another bank or trust company that is reasonably acceptable to the Company to act as agent for the holders of Company common stock in connection with the Merger (which we refer to as the “Paying Agent”) and to receive the funds to which holders of shares of Company common stock will become entitled in accordance with the Merger Agreement. Parent will deposit or cause to be deposited with the Paying Agent on a timely basis, promptly after the Effective Time (and in any case no later than the business day following the Effective Time), and as and when needed after the Effective Time, cash necessary to for the Paying Agent to make payments in respect of the Closing Amount, which cash amount is referred to as the exchange fund.
Promptly after the Effective Time (but in no event later than five (5) business days thereafter), the Paying Agent will mail to each holder of record of a certificate representing shares of Company common stock (other than holders of Excluded Shares) a letter of transmittal and instructions describing how such record holder may surrender his, her or its shares of Company common stock (or affidavits of loss in lieu thereof) in exchange for payment of the Merger Consideration.
Upon surrender of a certificate (or affidavits of loss in lieu thereof) to the Paying Agent in accordance with the terms of the letter of transmittal, duly executed and properly completed and such other documents as may be reasonably requested by the Paying Agent, the holder of such certificate will be entitled to receive in exchange therefor (x) an amount in cash equal to the Closing Amount (after giving effect to any required tax withholdings, as provided in the Merger Agreement) for each Common Share formerly represented by such Certificate and (y) a number of CVRs equal to the number of shares of Company common stock formerly represented such Certificate and the certificate will forthwith be cancelled.
Any holder of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration. Instead, each holder of record of one or more book-entry shares whose shares were converted into the right to receive the Merger Consideration will upon receipt by the Paying Agent of evidence (if any, as the Paying Agent may reasonably request) be entitled to receive, and Parent will cause the Paying Agent to pay the Merger Consideration (including payment in the form of or with respect to any CVR and after giving effect to any required tax withholdings, if and when payable as provided in the Merger Agreement) in respect of each such share of Company common stock and the book-entry shares of such holder will forthwith be cancelled.
No interest will be paid or accrued on any amount payable upon due surrender of the certificates.
At the Effective Time, the stock transfer books or ledger of the Company will be closed and no further registration of transfers of shares of Company common stock will be made on the records of the Company. If, after the Effective Time, any certificate or book-entry share is presented to the Surviving Company, it will be cancelled and exchanged for the Merger Consideration to which the holder of the certificate or book-entry share is entitled, except as otherwise required by law.
Twelve months after the Effective Time and any time thereafter, the Surviving Company may require the Paying Agent to deliver to the Surviving Company any funds (including any interest received with respect thereto) that are available to the Paying Agent and not disbursed or pending disbursement to holders of certificates or book-entry shares. Any holder of certificates or book-entry shares will thereafter look only to the Surviving Company (subject to abandoned property, escheat or other similar laws) only as a general creditor thereof with respect to payment of the Merger Consideration (after giving effect to any required tax withholdings, as provided in the Merger Agreement) upon due surrender of their certificates (or, as provided in the Merger Agreement, in case of lost, stolen or destroyed certificates, such affidavit of loss) or book-entry shares, without any interest thereon.
None of the Surviving Company, Parent or the Paying Agent will be liable to any holder of certificates or book-entry shares for the Closing Amount delivered to a public official in accordance with any applicable abandoned property, escheat or similar laws. If the consideration owed to a former holder of shares of Company common stock has not been paid prior to the date on which such consideration would otherwise escheat to, or become the property of any governmental entity, any such consideration will, to the extent permitted by applicable law, become the property of the Surviving Company or its designee, free and clear of all claims or interest of any person previously entitled thereto.
In the event any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such person of a bond in such amount as Parent of the Paying Agent may reasonably direct, the Paying Agent will deliver in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration.
Contingent Value Rights Agreement
At or prior to the Effective Time, Parent will enter into a Contingent Value Rights Agreement with Continental Stock Transfer & Trust Company (which we refer to as the “Rights Agent”), in substantially the form attached as an exhibit to the Merger Agreement (which we refer to as the “CVR Agreement”). Each CVR will represent the right to receive a contingent payment of $5.00 in cash, without interest, payable to the Rights Agent for the benefit of the holders of CVRs, if the following Milestone is achieved:

•
The final approval by the U.S. Food and Drug Administration (which we refer to as the “FDA”), on or prior to June 30, 2027, of the new drug application or supplemental new drug application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101 in the United States of America for the treatment of patients with AATD and clinical evidence of emphysema following the clinical trial with identifier INBRX101-01-201, titled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics, Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency Emphysema,” regardless of any obligation to conduct any post-marketing or confirmatory study.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVR Agreement is subject to any reasonable revisions to the CVR Agreement that are requested by the Rights Agent that are not, individually or in the aggregate, detrimental or adverse, taken as a whole, to any holder of a CVR. Parent and the Company will cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), the Exchange Act or any applicable state securities or “blue sky” laws.
Representations and Warranties
Representations and Warranties of the Company
We have made customary representations and warranties in the Merger Agreement that are subject to, in some cases, specified exceptions and qualifications contained in reports filed or furnished by the Company under the Exchange Act or the Securities Act of 1933 (as amended) (which we refer to as the “Securities Act”), at least one business day prior to the date of the Merger Agreement (including items incorporated by reference therein but excluding all cautionary and forward-looking disclosures) or in the Disclosure Letter. These representations and warranties relate to, among other things:
•
the Company’s and its subsidiaries’ due formation, valid existence and good standing under their respective jurisdictions of organization, and their respective corporate power and authority to carry out their respective businesses as conducted at the date of the Merger Agreement;

•
the Company’s ownership of its subsidiaries and their respective ownership interests in any other person;

•
the Company’s capital structure in respect of, among other things, shares of Company common stock, preferred shares (none of which were issued or outstanding), the number of shares of Company common stock reserved for issuance under the Company’s Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan (which we refer to as the “Incentive Plan”), the number of shares of Company common stock issuable upon the exercise of outstanding Company Options and the number of shares of Company common stock issuable upon exercise of outstanding Company Warrants;

•
the Company’s corporate power and authority related to the Merger Agreement;

•
required governmental filings, approvals, notices, reports, consents, registrations, approvals, permits or authorizations;

•
the absence of violations of, or conflicts with, the Company’s or its subsidiaries’ governing documents, certain contracts and applicable law as a result of the Company’s entry into and performance under the Merger Agreement;

•
the Company’s SEC filings since January 1, 2022, the financial statements included therein and the Company’s disclosure controls and procedures over financial reporting;

•
the absence of any pending or threatened SEC proceedings with respect to any accounting practices of the Company or any malfeasance by any director or executive officer of the Company or any internal investigations with respect to accounting, auditing or revenue recognition;

•
the Company’s compliance with applicable rules and regulations of the NASDAQ and the Sarbanes-Oxley Act of 2002;

•
The Company’s operation in the ordinary course of business (other than discussions and negotiations related to the Merger Agreement, the Distribution Agreement or similar potential strategic transactions) since January 1, 2023;

•
the absence of a material adverse effect (as described below) since January 1, 2023;

•
the absence of undisclosed liabilities;

•
the absence of certain legal proceedings pending;

•
the Company’s and its subsidiaries’ possession of certain licenses, permits, and other authorizations necessary for the Company and its subsidiaries to own, lease and operate their respective properties and assets in accordance with all laws or to carry on their respective business in accordance with all laws;

•
the Company’s and its subsidiaries’ compliance with applicable laws;

•
employee benefits and compensation plans, contracts, policies, programs and arrangements of the Company and its subsidiaries;

•
certain employment and labor matters of the Company and its subsidiaries;

•
tax matters of the Company and its subsidiaries;

•
certain material contracts to which the Company or its subsidiaries is party, the validity, binding nature and effectiveness of such material contracts and the absence of default by the Company or its subsidiaries under any such contract;

•
intellectual property of the Company and its subsidiaries;

•
real property of the Company and its subsidiaries;

•
the Company’s and its subsidiaries’ title to certain tangible and intangible assets;

•
environmental matters of the Company and its subsidiaries;

•
the status of the Company’s and its subsidiaries’ respective relationships with certain suppliers;

•
the Company’s and its subsidiaries’ compliance with applicable anti-bribery, anti-corruption, anti-money laundering laws and global trade control laws;

•
certain regulatory matters, including licenses of the FDA and compliance with health laws;

•
certain matters pertaining to data privacy and information security;

•
insurance policies of the Company and its subsidiaries;

•
the inapplicability of certain anti-takeover statutes or regulations or any anti-takeover provision in the Company’s governance documents to the Company, shares of Company common stock or the Merger;

•
the absence of any undisclosed broker’s or finder’s fees;

•
the Board of Directors’ receipt of a fairness opinion from Centerview Partners LLC;

•
the absence of certain interested-party transactions;

•
the accuracy of the information supplied by the Company in this proxy statement and the Spin-Off Registration Statement;

•
the solvency of the Company after giving effect to the transactions contemplated in the Merger Agreement and the Distribution Agreement; and

•
the ownership of SpinCo and the absence of any business activities, operation, assets, liabilities or obligations on the part of SpinCo prior to the Spin-Off.

Company Material Adverse Effect
Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “material adverse effect,” which means any event, effect, change, development or occurrence that has had a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its subsidiaries, taken as a whole or (b) on the ability of the Company to perform its obligations in accordance with the Merger Agreement, the Distribution Agreement or the Transition Services Agreement to be entered into between the Company and SpinCo, or to prevent the consummation of any of the Merger and the other transactions contemplated within the Merger Agreement. However:
•
none of the following will be taken into account in determining whether there has been a material adverse effect on the condition, business, assets, liabilities or results of operations of the Company and its subsidiaries, taken as a whole:

•
any change, in and of itself, in the Company’s stock price or trading volume (it being understood that any event, effect, change, development or occurrence giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been, a material adverse effect);

•
any failure, in and of itself, by the Company to meet any revenue, earnings or other similar internal or analysts’ projections (it being understood that any event, effect, change, development or occurrence giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, a material adverse effect);

•
the negotiation, execution, public announcement, pendency, or consummation of the Merger or the other transactions contemplated by the Merger Agreement (it being understood this exception does not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of the Merger Agreement, the Distribution Agreement or the Transition Services Agreement and the consummation of the transactions contemplated in those agreements or the performance of obligations of the Company under those agreements);

•
any event, occurrence, circumstance, change or effect resulting or arising from the identity of Parent or Merger Sub as the acquirer of the Company;

•
Parent’s or Merger Sub’s breach of the Merger Agreement;

•
any steps required to be taken pursuant to the Merger Agreement, Distribution Agreement or Transition Services Agreement, or the failure of the Company to take any action that the Company is prohibited from taking to the extent that Parent fails to give its consent thereto after a written request therefor pursuant to the Merger Agreement;

•
any regulatory, non-clinical, clinical or manufacturing events, occurrences, circumstances, changes, effects or developments relating to any product of the Company or with respect to any product of Parent or any of its subsidiaries or any competitor of the Company; and

•
changes to the extent that they relate to certain assets or liabilities of SpinCo and would not reasonably be expected to adversely affect the Company, certain of its subsidiaries, SpinCo, certain of its subsidiaries, the 101 Business, Parent or any of Parent’s affiliates.

•
none of the following will be taken into account in determining whether there has been, is, or would be a material adverse effect on the condition, business, assets, liabilities or results of operations of the Company and its subsidiaries, taken as a whole, except to the extent that such effect, change, event, development or occurrence has a disproportionate impact on the Company and its subsidiaries, taken as a whole, relative to the biotechnology industry:

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changes in general United States or global economic, regulatory or financial market conditions;

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changes in the economic, business and financial environment generally affecting the biotechnology industry;

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any change resulting from acts of war (whether or not declared), civil disobedience, hostilities, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any law issued by a governmental authority, the Centers for Disease Control and Prevention, the World Health Organization or an industry group providing for business closures, “sheltering in place,” curfews, limitations on gathering or other restrictions that relate to, or arise out of, an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any person, or other similar force majeure events, including any worsening of such conditions existing as of the date of the Merger Agreement;

•
any adoption, implementation, promulgation, repeal, modification, amendment or other changes in laws or GAAP; and

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any event, occurrence, circumstance, change or effect arising from fluctuations in the value of any currency or interest rates.

Representations and Warranties of Parent and Merger Sub
The merger agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. The representations and warranties of Parent and Merger Sub relate to, among other things:
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their valid existence and good standing under their respective jurisdictions of organization and their respective qualification and licensing to carry out their respective businesses;

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their corporate power and authority related to the Merger Agreement;

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the absence of any conflicts with organizational documents, law or contracts caused by the transactions contemplated by the Merger Agreement or compliance with the Merger Agreement;

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required governmental filings, approvals, notices, reports, consents, registrations, approvals, permits or authorizations;

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the absence of certain legal proceedings or investigations pending or threatened against Parent or Merger Sub, to knowledge of Parent, that seek to enjoin, or would reasonably be expected to prevent or interfere with, any of the transactions contemplated in the Merger Agreement;

•
the absence of any undisclosed broker’s or finder’s fees;

•
Parent having sufficient funds necessary for the payment of amounts contemplated by the Merger Agreement;

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the solvency of the Surviving Company;

•
the capitalization, ownership and conduct of business of Merger Sub;

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the accuracy of the information supplied by Parent or Merger Sub, as applicable, in this proxy statement;

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the absence of any vote or consent required of any class or series of the capital stock of Parent in order to approve the Merger; and

•
Parent, Merger Sub and their affiliates not being or having been during the prior three years an “interested stockholder” of the Company under the DGCL.

Conduct of Our Business Pending the Merger
Under the Merger Agreement, the Company has agreed that from the date of the Merger Agreement until the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, except (i) as otherwise expressly contemplated or permitted by the Merger Agreement or the Distribution Agreement, (ii) as Parent may approve in writing (which approval will not be unreasonably withheld, conditioned or delayed), (iii) as required by applicable law or governmental entity, (iv) as set forth in the Disclosure Letter, (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or its subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic or (C) as required by any applicable law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), or (vi) with respect to the SpinCo Assets or SpinCo Liabilities, only to the extent an action would be reasonably expected to (A) adversely affect the Company, the Company’s subsidiaries or the 101 Business or Parent, as the owner and operator thereof following the Effective Time, in each case, in any material respect, or (B) prevent, impede or materially delay the consummation of the transactions contemplated by the Merger Agreement or the Spin-Off Agreements, the Company will and will cause its subsidiaries to use reasonable best efforts to carry on their business in all material respects in the ordinary course of business and to:
•
preserve their material assets and business organization substantially intact; and

•
maintain their material existing business relations and goodwill.

In addition, from the date of the Merger Agreement until the Effective Time, except as (i) otherwise expressly contemplated or permitted by the Merger Agreement, Distribution Agreement or the Transition Services Agreement, (ii) as Parent may approve in writing (which approval will not be unreasonably withheld, conditioned or delayed), (iii) as required by applicable law or governmental entity, (iv) as set forth in the Disclosure Letter, (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or its subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic or (C) as required by any applicable law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), the Company will not, and will cause its subsidiaries not to:
•
amend or otherwise change the governance documents of the Company or its subsidiaries;

•
adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend the Company’s securities or its subsidiaries’ securities, including any options, equity or equity-based compensation, warrants, convertible securities or other rights of any kind to acquire any of such securities, other than (x) in connection with withholding to satisfy the exercise price or tax obligations with respect to Company Options, or (y) from a subsidiary of the Company to another subsidiary of the Company, or to form any new subsidiary;

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issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any of its subsidiary’s securities, other than from a wholly-owned subsidiary of the Company to another wholly-owned subsidiary of the Company, with certain exceptions for the exercise of Company Warrants or Company Options and vesting as required by their respective terms;

•
declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any of its subsidiary’s securities, other than dividends or distributions by a Subsidiary of the Company to the Company or another Subsidiary of the Company;

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other than (1) in ordinary course of business, (2) as required by any benefit plan in effect as of the date of the Merger Agreement, (3) as required by applicable law or (4) with respect to any benefit plan which, on or prior to the effective time, will become the obligation of SpinCo: (A) establish, adopt, enter into, amend, modify or terminate any benefit plan, or any plan, program, policy, practice, agreement or other arrangement that would be a material benefit plan if it had been in existence on the date of the Merger Agreement, (B) (I) grant any Company Option or other equity- or equity-based award under the Incentive Plan or otherwise grant or pay any bonus, incentive, change in control, retention, severance, termination, tax gross-up or profit-sharing award or payment or (II) increase the base salary and/or cash bonus opportunity of (x) any current or former director, officer, employee or individual service provider with an annual salary or wage rate in excess of $125,000 or (y) for all such directors, officers, employees and individual service providers in an aggregate amount in excess of $1,000,000, (C) accelerate or take action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual service provider or otherwise amend the terms of any award outstanding under the Incentive Plan;
•
hire, engage, promote, or terminate (other than for cause) the employment or engagement of any employee of the Company with an annual salary or wage rate in excess of $125,000, subject to certain exceptions;

•
take any action that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act or require notice to employees, or trigger any other obligations or liabilities, under the WARN Act or any similar state, local or foreign law;

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make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business), or capital contribution to, or investment in, any person (other than any subsidiary of the Company);

•
forgive any loans or advances to any officers, employees, directors or other individual service providers of the Company or any of its affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such persons in accordance with an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or any of the Company’s subsidiaries;

•
acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any person;

•
(1) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, or incur certain liens (including under any sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any of its subsidiaries (other than intellectual property) except in the ordinary course of business, (2) enter into any new line of business or (3) create any new subsidiary;

•
(1) pay, discharge or satisfy any indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than indebtedness incurred by the Company or any wholly owned subsidiary and owed to the Company or any wholly owned subsidiary) or (2) cancel any material indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value, in the case of the foregoing clauses (1) and (2), other than indebtedness under the Loan and Security Agreement at or immediately prior to the Closing or any refinancing thereof;

•
(1) incur, create, assume or otherwise become liable or responsible for any indebtedness of the type set forth in the Merger Agreement (other than any capitalized lease obligations and indebtedness solely between or among the Company and any wholly-owned subsidiary of the Surviving Company), including by the issuance of any debt security, (2) assume, guarantee, endorse or otherwise become liable or responsible for any indebtedness of any person set forth in the foregoing clause (1), or (3) issue or sell any debt securities of the Company or any Subsidiary of the Company (other than solely between or among the Company and any wholly-owned subsidiary of the Company), including options, warrants, calls or other rights to acquire any debt securities of the Company or any Subsidiary of the Company;

•
negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights in accordance with certain material contracts;

•
make any material change to methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;

•
make or agree to make any capital expenditure or authorizations or commitments with respect thereto that in the aggregate exceed 105% of the aggregate amount provided for in the capital expenditure budget set forth in the Disclosure Letter, other than (A) capital expenditures to repair damage resulting from insured casualty events or required on an emergency basis or for the safety of individuals, assets or the environment (provided that the Company will notify Parent of any such emergency expenditure as soon as reasonably practicable);

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agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any of its subsidiaries of an amount not greater than $300,000 (net of insurance proceeds) in the aggregate;

•
fail to use commercially reasonable efforts to maintain material insurance policies of the Company and its subsidiaries;

•
take certain actions or fail to take certain actions with respect to the Company’s intellectual property and trade secrets;

•
take certain actions with respect to tax matters;

•
merge or consolidate the Company or any of its subsidiaries with any person or adopt a plan of complete or partial liquidation, winding-up dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

•
change the Company’s jurisdiction of registration or incorporation;

•
initiate any new clinical trials or activities, including initiation of a new institutional review board process, unless as set forth in the Disclosure Letter or under other specified circumstances;

•
take actions to accelerate or delay the payment of accounts receivable, or accelerate or delay the payment of accounts payable, in each case, in a manner inconsistent with past practice in the ordinary course of business;

•
make any material change to the clinical trial plan in respect of the 101 Business; or

•
agree, contract, commit or arrange to do, or adopt resolutions approving or authorizing, or announcing an intention to do, any of the foregoing.

The Merger Agreement is not intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct our or our subsidiaries’ operations prior to the Effective Time. The Company will not be required to take any action or prohibited from taking any action required or prohibited by the Merger Agreement if such action’s inclusion in the Merger Agreement would violate applicable law. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its and its subsidiaries’ respective operations.
Special Meeting
The Company has agreed to schedule the Special Meeting to be held within 35 days of the initial mailing of the proxy statement. If there are not sufficient affirmative votes represented in person or by proxy at the Special Meeting to adopt the Transaction Proposal, the Company will adjourn the meeting and reconvene it at the earliest practicable date on which the Board of Directors reasonably expects to have sufficient affirmative votes to adopt the Transaction Proposal; provided that without Parent’s prior consent (such consent not to be unreasonably delayed, conditioned or withheld), the Company will not adjourn the Special Meeting for more than 15 days past the originally scheduled date.
Subject to the provisions of the Merger Agreement discussed below under “— Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 85, the Board of Directors has recommended that its stockholders adopt the Transaction Proposal, and, pursuant to the terms of the Merger Agreement, the Company agreed to include the Company’s recommendation that the Company’s stockholders adopt the Transaction Proposal in the proxy statement (which we refer to as the “Company Recommendation”), the Company has agreed to furnish the information required to be provided to the holders of shares of Company common stock pursuant to applicable laws and, unless a change of recommendation (as defined in “―Solicitation of Acquisition Proposals; Board Recommendation Changes―No Change in Recommendation or Alternative Acquisition Agreement”) has been effected, the Company will take all lawful action to solicit the adoption of the Merger Agreement and the approval of the Merger and take all other actions reasonably necessary or advisable to secure the approval of the Company’s stockholders required by the DGCL, other applicable law and the Company’s governance documents.
Solicitation of Acquisition Proposals; Board Recommendation Changes
The Company has agreed that it will not, and will direct its affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives not to, directly or indirectly:
•
initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to an acquisition proposal;

•
enter into any agreement with respect to an acquisition proposal; or

•
engage in negotiations or discussions with, or provide any non-public information or data to, any person relating to an acquisition proposal (other than Parent or any of its affiliates or representatives), for the purpose of knowingly encouraging or knowingly facilitating any acquisition proposal, in each case, other than discussions solely to notify such person of the non-solicit terms of the Merger Agreement.

Exceptions to Non-Solicitation Covenants
Prior to the time the Merger Agreement is adopted by our stockholders, the Company and its representatives may take the following actions:
•
(i) negotiate or enter into a confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (which we refer to as an “Acceptable Confidentiality Agreement”), (ii) furnish information (including non-public information) concerning the Company’s business, properties or assets to any person in accordance with an Acceptable Confidentiality Agreement, and (iii) engage or otherwise participate in discussions and negotiations with such person or the group of persons concerning a Company acquisition proposal and their respective representatives and their potential sources of financing and their representatives with respect to such acquisition proposal if:

•
the Board of Directors has determined in good faith after consultation with its financial advisors that such acquisition proposal either constitutes a superior proposal or is reasonably likely to result in a superior proposal;

•
such acquisition proposal did not result from a material breach of the Company’s obligations under the provisions of the Merger Agreement described in this section “— Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 85;

•
the Company receives from the person so requesting such information an executed confidentiality agreement on terms that are no less favorable in the aggregate to the Company than those contained the confidentiality agreement between the Company and Parent (which we refer to as the “Confidentiality Agreement”), and the Company complies with the Confidentiality Agreement; and

•
the Company promptly (and, in any event, within 24 hours of receipt by any officer or director of the Company) notifies Parent orally and in writing if it determines to begin providing information in connection with such acquisition proposal.

•
effect a company adverse recommendation change or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a superior proposal if:

•
the Company receives an acquisition proposal from a third person that is not in violation of such third person’s contractual obligations to the Company;

•
a material breach of the non-solicit provisions of the Merger Agreement has not contributed to the making of such acquisition proposal; and

•
the Board of Directors determines in good faith after consultation with its outside counsel and financial advisors, and has promptly notified Parent of its determination, that such acquisition proposal is a superior proposal, after having complied with the provisions summarized under “— Solicitation of Acquisition Proposals; Board Recommendation Changes-No Change in Recommendation or Alternative Acquisition Agreement” beginning on page 86.

No Change in Recommendation or Alternative Acquisition Agreement
The Company has agreed that the Board of Directors and each committee thereof will not:
•
take any action (a) withdrawing, amending, changing, modifying for qualifying or otherwise proposing publicly to withdraw, amend, change, modify or qualify in a manner adverse to Parent or Merger Sub, the Board of Directors’ recommendation that the Company’s stockholders approve the adoption of the Merger Agreement and the other transactions contemplated therein (which we refer to as the “Company Board Recommendation”); (b) failing to make the Company Board Recommendation in the proxy statement; (c) approving or recommending or declaring advisable, or otherwise proposing publicly to approve or recommend or declare advisable, any acquisition proposal; (d) if an acquisition proposal has been publicly disclosed, failing to publicly recommend against such acquisition proposal within five business days of the request of Parent and failing to publicly reaffirm the Company Board Recommendation within such five-business-day period upon such request or (e) failing to recommend against a tender or exchange offer related to an acquisition proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act (each of which actions we refer to as a “Company Adverse Recommendation Change”); or

•
enter into any Alternative Acquisition Agreement providing for the consummation of a transaction contemplated by any acquisition proposal (other than a confidentiality agreement as discussed above).

However, prior to the time the Merger Agreement is adopted by our stockholders, the Board of Directors may:
•
take and disclose to the stockholders of the Company a position with respect to a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to the Company’s stockholders);

•
make any disclosure to the stockholders of the Company that is required by applicable law;

•
make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act;

•
approve, recommend or otherwise declare advisable any superior proposal made after the date of the Merger Agreement (each of which actions we refer to as a “change of recommendation”).

In order for the Board of Directors to make a change of recommendation, the Company must meet the following requirements:
•
the Board of Directors must determine in good faith, after consultation with outside counsel, that failure to take the actions described in the section directly above would reasonably be likely to be inconsistent with its fiduciary duties under applicable law; and

•
solely in a circumstance where any of the actions described directly above is in respect of an acquisition proposal, an acquisition proposal has been made, the Board of Directors must have determined in good faith, after consultation with outside counsel and its financial advisors, that such acquisition proposal constitutes a superior proposal.

The Board of Directors may also make a Company Adverse Recommendation Change if:

•
the Board of Directors is responding to a material event, fact, circumstance, development, occurrence or change that materially affects the business, assets or operations of the Company (other than any event, fact, circumstance, development, occurrence or change primarily resulting from a breach of the Merger Agreement by the Company) not known to or reasonably foreseeable by the Board of Directors or any committee thereof at the time the Board of Directors initially resolved to make the Company Board Recommendation, provided that event, fact, circumstance, development, occurrence or change becomes known to the Board of Directors prior to the date on which approval is obtained of the Transaction Proposal (which we refer to as a Company Intervening Event); provided, however, that in no event will any of the following constitute a Company Intervening Event: (a) any acquisition proposal or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an acquisition proposal, (b) changes in the price of shares of Company common stock, in and of itself (however, the underlying reasons for such changes may constitute a Company Intervening Event) or (c) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (however, the underlying reasons for such events may constitute a Company Intervening Event);

•
the Board of Directors has concluded in good faith, after consultation with the Company’s outside legal counsel, that failure to make a Company Adverse Recommendation Change on account of such Company Intervening Event would reasonably be likely to be inconsistent with its fiduciary duties;

•
the Company provides at least four business days’ prior written notice advising Parent that the Board of Directors intends to take such action and specifying the Company Intervening Event in reasonable detail; and

•
if requested by Parent, the Company has engaged in good faith negotiations with Parent, to the extent Parent requests to negotiate, during such four-business-day period following its notice to amend the Merger Agreement in a manner that obviates the need or reason for the Company Adverse Recommendation Change.

Parent Match Rights with Respect to Superior Proposals
Prior to effecting a change of recommendation in connection with a superior proposal or terminating the Merger Agreement to enter into a superior proposal:
•
the Company must notify Parent in writing, at least four business days in advance, that it intends to effect a change of recommendation in connection with a superior proposal or to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement for a superior proposal, specifying the identity of the party who made such superior proposal and all of the material terms and conditions of such superior proposal and attach the most current version of such agreement;

•
the Company must negotiate in good faith with Parent during such four business day period to make such adjustments to the terms of the Merger Agreement so that such acquisition proposal ceases to constitute a superior proposal;

•
the Board of Directors must conclude in good faith, after consultation with its outside counsel and financial advisors, that such acquisition proposal continues to constitute a superior proposal; and

•
in the event of any material revisions to the superior proposal after the start of the notice period, the Company is required to deliver a new written notice to Parent of such modified acquisition proposal and must comply with the requirements directly above, except that references to four business days will be deemed to be two business days.

Nothing in the non-solicitation provisions of the Merger Agreement is deemed to prevent the Company or its Board of Directors, directly or indirectly through its representatives, from (A) complying with its disclosure obligations under U.S. federal or state law with regard to an acquisition proposal, including taking and disclosing to our stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (but any such disclosure that constitutes a change of recommendation by the Board of Directors will result in the consequences of a change of recommendation under the Merger Agreement) or (B) making any “stop-look-and-listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act to the stockholders; provided that no change of recommendation may be made.

The Company has agreed to promptly (and, in any event, within 24 hours of receipt by any officer or director of the Company) notify Parent if any proposals or offers with respect to an acquisition proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, us or any of our representatives indicating, in connection with such notice, the material terms and conditions of any proposal or offer and thereafter will keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such proposal or offer (including any amendments thereto) and the status of any such discussions or negotiations.
In this proxy statement, an “acquisition proposal” means a proposal or offer (whether or not in writing) from made or renewed by any person (other than Parent or any of its subsidiaries) or group relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions) any: (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving the Company or its subsidiaries, pursuant to which any person or group of related persons would beneficially own or control, directly or indirectly, (x) INBRX-101 or the 101 Business or (y) 20% or more (on a non-diluted basis) of any class of equity or voting securities of the Company or any of its subsidiaries or any resulting parent company of the Company or its subsidiaries; (ii) sale, lease, license or other disposition, directly or indirectly, of assets of the Company (including capital stock or other equity interests of any of its subsidiaries) or any its subsidiaries representing (x) 20% or more of the consolidated assets, net revenues or net income of the Company and its subsidiaries, taken as a whole, or to which 20% or more of the revenues, earnings or assets of Company and its subsidiaries, taken as a whole and on a consolidated basis, are attributable or (y) INBRX-101 or the 101 Business; (iii) the issuance or sale or other disposition of capital stock or other equity interests representing 20% or more (on a non-diluted basis) of any class of equity or voting securities of the Company; (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any person or group of related persons, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of capital stock or other equity interests representing (x) 20% or more (on a non-diluted basis) of any class of equity or voting securities of the Company; or (y) INBRX-101 or the 101 Business; or (v) any combination of the foregoing, in each case, other than the Merger.
In this proxy statement, a “superior proposal” means a bona fide written acquisition proposal that does not result from a material breach of the non-solicit provisions of the Merger Agreement on terms (x) which the Board of Directors determines in its good faith judgment to be more favorable to the holders of the Company’s shares (solely in their capacity as such) than the transactions contemplated by the Merger Agreement (after consultation with its financial and legal advisors), taking into account all of the terms and conditions of such proposal and the Merger Agreement and the Distribution Agreement, and (y) which the Board of Directors has determined to be reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of the Merger Agreement and the Distribution Agreement; provided that for the purposes of this definition of “superior proposal,” the references to “20%” in the above definition of “acquisition proposal” will be deemed to be references to “50%.”
Filings; Other Actions; Notification
Cooperation of the Parties
The Company, Parent and Merger Sub have agreed, as promptly as practicable, to cooperate in good faith with each other and use their respective reasonable best efforts to take any and all actions necessary to obtain any approvals or clearances required under or in connection with the HSR Act and any other applicable antitrust laws, and will make all filings pursuant to the HSR Act as promptly as practicable, and, in any event, within 15 business days of the date of the Merger Agreement, and to enable all waiting periods under the HSR Act and any other applicable antitrust laws to terminate or expire, including: (a) promptly furnishing to the other such information and assistance as may reasonably be requested in order to prepare any notification, application, filing or request in connection with a regulatory approval, (b) consulting with, and considering in good faith, any suggestions or comments made by the other parties with respect to the documentation relating to the regulatory approvals process, (c) providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or advisable and (d) cooperating in the preparation and submission of all applications, notices, filings, and submissions to governmental authorities.
Subject to applicable laws relating to the exchange of information, Parent, Merger Sub and the Company will have the right to review in advance and each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent, Merger Sub or the Company, as the case may be, including the tax, regulatory and commercial considerations of each party, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any governmental entity in connection with the Merger.
Parent will have the right to direct and control the strategy of the parties’ efforts to gain regulatory clearance either before any governmental entity or in any action brought to enjoin the Merger and the other transactions contemplated in the Merger Agreement pursuant to any antitrust or competition law, including any divestiture activities, and, to the extent permissible, the Company will use its reasonable best efforts to act consistently with such strategy. Parent must consult in advance with, and consider in good faith the views of, the Company with respect to any efforts to gain regulatory clearance and Parent’s right to direct and control the parties’ efforts to gain regulatory clearance does not limit Parent’s obligations to obtain regulatory clearance set forth in the Merger Agreement.
Undertakings Regarding Antitrust Clearance
In connection with the efforts to obtain all requisite approvals and authorizations for the transactions contemplated in the Merger Agreement under the HSR Act or any other antitrust law, the Company and Parent have agreed to take or cause to be taken the following actions:
•
the Company and Parent and Merger Sub will use reasonable best efforts to respond promptly to any request or notice from any governmental authority requiring the parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by the Merger Agreement in respect of obtaining or concluding the regulatory approvals, including any Request for Additional Information and Documentary Material from the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice;

•
the Company and Parent and Merger Sub will use reasonable best efforts to respond to a request for additional information under the HSR act as promptly as possible, and in any event within four months after receipt of receipt of a request for additional information under the HSR Act (which we refer to as “HSR Second Request”) and no Party will enter into an agreement with a Governmental Authority to delay Closing for any period beyond the statutory HSR Act waiting period without the written consent of the other party; provided, further, that, if either the Company or Parent has responded in all material respects with the HSR Second Request at or following the end of such four month period, and at such time the other party has not replied to such HSR Second Request (which we refer to such party as the “Continuing Party”), such Continuing Party will continue to use reasonable best efforts to reply to such HSR Second Request; and

•
all filing fees under the HSR Act and for any filing required under other antitrust laws will be paid by Parent.

However, Parent, the Company, the Surviving Company and any other subsidiary of Parent and the Company will not be required to (i) undertake or enter into agreements with any governmental authority or agree to the entry of an order by any governmental authority, (ii) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or business of the Parent, the Company, the Surviving Company or any other subsidiary of Parent or the Company, (iii) commit to terminate, amend or replace any existing material relationships and contractual rights and obligations of Parent, the Company, the Surviving Company or any other subsidiary of Parent or the Company, (iv) terminate any relevant venture or other arrangement of Parent, the Company, the Surviving Company or any other subsidiary of Parent or the Company or (v) effectuate any other change or restructuring of Parent, the Company, the Surviving Company or any other subsidiary of Parent or the Company, except, in each case, as provided by the Merger Agreement.

Parent agreed that it will not, nor will any of its subsidiaries, consummate or enter into certain transactions that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by the Merger Agreement by the Termination Date (as defined below), or materially increase the risk of not obtaining any action, consent, approval, registration, waiver, permit, authorization, order expiration or termination of waiting periods or other confirmations from any governmental authority that is a condition to the Closing as provided by the Merger Agreement.
Status
Subject to applicable laws and the instructions of any governmental entity, the Company, on the one hand, and Parent and Merger Sub, on the other hand, will keep the other parties promptly informed of the status of discussions relating to obtaining or concluding the regulatory approvals, promptly inform the other parties of any material communication received by that party in respect of obtaining or concluding the regulatory approvals, permit the other parties to review in advance any proposed applications, notices, filings and submissions to governmental authorities in respect of obtaining or concluding the government approvals, and will promptly provide the other parties with any filed copies of applications, notices, filings and submissions (including responses to requests for information and inquiries from any governmental authority) that were submitted to a governmental authority in respect of obtaining or concluding the regulatory approvals. Neither the Company nor Parent will, to the extent possible, permit any of its officers or any other representatives to participate in any substantive meeting or discussion with any governmental entity in respect of obtaining or concluding the regulatory approvals with respect to the Merger unless (i) it consults with the other parties in advance; and (ii) to the extent permitted by such governmental entity, gives the other parties the opportunity to attend and participate in such substantive meeting or discussion.
Spin-Off Agreements
The Company agreed it will consummate the Spin-Off and the other transactions contemplated by the Distribution Agreement, in each case, in accordance with the terms of the Distribution Agreement. The Company will, among other things, prepare and file, or confidentially submit, a registration statement on Form 10 to register the shares of SpinCo common stock to be issued in the Spin-Off as soon as reasonably practicable and in any event within 30 calendar days from the date of the Merger Agreement, respond to all comments of the staff of the SEC, will seek effectiveness of such registration statement as promptly as possible, and thereafter will use its reasonable best efforts to maintain the effectiveness of such registration statement.
Legal Proceedings
The Company will promptly notify Parent of any proceedings instituted or threatened against the Company or any of its directors, officers or affiliates, by any holders of shares of Company common stock, before any court or governmental authority, relating to the Merger Agreement or the transactions contemplated therein, or seeking damages or discovery in connection with such transactions.
In addition, the Company will:
•
consult with Parent with respect to the defense or settlement of any such litigation; and

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consider Parent’s views with respect to such litigation.

The Company will not settle or materially stipulate with respect to any such litigation without Parent’s written consent (not to be unreasonably withheld, conditioned or delayed), except to the extent that the settlement is fully covered by the Company’s insurance policies (other than any applicable deductible), but only if such settlement would not result in the imposition of any restriction on the business or operations of the Company.
Conditions to the Merger
The respective obligations of the Company, Parent, and Merger Sub to consummate the Merger are subject to the completion of the Spin-Off and satisfaction or waiver at or prior to the Effective Time of the following conditions:

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any approvals or clearances required for the consummation of the Merger in accordance with the HSR Act and the other antitrust laws, and any agreements not to close the transaction with any governmental authority entered into in accordance with the Merger Agreement, will have expired, been terminated or obtained, as applicable;

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the Merger Agreement and the Distribution Agreement must have been duly adopted by the holders of a majority of the shares of Company common stock entitled to vote on the proposal;

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the absence of any law which prohibits the consummation of the Merger, and the absence of any order of a court of competent jurisdiction in effect prohibiting or making illegal the consummation of the Merger;

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the Spin-Off Registration Statement will have become effective under the Exchange Act and will not be the subject of any stop order or related proceeding not concluded or withdrawn; and

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the Spin-Off must have been completed in accordance with the Distribution Agreement.

The obligations of Parent and Merger Sub to consummate the Merger are subject to the completion of the Spin-Off and satisfaction or waiver in writing (where permissible) of each of the following conditions:
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the Company’s representations and warranties regarding the organization, good standing and qualifications of the Company, the Company’s capital structure as it relates to Company Options and Company Warrants, the corporate authority and approval with regard to the Merger and the Merger Agreement by the Company, and disclosure of broker’s and finder’s fees must be true and correct in all material respects when made and as of the Closing (except to the extent such representation or warranty address matters only as of an earlier date which will have been true and correct as of such earlier date);

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the Company’s representations and warranties regarding its capital structure as it relates to Company common stock must be true and correct in all respects when made and as of the Closing (except to the extent such representation or warranty address matters only as of an earlier date, which will have been true and correct as of such earlier date), subject only to de minimis deviations;

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the other representations and warranties of the Company must be true and correct without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Company Material Adverse Effect,” as of the date of the Merger Agreement and as of the Closing (except to the extent any such representation or warranty address matters only as of an earlier date, which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a material adverse effect;

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the Company must have performed and complied with, in all material respects, its agreements, obligations and covenants required to be performed by it under the Merger Agreement and the Distribution Agreement required to be performed at or prior to the Closing;

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since the date of the Merger Agreement, no company material adverse effect will have occurred that is continuing; and

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the Company must have furnished Parent with a certificate signed by the Company’s Chief Executive Officer or Chief Financial Officer, dated as of the closing date of the Merger, certifying as to the satisfaction by the Company of certain conditions described above.

The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver in writing of each of the following conditions:
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Parent’s and the Merger Sub’s representations and warranties regarding the organization, good standing and qualifications of Parent and the Merger Sub and the corporate authority and approval with regard to the Merger and the Merger Agreement by Parent and Merger Sub must be true and correct in all material respects when made and as of the Closing (except to the extent such representation or warranty address matters only as of an earlier date, which will have been true and correct as of such earlier date);

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the other representations and warranties of Parent and the Merger Sub must be true and correct without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Parent Material Adverse Effect,” as of the date of the Merger Agreement and as of the Closing (except to the extent any such representation or warranty address matters only as of an earlier date which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a material adverse effect;
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each of Parent and Merger Sub must have performed and complied with, in all material respects, the agreements, covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Closing; and

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Parent must have furnished the Company with a certificate signed by a duly appointed officer of Parent, dated the date of the Closing, certifying as to the satisfaction by Parent and Merger Sub of the conditions described above.

Termination
By mutual written consent of the Company and Parent, the Merger Agreement may be terminated and the transactions contemplated by the Merger Agreement may be abandoned at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders.
The Merger Agreement may be terminated and the transactions contemplated therein may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Parent or the Company upon delivery of written notice to the other party if:
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a court of competent jurisdiction or other governmental authority will have issued any order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable (which we refer to as the “Regulatory Termination Event”), provided that this termination right will not be available to any party whose action or failure to fulfill any obligation of the Merger Agreement proximately caused such Regulatory Termination Event or the failure to remove such Regulatory Termination Event;

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the Closing has not occurred by 5:00 p.m. EST on September 22, 2024 (which we refer to as the “Termination Date”, and which circumstance we refer to as the “End Date Termination Event”), provided, however, (i) that such date will be automatically extended for 90 days if the sole cause of the delay is a result of failure to obtain antitrust clearance, (ii) that such date will be automatically extended for an additional 90 days if the Closing has not occurred by the end of the first 90-day period and the sole cause of the delay is a result of failure to obtain antitrust clearance, and (iii) that such date may be extended by mutual consent in a written instrument duly executed by each of the Company and Parent, provided that this termination right will not be available to any party whose action or failure to fulfill any obligation under the Merger Agreement proximately caused, or resulted in, the failure of the Closing to occur prior to the Termination Date; or• the Merger Agreement is not duly adopted by holders of a majority of the shares of Company common stock entitled to vote on the proposal (which we refer to as the “Special Meeting Termination Event”), provided, however, that this termination right will not be available to any party whose material breach of the Merger Agreement proximately caused, or resulted in, the failure to obtain such approval of the Merger Agreement by a majority of the holders of the shares of Company common stock entitled to vote on the proposal.

The Merger Agreement may be terminated and the transactions contemplated therein may be abandoned by the Company upon delivery of written notice to Parent, if:
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at any time prior to the time the Merger Agreement is adopted by our stockholders, in order for the Company enter into a definitive Alternative Acquisition Agreement with respect to such superior proposal, provided, however, that the Company has not materially breached any of its obligations under the non-solicit provisions of the Merger Agreement and the Company satisfies its obligations to disburse the Termination Fee (as described below) (which we refer to as the “Alternative Acquisition Agreement Termination Event”); or

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at any time prior to the Effective Time, if there has been a breach by Parent of Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or other agreement of Parent or Merger

Sub in the Merger Agreement, and such breach or inaccuracy would give rise to a failure of the conditions to Closing that the representations and warranties of Parent and Merger Sub be accurate as of the date of the Merger Agreement and the Closing (subject to certain conditions as described above) and Parent and Merger Sub perform in all material respects, the covenants and obligations in the agreement at or prior to the Closing to be satisfied and such breach is not curable or, if curable, is not cured prior within 20 days after written notice thereof is given by the Company to Parent (which we refer to as the “Parent Breach Termination Event”), provided, however, that this termination right will not be available to the Company if it is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of the closing conditions set forth in the Merger Agreement.
The Merger Agreement may be terminated and the transactions contemplated therein may be abandoned by Parent or Merger Sub upon delivery of written notice to the Company if:
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at any time prior to the meeting of the Company’s stockholder held for the purpose of seeking to adopt the Transaction Proposal, the Board of Directors has effected a change of recommendation (which we refer to as the “Change of Recommendation Termination Event”), or the Company has materially breached its obligations under the non-solicit section of the Merger Agreement; or

•
at any time prior to the Effective Time, if there has been a breach by the Company of, or any inaccuracy in, any representation, warranty, covenant or other agreement of the Company in the Merger Agreement, and such breach or inaccuracy would give rise to a failure of the conditions to Closing that the Company perform in all material respects, the covenants and obligations in the agreement at or prior to the Closing, and that there has not occurred any company material adverse effect, to be satisfied and such breach is not curable or, if curable, is not cured within 20 days after written notice thereof is given by Parent to the Company (which we refer to as the “Company Breach Termination Event”), provided, however, that this termination right will not be available to Parent or Merger Sub if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of the closing conditions set forth in the Merger Agreement.

Termination Fee
In certain circumstances, the Company may be required to disburse the Termination Fee of $54,500,000, including if the Merger Agreement is terminated due to (i) the Company accepting a Superior Proposal or (ii) the Board changing its recommendation that stockholders vote to approve the Merger Agreement. This termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire the 101 Business or more than 50% of the Company’s stock or assets is made or publicly announced and not publicly withdrawn and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of the 101 Business or more than 50% of its stock or assets within 12 months of such termination.
If a Tail Period Event occurs, the Company will disburse the Termination Fee upon signing a definitive agreement relating to an acquisition proposal, or upon the consummation of a transaction contemplated by an acquisition proposal if it occurs earlier.
If a Change of Recommendation Termination Event occurs, the Company will disburse the Termination Fee promptly, but in no event later than two business days, after the date of receipt of Parent’s termination notice.
If an Alternative Acquisition Termination Event occurs, the Company will disburse the Termination Fee in connection with and as a condition to such termination.
Reverse Termination Fee
In certain circumstances, the Parent will be required to pay to Company a termination fee of $92,125,000 (which we refer to as the “Reverse Termination Fee”) if the Merger Agreement is terminated. The Reverse Termination Fee would be payable to Company if the Merger is not consummated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance.

Expenses
Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the other transactions contemplated thereunder (other than the Spin-Off) will be paid by the party incurring such expense. However, if the Company fails to promptly pay the Termination Fee if and when it is actually due pursuant to its obligations under the Merger Agreement, the Company will indemnify Parent for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment, and the Company will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date on which the payment was payable.
Remedies
In the event that the Merger Agreement is terminated in accordance with its terms set forth therein, there will be no liability on the part of Parent, Merger Sub or the Company (or any of their respective affiliates and their and their respective directors, officers, managers, partners, employees, stockholders, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives) except as provided with respect to Parent’s access to information, the Termination Fee, and with respect to specific performance and other remedies at law. Nothing in the Merger Agreement will release a party from liability for fraud or intentional or willful breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement. If the Termination Fee is required to be disbursed pursuant to the Merger Agreement, the receiving party’s right to the Termination Fee from the paying party and any additional amounts will be cumulative to, and not exclusive to or of, any rights or remedies otherwise available. The parties further acknowledge that in the event of breach of the Merger Agreement, irreparable harm would occur that monetary damages could not make whole. Accordingly, the parties to the Merger Agreement agreed that each party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of the Merger Agreement in any action without the posting of a bond or undertaking.
Indemnification
From and after the Effective Time, Parent agrees that (i) any rights to indemnification, advancement of expenses or exculpation existing in favor of the directors or officers of the Company and the directors or officers of each of its subsidiaries (which we collectively refer to as the Indemnified Parties), as provided in their respective organizational documents or indemnification agreements or otherwise, in effect as of the date of the Merger Agreement, with respect to any matter occurring at or prior to the Closing and (ii) any indemnification or other similar agreements of the Company or any subsidiary of the Company in effect as of the date of the Merger Agreement, in each case, will survive the Merger and will continue in full force and effect for a period of no less than six years after the Closing. If any claim is asserted or made either prior to the Closing or within the period in which such provisions must continue in effect, all rights to indemnification, advancement of expenses or exculpation with respect to any such claim or claims will continue until a final non-appealable disposition of any and all such claims.
From the Closing until the sixth anniversary of that date, (i) Parent will cause the Surviving Company (which we refer to as the “Indemnifying Party”) to, and the Surviving Company agrees that it will, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director of the Company or a Subsidiary of the Company against any and all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party as an officer or director of the Company or a Subsidiary of the Company in connection with any pending or threatened proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Party is or was a director or officer of the Company or a Subsidiary of the Company at or prior to the Closing and pertaining to any and all matters pending, existing or occurring at or prior to such closing, whether asserted or claimed at any point prior to, at or after such closing, including any such matter arising under any claim with respect to the transactions contemplated by the Merger Agreement and (ii) the Indemnifying Parties will, to the fullest extent permitted under applicable laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the

Indemnified Parties in connection with matters for which such Indemnified Parties are eligible to be indemnified within 15 days after receipt by the Surviving Company of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such indemnified party is not entitled to be indemnified.
Amendments and Waivers
Subject to applicable laws and as provided in the Merger Agreement, the Merger Agreement may be amended, modified and supplemented, by written agreement of the parties. At any time prior to the Closing, either party may extend the time for performance of any of the obligations or other acts of the other party or waive compliance with any of the agreements or conditions to its own obligations (but only to the extent those obligations, agreements and conditions are intended for its benefit). Any extension or waiver will be binding upon a party only if set forth in a writing executed by that party.
Governing Law
The parties to the Merger Agreement have agreed that the Merger Agreement is governed by, and will be construed in accordance with, the laws of the State of Delaware.
Jurisdiction
The parties to the Merger Agreement have agreed that any proceeding brought with respect to the Merger Agreement or the transactions contemplated thereby, or for recognition and enforcement of any judgment in respect thereof, brought by the either party thereto or its respective successors or assigns will be determined in the Court of Chancery of the State of Delaware. If the Court of Chancery declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, will have exclusive jurisdiction and venue.

THE DISTRIBUTION AGREEMENT
This section describes the material terms of the Distribution Agreement. The description of the Distribution Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Distribution Agreement, a copy of which is attached as Annex B. This summary does not purport to be complete and may not contain all of the information about the Distribution Agreement that is important to you. We encourage you to read the Distribution Agreement carefully and in its entirety.
The Distribution Agreement and this summary of its terms are included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Distribution Agreement.
Overview
As a condition to the Merger, the Company will consummate the Distribution, with the pro rata distribution of 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution to the Company’s stockholders. Prior to the Distribution, the Company will consummate or cause to be consummated certain restructuring transactions.
Among other things, the Distribution Agreement specifies which assets of the Company are to be transferred to and which liabilities of the Company are to be assumed by SpinCo and sets forth when and how these transfers and assumptions will occur. The Distribution Agreement also includes procedures by which the Company and SpinCo will become separate and independent companies (subject to the Transition Services Agreement and the Pharmacovigilance Agreement). The matters addressed by the Distribution Agreement include the matters described below.
Transfer of Assets and Assumption of Liabilities
The Distribution Agreement identifies the assets to be transferred to (including the contracts to be assigned) or retained by, and the liabilities to be assumed or retained by, each of the Company and SpinCo, and it provides for when and how these transfers, assumptions and assignments will occur. For the purpose of the Distribution Agreement, and subject to terms of and any exceptions set forth in the Distribution Agreement, the assets consist of all right, title and ownership interests in and to all assets, properties, claims, information generated for the business, intellectual property, contracts and rights (including goodwill), wherever located (including in the possession of vendors or other third parties or elsewhere on behalf of a person or entity), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued or contingent, in each case, whether or not received, recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any a person or entity, including rights and benefits pursuant to any contract, license, permit, indenture, note, bond, mortgage, agreement, concession, franchise, instrument, undertaking, commitment, understanding or other arrangement. Liabilities consist of any and all debts, guarantees, assurances, commitments, losses, remediation, deficiencies, penalties, settlements, sanctions, costs, expenses, interest and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any law (including environmental laws), proceeding, whether asserted or unasserted, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any governmental authority and those arising under any contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment or undertaking or any fines, damages or equitable relief which may be imposed and including all costs and expenses related thereto.
Generally, following the Spin-Off, the Company will own, assume or retain certain assets and liabilities primarily related to INBRX-101, and SpinCo will own, assume or retain all other assets and liabilities primarily related to INBRX-105, INBRX-106 and INBRX-109.

In particular, the Distribution Agreement provides that subject to the terms and conditions contained therein, the following assets will generally be retained by or transferred to SpinCo, subject to certain exceptions:
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the “Inhibrx” name and marks and any goodwill and common law rights thereto;

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all intellectual property primarily related to the SpinCo Business, including all such intellectual property applications, registrations and issuances, and all such intellectual property documentation relating to any of the foregoing (but excluding any intellectual property allocated to the Company), including certain specified registered intellectual property and all software and information technology (“IT”) systems primarily related to the SpinCo Business;

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all interests in the capital stock of, or any other equity interests in, the current subsidiaries of the Company and any entity that becomes a subsidiary of the Company following the date of the Distribution Agreement but prior to the Spin-Off that SpinCo and Parent mutually agree is a member of the SpinCo group;

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all right, title and interest in and to specified real property and real property leases of the Company or any of its subsidiaries (which we refer to as SpinCo real property);

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all computers and other electronic data processing and communications equipment, fixtures, machinery, equipment (including, without limitation, all laboratory equipment and related materials), furniture, office equipment, special and general tools, test devices, prototypes and models and other tangible personal property located at any SpinCo real property;

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all licenses, permits, registrations, approvals and authorizations used, held for the use of or otherwise primarily related to the SpinCo Business, including all permits issued by the FDA and comparable governmental authorities primarily relating to the SpinCo Business (not including any licenses, permits, registrations, approvals and authorizations which have been issued by any governmental authority that primarily relate to, or are used exclusively in, the 101 Business);

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all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to or arising out of the SpinCo Business;

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all vehicles owned or leased by SpinCo or any of its subsidiaries;

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all inventories of products, goods, materials, parts, raw materials and supplies primarily related to the SpinCo Business;

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all employment contracts, offer letters, restrictive covenant agreements and compensation and benefit plans applicable to the employees to be transferred to SpinCo;

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all rights in connection with and assets funding any obligation under each such benefit plan;

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all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all trade secrets, know-how and any other confidential or proprietary information, that, in each case, is primarily related to the SpinCo Business;

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certain specified contracts to which any member of the SpinCo group is a party and relating to both the SpinCo Business and the 101 Business and any other contracts primarily related to the SpinCo Business, and any rights or claims (whether accrued or contingent) arising under such contracts (not including contracts designated as primarily related to the 101 Business, any other contracts primarily related to the 101 Business and all other shared contracts);

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all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or related to claims primarily arising out of, the SpinCo Business;

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any goodwill primarily related to the SpinCo Business; and

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any other assets that are owned, leased or licensed, at or prior to the effective time of the Spin-Off, by the Company or any of its subsidiaries that are primarily related to the SpinCo Business.

All of the assets other than the assets allocated to SpinCo will generally be retained by, or transferred to, the Company. The Distribution Agreement also identifies specific assets that will be allocated to the Company, including, subject to certain exceptions:
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all registered intellectual property applications, registrations and issuances (including, as applicable, the common law rights and goodwill associated therewith) and all other intellectual property, in each case, primarily related to, or necessary for the conduct of, as between the 101 Business and the SpinCo Business, the 101 Business, including certain specified registered intellectual property and any patent or patent application, whether or not in force, in any country or jurisdiction worldwide that claims priority to or is related to any patent or patent application included in such specified registered intellectual property, but excluding the name “Inhibrx” or any derivative or variation thereof and any trademarks associated with such name;

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all interests in the capital stock of, or any other equity interests in, certain specified subsidiaries of the Company;

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all IT systems primarily related to, or necessary for the conduct of, the 101 Business as of the Distribution effective time, taking into account the services to be provided under the Transition Services Agreement;

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all licenses, permits, registrations, approvals and authorizations which have been issued by any governmental authority that primarily relate to, are used primarily in, or are necessary for the conduct of, the 101 Business;

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all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to the 101 Business;

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all inventories of clinical products, goods, materials, parts, raw materials and clinical supplies primarily related to, or necessary for the conduct of, the 101 Business;

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all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all trade secrets, know-how, and any other confidential or proprietary information, in each case, to the extent primarily related to, or necessary for the conduct of, the 101 Business;

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certain specified contracts designated as primarily related to the 101 Business, any other contracts primarily related to the 101 Business and certain specified shared contracts, and all rights and obligations and other liabilities (whether accrued or contingent) arising under any such contracts (excluding any contracts relating to hardware, servers, databases, software, networks, telecommunications systems, websites, computer equipment, interfaces, platforms, systems, other IT and related infrastructure);

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all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or necessary for the conduct of, the 101 Business, including certain specified insurance policies;

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any goodwill primarily related to the 101 Business; and

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any other assets (other than registered intellectual property) that are owned, leased, or licensed, at or prior to the effective time of the Spin-Off, or were owned leased or licensed since the date of initiation of the first IND-enabling study for INBRX-101, by the Company or any of its subsidiaries (including the Company or any member of the Company group) that are primarily related to, or necessary for the conduct of, the 101 Business.

The Distribution Agreement provides that liabilities arising out of or resulting from the ownership or operation of SpinCo Business or the assets allocated to SpinCo will generally be retained by or transferred to SpinCo, including the following, subject to certain exceptions:
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certain specified legal proceedings;

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liabilities arising out of or resulting from the employee benefit plans to be retained by or transferred to SpinCo;

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liabilities arising out of or resulting from the employment or engagement of certain employees to be transferred to SpinCo, whether arising on, prior to or following the Effective Time; and

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any liabilities allocated to SpinCo or any of its subsidiaries following the Distribution under the Distribution Agreement with respect to employee matters.

All of the liabilities of the Company, other than the liabilities allocated to SpinCo, will generally be retained by or transferred to the Company. The Distribution Agreement identifies specific liabilities that will be allocated to SpinCo, including:
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any agreements or obligations of SpinCo or any of its subsidiaries under the Distribution Agreement, the Transition Services Agreement or the Merger Agreement;

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liabilities pursuant to any transaction, retention or sale bonus or award, tax gross-up or make-whole payment, or similar compensatory plan for or agreement entered into with current employees, other than those already outlined in the Distribution Agreement;

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liabilities arising under applicable Law as the result of or in relation to the operation or condition of any asset allocated to SpinCo, including SpinCo real property whether arising prior to, on or after the effective time of the Spin-Off;

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liabilities arising from the violation, prior to, on or after the effective time of the Spin-Off, of any permits allocated to SpinCo issued under any environmental law; and

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any liability arising out of or resulting from the storage, disposal, generation, shipment or other management of hazardous materials on, at, under or from SpinCo real property or otherwise in connection with the 101 Business prior to the effective time of the Spin-Off.

Consents and Delayed Transfers
The Distribution Agreement provides that the Company and SpinCo will use commercially reasonable efforts to obtain any consents, approvals, licenses, permits, waivers, orders or authorizations with respect to, among other things, contracts required in connection with the Distribution or, at the written request of the other party, the assignment or novation of certain obligations under contracts, licenses and other liabilities of the parties. The Distribution Agreement also requires the Company and SpinCo to cooperate with each other from and after the effective time of the Spin-Off to, among other things, execute and deliver, or use reasonable best efforts to cause to be executed and delivered, all instruments, and to make all filings, provide any notice and obtain all consents and/or approvals under any licenses, permits, waivers, orders or authorizations in order to effectuate the transfer of the applicable assets and assignment and assumption of the applicable liabilities pursuant to the Distribution Agreement.
From and after the Distribution, with respect to any asset whose transfer or assignment is delayed, the party retaining such delayed asset will hold for the use and benefit of the party or its subsidiary entitled thereto (at the expense of the entity entitled thereto) and use commercially reasonable efforts to cooperate with the intended recipient to agree to any reasonable and lawful arrangements designed to provide the applicable party or its relevant subsidiary with the economic claims, rights, benefits and control over such delayed asset and assume the economic burdens and obligations with respect thereto in accordance with the Distribution Agreement, including by subcontracting, sublicensing or subleasing arrangements to the extent legally permissible. From and after the Distribution, with respect to any liability whose assumption is delayed, the party or its relevant subsidiary intended to assume such delayed liability will, or will cause its relevant subsidiary to, pay or reimburse the party (or its relevant subsidiary) retaining such delayed liability for all amounts paid or incurred by such party in connection with the retention of such delayed liability. The party retaining any delayed asset or delayed liability will, or will cause its relevant subsidiary to, treat such delayed asset or delayed liability in the ordinary course of business in accordance with past practice.
Commingled Contracts
The Distribution Agreement provides that any contract to which SpinCo or any of its subsidiaries following the Distribution is a party that relates to both the SpinCo Business and the 101 Business will be treated as a commingled contract. From the date of the Distribution Agreement until the date that is 24 months after the Distribution, to the extent that (i) the rights and obligations under any commingled contract have not or are not contemplated to be provided to either SpinCo or the Company following the Distribution pursuant to the Transition Services Agreement, (ii) replacement contracts, contract rights, bids, purchase orders, or other agreements with respect to the SpinCo Business or the 101 Business have not been obtained or are not contemplated to be obtained pursuant to the Distribution Agreement, and (iii) as requested by either SpinCo or the Company in writing, each party will use commercially reasonable efforts to assist the other party (A) to establish replacement contracts, contract rights, bids, purchase orders or other agreements with respect to either the SpinCo Business or the 101 Business, (B) to assign to the other party or any of its subsidiaries following the Distribution the rights and obligations under such commingled contract to the extent primarily related to either the SpinCo Business or the 101 Business, as applicable, or (C) to establish reasonable and lawful arrangements designed to provide either SpinCo and its subsidiaries or the Company and its subsidiaries following the Distribution with the rights and obligations under such commingled contract to the extent related to either the 101 Business or the SpinCo Business. After the Distribution, if the Company holds any SpinCo assets or registered intellectual property not primarily related to the 101 Business, the Company must inform SpinCo and use reasonable best efforts to transfer them to SpinCo without extra cost. Similarly, if SpinCo holds assets or registered intellectual property primarily related to the 101 Business (notwithstanding certain trademarks), SpinCo must inform the Company and use reasonable best efforts to transfer them to the Company, at no additional cost.
Financing of SpinCo
Prior to the effective time of the Spin-Off, Parent or an affiliate of Parent shall deposit into an escrow account an amount in cash equal to $200,000,000, minus (i) the sum of all marketable securities, cash, and cash equivalents contained in any accounts held by SpinCo as of the close of business on the day prior to the effective time of the Spin-Off, and (ii) the amount, if any, by which the Company’s payoff amount required under the Loan and Security Agreement exceeds the signing debt. Immediately prior to the effective time of the Spin-Off, the Company will contribute the right to receive the cash held in such escrow account to SpinCo and designate SpinCo as the owner of such escrow account. No funds may be released from such escrow account until after the Effective Time. The Company’s liabilities under the Distribution Agreement include payment of certain transaction expenses payable at the closing of the Spin-Off and the Merger, provided that any transaction expenses in excess of an aggregate cap of $68,000,000 will be borne by SpinCo. Except as otherwise set forth in the Distribution Agreement or the Transition Services Agreement, the Company and SpinCo will each bear its own costs and expenses incurred after the Spin-Off. Following the deductions and adjustments described above, we anticipate that SpinCo will have approximately $200,000,000 in cash as of the Distribution date, notwithstanding any costs and expenses related to the Spin-Off.
In connection with the Merger, Parent will satisfy and discharge the Company’s outstanding third-party indebtedness. We do not anticipate that SpinCo will have any outstanding third-party indebtedness at the time of the Spin-Off.
The Spin-Off
In the Spin-Off, and pursuant to the Distribution, the Company will distribute, on a pro rata basis, to the Company’s stockholders, 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution and the Company will retain 8% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution. The Company’s board of directors (or a committee thereof), in accordance with applicable law, will establish the Distribution Record Date. Each holder of shares of the Company common stock on the Distribution Record Date will be entitled to receive one share of SpinCo common stock for every four shares of Company common stock held by such holder as of the Distribution Record Date.
On the Distribution date, immediately prior to the Effective Time, the Company will instruct the Company’s stock transfer agent to effect the Spin-Off by distributing the shares of SpinCo common stock to holders of record of shares of Company common stock, and to credit the appropriate number of shares of SpinCo common stock to book entry accounts for each such holder of shares of Company common stock. The Company will instruct the stock transfer agent to deliver the shares of SpinCo common stock to a depositary and to mail each holder of record of shares of Company common stock on the record date a statement of the shares of SpinCo common stock credited to such holder’s account.
Conditions to the Spin-Off
The consummation of the Spin-Off is subject to the satisfaction or waiver by the Company and SpinCo of the following conditions:
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satisfaction or waiver by the party entitled to the benefit thereof of the conditions to the obligations of the parties to the Merger Agreement to consummate the Merger, in each case, other than the completion of the Distribution and the conditions that can only be satisfied at the closing of the transactions contemplated by the Merger Agreement (provided that such conditions are then capable of being satisfied), and confirmation by Parent in writing that it is prepared to consummate the Merger, subject only to the consummation of the Spin-Off;

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declaration of the effectiveness of the Spin-Off Registration Statement in connection with the Distribution by the SEC, no stop order suspending the effectiveness of the Spin-Off Registration Statement in connection with the Distribution, no proceedings for such purposes pending before or threatened by the SEC, and the mailing of the information statement to holders of shares of Company common stock as of the Distribution Record Date;

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acceptance of the shares of SpinCo common stock to be delivered in the Distribution for listing on a national securities exchange, subject to compliance with applicable listing requirements;

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no injunction by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no law shall have been adopted or be effective preventing the consummation of the Distribution, the Pre-Closing Reorganization or the Merger;

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execution of the Transition Services Agreement; and

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effectiveness in all material respects of the Pre-Closing Reorganization.

Access to Information
The Distribution Agreement provides for the following access to information:
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after the Distribution date, each of the Company and SpinCo agrees to provide to the other party, as soon as reasonably practicable after written request therefor, specific and identified agreements, documents, books, records or files (whether written or electronic) in the possession or under the control of such respective party or any of its subsidiaries which primarily relate to the requesting party or to the SpinCo Business, in the case of a request by SpinCo, or the 101 Business, in the case of a request by the Company, or which are necessary or advisable for the requesting party to prepare its financial statements and any reports or filings to be made with any governmental authority;

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from and after the Distribution date, the Company and SpinCo will each use commercially reasonable efforts to make available, upon reasonable written request, its and its subsidiaries’ representatives as witnesses and any agreements, documents, books, records or files (whether written or electronic) within their control or which they may make available without undue burden, as reasonably required by the requesting party in connection with the prosecution or defense of any proceeding, with the requesting party to bear all reasonable out-of-pocket costs and expenses in connection therewith; and

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for a period of five years after the Distribution date, upon reasonable prior notice, each of the Company and SpinCo will make available to the other applicable party’s officers and other authorized representatives reasonable access, during normal business hours, to its employees and properties that relate to the other party’s business, and will furnish promptly all information concerning such other party’s business, and such other party’s properties and personnel related thereto, as may reasonably be requested, provided that neither party will be required to (i) permit any inspection or disclosure of any information that, in the reasonable judgment of such party, would be detrimental to such party’s or its subsidiaries’ business or operations, result in the disclosure of trade secrets or know-how of third parties or violate confidentiality obligations, be reasonably likely to result in a violation of any law, fiduciary duty or binding agreement entered into prior to the date of the Distribution

Agreement or involve information that is reasonably pertinent to a litigation or proceeding between SpinCo and its affiliates, on the one hand, and the Company and its affiliates, on the other hand, after the Distribution, (ii) disclose any privileged information or (iii) submit to any invasive environmental testing or sampling.
Termination of Intercompany Contracts
The Distribution Agreement provides that the Company and SpinCo will cause all agreements that are between SpinCo and its post-distribution subsidiaries, on the one hand, and the Company and its post-distribution subsidiaries, on the other hand, other than the Distribution Agreement, the Transition Services Agreement and the Pharmacovigilance Agreement, to be terminated as of the effective time of the Spin-Off. The Distribution Agreement also provides that as of the effective time of the Spin-Off, all intercompany receivables, payables and loans, and intercompany balances between SpinCo and its post-distribution subsidiaries, on the one hand, and the Company and its post-distribution subsidiaries, on the other hand, will be settled or otherwise eliminated.
The Distribution Agreement also provides that as of the Effective Time, the parties will take, or cause to be taken, all actions necessary to amend all contracts and agreements governing all bank and brokerage accounts owned by SpinCo or SpinCo’s subsidiaries following the Distribution or the Company or the Company’s subsidiaries following the Distribution, to cause such accounts to be de-linked from the accounts owned by the other party or any of its subsidiaries. Further, any outstanding checks or payments initiated by the Company, SpinCo, or any of their respective subsidiaries prior to the Effective Time will be honored from and after the Effective Time by the person or entity or group owning the account on which the check is drawn or from which the payment was initiated, without limiting the ultimate allocation of liability for such amounts under the Distribution Agreement or the Transition Services Agreement.
Releases
The Distribution Agreement provides that, subject to certain exceptions specified in the Distribution Agreement, each party, on behalf of itself and each member of its group, and to the extent permitted by law, all persons who any time prior to the Distribution were stockholders, directors, officers, agents or employees of any member of its respective group (in their respective capacities as such), effective at the time and conditioned upon the occurrence of the Distribution, will remise, release and forever discharge the other party and the other members of the other party’s group and their respective successors, stockholders, directors, officers, agents or employees from any and all liabilities to the extent existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or have failed to occur, and any conditions existing or alleged to have existed, on or before the Distribution, including in connection with the Separation, the Distribution or any of the other transactions contemplated under the Distribution Agreement or the Transition Services Agreement.
Indemnification
In the Distribution Agreement, the Company agrees to indemnify, defend and hold harmless SpinCo, each of its affiliates after giving effect to the Distribution and each of their respective directors, officers, employees and agents, from and against all losses to the extent arising out of, by reason of or otherwise in connection with:
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any liabilities described under “Transfer of Assets and Assumption of Liabilities” as allocated to the Company following the Distribution pursuant to the Distribution Agreement

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the failure of the Company, any of its subsidiaries following the Distribution, or any other person or entity to pay, perform or otherwise promptly discharge such liabilities, whether prior to, at or after the effective time of the Spin-Off;

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any breach by the Company or any of its subsidiaries of the Distribution Agreement or the Transition Services Agreement;

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except to the extent related to liabilities described under “Transfer of Assets and Assumption of Liabilities” as allocated to the SpinCo group following the Distribution pursuant to the Distribution

Agreement, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by the Company any subsidiary of the Company following the Distribution for the benefit of SpinCo or any subsidiary of SpinCo following the Distribution that survives the effective time of the Spin-Off;
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any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information supplied by the Company in writing expressly for inclusion in the Spin-Off Registration Statement in connection with the Distribution and the related information statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by the Distribution Agreement;

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certain tax liabilities that the Company is liable for pursuant to the Distribution Agreement; and

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any liabilities relating to, arising out of or resulting from claims by any holders of shares of Company common stock, in their capacity as such, in connection with the Distribution.

SpinCo agrees to indemnify, defend and hold harmless the Company, each of its affiliates after giving effect to the Distribution, and each of their respective directors, officers, employees and agents, from and against all losses to the extent arising out of, by reason of or otherwise in connection with:
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any liabilities described under “Transfer of Assets and Assumption of Liabilities” as allocated to SpinCo following the Distribution pursuant to the Distribution Agreement;

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the failure of SpinCo, any of its subsidiaries following the Distribution or any other person or entity to pay, perform or otherwise promptly discharge such liabilities, whether prior to, at or after the effective time of the Spin-Off;

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any breach by SpinCo or any of its subsidiaries of the Distribution Agreement or the Transition Services Agreement;

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except to the extent related to liabilities described under “Transfer of Assets and Assumption of Liabilities” as allocated to the Company group following the Distribution pursuant to the Distribution Agreement, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by SpinCo or any subsidiary of SpinCo following the Distribution for the benefit of the Company or any subsidiary of the Company following the Distribution that survives the effective time of the Spin-Off;

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any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the Spin-Off Registration Statement in connection with the Distribution and the related information statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by the Distribution Agreement, excluding any such liabilities to the extent relating to information supplied by the Company in writing expressly for inclusion in such filings;

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any liabilities relating to, arising out of or resulting from claims by any holders of shares of SpinCo common stock, in their capacity as such, in connection with the Distribution;

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certain tax liabilities that SpinCo is liable for pursuant to the Distribution Agreement; and

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any third-party claims that the Company’s or any of its subsidiaries’ and affiliates’ use of the name “Inhibrx” or any derivative or variation thereof, and any trademarks associated with such name, in accordance with the terms of the Distribution Agreement, infringes, dilutes, constitutes unfair competition or otherwise violates the rights of such third party in a trademark.

Under the Distribution Agreement, the amount of any indemnifiable loss will be reduced by (i) any insurance proceeds actually received, and any other amounts actually recovered from third parties in respect of the indemnifiable claim, less (ii) any related costs and expenses of such receipt or recovery, including the aggregate cost of pursuing any related insurance claims and any taxes. The Distribution Agreement provides that an insurer who would otherwise be obligated to pay any claim will not be relieved of the responsibility with respect thereto or have any subrogation rights with respect thereto solely by virtue of the indemnification provisions of the Distribution Agreement. Pursuant to the Distribution Agreement, the indemnified party will use commercially reasonable efforts to seek to collect or recover any third-party insurance proceeds or other indemnification, contribution or similar payments to which the indemnified party is entitled in connection with any liability for which the indemnified party seeks indemnification pursuant to the Distribution Agreement. The amount of any claim by an indemnified party under the Distribution Agreement will also be reduced to reflect any actual tax savings or insurance proceeds received by any indemnified party that result from the losses that gave rise to such indemnity and will be increased by an amount equal to any tax cost incurred by any indemnified party that results from the receipt of payments under the Distribution Agreement.
The Distribution Agreement also establishes procedures with respect to third-party claims subject to indemnification and related matters.
Tax Matters
The Distribution Agreement will govern the respective rights, responsibilities and obligations of the Company and SpinCo after the Spin-Off with respect to tax liabilities and benefits, tax returns, tax contests, and tax sharing regarding U.S. federal, state, local and foreign taxes. The Distribution Agreement will also provide special rules for allocating certain tax liabilities resulting from the Spin-Off and related transactions.
Under the Distribution Agreement, SpinCo generally will provide a tax indemnity to the Company for “SpinCo Indemnified Taxes” (generally SpinCo’s shares of transfer taxes and any income taxes, calculated on a pro forma basis, attributable to the assets and liabilities associated with the SpinCo Business that arose in taxable periods that precede and include the Distribution) and the Company generally will provide a tax indemnity to SpinCo for any “Company Indemnified Taxes” (generally, taxes arising in respect of the Pre-Closing Reorganization and the Distribution, the Company’s share of transfer taxes, and taxes of the Company or the consolidated group of which the Company was the common parent that are not SpinCo Indemnified Taxes). The parties have also agreed to make a Section 336(e) Election with respect to SpinCo, resulting in SpinCo receiving a fair market value tax basis in its assets. The Company shall be entitled to annual payments from SpinCo equal to 85% of the actual cash tax savings, as and when realized, arising from SpinCo receiving a fair market value tax basis as a result of such Section 336(e) Election.
Non-Solicit
The Distribution Agreement provides that, for a period of 12 months following the Effective Time, none of the Company, SpinCo or any of their respective subsidiaries will, without the prior written consent of the other party, subject to certain exceptions, directly or indirectly recruit, solicit, hire or retain certain specified employees of the other party, or subject to certain exceptions, induce or attempt to induce any such employee to terminate his or her employment with, or otherwise cease his or her relationship with, the other party or its subsidiaries.
Additional Covenants
The Distribution Agreement also addresses additional obligations of the parties relating to, among other matters, further assurances, guarantees, provision and retention of corporate records, confidentiality, privilege, ownership and exchanges of information and using their reasonable best efforts to, prior to the Distribution date, finalize the Transition Services Agreement and identify the services to be provided under the Transition Services Agreement, as well as other matters.
Parent Guaranty
The Distribution Agreement includes a guaranty by Parent of the performance by the Company of its obligations under the Distribution Agreement and the Transition Services Agreement following the Effective Time.
Employee Matters
Prior to the effective time of the Spin-Off, the Company will transfer and assign (i) the employment of all current employees of the Company and (ii) all independent contractors or other service providers of the

Company or any of its affiliates who primarily provide, or who have primarily provided, services to the SpinCo Business and who are currently engaged or providing services as of immediately prior to the Distribution, each to SpinCo or a subsidiary of SpinCo (which we refer to as the SpinCo group). Such transfer (1) will not be deemed to be a termination of employment by the Company or any of its subsidiaries (which we refer to as the Company group) (upon the effective time of the Spin-Off), as applicable, and (2) will not trigger any obligation to pay severance, separation pay, salary continuation, or other similar benefits to any such transferred employee.
SpinCo will assume and honor, or will cause a member of the SpinCo group to assume and honor, all employment and individual agreements between the Company and the employees and other services providers transferred to SpinCo, as well as all benefit plans maintained by the Company, other than the Company’s Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan. Upon the effective time of the Spin-Off, the Company and members of the Company group (as applicable) will each cease to be a participating company in any SpinCo benefit plan.
Following the Distribution, SpinCo will have full responsibility with respect to any liabilities arising or relating to the employment or engagement of all current and former employees and other service providers of the Company or under the employment and individual agreements and benefit plans transferred to SpinCo (inclusive of the payment or performance of any obligation arising out of or relating to any annual cash bonus or other short-term cash incentive plan or program in which SpinCo employees participate (including responsibility for the payment of the bonuses thereunder with respect to the entire calendar year in which the closing occurs)).
The Company will retain responsibility for the payment of any cash fees payable in respect of service on the board of directors pre-closing that are required by the existing non-employee director compensation plan as of the date of the Distribution Agreement and payable but not yet paid as of the Distribution. SpinCo will have no responsibility for any such payments.
SpinCo may implement a cash retention program in accordance with the terms of the Distribution Agreement.
Licensed Names and Marks
In the Distribution Agreement, SpinCo, on behalf of itself and its subsidiaries effective on the Distribution date, grants to the Company and its subsidiaries and affiliates a worldwide, non-exclusive, non-transferable (except as otherwise set forth in the Distribution Agreement), non-sublicensable (except as otherwise set forth in the Distribution Agreement), royalty-free, fully paid-up license to use and display the name “Inhibrx” or any derivative or variation thereof, and any trademarks associated with such name, for 180 days immediately following the Distribution date, in each case, solely to the extent necessary to transition from uses of such licensed names and marks in the 101 Business to other names and marks, including on signage and materials owned or possessed by the Company and each of its subsidiaries as of the Distribution date, and as otherwise required to comply with applicable law. SpinCo will indemnify, and hold the Company and its subsidiaries and affiliates harmless from any and all losses to the extent arising from third-party claims that the Company’s, its subsidiaries’ or its affiliates’ use of the name “Inhibrx” or any derivative or variation thereof, infringes or otherwise violates the rights of such third party in a trademark.
Shared IP
In the Distribution Agreement, effective as of the date of the Distribution, the Company on behalf of itself and its subsidiaries grants to SpinCo and each of its subsidiaries a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as otherwise set forth in the Distribution Agreement), non-sublicensable (except as otherwise set forth in the Distribution Agreement) (i) non-exclusive license under certain trade secrets, know-how and other proprietary information included in the assets allocated to the Company that are owned or otherwise licensable by the Company and its subsidiaries as of the date of the Distribution Agreement and that are necessary for the conduct of or used in, held for use in, intended for use with or otherwise useful for the exploitation of, the SpinCo Business as conducted as of the date of the Distribution Agreement and any natural extensions or evolutions thereof (the “Company Shared IP”) to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit the SpinCo Business as conducted as of the closing of the Transactions and any natural evolutions or extensions thereof, and (ii) an exclusive (even as to the Company and its subsidiaries) license under all of the Company Shared IP solely in the field of exploiting INBRX-105, INBRX-106 or INBRX-109, in each case, as constituted as of the Effective Time; provided that such license grant is not intended to limit the Company’s or its subsidiaries’ right to use the Company Shared IP for the exploitation of INBRX-101, and specifically excludes any rights necessary for the exploitation of INBRX-101.
Effective as of the date of the Distribution, SpinCo, on behalf of itself and its subsidiaries, grants to the Company and each of its subsidiaries a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as otherwise set forth in the Distribution Agreement), non-sublicensable (except as otherwise set forth in the Distribution Agreement) (i) non-exclusive license under certain trade secrets, know-how and other proprietary information included in the assets allocated to SpinCo that are owned or otherwise licensable by SpinCo and its subsidiaries as of the date of the Distribution Agreement and that are necessary for the conduct of or used in, held for use in, intended for use with, or otherwise useful for the exploitation of, the 101 Business as conducted as of the date of the Distribution Agreement and any natural extensions or evolutions thereof (“SpinCo Shared IP”) to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit the 101 Business as conducted as of the closing of the Transactions and any natural evolutions or extensions thereof, and (ii) an exclusive (even as to SpinCo and its subsidiaries) license under all SpinCo Shared IP solely in the field of exploiting INBRX-101 and the exploitation of any compounds, products or services indicated for use in the treatment, prophylaxis or amelioration of alpha-1 antitrypsin deficiency (AATD); provided that such license grant is not intended to limit SpinCo’s or its subsidiaries’ right to use SpinCo Shared IP for the exploitation of INBRX-105, INBRX-106 and INBRX-109, and specifically excludes any rights necessary for the exploitation of INBRX-105, INBRX-106 and INBRX-109.
Technology Transfer
As soon as reasonably practicable, but in no event later than six (6) months following the effective date of the Distribution, SpinCo, together with its subsidiaries, shall complete or cause to be completed, the transfer to the Company and its affiliates of all tangible embodiments of all assets transferred to the Company, including all trade secrets, know-how and any other confidential or proprietary information included therein.
Expenses
Except as otherwise set forth in the Distribution Agreement or Transition Services Agreement, all costs and expenses incurred on or prior to the date of the Distribution in connection with the preparation, execution, delivery, printing and implantation of the Distribution Agreement, the Transition Services Agreement, the Spin-Off Registration Statement in connection with the Distribution and the related information statement, and the transactions contemplated thereby, including the Distribution, will be paid by the Company and deemed to be liabilities of the Company. Each party will bear its own costs and expenses incurred after the date of the Distribution.
Termination
The Distribution Agreement may be terminated, and the Distribution may be amended, modified or abandoned, at any time prior to the Distribution by an agreement in writing signed by the Company and Parent, without the approval of SpinCo. After the Distribution, the Distribution Agreement may only be terminated by an agreement in writing signed by the Company and SpinCo.
Governing Law
The parties to the Distribution Agreement have agreed that the Distribution Agreement is governed by, and will be construed in accordance with, the laws of the State of Delaware.

Jurisdiction
The parties to the Distribution Agreement have agreed that any proceeding brought with respect to the Distribution Agreement or the transactions contemplated thereby, or for recognition and enforcement of any judgment in respect thereof, brought by the Company or SpinCo or its successors or assigns will be determined in the Court of Chancery of the State of Delaware. If the Court of Chancery declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware will have exclusive jurisdiction and venue.
No Third-Party Beneficiary
Except as otherwise provided in the indemnification provisions relating to indemnified parties, the Distribution Agreement is solely for the benefit of the parties to the Distribution Agreement and it does not confer upon any person (other than the parties to the Distribution Agreement and their respective successors and permitted assigns) any right, benefit or remedy of any nature.
Waiver
The parties to the Distribution Agreement agreed that, at any time prior to the effective time of the Spin-Off, either party may extend the time for the performance of any of the obligations or other acts of the other party, or may waive compliance with any of the agreements of the other party or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit, provided that such extension or waiver is set forth in a writing executed by such party.
Specific Performance
The parties to the Distribution Agreement have agreed that irreparable harm would occur that monetary damages could not make whole in the event of any breach of the Distribution Agreement, and that the parties to the Distribution Agreement are entitled to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of the Distribution Agreement without posting any bond or undertaking, in addition to any other remedy to which the parties may be entitled at law or in equity.

VOTE ON ADJOURNMENT (PROPOSAL NO. 2)
The Company is requesting stockholders to approve a proposal to, as permitted under the terms of the Merger Agreement, adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Transaction Proposal.
If this proposal to adjourn the Special Meeting is approved, the Special Meeting could be adjourned by the Company as permitted under the terms of the Merger Agreement to any date, except that the Company will not adjourn the meeting for more than fifteen (15) calendar days past the originally scheduled date without Parent’s prior consent. Under the terms of the Merger Agreement, if this Adjournment Proposal is approved, the Company will reconvene the Special Meeting on the earliest practicable date on which the Board of Directors reasonably expects to have sufficient affirmative votes to adopt the Transaction Proposal. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you return a proxy and do not indicate how you wish to vote on any proposal, your shares will be voted in favor of such proposal. The Company does not intend to call a vote on this proposal if the Transaction Proposal has been approved at a Special Meeting.
The Special Meeting may be adjourned to another place, date or time with the affirmative vote of the holders of a majority of the shares of Company common stock entitled to vote on the proposal. Approval of the Adjournment Proposal in a situation in which a quorum is not present or represented at the Special Meeting requires the affirmative vote of the holders of a majority of the shares of Company common stock present at the Special Meeting and entitled to vote on the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

VOTE ON THE NON-BINDING MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS (PROPOSAL NO. 3)
Section 14A of the Exchange Act and Rule 14a-21 thereunder, which were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that the Company provides its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that may become payable to the Company’s named executive officers in connection with the Transactions, as disclosed in the section entitled “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off — Golden Parachute Compensation” beginning on page 62 of this proxy statement.
Company stockholders are asked to indicate their approval of the compensation that may become payable to the Company’s named executive officers in connection with the Merger. These payments are set forth in the section entitled “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off — Golden Parachute Compensation” beginning on page 62 of this proxy statement and the accompanying footnotes. In general, the various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of the Company’s overall compensation program for its named executive officers, and previously have been disclosed to Company stockholders as part of the Company’s annual proxy statements.
Accordingly, the Company is requesting shareholders to adopt the following resolution, on a non-binding, advisory basis:
“RESOLVED, that the compensation that will or may be paid or become payable to the Company’s named executive officers, in connection with the Merger and the Spin-Off, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “The Transactions — Interests of Certain Persons in the Merger and the Spin-Off — Golden Parachute Compensation” are hereby APPROVED.”
Company stockholders should note that this proposal is not a condition to consummation of the Merger or the Spin-Off, and as an advisory vote, the result will not be binding on the Company, the Board of Directors or Parent. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on, or otherwise relates to, the Merger in accordance with the terms and conditions applicable to those payments.
The affirmative vote of the holders of a majority of the shares of Company common stock present at the Special Meeting and entitled to vote on the proposal is required to approve, by means of a non-binding, advisory vote, the Non-Binding Merger-Related Compensation Proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NON-BINDING MERGER-RELATED COMPENSATION PROPOSAL.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On January 22, 2024, the Company entered into the Distribution Agreement. Following the Distribution, but prior to and as a condition to the Closing, the Company’s stockholders as of the Distribution Record Date will own 92% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution and the Company will retain 8% of the issued and outstanding shares of SpinCo common stock as of the time of the Distribution. Immediately following and in connection with the Distribution, a wholly owned subsidiary of Parent will merge with and into the Company. Notwithstanding the legal form of the Spin-Off described elsewhere in this proxy statement, because a wholly-owned subsidiary of Parent will merge with and into the Company immediately following the Distribution, no Company senior management will be retained by the Company following the Distribution and based on the relative size of SpinCo’s operations relative to the 101 Business, we consider SpinCo as the accounting spinnor of the Company, and the accounting successor to the Company for financial reporting purposes in accordance with ASC 505-60, Spinoffs and Reverse Spinoffs. We expect to report the sale of the 101 Business as the transfer of nonmonetary assets in accordance with ASC 845, Nonmonetary Transactions. For additional information, refer to “Note 1 — Basis of Presentation” below.
The unaudited pro forma condensed consolidated financial statements were prepared in accordance with GAAP and in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X. The unaudited pro forma condensed consolidated financial statements consist of an unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2023 and an unaudited pro forma condensed consolidated balance sheet as of December 31, 2023. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the related notes included elsewhere in this proxy statement. The unaudited pro forma condensed consolidated statement of operations has been prepared to give effect to the Pro Forma Transactions (as defined below) as if the Pro Forma Transactions had occurred or became effective as of January 1, 2023, the beginning of our most recently completed fiscal year. The unaudited pro forma condensed consolidated balance sheet has been prepared to give effect to the Pro Forma Transactions as though the Pro Forma Transactions had occurred as of December 31, 2023.
The unaudited pro forma condensed consolidated financial statements below do not purport to represent what our financial position and results of operations would have been had the Pro Forma Transactions occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only. The Pro Forma Transactions are based on available information and assumptions we believe are reasonable; however, such adjustments are subject to change.
The unaudited pro forma condensed consolidated financial statements include adjustments (collectively, the “Pro Forma Transactions”) to reflect the following:
•
the disposition, for accounting purposes, of the 101 Business, which we do not expect to qualify as discontinued operations (refer to “Note 1 — Basis of Presentation” below);

•
the pro rata distribution of 92% of our issued and outstanding common stock as of the time of the Distribution by the Company in the Distribution;

•
the effect of our anticipated post-Distribution capital structure, which includes an anticipated cash payment to the Company from Parent and a contribution of such funding to SpinCo from the Company, in an amount equal to $200,000,000, minus the sum of the amount of cash contained in any accounts held by SpinCo as of the close of business on the day prior to the date of the Distribution;

•
the payment of one-time expenses not yet incurred in connection with the Pre-Closing Reorganization and the Distribution of SpinCo;

•
the impact of the Distribution Agreement, the Transition Services Agreement and other transaction agreements (the “Transaction Agreements”) between SpinCo and the Company and the provisions contained therein intended to reflect SpinCo as an autonomous entity; and

•
the impact of the aforementioned adjustments on SpinCo’s income tax expense.

The Pro Forma Transactions are based on available information and assumptions that management believes are reasonable given the information that is currently available. The unaudited pro forma condensed consolidated financial statements do not necessarily represent the financial position or results of operations of SpinCo had it operated as a standalone company during the period or at the date presented. As a result, autonomous entity adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements.
A final determination regarding our capital structure has not yet been made, and not all of the Transaction Agreements have been finalized. To the extent any revisions or modifications to the capital structure or agreements give rise to material changes, the autonomous entity pro forma adjustments will be updated to reflect the impacts.
The unaudited pro forma condensed consolidated financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See the section “Cautionary Statement Regarding Forward-Looking Statements,” included elsewhere in this proxy statement.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023
	Historical Inhibrx, Inc. (Note 1)	Pre-Closing Reorganization of the 101 Business (Note 2)	Transaction Accounting Adjustments (Note 3)		Autonomous Entity Adjustments (Note 4)		Pro Forma
	(In thousands, except per share amounts)
Revenue:
License fee revenue	$1,800	$(166)	$—		$—		$1,634
Grant revenue	—	—	—		—		—
Total revenue	1,800	(166)	—		—		1,634
Operating expenses:
Research and development	191,640	(54,697)	33,031	(B)	6,916	(I)	176,890
General and administrative	29,381	(1,380)	86,386	(A), (B)	—		114,387
Total operating expenses	221,021	(56,077)	119,417		6,916		291,277
Loss from operations	(219,221)	55,911	(119,417)		(6,916)		(289,643)
Other income (expense):
Interest expense	(31,840)	—	31,840	(E)	—		—
Interest income	11,917	—	—		—		11,917
Other expense, net	(580)	11,032	1,652,181	(C)	7,436	(I)	1,670,069
Total other expense	(20,503)	11,032	1,684,021		7,436		1,681,986
Loss before provision for income taxes	(239,724)	66,943	1,564,604		520		1,392,343
Provision for income taxes	3	—	(19,538)	(F)	116	(J)	(19,419)
Loss on equity method investment	1,634	—	—		—		1,634
Net income (loss)	$(241,361)	$66,943	$1,584,142		$404		$1,410,128
Net income (loss) per share, basic and diluted	$(5.12)					(H)	$96.90
Weighted-average shares of common stock outstanding, basic and diluted	47,130					(H)	14,553
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of December 31, 2023
	Historical Inhibrx, Inc. (Note 1)	Pre-Closing Reorganization of the 101 Business (Note 2)	Transaction Accounting Adjustments (Note 3)		Autonomous Entity Adjustments (Note 4)	Pro Forma
	(In thousands, except share and per share amounts)
Assets
Current assets:
Cash and cash equivalents	$277,924	$—	$—	(C), (D)	$—	$277,924
Accounts receivable	778	—	—		—	778
Prepaid expenses and other current assets	16,656	(3,969)	—		—	12,687
Total current assets	295,358	(3,969)	—		—	291,389
Property and equipment, net	6,419	—	—		—	6,419
Operating right-of-use asset	2,952	—	—		—	2,952
Other non-current assets	3,164	—	—		—	3,164
Total assets	$307,893	$(3,969)	$—		$—	$303,924
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,954	$(2,344)	$—		$—	$8,610
Accrued expenses	43,295	(88,468)	67,662	(A)	—	22,489
Current portion of lease liability	2,063	—	—		—	2,063
Total current liabilities	56,312	(90,812)	67,662		—	33,162
Long-term debt, including final payment fee	206,968	(206,968)	—		—	—
Non-current portion of lease liability	1,110	—	—		—	1,110
Total liabilities	264,390	(297,780)	67,662		—	34,272
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value, 15,000,000 shares authorized and no shares outstanding as of December 31, 2023	—	—	—		—	—
Common stock, $0.0001 par value, 120,000,000 shares authorized as of December 31, 2023; 47,369,511 shares issued and outstanding as of December 31, 2023	5	—	(5)	(G)	—	—
Common stock, $0.0001 par value; 12,874,148 shares issued and outstanding on a pro forma basis	—	—	1	(G)	—	1
Additional paid-in-capital	657,232	—	(387,581)	(B), (C),	—	269,651
				(D), (G)
Accumulated deficit	(613,734)	293,811	319,923	(A), (B),	—	—
				(C), (D)
Total stockholders’ equity	43,503	293,811	(67,662)		—	201,990
Total liabilities and stockholders’ equity	$307,893	$(3,969)	$—		$—	$303,924
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Note 1:   Basis of Presentation
For periods prior to the Spin-Off, SpinCo’s financial statements are the historical financial statements of the Company. Therefore, historical Inhibrx, Inc. in the pro forma financial information above represents the Company and its consolidated subsidiaries (including SpinCo), as defined elsewhere in this proxy statement, before giving effect to the Pre-Closing Reorganization and the Distribution.
As discussed above and elsewhere in this proxy statement, the Pre-Closing Reorganization and the Distribution is being treated as a reverse spin-off for financial accounting and reporting purposes under GAAP and, as a result, the 101 Business is presented as being spun-off from the Company in accordance with ASC 505-60-25-8. The information included in the “Pre-Closing Reorganization of the 101 Business” columns in the unaudited pro forma condensed consolidated balance sheet and statement of operations is comprised of the assets, liabilities, revenues and expenses specifically identifiable and attributable to the 101 Business that will be separated from the Company. No expenses were allocated to the Company as the operations of SpinCo are expected to remain consistent with the Pre-Closing Reorganization operations of the Company. The Pre-Closing Reorganization and the Distribution will result in SpinCo and the Company each becoming stand-alone, publicly traded companies. Immediately following the Distribution, the Company will be merged with and into a wholly-owned subsidiary of Parent and will continue as the surviving entity. SpinCo will continue to operate as the accounting successor to the Company.
We reviewed ASC 205-20, Discontinued Operations as it relates to this transaction. In our industry, the disposition of compounds upon reaching viability is typically a part of an entity’s ongoing strategy and does not usually represent a strategic shift or have an impact on go-forward operations. Since none of our assets are currently FDA-approved and / or commercialized, we do not consider the disposition of one of our several clinical-stage assets in our pipeline to be a major line of business nor is it substantially different from the assets remaining in the business. As such, upon reviewing the circumstances of the transaction, we have determined that the Pre-Closing Reorganization does not represent a strategic shift for SpinCo and therefore the Pre-Closing Reorganization does not qualify as a discontinued operation.
We also reviewed ASC 845, Nonmonetary Transactions, which contains guidance on the accounting for the distribution of nonmonetary assets to owners of an entity in a spin-off. The transfer of long-lived assets that constitute a business to owners in a spin-off should be accounted for based on the recorded amount of the assets transferred. However, in reviewing ASC 805, Business Combinations, we determined that the 101 Business does not meet the definition of a business given substantially all of the fair value of the gross assets transferred is concentrated in one asset. Therefore, the disposal of the 101 Business will be accounted for as a dividend-in-kind, and a gain will be recognized for the difference between the fair value and carrying value of the disposed assets in accordance with ASC 845-10-30-10.
Note 2:   Pre-Closing Reorganization of the 101 Business
As discussed in Note 1, the disposal of the 101 Business will be accounted for as a dividend-in-kind, and a gain will be recognized for the difference between the fair value and carrying value of the disposed assets in accordance with ASC 845-10-30-10. This adjustment reflects the $293.8 million gain recognized by SpinCo in exchange for $4.0 million of Prepaid expenses and other current assets, $20.8 million of Accrued expenses, $2.3 million of Accounts payable and $207.0 million of Long-term debt, net of unamortized debt issuance costs of $11.0 million, as well as $67.7 million of accrued transaction expenses being assumed by the Company as a result of the Pre-Closing Reorganization and allocated to the Company under the Distribution Agreement. The impacts of any consideration transferred from the Company to SpinCo are included as Transaction Accounting Adjustments (see Note 3).
This adjustment also reflects the removal of $0.2 million of License fee revenue, $54.7 million of Research and development and $1.4 million of General and administrative costs specifically identifiable and directly attributable to the 101 Business and $11.0 million related to a loss on extinbuishment of debt as a result of the Separation, which are non-recurring on a go forward basis for SpinCo.

Note 3:   Transaction Accounting Adjustments
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023 and the unaudited condensed consolidated statement of operations for the year ended December 31, 2023, include the following transaction accounting adjustments:
A.
Represents the accrual of additional estimated non-recurring transaction costs of $67.7 million that were incurred or are expected to be incurred subsequent to December 31, 2023. The transaction costs were incurred to effect the Pre-Closing Reorganization and the Distribution, including third-party legal, audit and advisory fees. The accrual for these costs is reflected in “Accrued expenses” in the unaudited pro forma condensed consolidated balance sheet and are reflected in “General and administrative expense” on the unaudited pro forma condensed consolidated statement of operations.

B.
Represents the costs associated with the acceleration of unvested Company Stock Options related to the Merger Consideration which are accelerated prior to the closing of the Merger (see tick mark C). As of December 31, 2023, the remaining compensation cost associated with the unvested awards was $51.8 million, $33.0 million of which is related to Research and development expense and $18.8 million of which is related to General and administrative expense. Actual expense related to the acceleration and cancellation of the Company Stock Options will differ.

C.
Reflects the impacts of the merger consideration to be provided by Parent to owners of Company common stock in connection with the Spin-Off. As described elsewhere in this proxy statement, for each share of Company common stock outstanding at the closing of the Merger, holders will be entitled to receive (i) $30.00 in cash and (ii) one contingent value right pursuant to the CVR Agreement, representing the right to receive a contingent payment of $5.00 in cash if a regulatory milestone is achieved (together, the “Merger Consideration”). Additionally, Company Stock Options, both vested and unvested, having an exercise price per share that is equal to or less than $30.00 will be cancelled and converted into the right to receive (a) an amount in cash, without interest, equal to the product of (x) the total number of shares of Company common stock subject to such Company Stock Option immediately prior to the Merger, subject to an antidilution adjustment calculated at the time of closing, multiplied by (y) the excess of (I) $30.00 over (II) the exercise price payable per share of Company common stock under such Company Stock Option, and (b) one contingent value right for each share of Company common stock subject to such Company Stock Option.

At the time these unaudited pro forma condensed consolidated pro forma financial statements were prepared, management assigned a $0 value to the contingent value right in accordance with gain contingency guidance in ASC 450-30, as the gain is not yet realized or realizable. As such, $30.00 was used as the basis for consideration per share of Company common stock outstanding and each Company Stock Option. On a fully diluted basis of 55,813,846 shares eligible for consideration multiplied by the $30.00 per share consideration, the Company will receive $1,674.4 million in cash and cash equivalents from Parent.
As part of the Transactions, the Company, prior to its acquisition by Parent, will retain an up to 8% ownership stake in SpinCo. As such, a component of the $1,674.4 million of Cash and cash equivalents received by the Company is accounted for as consideration in exchange for the up to 8% stake. Management used SpinCo’s historical Cash and cash equivalents balance of $277.9 million as of December 31, 2023, as a proxy for the fair value of SpinCo. As such, management calculated that the fair value of 8% of SpinCo is equal to $22.2 million, which will be recorded to “Additional paid-in capital” as consideration for shares issued, with the remaining $1,652.2 million being recorded as a reduction to “Accumulated deficit” representing a gain.
D.
Reflects the distribution of $1,674.4 million of Cash and cash equivalents to all parties entitled to the Merger Consideration as described above. Offsetting the balance from Cash and cash equivalents, the adjustment reflects a reduction of $1,212.8 million representing the amount of retained earnings available at closing, with the remaining amount of $461.6 million being recorded through “Additional paid-in capital”.

E.
Reflects a reduction to Interest expense of $31.8 million on the unaudited pro forma condensed consolidated statement of operations. The removal of interest expense, which was incurred by SpinCo during the year ended December 31, 2023, is comprised of $26.9 million of interest expense and $4.9 million related to amortization of the debt discount associated with the long-term debt assumed by the Company, prior to its acquisition by Parent (see Note 2).

F.
Reflects the income tax impact of the transaction pro forma adjustments (with the exception of the impacts of tick mark C, as described below) for the year ended December 31, 2023. This adjustment was calculated by applying the statutory federal income tax rate of 21% and the statutory state income tax rate of 1.3% to each of the pre-tax pro forma adjustments. The applicable tax rates could be impacted (either higher or lower) depending on certain factors subsequent to the Separation including the legal entity structure implemented and may be materially different from the pro forma results. The estimated pro forma tax benefit is $19.5 million for the year ended December 31, 2023.

This adjustment does not contemplate the income tax impacts of the gain recognized from the receipt of the Merger Consideration (see tick mark C). At the time of this proxy statement, management is unable to estimate the income tax effects, including the existing net operating losses in place at the close of the Transactions, of the gain related to the Pre-Closing Reorganization and the Distribution on these unaudited pro forma condensed consolidated financial statements.
G.
Reflects the issuance of 12,874,148 shares of SpinCo common stock with a par value of $0.0001 per share on a pro forma basis pursuant to the Pre-Closing Reorganization, the Distribution Agreement and the Private Placement Warrants. SpinCo has assumed the number of issued and outstanding shares on a pro forma basis based on, among other things, (i) 47,369,511 shares of the Company common stock outstanding as of December 31, 2023, (ii) 7,354 of the Company’s 2020 Warrants, which provide for the holders to receive the number of shares of SpinCo common stock that the holder of such 2020 Warrants would have been entitled to receive in the Distribution had such 2020 Warrants been fully exercised on a cash basis on the day before the record date for the Distribution, (iii) the Distribution Ratio on the basis of one share of SpinCo common stock distributed for every four shares of Company common stock outstanding and owned and (iv) a distribution of approximately 92% of the outstanding shares of SpinCo common stock to the Company stockholders, on a pro rata basis. The actual number of shares issued and outstanding will not be known until the record date for the Distribution. SpinCo expects approximately 8% of SpinCo’s common stock to be owned by the Company at the time of Distribution, prior to the acquisition of the Company by Parent.

This adjustment also reflects the retirement of 47,369,511 shares of the Company’s historical common stock outstanding, which is being retired in connection with the issuance of SpinCo common stock in connection with the Merger and the Distribution.
H.
The weighted-average number of shares used to compute pro forma basic and diluted earnings per share for the year ended December 31, 2023, is 14,552,807. This amount includes the 12,874,148 shares expected to be outstanding in connection with the Pre-Closing Reorganization and the Distribution (see tick mark G). The weighted-average number of shares is calculated on the basis of one share of SpinCo’s common stock for every four shares of Company common stock outstanding as of December 31, 2023, and the approximate 8% interest in the outstanding shares of SpinCo’s common stock that SpinCo expects will be owned by the Company, prior to the acquisition of the Company by Parent, at the time of the Pre-Closing Reorganization. Additionally, the holders of the 6,714,636 2023 Warrants outstanding as of December 31, 2023, will receive SpinCo Warrants exercisable for up to an aggregate of 1,678,659 shares of SpinCo common stock. Both the 2023 Warrants and the replacement SpinCo Warrants have a per share exercise price of $0.0001. Considering the shares are issuable for little to no consideration, they are included in the calculation of both basic and diluted earnings per share.

The actual dilutive effect following the completion of the Pre-Closing Reorganization and the Distribution will depend on various factors, including employees who may change employment between the Company and SpinCo and the impact of the Company and SpinCo equity-based compensation agreements. At the time of the Pre-Closing Reorganization and the Distribution, no replacement awards are expected to be issued to replace the Company Stock Options.
Note 4:   Autonomous Entity Adjustments:
The unaudited pro forma condensed consolidated statement balance sheet as of December 31, 2023, and the unaudited pro forma statement of operations for the year ended December 31, 2023, include the following autonomous entity adjustments:
I.
Reflects the impacts of the Transition Services Agreement SpinCo intends to enter into with Parent over a twelve-month period following the Pre-Closing Reorganization. As part of the agreement, SpinCo will retain certain clinical operations personnel specified by Parent for a portion of the transition period in order to provide support services related to the 101 Business. As these personnel were historically employed by the Company, there is no adjustment for incremental costs related to salaries and benefits. However, per the terms of the agreement, Parent will pay SpinCo an amount equal to the salaries and benefits that will be incurred by the retained personnel for the duration of the retention period. For the year ended December 31, 2023, that amount is expected to be $0.5 million. Therefore, an adjustment for this amount has been recorded to “Other expense, net” on the unaudited pro forma condensed consolidated statement of operations.

Additionally, upon the completion of the transition services period, Parent will pay SpinCo $6.9 million for retention and severance payments to be made to certain personnel. The income related to this amount is reflected in “Other expense, net,” and the associated costs are reflected in “Research and development expense” on the unaudited pro forma condensed consolidated statement of operations.
The Transition Services Agreement also outlines that SpinCo will provide a certain number of hours of operations support to Parent, following its acquisition of the 101 Business. This support time will be provided, free of charge, up to a certain number of weekly hours during the transition period with a cumulative maximum amount of hours. After the limit on free support has been reached, SpinCo will be compensated for any incremental employees’ time using on an hourly rate based on the specific employee’s salary, plus a premium. At the time these unaudited condensed consolidated pro forma financial statements were prepared, management is unable to estimate the number of support hours that will be provided in excess of the free cap. As such, no adjustment has been recorded for incremental income related to this provision.
J.
Reflects the income tax impact of the autonomous entity pro forma adjustments for the year ended December 31, 2023. This adjustment was calculated by applying the statutory federal income tax rate of 21% and the statutory state income tax rate of 1.3% to each of the pre-tax pro forma adjustments. The applicable tax rates could be impacted (either higher or lower) depending on certain factors subsequent to the Pre-Closing Reorganization and the Distribution including the legal entity structure implemented and may be materially different from the pro forma results. The estimated pro forma tax expense is $0.1 million for the year ended December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables sets forth certain information regarding beneficial ownership of shares of Company common stock as of February 21, 2024 by: (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors, director nominees, and named executive officers (as disclosed in this proxy statement); and (iii) all of our executive officers, directors, and director nominees as a group. Unless otherwise indicated in the table or the footnotes to the following table, each person named in the table has sole voting and investment power and such person’s address is c/o Inhibrx, Inc., 11025 N. Torrey Pines Rd., Suite 200, La Jolla, California 92037.
We determined the number of shares of common stock beneficially owned by each person under rules promulgated by the SEC, based on information obtained from Company records and filings with the SEC on or before February 21, 2024. In cases of holders who are not directors, director nominees, or named executive officers, Schedules 13G or 13D filed with the SEC (and, consequently, ownership reflected here) often reflect holdings as of a date prior to February 21, 2024. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity had the right to acquire within sixty (60) days of February 21, 2024. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual.
Applicable percentages are based on 47,392,447 shares of common stock outstanding as of February 21, 2024, as adjusted as required by the rules promulgated by the SEC.
	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Common Shares	Percent of Common Shares
5% or Greater Stockholders
Entities affiliated with Viking Global Opportunities Illiquid Investments Sub-Master LP(2)	7,150,826	15.09%
Entities affiliated with RA Capital Healthcare Fund, L.P.(3)	4,735,648	9.99%
Entities affiliated with Perceptive Life Sciences Master Fund, Ltd.(4)	4,787,602	9.99%
Entities affiliated with BlackRock, Inc.(5)	2,715,672	5.73%
Named Executive Officers and Directors
Mark P. Lappe(6)	3,194,717	6.72%
Brendan P. Eckelman, Ph.D.(7)	2,400,553	5.06%
Kelly D. Deck, C.P.A.(8)	192,561	*
Jon Faiz Kayyem, Ph.D.(9)	3,309,060	6.98%
Douglas G. Forsyth(10)	633,016	1.33%
Kimberly Manhard(11)	36,743	*
Kristiina Vuori, M.D., Ph.D.(12)	24,375	*
All current directors and executive officers as a group (7 persons)	9,791,025	20.62%

*
Indicated beneficial ownership of less than 1%

(1)
Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. Unless otherwise indicated and subject to community property laws where applicable, the individuals named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)
Consists of (i) 6,305,866 shares of common stock held by Viking Global Opportunities Illiquid Investments Sub-Master LP, or VGOP, (ii) 333,333 shares of common stock held by KAVRA 104 LLC, or KAVRA 104, and (iii) 511,627 shares of common stock held by Viking Global Opportunities Drawdown (Aggregator) LP, or VGOD. Excludes pre-funded warrants to purchase 1,038,765 shares of common stock held by VGOP. The pre-funded warrants do not allow for an exercise that would result in the holder of such pre-funded warrants (together with its affiliates, any “group” or any other persons whose beneficial ownership could be aggregated with the holder) would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately following exercise. Viking Global Investors LP, or VGI, provides managerial services to VGOP, KAVRA 104, and VGOD. VGI has the authority to dispose of and vote the shares of common stock directly held by VGOP, KAVRA 104 and VGOD. Viking Global Opportunities Parent GP LLC, or Opportunities Parent, is the sole member of Viking Global Opportunities GP LLC, or Opportunities GP, which has the authority to dispose of and vote the shares of common stock controlled by Viking Global Opportunities Portfolio GP LLC (which consists of the shares of common stock directly held by VGOP), and KAVRA 104, and is the sole member of Viking Global Opportunities Drawdown GP LLC, which has the authority to dispose of and vote the shares of common stock controlled by Viking Global Opportunities Drawdown Portfolio GP LLC (which consists of the shares of common stock directly held by VGOD). Mr. O. Andreas Halvorsen, Mr. David C. Ott and Ms. Rose S. Shabet, as Executive Committee Members of Viking Global Partners LLC (general partner of VGI) and Opportunities GP have shared authority to dispose of and vote the shares of common stock beneficially owned by VGI and Opportunities Parent. None of Mr. Halvorsen, Mr. Ott, and Ms. Shabet directly owns any shares of common stock. The address for these entities is 600 Washington Boulevard, Floor 11, Stamford, Connecticut, 06901.
(3)
Consists of 4,724,207 shares of common stock held by RA Capital Healthcare Fund, L.P., or the Fund and 11,441 shares of common stock the Fund beneficially owns based on the right to acquire upon exercise of pre-funded warrants, subject to the beneficial ownership blocker of the pre-funded warrants. Excludes pre-funded warrants to purchase 2,735,804 shares of common stock held by the Fund. The pre-funded warrants do not allow for an exercise that would result in the holder of such pre-funded warrants (together with its affiliates, any “group” or any other persons whose beneficial ownership could be aggregated with the holder) would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately following exercise. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital Management, L.P., or RA Capital, is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund. RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the shares held by the Fund. RA Capital, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for the individuals and entities listed above is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(4)
Consists of 4,256,104 shares of common stock held by Perceptive Life Sciences Master Fund, Ltd, or the Master Fund and 531,498 shares of common stock the Master Fund beneficially owns based on the right to acquire upon exercise of pre-funded warrants, subject to the beneficial ownership blocker of the pre-funded warrants. Excludes pre-funded warrants to purchase 2,397,128 shares of common stock held by the Fund. The pre-funded warrants do not allow for an exercise that would result in the holder of such pre-funded warrants (together with its affiliates, any “group” or any other persons whose beneficial ownership could be aggregated with the holder) would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately following exercise. Perceptive Advisors LLC serves as the investment manager to the Master Fund and Mr. Joseph Edelman is the managing member of Perceptive Advisors LLC. The address for the individual and entities listed above is 51 Astor Place, 10th Floor, New York, New York 10003.

(5)
Consists of 2,715,672 shares of common stock held by BlackRock, Inc. and its affiliates. The address for this entity is BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(6)
Consists of (i) 2,486,192 shares of common stock held by The Lappe Family Trust, (ii) 59,462 shares of common stock held by The Mark Paul Lappe Roth IRA, (iii) 500,000 shares of common stock held by The Lappe Descendants’ Trust-SD DTD 12-21-20, and (iv) 149,063 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

(7)
Consists of (i) 2,035,553 shares of common stock held by the Eckelman Living Trust dated February 5, 2014, of which Dr. Eckelman is the trustee, (ii) 160,000 shares of common stock held by a trust for the benefit of Dr. Eckelman’s immediate family, (iii) 160,000 shares of common stock held by a trust for the benefit of Dr. Eckelman’s immediate family; and (iv) 45,000 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.
(8)
Consists of 192,561 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

(9)
Consists of (i) 3,224,301 shares of common stock held by The Jon F. Kayyem and Paige Gates-Kayyem Family Trust, of which Dr. Kayyem is the trustee, (ii) 25,000 shares of common stock held in a custodial account managed by Dr. Kayyem for the benefit of Dr. Kayyem’s immediate family, and (iii) 25,000 shares of common stock held in a custodial account managed by Dr. Kayyem for the benefit of Dr. Kayyem’s immediate family. Also includes 34,759 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

(10)
Consists of 598,257 shares of common stock held by the Douglas G. Forsyth and Rosanna Forsyth as Co-Trustees of the Forsyth Family Trust, Dated July 20, 2001. Also includes 34,759 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

(11)
Consists of 36,743 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

(12)
Consists of 24,375 options to purchase shares of common stock that are exercisable as of February 21, 2024 or that will become exercisable within 60 days after such date pursuant to the terms of the 2017 Plan.

APPRAISAL RIGHTS
If the Merger is consummated and certain conditions are met, the Company’s stockholders or beneficial owners who continuously hold their shares of Company common stock through the Effective Date who do not vote in favor of the Transaction Proposal, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Transaction Proposal and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to appraisal rights to receive, in cash, the fair value of their shares as determined by the Delaware Court of Chancery under Section 262 the DGCL (as in effect both at the time of the parties’ entry into the Merger Agreement, “Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website, https://delcode.delaware.gov/title8/c001/sc09/index.html#262, and is incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the Company’s stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of Company common stock unless otherwise expressly noted herein, and all such references to a “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted herein.
Under Section 262, if the Merger is completed, the Company’s stockholders and beneficial owners who: (i) deliver a written demand for appraisal of their shares to the Company prior to the taking of the vote on the Transaction Proposal; (ii) do not vote in favor of the Transaction Proposal; (iii) continuously hold of record or beneficially own, as applicable, such shares through the Effective Date; and (iv) otherwise comply with, and do not withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions set forth in Section 262, may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be “fair value.” However, assuming shares of Company common stock remain listed on a national securities exchange immediately before the Merger (which we expect to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all of the Company’s stockholders and beneficial owners otherwise entitled to appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Company common stock (as measured in accordance with subsection (g) of Section 262) or (b) the value of the consideration provided in the Merger for such total number of shares exceeds $1,000,000 (conditions (a) and (b), and the assumption that shares of Company common stock remain listed on a national securities exchange immediately before the Merger, are referred to in this summary as the “ownership thresholds”).
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to the Company’s stockholders that appraisal rights are available in connection with the Merger, which may be accessed without subscription or cost at the following publicly available website, https://delcode.delaware.gov/title8/c001/sc09/index.html#262, and is incorporated herein by reference, which is the version of Section 262 applicable to the exercise of appraisal rights in connection with the Merger. In connection with the Merger, any Company stockholder or beneficial owner who wishes to exercise appraisal rights, or who wishes to preserve his, her or its right to do so, should review Section 262 carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A Company stockholder or beneficial owner who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company common stock, the Company believes that, if a Company stockholder or beneficial owner considers exercising such rights, that person should seek the advice of legal counsel.

A Company stockholder or beneficial owner wishing to exercise the right to seek an appraisal of that person’s shares of Company common stock must do ALL of the following:
•
the person must not vote in favor of the Transaction Proposal;

•
the person must deliver to the Company a written demand for appraisal before the vote is taken on the Transaction Proposal;

•
the person must continuously hold or beneficially own, as applicable, the shares from the date of making the demand through the Effective Date (if a stockholder or beneficial owner transfers the shares before the effective time, such person will lose appraisal rights with respect to the shares so transferred);

•
the person, another stockholder or beneficial owner who has properly demanded appraisal or the Surviving Company must file a petition in the Delaware Court of Chancery requesting a determination of the “fair value” of the shares within one hundred and twenty (120) days after the Effective Date. The Surviving Company is under no obligation to file any petition and has no intention of doing so; and

•
the person must otherwise comply with Section 262 of the DGCL.

In addition, one of the ownership thresholds must be met.
Making a Written Demand
Any Company stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote is taken on the Transaction Proposal, a written demand for the appraisal of the Company stockholder’s or beneficial owner’s shares. The person making the written demand must be a stockholder of record or a beneficial owner, as applicable, on the date the written demand for appraisal is made, and such person must continue to hold or beneficially own, respectively, the shares as to which such demand relates through the Effective Date.
A person wishing to exercise appraisal rights must not vote or submit a proxy in favor of the approval and adoption of the Merger Agreement. In the case of a holder of record of Company common stock, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of the Company stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a Company stockholder who submits a proxy and who wishes to exercise appraisal rights must ensure that the proxy submitted contains instructions to vote against the approval and adoption of the Merger Agreement or abstain from voting on that proposal. In the case of a beneficial owner, brokers, banks and other nominees that hold shares of common stock in “street name” for their customers do not have discretionary authority to vote those shares on the Transaction Proposal without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s shares in favor of the Transaction Proposal, and does not revoke such instruction prior to the vote on the Transaction Proposal, then such shares will be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of such beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal.
Therefore, a beneficial owner who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the Transaction Proposal or must instruct such broker, bank or other nominee to vote against the approval and adoption of the Merger Agreement or abstain from voting on such proposal.
Neither voting against the Transaction Proposal nor abstaining from voting on such proposal (or, in the case of a beneficial owner, providing instructions to the record owner of the shares beneficially owned to vote against or to abstain from voting on such proposal) will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Transaction Proposal. a Company stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Transaction Proposal will constitute a waiver of appraisal rights.
A demand for appraisal made by a Company stockholder or beneficial owner must be executed by or on behalf of the holder of record or beneficial owner, as applicable, and must reasonably inform the Company of the identity of such stockholder or beneficial owner. In addition, in the case of a demand for appraisal made by a Company beneficial owner, the demand must also reasonably identify the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s ownership of stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the Surviving Company under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262 (discussed further below).
Whether made by a Company stockholder or a beneficial owner, a written demand for appraisal must state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are held of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand should be executed by or on behalf of such holder of record or beneficial owner, and if the shares are held of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy-in-common, the demand should be executed by or on behalf of all such joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record holder or holders or beneficial owner or owners, respectively, and should expressly disclose that, in executing the demand, the agent is acting as agent for such record holder or holders or beneficial owner or owners, as applicable.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Inhibrx, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention: Corporate Secretary
Any Company stockholder or beneficial owner who has delivered a written demand to the Company and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in respect of some or all of such person’s shares and accept the Merger Consideration offered pursuant to the Merger Agreement with respect to the shares subject to the withdrawal by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the Effective Date will require written approval of the Surviving Company. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and to accept the Merger Consideration with respect to the shares subject to the withdrawal within sixty (60) days after the Effective Date.
Notice by the Surviving Company
If the Merger is completed, within ten (10) days after the Effective Date, the Surviving Company will notify each Company stockholder who has properly made a written demand for appraisal pursuant to Section 262 and has not voted in favor of the Merger and any beneficial owner who has demanded appraisal in such person’s name pursuant to Section 262, that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal
Within one hundred and twenty (120) days after the Effective Date, the Surviving Company or any Company stockholder or beneficial owner who has demanded appraisal of such person’s shares and otherwise complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Company in the case of a petition filed by a Company stockholder or beneficial owner, demanding a determination of the “fair value” of the shares held by all persons entitled to appraisal. The Surviving Company is under no obligation and has no present intention to file a petition, and the Company’s stockholders and beneficial owners should not assume that the Surviving Company will file a petition or initiate any negotiations with respect to the “fair value” of the shares of Company common stock. Accordingly, any Company stockholder or beneficial owner who desires to have their shares appraised by the Delaware Court of Chancery should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company common stock within the time and in the manner prescribed in Section 262. The failure of a Company stockholder or beneficial owner to file such a petition within the period specified in Section 262 could nullify the person’s previous written demand for appraisal.
Within one hundred and twenty (120) days after the Effective Date, any person who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Company a statement setting forth the aggregate number of shares not voted in favor of the Merger and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement must be given by the Surviving Company to the requesting person within ten (10) days after receipt by the Surviving Company of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the Surviving Company, service of a copy thereof must be made upon the Surviving Company, which will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to in this summary as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Company and all persons shown on the verified list at the addresses stated therein. The costs of these notices are borne by the Surviving Company. After notice to the Company’s stockholders and beneficial owners as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded an appraisal for their shares to submit their stock certificates (if any) to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and, if any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person. The Delaware Court of Chancery will dismiss appraisal proceedings as to all of the Company’s stockholders and beneficial owners who are otherwise entitled to appraisal rights if neither of the ownership thresholds is met. If a petition for appraisal is not timely filed, then all of the Company’s stockholders’ and beneficial owners’ right to an appraisal will cease.
Determination of “Fair Value”
After determining the persons entitled to an appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the “fair value.” Unless the court, in its discretion, determines otherwise for good cause shown, interest from the Effective Date through the date of payment of the judgment will compound quarterly and accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Date and the date on which the judgment is paid. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Company may pay to each person entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The Surviving Company is under no obligation to make such voluntary cash payment prior to such entry of judgment.
In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Supreme Court of Delaware stated that, in making this determination of “fair value,” the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has recently indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining fair value and that, absent deficiencies in the sale process, the transaction price should be given “considerable weight.” Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”
The Company’s stockholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the Merger Consideration payable in a merger is not an opinion as to, and does not in any manner address, “fair value” under Section 262. No representation is made as to the outcome of the appraisal of “fair value” as determined by the Delaware Court of Chancery, and the Company’s stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any person exercising appraisal rights, and each of the Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company common stock is less than the Merger Consideration.
Upon application by the Surviving Company or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of the shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the persons entitled thereto and upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to an appraisal not dismissed by the Delaware Court of Chancery pursuant to Section 262(k). In the absence of such determination or assessment, each party bears its own expenses.
From and after the Effective Date, no person who has demanded appraisal rights with respect to some or all of such person’s shares will be entitled to vote such shares of Company common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company common stock, if any, payable to the Company’s stockholders as of a time prior to the effective time. If any Company stockholder or beneficial owner who demands appraisal of his, her or its shares of Company common stock under Section 262 validly withdraws, fails to perfect, or otherwise loses, such holder’s or beneficial owner’s right to appraisal, such person’s shares of Company common stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration. A person will fail to perfect, or effectively lose, his, her or its right to appraisal if no petition for appraisal is filed within one hundred and twenty (120) days after the Effective Date or if neither of the ownership thresholds is met. As described above, a person may validly withdraw such person’s demand for appraisal if the person delivers to the Surviving Company a written withdrawal of the holder’s demand for appraisal in respect of some or all of such person’s shares in accordance with Section 262.
Any person who has duly demanded appraisal in compliance with Section 262 will not be entitled to vote for any purpose any shares of Common Stock subject to such demand or to receive payment of dividends or other distributions on such shares of Common Stock, except for dividends or distributions payable to the Company’s stockholders of record at a date prior to the Effective Time.
No appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under Section 262(j); provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the Effective Time. If no petition for appraisal is filed with the Delaware Court of Chancery within one hundred and twenty (120) days after the Effective Time, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.
Failure to comply with all of the procedures set forth in Section 262 will result in the loss of statutory appraisal rights. Consequently, any Company stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
STOCKHOLDERS WHO VOTE SHARES IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.
The foregoing summary of the rights of the Company’s stockholders and beneficial owners to seek appraisal rights under Delaware law does not purport to be a complete statement of the procedures to be followed by such persons to exercise any appraisal rights available thereunder and is qualified in its entirety by reference to Section 262 of the DGCL, which may be accessed without subscription or cost at the following publicly available website, https://delcode.delaware.gov/title8/c001/sc09/index.html#262, and is incorporated herein by reference. The proper exercise of appraisal rights requires adherence to the applicable provisions of the DGCL.

OTHER MATTERS
Other Matters
As of the date of this proxy statement, the Board of Directors knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.
Important Notice Regarding Internet Availability of Materials
Pursuant to the SEC “notice and access” rules, we may furnish proxy materials, including this Preliminary Proxy Statement on Schedule 14A and our 2023 Annual Report on Form 10-K for the year ended December 31, 2023, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them prior to distribution of the Preliminary Proxy Statement on Schedule 14A. Instead, a Notice of Internet Availability of Proxy Materials (which we refer to as the “Notice”) was mailed, which explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. We believe that this makes the proxy distribution process more efficient, less costly, and helps to conserve natural resources. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice. Stockholders who requested paper copies of the proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. Proxy materials will also be provided for distribution through brokers, custodians and other nominees and fiduciaries. We will reimburse these parties for their reasonable out-of-pocket expenses for forwarding the proxy materials.
Householding of Proxy Materials
Some banks, brokers, and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal operating offices, Inhibrx, Inc., 11025 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037, Attention: Corporate Secretary, or if you call us at (858) 795-4220. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.
Submission of Stockholder Proposals
If the Merger is consummated, the Surviving Company will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, we expect to hold an annual meeting of stockholders in 2024 (which we refer to as our “2024 Annual Meeting”).
In accordance with the SEC’s Rule 14a-8, to be considered for inclusion in the proxy statement for the 2024 Annual Meeting, your proposal must be submitted in writing by December 15, 2023 to our Corporate Secretary at Inhibrx, Inc., 11025 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037. If you wish to nominate an individual for election at, or bring business other than through a stockholder proposal before the 2024 Annual Meeting, you must have delivered your notice to our Corporate Secretary at the address above between January 26, 2024, and February 25, 2024, which is between 120 and 90 days prior to the first anniversary of the 2023 Annual Meeting of stockholders. Your notice to the Corporate Secretary must set forth information specified in the Bylaws, including your name and address and the class and number of our shares that you beneficially own.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 25, 2024.

If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting; and (2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must include, as to each person you propose to nominate for election as a director, the information required by the Bylaws and any other information concerning the proposed nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
For more information, and for more detailed requirements, please refer to our Bylaws, which were filed as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on August 21, 2020.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the companies file at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. The Company’s public filings are also available in electronic format to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You can also review the Company’s SEC filings on its website at www.inhibrx.com. Information included on the Company’s website is not a part of, and is not incorporated in, this proxy statement.
The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents described below that the Company has previously filed with the SEC, as well as the annexes to this proxy statement. These documents contain important information about the Company and its financial condition.
The following documents listed below that the Company has previously filed with the SEC are incorporated by reference:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024;

•
Quarterly Reports on Form 10-Q, filed with the SEC on May 8, 2023, August 7, 2023, and November 9, 2023

•
Definitive Proxy Statement on Schedule 14A for our 2023 Annual Meeting of Common Stockholders, filed on April 13, 2023; and

•
Current Reports on Form 8-K, filed with the SEC on March 13, 2023, April 26, 2023, May 25, 2023, May 30, 2023, August 28, 2023, September 18, 2023, November 2, 2023 and January 23, 2024.

All documents that the Company files pursuant to Section 13(a), 13(c), 14 or 15(d) under the Exchange Act from the date of this proxy statement to the date on which the Special Meeting is held, including any adjournments or postponements, will also be deemed to be incorporated by reference in this proxy statement. Notwithstanding anything herein to the contrary, any information furnished under Item 2.02 or Item 7.01 of the Company’s Current Reports on Form 8-K, and any other information which is furnished but not filed with the SEC, is not incorporated herein by reference.
You may obtain any of the documents incorporated by reference from the SEC’s website described above. Documents incorporated by reference in this proxy statement are also available from the Company without charge, excluding all exhibits unless specifically incorporated by reference in such documents. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Company at the following address:
Inhibrx, Inc.
11025 N. Torrey Pines Road,
Suite 200
La Jolla, California 92037
Telephone: (858) 795-4220
Attention: Corporate Secretary
If you would like to request documents, please do so by           , 2024 to receive them before the Special Meeting. If you request any incorporated documents, the Company will strive to mail them to you by first-class mail, or another equally prompt means, within one business day of receipt of your request.
You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your shares of Company common stock at the Special Meeting. The Company has not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated             , 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders will not create any implication to the contrary.

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
AVENTIS INC.
ART ACQUISITION SUB, INC.
and
INHIBRX, INC.
Dated as of January 22, 2024

A-i

A-ii

Annexes
Annex I	Definitions
Annex II	Certificate of Incorporation of the Surviving Corporation
Annex III	Form of CVR Agreement
Annex IV	Promissory Note to Parent

A-iii

AGREEMENT AND PLAN OF MERGER
PREAMBLE
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 22, 2024, is by and among Aventis Inc., a Pennsylvania corporation (“Parent”), Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Inhibrx, Inc., a Delaware corporation (the “Company”).
RECITALS
WHEREAS, each of the board of directors of Merger Sub and the Company has approved this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent (the “Surviving Corporation”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the Board of Directors of the Company (the “Company Board of Directors”) has (i) determined that the Merger and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement and the Separation and Distribution Agreement; (iii) directed that the adoption of this Agreement and the Separation and Distribution Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting (as defined below); and (iv) subject to the terms and conditions of this Agreement, resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and the Separation and Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth herein and in the Separation and Distribution Agreement (the “Company Board Recommendation”);
WHEREAS, it is a condition to the Merger that, prior to the Effective Time, the Company will, in one or a series of transactions, including by operation of applicable Law, (i) assign, and cause SpinCo to assume, certain of the operating assets and liabilities of the Company, (ii) distribute the Released Equity Interests of SpinCo to the Company’s stockholders as of the applicable record date pro rata in accordance with their ownership interests in the Company (the “Spin-Off”) and (iii) deliver SpinCo Warrants and shares of common stock of SpinCo to the holders of the Company Warrants to the extent required under the terms of the Company Warrants, in each case in accordance with the Separation and Distribution Agreement;
WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company and SpinCo are executing and delivering the Separation and Distribution Agreement;
WHEREAS, promptly following the execution and delivery of this Agreement, Parent and the Rights Agent will execute and deliver the CVR Agreement; and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the other transactions contemplated hereby.
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
THE MERGER
Section 1.1   The Merger.   On the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall merge with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue its corporate existence under the DGCL as the Surviving Corporation and a wholly owned Subsidiary of Parent. The Merger will have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of the Company and Merger Sub will be vested in the Surviving Corporation, and all claims, debts, liabilities and obligations of the Company and Merger Sub will be the claims, debts, liabilities and obligations of the Surviving Corporation.

Section 1.2   Effective Time.   Subject to the provisions of this Agreement, at the Closing, the Company, Parent, and Merger Sub shall cause a certificate of merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and make all other filings or recordings, in each case as required by the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being referred to as the “Effective Time”).
Section 1.3   The Closing.   On the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the closing of the Merger (the “Closing”) will occur at 9:00 a.m. (New York time) on the second (2nd) business day after the satisfaction or waiver (to the extent permitted by applicable Law) of all of the conditions set forth in Article VII (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing) (the date on which the Closing occurs, the “Closing Date”), by electronic exchange of deliverables, unless another date, time or place is agreed to in writing by the parties hereto.
Section 1.4   Organizational Documents of the Surviving Corporation.
(a)   At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated in the form attached as Annex II until, subject to Section 6.6, thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.
(b)   The parties shall take all necessary action such that the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation (except that all references in such bylaws of Merger Sub to its name, date of incorporation, registered office or registered agent shall instead refer to the name, date of incorporation, registered office and registered agent, respectively, of the Surviving Corporation) until, subject to Section 6.6, thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.
Section 1.5   Directors and Officers of the Surviving Corporation.   The directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the initial directors of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the initial officers of the Surviving Corporation, in each case, until their respective successors have been duly elected, designated or qualified, or until their earlier death, disqualification, resignation or removal in accordance with the Surviving Corporation’s Organizational Documents.
ARTICLE II
CONVERSION OF SECURITIES
Section 2.1   Conversion of Shares.   As of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any stockholder of the Company or any holder of any shares of common stock of Merger Sub (“Merger Sub Common Stock”):
(a)   Merger Sub Common Stock.   All of the issued and outstanding shares of Merger Sub Common Stock immediately prior to the Effective Time will be converted into and become one hundred (100) fully paid and nonassessable shares of common stock of the Surviving Corporation and such fully paid and non-assessable shares of common stock will constitute the entire issued and outstanding stock of the Surviving Corporation.
(b)   Cancellation of Treasury Shares and Parent-Owned Shares.   All Common Shares that are owned by the Company as treasury shares and any Common Shares owned by Parent or Merger Sub, in each case immediately prior to the Effective Time, will automatically be cancelled and extinguished and will cease to exist, and no consideration will be payable in exchange therefor.
(c)   Conversion of Common Shares.   Each Common Share issued and outstanding immediately prior to the Effective Time (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) will be converted into the right to receive (i) an amount in cash equal to

$30 (the “Closing Amount”) plus (ii) one (1) contractual contingent value right per Common Share representing the right to receive a contingent payment in cash, without interest, upon the achievement of the Milestone set forth in the CVR Agreement (a “CVR”) ((i) and (ii) collectively, the “Merger Consideration”). From and after the Effective Time, all such Common Shares will no longer be outstanding and will automatically be cancelled and extinguished and will cease to exist, and each holder of a certificate share (a “Certificate”) or book-entry share (a “Book-Entry Share”) (as applicable) representing any such Common Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor, without interest thereon, upon the surrender of such Certificate or transfer of such Book-Entry Share (as applicable) in accordance with Section 2.2.
Section 2.2   Exchange of Certificates.
(a)   Paying Agent.   Parent will designate Citibank, N.A or another bank or trust company that is reasonably acceptable to the Company to act as agent for the holders of the Common Shares in connection with the Merger (the “Paying Agent”) and to receive the funds to which holders of the Common Shares will become entitled in accordance with Section 2.1(c). Parent will deposit or cause to be deposited with the Paying Agent on a timely basis, promptly after the Effective Time (and in any case no later than the business day following the Effective Time), and as and when needed after the Effective Time, cash necessary to pay for the Common Shares converted in the Merger into the right to receive the Closing Amount (the “Exchange Fund”). Parent shall be responsible for all expenses of the Paying Agent. If the Exchange Fund is inadequate to pay the aggregate Closing Amount to which holders of the Common Shares are entitled in accordance with Section 2.1(c), Parent will promptly deposit, or cause the Surviving Corporation promptly to deposit, additional cash with the Paying Agent sufficient to make all payments of the Closing Amount, and Parent and the Surviving Corporation will in any event be liable for payment thereof. The Paying Agent may invest the cash in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments will be paid to Parent. For the avoidance of doubt, Parent shall not be required to cause to be deposited any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the CVR Agreement and no such funds shall be required to be deposited with the Paying Agent.
(b)   Exchange Procedures.   Promptly after the Effective Time (but in no event later than five (5) business days thereafter), the Paying Agent will mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Common Shares, whose shares were converted in accordance with Section 2.1(c) into the right to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of the Certificate to the Paying Agent and will be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed and such other documents as may be reasonably requested by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor (x) an amount in cash equal to the Closing Amount (such payments to be net of applicable Taxes withheld in accordance with Section 2.6) for each Common Share formerly represented by such Certificate and (y) a number of CVRs equal to the number of Common Shares formerly represented by such Certificate, and the Certificate so surrendered will forthwith be cancelled. Until surrendered as contemplated by this Section 2.2, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration (including payment in the form of or with respect to any CVR) as contemplated by this Section 2.2, without interest thereon, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation. Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares will not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one or more Book-Entry Shares whose Common Shares were converted into the Merger Consideration will upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request, be entitled to receive in respect of each such Common Share in exchange therefor (x) an amount in cash equal to the Closing Amount (such payments to be net of applicable

Taxes withheld in accordance with Section 2.6) and (y) a number of CVRs equal to the number of Common Shares, and the Book-Entry Shares of such holder will forthwith be cancelled.
(c)   DTC Procedures.   Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) with the objective that, as promptly as possible following, and in any event within two (2) business days after, the Effective Time (i), the Paying Agent will transmit to DTC or its nominees an amount in cash equal to the product of (1) the number of Common Shares (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time and (2) the Closing Amount (such aggregate amount, the “DTC Payment”) and (ii) the Rights Agent will record a number of CVRs in the name of Cede & Co. equal to the number of Common Shares (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) held of record by DTC or such nominee (such aggregate number of CVRs, the “DTC Issuance”).
(d)   Certain Transfer Taxes.   If any payment in accordance with the Merger is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition of payment that (i) the Certificate or Book-Entry Shares surrendered will be properly endorsed or will be otherwise in proper form for transfer and (ii) the Person requesting such payment will have paid all transfer and other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or will have established to the satisfaction of Parent that such Tax either has been paid or is not applicable. None of Parent, Merger Sub and the Surviving Corporation will have any liability for the transfer Taxes and other similar Taxes described in this Section 2.2(d) under any circumstances.
(e)   Transfer Books; No Further Ownership Rights in Shares.   At the Effective Time, the stock transfer books or ledger of the Company will be closed and thereafter no further registration of transfers of Common Shares will be made on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares evidencing ownership of Common Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Common Shares, except as otherwise provided for herein or by Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, then they will be cancelled and exchanged as provided in this Article II.
(f)   Termination of Exchange Fund; No Liability.   At any time following twelve (12) months after the Effective Time, the Surviving Corporation will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent and not disbursed (or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures) to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Closing Amount payable upon due surrender of their Certificates or Book-Entry Shares, without any interest thereon. Nonetheless, none of Parent, the Surviving Corporation nor the Paying Agent will be liable to any holder of a Certificate or Book-Entry Share for Closing Amount delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority will become, to the extent permitted by applicable Law, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(g)   Lost Certificates.   If any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent or the Paying Agent may reasonably direct as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect thereto.

Section 2.3   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, Common Shares outstanding immediately prior to the Effective Time and held by holders who (x) are entitled to demand appraisal rights under Section 262 of the DGCL, (y) have properly exercised and perfected their respective demands for appraisal of such Common Shares in the time and manner provided in Section 262 of the DGCL and (z) as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive Merger Consideration, but shall, by virtue of the Merger, be entitled to only such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal and payment under the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such holder’s Common Shares shall be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration (without interest thereon and less any amounts entitled to be deducted or withheld pursuant to Section 2.6), and such Common Shares shall no longer be Dissenting Shares. Within ten days after the Effective Time, the Surviving Corporation shall provide each applicable holder of Common Shares with the notice contemplated by Section 262(d)(1) of the DGCL. The Company shall give prompt written notice to Parent of any written demands received by the Company for appraisal of any Common Shares, withdrawal of such demands, and any other instruments received by the Company from holders of Common Shares relating to rights of appraisal, and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any voluntary payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. Prior to the Effective Time, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.
Section 2.4   Company Incentive Plans.
(a)   As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub, or the Company (other than as set out in Section 2.4(c)), each then-outstanding Company Option shall be treated as follows:
(i)   each option to purchase Common Shares granted under the Incentive Plan (each, a “Company Option”) outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is less than the Closing Amount (each, an “In the Money Option”) shall be cancelled and converted into the right to receive (A) cash in an amount, without interest and less applicable Tax withholdings pursuant to Section 2.6, equal to the product of (x) the total number of Common Shares subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per Common Share under such Company Option, which amount shall be paid in accordance with Section 2.4(b) (such amount, the “Closing Option Payment”) and (B) one (1) CVR for each Share subject to such Company Option immediately prior to the Effective Time;
(ii)   each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is equal to or greater than the Closing Amount but less than the sum of (A) the Closing Amount and (B) the Milestone Payment (each such Company Option, a “Closing Date Underwater Option”) shall be cancelled and converted into the right to receive the same consideration as an In the Money Option, except: (x) the Closing Option Payment shall be deemed to have been paid to the holder thereof at the Effective Time in respect of the cancellation of the Closing Date Underwater Option and (y) if the Milestone is achieved in respect of the CVR, the cash amount to be paid in respect of such Company Option in respect of the Milestone Payment shall be equal to the Milestone Payment Amount, without interest and less applicable Tax withholdings pursuant to Section 2.6, which amount shall be paid in accordance with Section 2.4(b); and
(iii)   each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is equal to or greater than the sum of (A) the Closing Amount and (B) the Milestone Payment shall be cancelled without any consideration being payable in respect thereof, and have no further force or effect.
(b)   In full satisfaction of the cancellation of each Company Option described in Section 2.4(a), Parent will pay, or cause to be paid, to SpinCo promptly following the Effective Time the aggregate amount of Closing Option Payments for further distribution by SpinCo, as paying agent on behalf of RemainCo under the Transition Services Agreement, to the applicable holders of Company Options (which, for employees of SpinCo or any of its Subsidiaries, shall be in accordance with the general payroll practices of SpinCo and paid in no event later than ten (10) business days after the Effective Time). The terms of the CVRs to be issued to any holder of Company Options pursuant to Section 2.4(a) and the circumstances in which any payment is made in respect thereof, shall be governed solely by the CVR Agreement. As of the Effective Time, no Person will retain any rights with respect to any previously outstanding Company Options other than the rights of a holder to receive the payment contemplated by this Section 2.4(b), under the CVR Agreement or under the Separation and Distribution Agreement, as applicable.
(c)   As of the Effective Time, the Incentive Plan will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the shares of the Company or any Company Subsidiary will be cancelled. The Company will take, or cause to be taken, all actions necessary to effectuate this Section 2.4, including sending any requisite notices, obtaining any necessary resolutions of the Company Board of Directors or a committee thereof, and obtaining all consents necessary to cash out and cancel, as described in Section 2.4(a), all Company Options so as to ensure that, after the Effective Time, no Person will have any rights under the Incentive Plan other than rights to receive the payments contemplated by Sections 2.4(a), under the CVR Agreement or under the Separation and Distribution Agreement, as applicable. The Company will provide Parent with copies of all such notices, resolutions and other materials in connection with its obligations prior to Closing for its reasonable review and comment prior to distribution.
Section 2.5   Effect on Company Warrants.
(a)   Each Private Placement Warrant that is outstanding immediately prior to the Effective Time will be cancelled as of the Effective Time in exchange for the right to receive (A) cash in an amount equal to the product of (1) the total number of Common Shares such Private Placement Warrant holder would have received had such Private Placement Warrant been exercised in full on a cashless basis immediately prior to the Effective Time (the “Private Placement Shares”) and (2) the Closing Amount, which amount shall be paid in accordance with Section 2.2(a), mutatis mutandis and (B) a number of CVRs equal to the total number of Private Placement Shares as of immediately prior to the Effective Time.
(b)   Each 2020 Oxford Warrant that is outstanding immediately prior to the Effective Time will be cancelled as of the Effective Time in exchange for the right to receive (A) cash in an amount equal to the product of (i) the total number of Common Shares such 2020 Oxford Warrant holder would have received had such 2020 Oxford Warrant been exercised in full on a cash basis immediately prior to the Effective Time (the “2020 Oxford Shares”) and (ii) the difference between (1) the Closing Amount and (2) $17.00, which amount shall be paid in accordance with Section 2.2(a), mutatis mutandis, and (B) a number of CVRs equal to the total number of 2020 Oxford Shares as of immediately prior to the Effective Time.
(c)   Each holder of Private Placement Warrants and 2020 Oxford Warrants will, upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request in connection therewith, be entitled to receive in respect of each of such holder’s Private Placement Warrants or 2020 Oxford Warrants, as applicable, in exchange therefor (x) the amount in cash and (y) the number of CVRs, in each case, as set forth in Section 2.5(a) or Section 2.5(b), as applicable.
(d)   Except as set forth in Section 2.5(a) and Section 2.5(b), each Company Warrant that is outstanding immediately prior to the Effective Time shall be cancelled in accordance with its terms without any consideration being payable in respect thereof, and have no further force or effect.

(e)   As of the Effective Time, each holder of Company Warrants shall cease to have any other rights in and to the Company and the Surviving Corporation, and each Company Warrant shall thereafter represent only the right to receive the applicable Merger Consideration, if any.
Section 2.6   Withholding.   Each of Parent, Merger Sub and the Surviving Corporation will be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from any amounts payable or otherwise deliverable in accordance with this Agreement, the CVR Agreement or any other ancillary agreement such amounts as are required to be deducted or withheld therefrom in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or non-U.S. Tax Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Governmental Authority on a timely basis in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement, the CVR Agreement and any other agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Notwithstanding anything to the contrary in this Agreement, the CVR Agreement or any ancillary agreement, any amounts subject to compensatory withholding and payable pursuant to or as contemplated by this Agreement, the CVR Agreement or any other ancillary agreement will be remitted by the applicable payer to the Company for payment through the Company’s or a Company Subsidiary’s payroll procedures in accordance with applicable Law.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as disclosed in the particular section or subsection of the Company Disclosure Letter referenced therein (it being understood and agreed that any information set forth in one section or subsection of the Company Disclosure Letter also will apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face from the text of the disclosure) or (b) as disclosed in the Company SEC Documents filed or furnished with the Securities and Exchange Commission (the “SEC”) by the Company at least two (2) business days prior to the date of this Agreement (but excluding any supplements or amendments thereto to the extent such supplement or amendment is not publicly filed at least two (2) business days prior to the date hereof, and further excluding any disclosure contained under the heading “Risk Factors” or in any “forward-looking statements” disclaimer or any other precautionary or other forward-looking statements) and to the extent publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.1   Organization; Qualification.   The Company and each Company Subsidiary (i) is a legal entity duly incorporated, registered, organized and validly existing, (ii) is in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable, and (iii) has the requisite power and authority to conduct its business in the manner in which its business is currently being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently owned, leased and operated, in the case of clauses (ii) and (iii), except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified or licensed to do business and is in good standing (or local equivalent) in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing (or local equivalent) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and correct copies of the Organizational Documents of the Company have been made available to Parent and are in full force and effect and the Company is not in violation of any of the provisions thereof.
Section 3.2   Capitalization; Subsidiaries.
(a)   As of the close of business on January 18, 2024 (the “Capitalization Date”), the Company was authorized to issue a maximum of (i) 120,000,000 Common Shares, 47,378,061 of which were issued and outstanding and none of which were held by the Company as treasury shares, and (ii) 15,000,000 shares of preferred stock, par value $0.0001 (“Company Preferred Shares”) none of which were issued and outstanding. There are no other classes of shares of the Company and no bonds, debentures, notes or other Indebtedness or securities of the Company having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which holders of any class of shares of the Company may vote authorized, issued or outstanding. As of the close of business on the Capitalization Date, there were (A) outstanding Company Options to purchase 6,484,976 Common Shares, (B) 2,425,117 Common Shares reserved for future issuance under the Incentive Plan and (C) 6,761,990 Common Shares issuable upon the exercise of outstanding Company Warrants. Since the close of business on the Capitalization Date, and except as disclosed on Section 3.2(a) of the Company Disclosure Letter, there has been no issuance or grant of any Common Shares, Company Preferred Shares, warrants to purchase equity securities of the Company or any other securities of the Company, other than any de minimis issuances of Common Shares or other securities in accordance with the exercise of any Company Options outstanding as of the close of business on the Capitalization Date in accordance with the terms of the Incentive Plan and the applicable award agreement thereunder and disclosed on Section 3.2(b) of the Company Disclosure Letter.
(b)   Section 3.2(b)   of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, each outstanding Company Option and, to the extent applicable, (i) the name (or employee identification number) of the holder thereof, (ii) the number of Common Shares issuable thereunder, (iii) the exercise price relating thereto, (iv) the amount vested (or exercisable) and outstanding and the amount unvested (or not exercisable and outstanding) and (v) the grant date. Each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the “Company Option Grant Date”) by all necessary corporate action. No Company Option has been granted with a per share exercise price less than the fair market value of a Common Share on the applicable Company Option Grant Date, and the Company has not granted any Company Options that are subject to Section 409A of the Code. Each grant of a Company Option was made in accordance with, to the extent applicable, (A) the Incentive Plan, (B) all applicable securities Laws and any applicable listing and governance rules and regulations of NASDAQ, (C) the Code and (D) all other applicable Laws. The Company has the requisite power and authority, in accordance with the Incentive Plan, the applicable award agreements and any other applicable contract, to take the actions contemplated by Section 2.4 and the treatment of the Company Options as described in Section 2.4, as of the Effective Time will be binding on the holders of Company Options. All of the outstanding Common Shares have been issued pursuant to an effective registration statement filed in accordance with the federal securities Laws or an appropriate exemption therefrom.
(c)   Section 3.2(c)   of the Company Disclosure Letter sets forth for each Company Warrant: (i) the form of Company Warrant, (ii) the number of Common Shares subject to such Company Warrant, (iii) the issue date and (iv) the exercise price. The issuance of each Company Warrant was made in accordance with all applicable securities and other Laws and any applicable listing and governance rules and regulations of NASDAQ. Upon compliance with Section 6.12, the Company shall have the requisite power and authority, in accordance with the terms of each Company Warrant and any applicable Contracts governing such Company Warrants, to take the actions contemplated by Section 2.5 and the treatment of the Company Warrants as described in Section 2.5, as of the Effective Time, will be binding on the holders of the Company Warrants.
(d)   All of the issued and outstanding Common Shares have been, and all of the Common Shares that may be issued in accordance with any of the Company Options and the Company Warrants will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are, or will be when issued, fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of each Company Warrant, the Incentive Plan and the forms of stock option agreements evidencing the Company Options, and with respect to the foregoing forms, other than differences with respect to the number of Common Shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such stock option agreement contains terms that are not consistent with, or in addition to, such forms.
(e)   As of the date of this Agreement, other than the Incentive Plan, the Company Warrants and as provided in the Separation and Distribution Agreement, there are no (i) existing options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments of any kind obligating the Company or any Company Subsidiary to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of, or other securities of, the Company or any RemainCo Subsidiary or securities convertible into or exchangeable for such shares or other securities, or obligating the Company or any RemainCo Subsidiary to grant, extend or enter into such options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments, (ii) outstanding obligations of the Company or any RemainCo Subsidiary to repurchase, redeem or otherwise acquire any securities of the Company or any RemainCo Subsidiary, or any securities representing the right to purchase or otherwise receive any other securities of the Company or any RemainCo Subsidiary, (iii) agreements with any Person to which the Company or any Company Subsidiary is bound (A) restricting the transfer of the securities of the Company or any RemainCo Subsidiary or (B) affecting the voting rights of securities of the Company or any RemainCo Subsidiary (including shareholder agreements, voting trusts or similar agreements) or (iv) outstanding or authorized equity or equity-based compensation awards, including any equity appreciation rights, security-based performance units, “phantom” stock, profit-participation or other security rights issued by the Company or any RemainCo Subsidiary, or other agreements, arrangements or commitments of any character (contingent or otherwise) to which the Company or any RemainCo Subsidiary is bound, in each case, in accordance with which any Person is entitled to receive any payment from the Company or any Company Subsidiary based in whole or in part on the value of any securities of the Company or any RemainCo Subsidiary. The Company has no “rights plan,” “rights agreement” or “poison pill” in effect.
(f)   Each Company Subsidiary existing on the date of this Agreement is listed on Section 3.2(f) of the Company Disclosure Letter. The Company owns, beneficially and of record, directly or indirectly, all of the issued and outstanding company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests in each such Subsidiary, free and clear of all Liens (other than any transfer restrictions imposed by applicable securities Laws), and all company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests of each of the Company Subsidiaries are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of the currently effective corporate or other organizational documents for each Company Subsidiary, and such organizational or governing documents of each of the Company Subsidiaries are in full force and effect. Other than investments in cash equivalents (and ownership by the Company or any Company Subsidiary of securities of any other Company Subsidiary), neither the Company nor any Company Subsidiary (i) owns directly or indirectly any securities of any Person other than a Company Subsidiary or (ii) has any obligation or has made any commitment to acquire any securities of any Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person.
(g)   All dividends or distributions on any securities of the Company or any Company Subsidiary that have been declared or authorized have been paid in full.
Section 3.3   Authority; Binding Nature of Agreement.
(a)   Assuming the representations and warranties set forth in Section 4.11 are true and correct, the Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Spin-Off Agreements and to consummate the transactions contemplated hereby and thereby, subject only to the adoption of this Agreement by the approval of the holders of a majority of the outstanding Common Shares entitled to vote on such matters at the Stockholders Meeting (the “Company Requisite Vote”). Assuming the representations and warranties set forth in Section 4.11 are true and correct, the execution, delivery and performance of this Agreement and the Spin-Off Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by all requisite action by the Company, and no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the Spin-Off Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, other than the Company Requisite Vote. This Agreement and the Spin-Off Agreements have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement and the Spin-Off Agreements by the other parties hereto and thereto, constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.
(b)   The Company Board of Directors has: (i) determined that the Merger, the Spin-Off and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement and the Separation and Distribution Agreement; (iii) directed that the adoption of this Agreement and the Separation and Distribution Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting; and (iv) subject to the terms and conditions of this Agreement, resolved to make the Company Board Recommendation. As of the date of this Agreement, the Company Board Recommendation has not been amended, rescinded or modified.
Section 3.4   No Conflict; Required Filings and Consents.
(a)   Neither the execution and delivery of this Agreement or the Spin-Off Agreements by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with this Agreement or the Spin-Off Agreements, will (i) violate any provision of the Company’s Organizational Documents or the Organizational Documents of any Company Subsidiary, (ii) assuming compliance with and that the Consents, registrations, declarations, filings and notices referenced in Section 3.4(b) have been obtained or made, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any Contract to which the Company or any Company Subsidiary is a party (other than a Benefit Plan) or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company or any Company Subsidiary, other than, in the case of clauses (ii) and (iii) above, that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   No consent, approval, license, permit, waiver, Order or authorization (a “Consent”) of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the Spin-Off Agreements or the consummation of the transactions contemplated hereby or thereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”) or the Securities Act, (ii) compliance with applicable rules and regulations of NASDAQ and the listing of the shares of common stock of SpinCo on NASDAQ, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) as may be required pursuant to the Antitrust Laws set forth on Section 3.4(b) of the Company Disclosure Letter, (v) any filings with the relevant authorities of states in which the Company or any Company Subsidiary is qualified to do business and (vi) such other Consents, registrations, declarations, filings or notices, the failure of which to be obtained or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.5   Company SEC Documents; Financial Statements.
(a)   Since the Reference Date, the Company has timely filed with, or furnished to, the SEC all registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required by it to be filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) (the “Company SEC Documents”). To the extent that any Company SEC Document filed (including by incorporation by reference) after the Reference Date available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC to the extent permissible by law. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements, on the dates of effectiveness), each Company SEC Document has complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Company SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, was filed in accordance with the Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. All of the audited financial statements and unaudited interim financial statements of the Company included in the Company SEC Documents (i) have been derived from the accounting books and records of the Company and the Company Subsidiaries, (ii) have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis (“GAAP”) during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements of the Company, as may be permitted in accordance with Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly present in all material respects the financial position, the shareholders’ equity, the results of operations and the cash flows of the Company and its consolidated Subsidiaries, as applicable, as of the times and for the periods referenced therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments, none of which, individually or in the aggregate, will be material). No Company Subsidiary is required to file or furnish any form, report or other document with the SEC.
(b)   Prior to the date of this Agreement, the Company has delivered or made available to Parent correct and complete copies of all comment letters from the SEC since the Reference Date with respect to any of the Company SEC Documents, together with all written responses of the Company thereto, to the extent such correspondence is not available on EDGAR. As of the date of this Agreement, no comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents remain outstanding or unresolved, and, to the Knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review or investigation.
(c)   The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurance with respect to the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including policies that provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Company’s independent auditors and the audit committee of the Company Board of Directors (and made available to Parent a summary of the important aspects of such disclosure, if any) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the Reference Date, the Company has not identified any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial reporting.
(d)   The Company maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits in accordance with the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required in accordance with the Exchange Act with respect to such reports.
(e)   As of the date of this Agreement, no SEC Proceedings are pending or threatened in writing, in each case, with respect to any accounting practices of the Company or any Company Subsidiary or any malfeasance by any director or executive officer of the Company or any Company Subsidiary. Since the Reference Date, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted.
(f)   The Company does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.
(g)   Neither the Company nor any Company Subsidiary is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company SEC Documents (including any audited financial statements and unaudited interim financial statements of the Company included therein).
Section 3.6   Absence of Certain Changes or Events.   Since January 1, 2023 through the date of this Agreement, (a) the respective businesses of the Company and each Company Subsidiary have been conducted in all material respects in the ordinary course of business, other than discussions and negotiations related to this Agreement, the Spin-Off Agreements or any other potential strategic transactions, and (b) no Event has occurred or exists that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect. Since September 30, 2023 through the date of this Agreement, neither the Company nor any Company Subsidiary has taken, committed or agreed to take any action that if taken without the consent of Parent after the date of this Agreement, would have constituted a breach of (A) Section 5.1(b)(i), (ii), (x), (xi), (xii), (xv), (xvii) or (xix) or (B) Section 5.1(b)(xxiv), solely with respect to any of the foregoing clause (A), in each case if such covenants had been in effect as of September 30, 2023.
Section 3.7   No Undisclosed Liabilities.   Other than liabilities or obligations (a) as (and to the extent) reflected or reserved against in the Company’s consolidated balance sheet as of September 30, 2023, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2023, (b) except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect, (c) incurred pursuant to the terms of this Agreement or the Spin-Off Agreements, (d) incurred in the ordinary course of business since December 31, 2022 or (e) incurred in connection with the performance of Contracts to which the Company or one of the Company Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of or default under such Contract and such Contract has been filed with the SEC or made available), neither the Company nor any Company Subsidiary has incurred any liability of the type required to be disclosed as a liability on a consolidated balance sheet of the Company (or the notes thereto) in accordance with GAAP.

Section 3.8   Litigation.   As of the date of this Agreement, (a) no Proceeding is pending or, to the Knowledge of the Company, threatened against the Company, any Company Subsidiary, any asset or property of the Company or any Company Subsidiary or any present officer or director, or, to the Knowledge of the Company, any former officer or director, or present or former employee of the Company or any Company Subsidiary (in the case of each of the foregoing, in such individual’s capacity as such) at law or in equity, and (b) no Order is outstanding against, or involving, the Company, any Company Subsidiary or any asset or property of the Company or any Company Subsidiary, or, to the Knowledge of the Company, against or involving any present or former officer, director or employee of the Company or any Company Subsidiary (in the case of each the foregoing, in such individual’s capacity as such) that, in the case of each of clauses (a) and (b) above in this Section 3.8, (i) has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or (ii) would reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby. Neither the Company nor any Company Subsidiary has any material Proceedings pending against any other Person.
Section 3.9   Permits; Compliance with Laws.
(a)   (i) The Company and each Company Subsidiary are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, product listings, registrations, Orders and other authorizations, including any supplements and amendments thereto, necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties and assets in accordance with all Laws or to carry on their respective businesses in accordance with all Laws (the “Company Permits”), except where the failure to obtain or have any such Company Permit would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (ii) all such Company Permits are in full force and effect, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (iii) there has occurred no material violation of, material default (with or without notice or lapse of time or both) under, or event giving to others any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any Company Permit and (iv) no modification, suspension, cancellation, withdrawal or revocation thereof is pending or, to the Knowledge of the Company, threatened. The consummation of the transactions contemplated hereby will not cause the revocation or cancellation of any Company Permit that is material to the Company and its Subsidiaries, taken as a whole.
(b)   The Company and each Company Subsidiary are, and have been since the Reference Date, in compliance with (i) all Laws and (ii) all Company Permits, except where any failure to be in such compliance (A) has not had, and would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, and (B) would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby.
(c)   The Company and each of its officers and directors, in their capacity as such, are in material compliance with, and have since the Reference Date, complied in all material respects with, (i) the applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated under such act or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ.
(d)   Since the Reference Date, neither the Company nor any Company Subsidiary or, to the Knowledge of the Company, any of their respective directors, officers or employees, has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority or other Person asserting that the Company or any Company Subsidiary is, or is suspected of, alleged to be or under investigation for being, not in compliance in all respects with any Laws or Company Permits, except as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.10   Employee Benefit Plans.
(a)   Section 3.10(a)   of the Company Disclosure Letter contains a correct and complete list of each material Benefit Plan. “Benefit Plan” means (i) each “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (“Pension Plans”), (ii) each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) (whether or not subject to ERISA), (iii) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); and (iv) each other benefit plan, policy, program, agreement or arrangement, including but not limited to any bonus, commission, deferred compensation, severance, separation, vacation, paid time off, retention, change in control, transaction, tax gross-up, employment, offer letter, individual independent contractor or consulting, pension, profit-sharing, retirement, insurance, stock bonus, stock purchase, stock option, restricted stock, stock appreciation right, incentive or equity compensation or other equity or equity-based compensation, deferred compensation, welfare-benefit, or fringe benefit plan, program, policy, agreement, arrangement or practice sponsored, maintained, contributed to or required to be contributed to, by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary is a party, for the benefit of any current or former employees, officers, directors, individual consultants or individual independent contractors of the Company or any Company Subsidiary, or under which the Company or any Company Subsidiary has or can reasonably be expected to have any liability, contingent or otherwise (in each case prior to giving effect to the Spin-Off). With respect to each material Benefit Plan, the Company has delivered or made available to Parent and Merger Sub correct and complete copies of the plan document (including all amendments thereto) or a written description if such Benefit Plan is not otherwise in writing. No Benefit Plan is maintained outside the jurisdiction of the United States or covers any employees or other service providers of the Company or any Company Subsidiary who reside or work outside of the United States.
(b)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Benefit Plan is and has at all times been maintained, operated and administered in accordance with its terms and in compliance in all respects with Law, including ERISA and the Code. Each Benefit Plan has been administered, maintained, and operated in all respects in both documentary and operational compliance with Section 409A of the Code to the extent applicable.
(c)   Each Pension Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such Pension Plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the Knowledge of the Company, no condition exists that would be expected to adversely affect such qualification or result in material liability to the Company.
(d)   None of the Benefit Plans is, and none of the Company, any Company Subsidiary or any ERISA Affiliate has, in the past six (6) years, sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA) or (iii) a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA). There are no material unpaid contributions due with respect to any Benefit Plan that are required to have been made in accordance with such Benefit Plan, any related insurance Contract or any Law, or to the extent not yet due, such contributions have been properly accrued on the applicable balance sheet in accordance with the applicable Benefit Plan and Law. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any liability under Title IV of ERISA to the Company, any Subsidiary or, following the Effective Time, the Surviving Corporation. “ERISA Affiliate” means each trade or business, whether or not incorporated, that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer,” with the Company or any Company Subsidiary within the meaning of Section 4001 of ERISA or Section 414 of the Code.
(e)   Neither the Company nor any Company Subsidiary has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Benefit Plan that reasonably would be expected to subject the Company, any Company Subsidiary or the Surviving Corporation to any material Tax or material penalty.
(f)   With respect to any Benefit Plan, there is no Proceeding pending or threatened in writing, with or by a current or former fiduciary, participant, employee, officer, director or other individual service provider of the Company, the Internal Revenue Service, the U.S. Department of Labor or any other Governmental Authority, other than routine claims for benefits, in each case, that would reasonably be expected to subject the Company, any Company Subsidiary or the Surviving Corporation to any material liability.
(g)   Neither the Company nor any Subsidiary has any obligation to provide any post-termination health or welfare benefits (whether or not insured) to current or former employees, officers, directors or individual service providers, except as specifically required by Part 6 of Title I of ERISA for which the covered Person pays the full premium cost of coverage or under individual employment agreements listed on Section 3.10(a) of the Company Disclosure Letter.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the Merger or any of the other transactions contemplated hereby, either alone or in combination with any termination of employment or service (or other event or occurrence that could reasonably be expected to occur in connection with the Merger), should (i) entitle any current or former employee, officer, director or other individual service provider of the Company or any Company Subsidiary to any payment or benefit (or result in the funding of any such payment or benefit) or result in any forgiveness of Indebtedness with respect to any such Persons, (ii) increase the amount of any compensation or other benefits otherwise payable by the Company or any Company Subsidiary, (iii) require a contribution or funding by the Company or any Company Subsidiary to a Benefit Plan or the transfer or setting aside of assets to fund any benefits under a Benefit Plan, (iv) result in the acceleration of the time of payment, funding or vesting of any compensation or other benefits or (v) result in the payment or provision of any amount that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code.
(i)   No Person is entitled to any gross-up, make-whole, or other additional payment from the Company or any Company Subsidiary with respect to any Tax or interest or penalty related thereto, including in accordance with Sections 4999 or 409A of the Code.
Section 3.11   Labor Matters.
(a)   (i) No labor disruptions or organizing activities (including any strike, labor dispute, work slowdown, work stoppage, picketing or lockout) are pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary, nor has any such disruption or activity occurred since the Reference Date, (ii) neither the Company nor any Company Subsidiary is a party to, bound by (or otherwise subject to) or in the process of negotiating any labor, collective bargaining, works council or similar agreement, (iii) none of the employees of the Company or any Company Subsidiary is represented by any labor union, works council, employee representative group or similar organization (each, a “Union”) with respect to his or her employment with the Company or any Company Subsidiary and (iv) no written demand has been made or petition has been filed or Proceedings instituted by an employee or group of employees of the Company or any Company Subsidiary or any Union with any labor relations board or other Governmental Authority seeking recognition of any Union to represent employees of the Company or any Company Subsidiary. No notice, consent or consultation obligations with respect to any employees of Company or any Company Subsidiary, or any Union, will be a condition precedent to, or triggered by, the execution of the Agreement or the consummation of the transactions contemplated hereby.
(b)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each of the Company and each Company Subsidiary are, and since the Reference Date have been, in compliance, in all respects, with all applicable Laws relating to labor and employment matters, including work authorization, fair employment practices (including relating to harassment or discrimination), equal employment opportunity, disability rights, terms and conditions of employment, consultation with employees, immigration (including work authorization), wages, hours (including overtime and minimum wage requirements), compensation, workers’ compensation, unemployment insurance, classification of employees and individual independent contractors, employee leaves of absence, occupational safety and health, and collective or mass layoffs and plant closings. Neither the Company nor any Company Subsidiary has taken any action since the Reference Date, that would (i) constitute a “Mass Layoff” or “Plant Closing” within the meaning of the Worker Adjustment Retraining Notification Act of 1988, as amended (the “WARN Act”), or any similar state, local or foreign Law or (ii) otherwise trigger any liability or obligations under the WARN Act or any similar state, local or foreign Law.
(c)   There is not, and since the Reference Date there has been no material Proceeding pending or, to the Knowledge of the Company, threatened in writing (i) by or before any Governmental Authority with respect to the Company or any Company Subsidiary concerning employment-related matters (including, without limitation, the U.S. Immigration and Customs Enforcement or other federal agency charged with administration and enforcement of immigration laws concerning the Company and its Subsidiaries) or (ii) against or affecting the Company or any Company Subsidiary brought by any current or former applicant, employee or independent contractor of the Company or any Company Subsidiary in respect of any employment-related matters (including, for the avoidance of doubt, matters relating to allegations of sexual harassment, sexual assault, or other similar material misconduct in connection with their employment with the Company or any Company Subsidiary), except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   All employees of the Company and each Company Subsidiary have provided appropriate documentation demonstrating their authorization to work in the jurisdiction in which they are working.
Section 3.12   Taxes.   Except as would not be expected to, individually or in the aggregate, have a Company Material Adverse Effect:
(a)   The Company and each Company Subsidiary have (i) duly and timely filed, or caused to be duly and timely filed (taking into account any extension of time within which to file), all Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are correct and complete in all respects and (ii) paid all Taxes due and owing (whether or not shown) on such Tax Returns.
(b)   The Company and each Company Subsidiary have made adequate provision (or adequate provision has been made on their behalf) in the Company’s consolidated financial statements for all accrued Taxes not yet due, and the Company and each Company Subsidiary have not incurred any liability for Taxes other than in the ordinary course of business.
(c)   There are no pending, ongoing or, to the Knowledge of the Company, threatened, Proceedings by any Governmental Authority with respect to Taxes of or with respect to the Company or any Company Subsidiary. No deficiencies for Taxes have been claimed, proposed, assessed or, to the Knowledge of the Company, threatened or asserted, against the Company or any Company Subsidiary by any Governmental Authority that have not been fully paid, settled or withdrawn or is not being contested in good faith and in accordance with applicable Law. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to or is the beneficiary of any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. Neither the Company nor any Company Subsidiary has received a written claim from any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not currently file a Tax Return that it is or may be subject to taxation by or required to file Tax Returns in that jurisdiction.
(d)   All Taxes that the Company or any Company Subsidiary is or was required by Law to withhold or collect have been duly and timely withheld or collected, and have been duly and timely paid to the proper Governmental Authority or other proper Person or properly set aside in accounts for this purpose. The Company and each Company Subsidiary has complied in all respects with the reporting and recordkeeping requirements associated with such withholding and collection.
(e)   There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements or any similar requests with respect to Taxes of the Company or of any Company Subsidiary that will remain in effect or apply for any period after the Effective Time.

(f)   Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received on or prior to the Effective Time, (iii) Section 481(a) of the Code (or an analogous provision of state, local, or foreign Law) by reason of a change in accounting method made prior to the Effective Time or (iv) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed prior to the Closing.
(g)   Neither the Company nor any Company Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group comprised solely of the Company or any Company Subsidiary), and neither the Company nor any Company Subsidiary has any liability for Taxes of any other Person (other than Taxes of the Company or any Company Subsidiary) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, or by Contract (other than customary commercial Contracts entered into in the ordinary course of business and the principal subject matter of which is not Taxes).
(h)   Neither the Company nor any Company Subsidiary is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than (A) such an agreement or arrangement exclusively between or among the Company and any Company Subsidiary, (B) customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes or (C) this Agreement and the Spin-Off Agreements) that will not be terminated on or before the Closing Date without any future liability to the Company or any Company Subsidiary.
(i)   There are no Liens for Taxes on any of the assets of the Company or any Company Subsidiary, other than those described in clause (a) of the definition of “Permitted Lien”.
(j)   Neither the Company nor any Company Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code or Treasury Regulation Section 1.6011-4(b)(2).
(k)   Neither the Company nor any Company Subsidiary has been a party to any transaction intended to qualify under Section 355 of the Code.
(l)   The Company and each Company Subsidiary is and has at all times been resident for Tax purposes in its country of incorporation or formation and is not and has not at any time been resident in any other country for any Tax purposes or been subject to Tax in any country other than the country of incorporation or formation by virtue of having a branch, permanent establishment, place of control and management or other place of business in that country.
Section 3.13   Material Contracts.
(a)   Section 3.13(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Company Material Contract, a correct and complete copy of each of which, together with all material amendments, waivers or other changes thereto, has been made available to Parent. “Company Material Contract” means any Contract, other than any Contract that is a SpinCo Asset, to which the Company or any of the Company Subsidiaries is a party or to or by which any asset or property of the Company or any Company Subsidiary is bound or affected, other than any Contract that is a (1) nondisclosure agreement entered into (x) in the ordinary course of business or (y) in connection with discussions, negotiations and transactions related to this Agreement or other Company Acquisition Proposals or (2) Benefit Plan, that:
(i)   is a Contract involving payment by or to the Company or a Company Subsidiary of more than $1,000,000 in the past twelve (12) months or is expected to involve payment by or to the Company or a Company Subsidiary of more than $1,000,000 within twelve (12) months after the date of this Agreement;
(ii)   constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act);

(iii)   is a joint venture, alliance, partnership, stockholder, development, co-development or similar profit-sharing Contract;
(iv)   is an agency, sales, marketing, commission, distribution, formulary or medical benefit coverage, international or domestic sales representative or similar Contract that resulted in the payment by or to the Company or any Company Subsidiary of more than $600,000 in the aggregate in the past twelve (12)-month period or is expected to involve payment by the Company of more than $600,000 within twelve (12) months after the date of this Agreement;
(v)   is a Contract (other than those solely between or among the Company and any wholly owned RemainCo Subsidiary) relating to Indebtedness in excess of $1,000,000 of the Company or any Company Subsidiary (whether outstanding or as may be incurred);
(vi)   is a Contract (other than those solely between or among the Company and any wholly owned RemainCo Subsidiary) relating to Indebtedness of a third Person owed to the Company or any Company Subsidiary in excess of $1,000,000;
(vii)   is a Contract not otherwise listed under any other prong of this Section 3.13(a) that creates future payment obligations, including settlement agreements, in excess of $1,000,000, or creates or could create a Lien (other than a Permitted Lien) on any asset of the Company or any Company Subsidiary, or restricts the payment of dividends;
(viii)   is a Contract under which the Company or any RemainCo Subsidiary has granted any Person registration rights (including demand and piggy-back registration rights) that does not terminate by its terms in connection with the transactions contemplated hereby;
(ix)   is a Contract containing a right of first refusal, right of first negotiation or right of first offer with respect to any equity interest or material assets of the Company or any RemainCo Subsidiary;
(x)   is a Contract that contains exclusivity obligations or otherwise materially limits the freedom or right of the Company or any Company Subsidiary to sell, distribute or manufacture any products or services for any Person;
(xi)   is a Contract (A) obligating the Company or any Company Subsidiary to purchase a specified minimum amount of goods or services or (B) containing any “most favored nations” terms and conditions granted by the Company or any Company Subsidiary;
(xii)   is a Contract with any Governmental Authority;
(xiii)   is a non-competition Contract or any other Contract that materially limits, restricts or prohibits, or purports to limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Company or any RemainCo Subsidiary is or could be conducted or (B) the lines or types of businesses that the Company or any RemainCo Subsidiary conducts or has a right to conduct;
(xiv)   is a Contract relating to the acquisition or disposition of any Person or any business division thereof that contains material indemnities, deferred or contingent purchase price obligations or other payment obligations that remain outstanding;
(xv)   is an Intellectual Property Agreement;
(xvi)   is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate, which obligations are material to the Company and the RemainCo Subsidiaries, taken as a whole;
(xvii)   is a Contract with third party manufacturers and/or suppliers for the manufacture and/or supply of materials or products in the supply chain for Company Products that involve payments in excess of $1,000,000 during the current fiscal year;

(xviii)   is a hedging, derivative or similar Contract (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any similar Contract designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);
(xix)   is a Contract pursuant to which the Company or any Company Subsidiary has contingent obligations that upon satisfaction of certain conditions precedent will result in the payment by the Company or any Company Subsidiary of more than $1,000,000 in the aggregate over a twelve (12)-month period, in either milestone or contingent payments or royalties, upon (A) the achievement of regulatory or commercial milestones or (B) the receipt of revenue or income based on product sales;
(xx)   is a Contract which provides for a loan or advance of any amount to any employee of the Company or any temporary agency employee, consultant or other independent contractor of the Company or any Company Subsidiary, other than travel and similar advances to the Company’s employees in the ordinary course of business;
(xxi)   is a Contract, including any ancillary or subagreements thereto, with any contract research organization or other agreement, including any ancillary or subagreements thereto, with a third party which is conducting one or more clinical studies on behalf of the Company or any Company Subsidiary and is reasonably expected to require payment of more than $400,000 within twelve (12) months prior to or after the date of this Agreement; or
(xxii)   is a Contract to enter into any of the foregoing; or
(xxiii)   is a contract listed on Section 3.13(a)(xxiii) of the Company Disclosure Letter.
(b)   (i) Neither the Company nor any Company Subsidiary is in material breach of or material default under (or, with the giving of notice or lapse of time or both, would be in material default under), and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract to which it is a party or by which it is bound, (ii) to the Knowledge of the Company, no other party to any Company Material Contract is in material breach of or material default (or, with the giving of notice or lapse of time or both, would be in material default) under, and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract and (iii) each Company Material Contract is (A) a valid and binding obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto (provided, however, that (x) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights and remedies generally and (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (B) in full force and effect.
Section 3.14   Intellectual Property.
(a)   The Company or a Company Subsidiary owns, is licensed to use or otherwise has the right to use and, as of the Closing, subject to the receipt of any necessary third-party consents set forth in Section 6.9 of the Company Disclosure Letter and the receipt by Company of the services to be provided under this Agreement and the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, will have the right to use, all Patents, Trademarks, Trade Secrets, Know-How, Copyrights, Database Rights, Design Rights and all other Intellectual Property (including biological materials), all registrations of any of the foregoing, or applications therefor, in each case, that are used in, intended to be used with, developed, filed or registered for, practiced in or necessary to the conduct of the 101 Business as presently conducted and as presently contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) (collectively, the “Company Intellectual Property,” and all Company Intellectual Property owned or purported to be owned by the Company or a Company Subsidiary, the “Owned Company Intellectual Property”). The Company and the Company Subsidiaries possess legally sufficient and enforceable rights pursuant to written agreements to use, and as of the Closing, subject to the receipt of any necessary third-party consents in Section 6.9 of the Company Disclosure Letter and the receipt by Company of the services and benefits provided under this Agreement and the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, will have the right to use, all Company Intellectual Property that is used in, held for use in, intended to be used with, developed, filed or registered for, practiced in, or necessary to the conduct of the 101 Business and that is not solely owned by the Company or a Company Subsidiary. This Section 3.14(a) shall not constitute or be deemed to be a representation or warranty with respect to infringement, misappropriation or other violation of the Intellectual Property rights of any third Person.
(b)   Section 3.14(b)(1) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all issued Patents, Patent applications, registered Trademarks, Trademark registration applications, registered Copyrights, registered Design Rights, Design Rights registration applications, social media handles and internet domain names within the scope of the 101 Business (i) that are owned or purported to be owned by the Company or a Company Subsidiary, (ii) in which the Company or a Company Subsidiary has any ownership rights, or (iii) that are exclusively licensed to the Company or a Company Subsidiary and the Company or a Company Subsidiary controls prosecution thereof (collectively, the “Registered Company Intellectual Property” and clauses (i) and (ii), the “Owned Registered Company Intellectual Property”). Such list indicates for each item, as applicable, the record owner, application or registration number, filing, issuance, applicable filing jurisdiction, registration or application date, and current status. Section 3.14(b)(2) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all abandoned and expired Patents and Patent applications within scope of the 101 Business (x) that are owned or purported to be owned by the Company or a Company Subsidiary or (y) in which the Company or a Company Subsidiary has any ownership rights. Other than items denoted as “expired” or “abandoned” in Section 3.14(b)(2) of the Company Disclosure Letter, the Registered Company Intellectual Property owned by the Company or any Company Subsidiary is subsisting and all issued or granted items included therein are in full force and effect, and have not been abandoned or dedicated to the public domain or adjudged invalid or unenforceable. Section 3.14(b)(3) of the Company Disclosure Letter also identifies each proprietary Software program that is (x) material to the 101 Business, and (y) owned or purported to be owned by the Company or a Company Subsidiary or licensed, either exclusively or non-exclusively, to the Company or a Company Subsidiary, other than licenses for open source Software or off-the-shelf Software commercially available on standard terms.
(c)   Up to and until the Effective Time, subject to applicable Law, should the Company develop, file or register for any Intellectual Property that would have been required to be included in Section 3.14(b)(1) of the Company Disclosure Letter prior to the date of this Agreement, the Company will use reasonable best efforts to supplement Section 3.14(b)(1) of the Company Disclosure Letter to reflect such additions and reasonably promptly provide Parent with any applicable supplements to Section 3.14(b)(1) of the Company Disclosure Letter. The Company will remain responsible for taking care of all pending fees and actions for Registered Company Intellectual Property that fall due prior to the Effective Time. As of the Effective Time, the Company or the Company’s patent or trademark counsel, at Parent’s cost, will have completed the payment or filing of any pending taxes, fees and actions for Registered Company Intellectual Property that fall due within thirty (30) days following the Effective Time. There is no Registered Company Intellectual Property, that as of the Closing, will be owned by the SpinCo Group (as defined in the Separation and Distribution Agreement), and which (x) is necessary for the 101 Business as presently conducted and as presently contemplated to be conducted within the indication of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD); or (y) contains any genus claims that cover INBRX-101.
(d)   (i) With respect to Registered Company Intellectual Property for which it controls the prosecution thereof, the Company has taken commercially reasonable steps to avoid revocation, cancellation, lapse or other events that adversely affect the enforceability, use or priority of such Registered Company Intellectual Property, (ii) all filings, payments and other actions required to be made or taken by the Company or the Company Subsidiaries to maintain registration, prosecution and/or maintenance of such Registered Company Intellectual Property in full force and effect have been made by the applicable deadline, including by payment when due of all maintenance fees and annuities and the filing of all necessary renewals, statements and certifications, (iii) with respect to Registered Company Intellectual Property, the Company and the applicable Company Subsidiaries have complied with all of their respective duties of disclosure, candor and good faith to the United States Patent and Trademark Office and any relevant foreign patent or trademark office, (iv) with respect to the Registered Company Intellectual Property for which it controls the prosecution thereof, the Company and the applicable Company Subsidiaries have complied with all other procedural requirements of the United States Patent and Trademark Office and any relevant foreign patent or trademark office to maintain the validity of such Registered Company Intellectual Property, including properly identifying Company inventors on all such Patents, filing all necessary and applicable affidavits of inventorship, ownership, use and continuing use and other filings in a timely manner, and paying all necessary and applicable maintenance fees and other fees in a timely manner to file, prosecute, obtain and maintain in effect all such rights in all material respects and (v) the Company and the applicable Company Subsidiaries have validly executed and filed assignment documents with relevant Governmental Authorities as necessary to transfer to the Company or a Company Subsidiary title to any of the Company’s or the Company Subsidiary’s owned Registered Company Intellectual Property previously owned by a third party and to record such transfer. Each of the Patents in the Owned Registered Company Intellectual Property and, to the Knowledge of the Company, each of the Patents in the Registered Company Intellectual Property that is not Owned Registered Company Intellectual Property properly identifies each and every inventor of the claims thereof as determined in accordance with the Laws of the jurisdiction in which such Patent was issued or such Patent application is pending. All inventors of each of the Patents in the Owned Registered Company Intellectual Property have assigned such Patents to the Company or Company Subsidiary, respectively. All such assignments to the Company or a Company Subsidiary of the Owned Registered Company Intellectual Property are valid and, to the Knowledge of the Company, enforceable.
(e)   To the Knowledge of the Company, the Company and the Company Subsidiaries have not, nor has the practice and exploitation of the Company Intellectual Property or the conduct of the 101 Business infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of others. Neither the Company nor a Company Subsidiary has received any written (or to the Knowledge of the Company, any non-written) charge, complaint, claim, demand or notice (whether in writing, electronic form or otherwise) alleging or threatening to allege any interference, infringement, misappropriation, dilution, violation or conflict of the Intellectual Property rights of others (including any claim that the Company or any of the Company Subsidiaries must license or refrain from using any Intellectual Property rights) within the scope of the 101 Business.
(f)   Except as disclosed in Section 3.14(f) of the Company Disclosure Letter to the Knowledge of the Company, no third party has interfered with, infringed upon, diluted, misappropriated, violated, or asserted any competing claim of right to use or own any Company Intellectual Property material to the conduct of the 101 Business as conducted or contemplated to be conducted that is owned or exclusively licensed to the Company. In particular, there is no litigation, opposition, interference, inventorship challenge, refusal, cancellation, or Proceeding pending, asserted or threatened against the Company or any Company Subsidiary concerning the ownership, validity, registrability, enforceability, duration, scope, priority, or other violation of any Company Intellectual Property that is owned or exclusively licensed to the Company. Neither the Company nor any Company Subsidiary nor any of the Company’s or any Company Subsidiary’s respective Representatives has sent or otherwise made any communication to any third party regarding any alleged or suspected infringement, misappropriation, dilution or violation of any Company Intellectual Property material to the conduct of the 101 Business as conducted or contemplated to be conducted that is owned or exclusively licensed to the Company.
(g)   The Company or a Company Subsidiary owns all right, title and interest to and in the Owned Company Intellectual Property free and clear of any Liens, other than Permitted Liens and licenses of Intellectual Property granted under the Owned Company Intellectual Property.
(h)   Except as would not be material to the 101 Business or as set forth in Section 3.14(h) of the Company Disclosure Letter or as provided under any Company Material Contract, neither the Company nor any Company Subsidiary has agreed to, nor has an obligation to, indemnify any third-party development or commercialization partner for or against any interference, infringement, misappropriation, dilution, violation or other conflict with respect to Company Intellectual Property. No infringement, misappropriation, dilution, violation or similar claim or action with respect to Company Intellectual Property is pending or, to the Knowledge of the Company, threatened against any person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Company or a Company Subsidiary with respect to such claim or action.
(i)   All prior art and information known to the Company and any Company Subsidiary and material to the patentability of the Patents included in the Registered Company Intellectual Property has been disclosed to the relevant Governmental Authority during the prosecution of the Patents included in the Registered Company Intellectual Property in accordance with applicable Laws. Neither the Company nor any of the Company Subsidiaries nor, to the Knowledge of the Company, any other Person, has made any untrue statement of a material fact or fraudulent statement or omission to any applicable Governmental Authority regarding any pending or issued Patent claims included in the Registered Company Intellectual Property.
(j)   To the Knowledge of the Company, (i) none of the activities of the employees of the Company or any Company Subsidiary within the scope of the 101 Business violates any agreement or arrangement which any such employees have with former employers and (ii) all current and former employees and consultants who contributed to the discovery or development of any of the subject matter of any Owned Company Intellectual Property did so either (x) within the scope of their employment such that, in accordance with applicable Law, all rights to such developed subject matter became the exclusive property of the Company or a Company Subsidiary or (y) pursuant to written agreements assigning all rights to such developed subject matter to the Company or a Company Subsidiary.
(k)   Except as set forth on Section 3.14(k) of the Company Disclosure Letter, assignment documents assigning to the Company or a Company Subsidiary all rights of such employees, contractors and consultants have been duly filed in all relevant patent offices worldwide where the Company conducts the 101 Business for all patent applications and patents owned in whole or in part by the Company or any Company Subsidiary within the scope of the 101 Business. Each current or former employee, contractor or consultant of the Company or any Company Subsidiary who has proprietary knowledge of or information relating to Trade Secrets or Know-How of the Company or any Company Subsidiary within the scope of the 101 Business has entered into an agreement or agreements restricting such Person’s right to use and disclose such information or Trade Secret or Know-How of the Company or the Company Subsidiary.
(l)   No settlements, injunctions, forbearances to sue, consents, judgments, orders or similar obligations to which the Company or any Company Subsidiary is party: (i) restrict the use, exploitation, assertion or enforcement of any Company Intellectual Property anywhere in the world; (ii) restrict the conduct of the 101 Business as presently conducted or as presently contemplated to be conducted within the indication of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD); or (iii) grant third parties any material or exclusive (including field- and territory-limited rights) rights under Company Intellectual Property. After giving effect to the Merger, no past or present director, officer, employee, consultant or independent contractor of the Company owns (or has any right to any ownership interest, in or to) any Owned Company Intellectual Property or, to the Knowledge of the Company, any other Company Intellectual Property.
(m)   The Company and each Company Subsidiary have taken commercially reasonable steps to protect the confidentiality and value of all Trade Secrets, Know-How and other confidential information that are owned, used or held in confidence by the Company or any Company Subsidiary within the scope of the 101 Business, including entering into licenses and contracts that require employees, licensees, contractors, and other persons with access to such Trade Secrets, Know-How or other confidential information to safeguard and maintain the secrecy and confidentiality of such Trade Secrets, Know-How and other confidential information. To the Knowledge of the Company, no Trade Secret or Know-How of the Company or any Company Subsidiary within the scope of the 101 Business has been authorized to be disclosed or disclosed to any third party in violation of confidentiality obligations to the Company or any Company Subsidiary. To the Knowledge of the Company, no party to a nondisclosure agreement with the Company or any Company Subsidiary is in material breach or default thereof or in breach with respect to any confidential information that is material to the 101 Business as conducted or proposed to be conducted.
(n)   The execution of, the delivery of, the consummation of the Merger contemplated by, and the performance of the Company’s and any Company Subsidiary’s obligations under, this Agreement will not result in any: (i) loss, encumbrance on, or impairment of any Company Intellectual Property; (ii) release, disclosure or delivery of any proprietary Software of any Company Intellectual Property; (iii) breach of any Intellectual Property Agreement; or (iv) grant, assignment or transfer to any other person of any license or other right or interest under, to or in any of the under Company Intellectual Property.
(o)   Except as would not be expected to be material to the 101 Business, (i) the IT Systems, including any Software, firmware, hardware, networks, interfaces, platforms and related systems, owned, leased or licensed by the Company or the Company Subsidiaries and used by the Company or the Company Subsidiaries in conducting the 101 Business (collectively, the “Company Systems”) are lawfully owned, leased or licensed by the Company or Company Subsidiaries, and are reasonably sufficient for the conduct of the 101 Business as presently conducted and as reasonably contemplated to be conducted, (ii) since the Reference Date, there have been no failures, breakdowns, continued substandard performance or other adverse events affecting any such Company Systems that have caused or could reasonably be expected to result in the substantial disruption or interruption in or to the use of such Company Systems or the conduct of the 101 Business as presently conducted, (iii) to the Knowledge of the Company, since the Reference Date, there have not been any material incidents of unauthorized access or other Security Breaches of the Company Systems; (iv) to the Knowledge of the Company, the Company Systems do not contain any viruses, bugs, vulnerabilities, faults or other disabling code that could (y) significantly disrupt or adversely affect the functionality or integrity of any Company System, or (z) enable or assist any Person to access without authorization any Company System, and (v) to the Knowledge of the Company, the Company Systems do not contain any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus,” malware or other Software routines or components intentionally designed to permit unauthorized access to, maliciously disable, maliciously encrypt or erase Software, hardware, or data. The Company and Company Subsidiaries are not in material breach of any of their Contracts relating to Company Systems or any breach of such Contracts with respect to Company Systems that are material to the conduct of the 101 Business as conducted or contemplated to be conducted.
(p)   No government funding nor government, academic or non-profit research facilities or personnel were used, directly or indirectly, to develop or create, in whole or in part, any of the Owned Company Intellectual Property, or, to the Knowledge of the Company, any other Company Intellectual Property, in each case including any developer, inventor or other contributor operating under any grants from any Governmental Authority or agency.
(q)   The Company and the Company Subsidiaries represent and warrant that Section 3.14(q) is a complete and accurate list of all SpinCo Employees (as defined in the Separation and Distribution Agreement) who are or at any relevant time have been involved in any material research and development activities as part of the 101 Business (as defined in the Separation and Distribution Agreement), and that all employment agreements and proprietary information and inventions agreements executed by such Persons have been disclosed to Parent as of the date hereof.
Section 3.15   Real and Personal Property.
(a)   Neither the Company nor any Company Subsidiaries own, or have ever owned, any real property.
(b)   Section 3.15(b) of the Company Disclosure Letter sets forth a correct and complete list of each lease, sublease, license or similar use, co-working service and occupancy Contract (each, a “Lease”), in accordance with which the Company or any Company Subsidiary (other than SpinCo and its Subsidiaries) leases, subleases or otherwise uses or occupies any real property or obtains co-working services from or to any other Person (whether as a tenant or subtenant or in accordance with other occupancy or service arrangements) (the “Company Leased Real Property”) as of the date of this Agreement. The Company has provided Parent a correct and complete copy of each such Lease, and all amendments thereto.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, the Company and each Company Subsidiary, as applicable, have valid leasehold or sublease interests in all of the Company Leased Real Property, free and clear of all Liens, other than Permitted Liens. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, the Company and each Company Subsidiary enjoy peaceful and undisturbed possession under all of the Leases for any Company Leased Real Property in all material respects, and are using such Company Leased Real Property for the purposes permitted by the applicable Leases.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, each Lease for any Company Leased Real Property is a valid, binding and enforceable obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and to the Knowledge of the Company, the other parties thereto, is in full force and effect and the Company and each Company Subsidiary has performed all material obligations required to be performed by it to date under each such Lease.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, neither the Company nor any Company Subsidiary has received any written communication from, or delivered any written communication to, any other party to a Lease for any Company Leased Real Property or any lender, nor, to the Knowledge of the Company, is there any other party alleging that the Company, any Company Subsidiary or such other party, as the case may be, is in material breach or violation of or default under such Lease. No event has occurred which, if not remedied, would result in a default by the Company in any material respect under each Lease for any Company Leased Real Property, and, to the Company’s Knowledge, no event has occurred which, if not remedied, would result in a default by any party other than the Company in any material respect under each such Lease.
(f)   Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect: (i) to the Knowledge of the Company, no Person, other than the Company or any Company Subsidiary, possesses, uses or occupies all or any portion of any Company Leased Real Property, (ii) neither the Company nor any Company Subsidiary is a party to any agreement, or has any outstanding right of first offer, right of first refusal or option with respect to the purchase or sale of any real property or interest therein, and (iii) to the Knowledge of the Company, there are no pending Proceedings or Proceedings threatened in writing to take all or any portion of the Company Leased Real Property or any interest therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or any sale or disposition in lieu thereof.
Section 3.16   Title to and Sufficiency of Assets.
(a)   The Company and the Company Subsidiaries have, and from and after the Effective Time, the Company and the RemainCo Subsidiaries will have (i) with respect to all RemainCo Assets (as defined in the Separation and Distribution Agreement) other than leased assets, good and valid title to all of the tangible and intangible RemainCo Assets, and (ii) with respect to leased RemainCo Assets, good and valid leasehold interests therein, in each case free and clear of all Liens, except for Permitted Liens.
(b)   Upon the receipt by the Company of the services and benefits to be provided to the Company under the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, the Company shall have, directly or indirectly, immediately following the Closing, the assets, properties and rights (except for the Licensed Names and Marks and Company Systems) of every type and description, whether real or personal, tangible or intangible, material to the conduct of the 101 Business as it is currently conducted by the Company or contemplated to be conducted by the Company immediately prior to Closing, and such assets, properties and rights shall be adequate for the continued conduct of the 101 Business after the Effective Time in the same manner as conducted by the Company immediately prior to the Effective Time in all material respects; provided, that the foregoing is not a representation or warranty with respect to infringement, or misappropriation or other violation of the Intellectual Property rights of any third person.
Section 3.17   Environmental.
(a)   The Company and each Company Subsidiary are and since the Reference Date have been in compliance with all applicable Environmental Laws, including possessing and complying with all material Company Permits required for their operations in accordance with Environmental Laws, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   (i) No Proceeding against the Company or any Company Subsidiary relating to any Environmental Law is pending or threatened in writing, (ii) neither the Company nor any Company Subsidiary has received written notice or a written request for information from any Person, including any Governmental Authority, alleging that the Company or any Company Subsidiary has been or is in actual material violation of any Environmental Law or otherwise may have material liability under any Environmental Law, the subject of which notice or request is unresolved and (iii) neither the Company nor any Company Subsidiary is a party or subject to any material ongoing obligations pursuant to any Order or agreement resolving any alleged violation of or liability under any Environmental Law.
(c)   To the Knowledge of the Company, no Hazardous Materials have been released by the Company or any RemainCo Subsidiary, or by any third party at, on, under or from any real property currently or formerly owned, leased or operated by the Company or any RemainCo Subsidiary in a manner or to a degree that has resulted in or is reasonably likely to result in an obligation for the Company or any Company Subsidiary to report, investigate, remediate or otherwise respond to such releases in accordance with Environmental Law or that otherwise has resulted in or is reasonably likely to result in material liability to RemainCo under any Environmental Law.
(d)   Neither the Company nor any Company Subsidiary has entered into any written agreement or incurred any legal obligation that may require it to pay to, reimburse, or indemnify any other Person from or against material liabilities or costs in connection with any Environmental Law, or relating to the registration, labeling, generation, manufacture, use, transportation or disposal of or exposure to Hazardous Materials.
Section 3.18   Suppliers.   Section 3.18 of the Company Disclosure Letter sets forth the ten (10) largest suppliers (by cost) of the businesses of the Company and each Company Subsidiary (on a consolidated basis) during the twelve (12) months ended December 31, 2023. Since December 31, 2023, no such supplier has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened to cancel or otherwise terminate or adversely modify its relationship with the Company or any Company Subsidiary, or has decreased materially, or to the Knowledge of the Company, threatened to decrease materially, its relationship with the Company or any Company Subsidiary, except where such cancellation, termination or reduction would not reasonably be expected to, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.
Section 3.19   Anti-Corruption.   Since January 1, 2021, neither the Company, nor any Subsidiary of the Company, nor, to the Knowledge of the Company, any director, officer, employee, representative, agent, consultant or any other person (in each case, acting for or on behalf of the Company or a Company Subsidiary) has violated any provision of any Anti-Corruption Laws or any rules or regulations promulgated thereunder, applicable anti-money laundering Laws and any rules or regulations promulgated thereunder or any applicable Laws of similar effect, or has, in violation of Anti-Corruption Laws: (i) directly or indirectly paid, offered or promised to make or offer any contribution, gift, entertainment or other expense, (ii) made, offered or promised to make or offer any payment, loan or transfer of anything of value, including any reward, advantage or benefit of any kind to or for the benefit of foreign or domestic government officials or employees, or to foreign or domestic political parties, candidates thereof or campaigns, (iii) paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, rebate or other similar payment of any nature, (iv) established or maintained any fund of corporate monies or other properties or

(v) created or caused the creation of any false or inaccurate books and records of the Company or any Company Subsidiary related to any of the foregoing. Neither the Company, nor any Company Subsidiary, nor, to the Knowledge of the Company, any Representative acting at the direction of the Company or any Company Subsidiary (i) is under external or internal investigation for (A) any violation of the Anti-Corruption Laws, (B) any alleged irregularity, misstatement or omission arising under or relating to any Contract between such Person and any Governmental Authority, or any instrumentality thereof or (C) any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or the provision of anything of value, directly or indirectly, to a Government Official, (ii) has received any notice or other communication from any Governmental Authority with respect to any actual, alleged or potential violation of, or failure to comply with, any Anti-Corruption Laws or (iii) is the subject of any internal complaint, audit or review process with respect to allegations of potential violation of the Anti-Corruption Laws. The Company and each Company Subsidiary have established and maintain policies and procedures designed to reasonably comply with Anti-Corruption Laws.
Section 3.20   Global Trade Control Laws.
(a)   Neither the Company, nor any Company Subsidiary, nor any director, officer or employee of any of the Company or its Subsidiaries, is, or since January 1, 2021, has been, (i) a Restricted Party or (ii) majority owned or Controlled by a Restricted Party.
(b)   The Company and each Company Subsidiary are, and for the last five (5) years have been, in compliance with all Global Trade Control Laws, which includes, but is not limited to, possession of and material compliance with all licenses, permits, variances, registrations, exemptions, Orders, consents, approvals, clearances, and other authorizations required by Global Trade Control Laws and submission of required notices or reports to all Governmental Authorities that are concerned with such Global Trade Control Laws.
(c)   The transactions contemplated by this Agreement will not result in the transfer of any goods, software, technology, or services to Parent that are: (i) controlled at a level other than EAR99 under the U.S. Export Administration Regulations (the “EAR”); (ii) controlled under the U.S. International Traffic in Arms Regulations (the “ITAR”); (iii) specifically identified as an E.U. Dual Use Item; or (iv) on an applicable export control list of a foreign country. Neither the Company nor any Company Subsidiary is a TID U.S. business, as defined in 31 C.F.R. § 800.248.
(d)   Since January 1, 2021, all of the Company Products have been imported, exported, processed, developed, labeled, stored, tested, marketed, advertised, promoted, detailed, and distributed by or on behalf of the Company or any Company Subsidiary in compliance with all applicable Global Trade Control Laws.
(e)   Since January 1, 2021, neither the Company nor any Company Subsidiary has directly or indirectly engaged in any business with, or used, directly or indirectly, any corporate funds to contribute to or finance the activities of, any Sanctioned Person or any Restricted Party or in or with any Restricted Market and is not currently doing so. The Company acknowledges that activities under this Agreement will not (i) be in a Restricted Market; (ii) involve individuals ordinarily resident in a Restricted Market; or (iii) include companies, organizations, or governmental entities from or located in a Restricted Market.
(f)   To the Knowledge of the Company, since January 1, 2021, neither the Company nor any of its Subsidiaries has been the subject of any investigations, reviews, audits or inquiries by a Governmental Authority related to Global Trade Control Laws and (ii) as of the date hereof, no investigation, review, audit or inquiry by any Governmental Authority with respect to Global Trade Control Laws is pending or threatened.
Section 3.21   FDA and Related Matters.
(a)   There are no actual or, to the Knowledge of the Company, threatened enforcement actions by the U.S. Food and Drug Administration (the “FDA”) or any comparable Governmental Authority against the Company or any Company Subsidiary. Since January 1, 2021, neither the Company nor any Company Subsidiary has received written notice of any pending or threatened claim, suit, Proceeding, hearing, audit, inspection, investigation, arbitration or other action by the FDA or any comparable Governmental Authority against the Company or any Company Subsidiary alleging non-compliance by, or liability of, the Company or any of its Subsidiaries under any Healthcare Laws or with respect to any Company Product, and, to the Knowledge of the Company, neither the FDA nor any comparable Governmental Authority is considering such action.
(b)   Since January 1, 2021, all material applications, reports, documents, claims, submissions, and notices required to be filed, maintained, or furnished to the FDA or any comparable Governmental Authority, including all adverse event reports and registrations and reports required to be filed with clinicaltrials.gov, by the Company or any Company Subsidiary, have been so filed, maintained or furnished. All such material applications, reports, documents, claims, submissions, and notices were timely filed and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). The Company has delivered or made available to Parent correct and complete copies of any and all material documents and correspondence, including (i) a complete and correct copy of each Investigational New Drug application (“IND”) and New Drug Application (“NDA”) sponsored and presently held by the Company or any Company Subsidiary with respect to each Company Product or product candidate, including all supporting documentation, supplements and amendments thereto, (ii) copies of all clinical study reports under such INDs and (iii) all material correspondence to or from the Company and each Company Subsidiary and FDA or any other Governmental Authority with respect to such INDs and NDAs, in each case of clauses (i), (ii) and (iii), relating to the 101 Business.
(c)   Since January 1, 2021, neither the Company nor any Company Subsidiary has received any FDA Form 483, notice of violation, warning letter, untitled letter or other correspondence or written notice from the FDA or other Governmental Authority alleging or asserting noncompliance with any Healthcare Laws or Company Permits. Since January 1, 2021, to the Knowledge of the Company, neither the Company nor any Company Subsidiary has received any written notice from any Person alleging that any operation or activity of the Company or any Company Subsidiary is in violation of any Healthcare Law.
(d)   Since January 1, 2021, all preclinical studies and clinical trials, and other studies and tests, being conducted by or sponsored by the Company or any Company Subsidiary have been and are being conducted in material compliance with all applicable study protocols and Healthcare Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices or Good Clinical Practices, and Company Permits. Since January 1, 2021, no clinical studies conducted by or sponsored by the Company or any Company Subsidiary related to the 101 Business have been placed on clinical hold or terminated or suspended prior to completion. Since the Reference Date, neither the Company nor any Company Subsidiary has received any notice, correspondence or other communication from the FDA, any other Governmental Authority, any Institutional Review Board or clinical investigator alleging a lack of material compliance with any Healthcare Laws or requiring the termination, suspension or material modification of any ongoing clinical studies conducted by or on behalf of the Company or any Company Subsidiary. For the purposes of this Agreement, (i) “Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 11, 50, 54, 56 and 312, the International Council for Harmonization’s (“ICH”) Guideline for Good Clinical Practice, and any similar state, local or foreign Laws, as applicable, and (ii) “Good Laboratory Practices” means applicable FDA regulations for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58, the United States Animal Welfare Act, the ICH Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals, the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals, and any similar state, local or foreign Laws, as applicable, and (iii) “Institutional Review Board” means the entity defined in 21 C.F.R. § 50.3(i).
(e)   Since January 1, 2021, the research, development, manufacture and commercialization of INBRX-101 and any other product candidates under the Company’s 101 Business platform conducted by or Sponsored by the Company or any Company Subsidiary have been and are being conducted in compliance in all material respects with all applicable Healthcare Laws, including the applicable requirements of Good Manufacturing Practices, Good Laboratory Practices and Good Clinical

Practices. For the purposes of this Agreement, “Good Manufacturing Practices” means the FDA’s standards for the methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing, or holding of a drug contained in 21 C.F.R. Parts 210- 211 and any similar state, local or foreign Laws, as applicable.
(f)   Since January 1, 2021, there have been no recalls, field notifications, market withdrawals or replacements, “dear doctor” letters, investigator notices, IND safety reports, serious adverse event reports or other notices of action relating to a safety concern or alleged lack of regulatory compliance of any of INBRX-101 and any other product candidates under the Company’s 101 Business platform and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to result in such action or otherwise require a change in the labeling of or the termination or suspension of the development and testing of INBRX-101 and any other product candidates under the Company’s 101 Business platform.
(g)   Neither the Company, any Company Subsidiary nor any of their respective officers or directors or, to the Knowledge of the Company, any of their respective employees, agents or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such) have (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any comparable Governmental Authority, (ii) failed to disclose a material fact required to be disclosed to the FDA or any comparable Governmental Authority or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither the Company, any Company Subsidiary, nor any of their respective officers or directors or, to the Knowledge of the Company, any of their respective employees, agents or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such) have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law. No claims, actions, or Proceedings that would reasonably be expected to result in debarment or exclusion are pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or any of their respective officers, directors, employees, agents, or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such). Neither the Company, any Company Subsidiary, nor any of their respective employees, officers, directors or third parties that the Company or any of its Subsidiaries has engaged to provide services, has been excluded, suspended or debarred from participation in any United States federal or state health care program or human clinical research or, to the Knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension or exclusion.
(h)   Neither the Company nor any Company Subsidiary is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement Orders or similar agreements with or imposed by the FDA or any comparable Governmental Authority.
Section 3.22   Healthcare Regulatory Compliance.
(a)   The Company and each Company Subsidiary are, and at all times since January 1, 2021, have been, in material compliance with all applicable Healthcare Laws. As of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, Proceeding, written notice or demand pending, received by or, to the Knowledge of the Company, threatened orally or in writing against the Company or any Company Subsidiary related to such Healthcare Laws.
(b)   Neither the Company nor any Company Subsidiary has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any websites sponsored or operated, or formerly sponsored or operated, by the Company or any Company Subsidiary.
(c)   The Company has implemented a compliance program that conforms to and materially ensures compliance with applicable Healthcare Laws and industry standards.

(d)   No Person has filed against the Company an action relating to the Company under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).
Section 3.23   Data Privacy and Information Security.
(a)   The Company, each Company Subsidiary and, to the Knowledge of the Company, any Person acting for or on behalf of the Company or any Company Subsidiary, have, since the Reference Date, complied in all material respects with all applicable (i) Laws, (ii) contractual obligations and (iii) publicly posted privacy policies to which the Company and each Company Subsidiary is subject that are related to privacy, patient confidentiality, information security, data protection or the Processing of Personal Information (collectively, the “Privacy Obligations”). Since the Reference Date, neither the Company nor any of the Company Subsidiaries have received any written notices of any complaints, claims, threatened claims, charges, investigations or regulatory inquiries (whether by a Governmental Authority or Person) against the Company or any of the Company Subsidiaries alleging any violation of any Privacy Obligations. To the Knowledge of the Company, there are no facts or circumstances that could reasonably form the basis of any of the same.
(b)   The Company and each Company Subsidiary maintains reasonable and appropriate (i) written policies and procedures, and (ii) organizational, physical, administrative and technical safeguards designed to protect Personal Information against a Security Breach. The Company and each Company Subsidiary periodically, and no less than annually, assesses risks to privacy and the confidentiality and security of Personal Information. Since the Reference Date, (i) to the Knowledge of the Company, there have been no Security Breaches of any of the IT Systems of the Company or any of the Company Subsidiaries or any vendors that Process Personal Information on its/their behalf and (ii) there have been no material disruptions in the IT Systems of the Company or any of the Company Subsidiaries or any vendors of the Company or any of the Company Subsidiaries that materially affected the Company’s or any of the Company Subsidiaries’ business or operations.
(c)   The Company and each Company Subsidiary (i) has operated its respective business in material compliance with all Privacy Obligations in connection with the operation of the 101 Business, and (ii) has, in all material respects, implemented all confidentiality, security and other protective measures required in connection with (i) of this subsection (c), including, where required by applicable Law, by obtaining study subjects’ consent and/or authorization to use and disclose Personal Information for research purposes.
(d)   The Company and each Company Subsidiary is, and since January 1, 2021 has been, in compliance in all material respects with HIPAA (to the extent applicable to the Company and each Company Subsidiary) and all contractual commitments relating to privacy and the security of Protected Health Information. The Company and each Company Subsidiary has, if and to the extent required by HIPAA, entered into current and valid “Business Associate Agreements” (as defined in 45 C.F.R. §§ 164.502(e) and 164.504(e)) with each “Business Associate” (as defined in 45 C.F.R. § 160.103) of the Company and any “Covered Entity” (as defined in 45 C.F.R. § 160.103), for which the Company and each Company Subsidiary functions as a “Business Associate.” None of the Company or any of the Company Subsidiaries or, to the Company’s Knowledge, any subcontractors of the Company or any of the Company Subsidiaries, has, since January 1, 2021, experienced any unauthorized use or disclosure of Protected Health Information that would constitute (i) a “security incident” (as defined in 45 C.F.R. § 164.304) or (ii) a “breach” (as defined in 45 C.F.R. § 164.402) that would require the Company or any of the Company Subsidiaries to provide notice under 16 C.F.R. § 164.404.
(e)   Since the Reference Date, none of the Company, any of the Company Subsidiaries or, to the Knowledge of the Company, any of their respective vendors that Process Personal Information on their behalf has experienced any material Security Breach, and none of the Company or any of the Company Subsidiaries has provided or been required to provide written notification to any Person or Governmental Authority under any Privacy Obligations.
(f)   The Company and each Company Subsidiary, has, in all material respects, (i) obtained all rights, permissions, and consents necessary to permit the transfer of Personal Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement; or (ii) otherwise verified that applicable Privacy Obligations permit it to transfer Personal Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement.
Section 3.24   Insurance.   Section 3.24 of the Company Disclosure Letter sets forth all material insurance policies (including policies providing casualty, liability, medical and workers compensation coverage) maintained by or on behalf of the Company or any Company Subsidiary as of the date of this Agreement. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each Company Subsidiary have paid, or caused to be paid, all premiums due under all material insurance policies of the Company and each Company Subsidiary, and all such material insurance policies are in full force and effect. As of the date of this Agreement, neither the Company nor any Company Subsidiary has received (a) written notice that they are in default with respect to any obligations under such material policies or (b) written notice of cancellation or termination with respect to any such existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any such existing material insurance policy. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary is in material breach or default, and neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such material insurance policies. No insurer of any such material policy has been declared insolvent or placed in receivership, conservatorship or liquidation, and no notice of cancellation or termination, other than in accordance with the expiration of a term in accordance with the terms thereof, has been received with respect to any such material policy. The Company has delivered or made available to Parent an correct and complete copy of all insurance policies set forth on Section 3.24 of the Company Disclosure Letter.
Section 3.25   Takeover Statutes.   The Company Board of Directors has taken such actions and votes as are necessary to render any “fair price”, “moratorium”, “control share acquisition” or any other takeover or anti-takeover statute or similar U.S. federal or state Law inapplicable to this Agreement, the Merger or any other transactions contemplated hereby.
Section 3.26   Brokers.   No investment banker, broker, finder or other intermediary (other than Centerview Partners LLC, the fees and expenses of which will be paid by the Company) is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the Spin-Off Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company or any of its Affiliates. Correct and complete copies of all agreements between the Company and Centerview Partners LLC have been delivered to Parent.
Section 3.27   Opinion of Financial Advisor.   The Company Board of Directors (in such capacity) has received an opinion of Centerview Partners LLC, financial advisor to the Company, that, as of the date of such written opinion, and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in preparing such opinion as set forth therein, the Consideration (as defined therein) to be paid to the holders of Common Shares in the Merger (other than Dissenting Shares, any Common Shares that are owned by the Company as treasury shares, any Common Shares owned by Parent or Merger Sub and any Common Shares held by any affiliate of the Company or Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders. The Company will make available to Parent a signed copy of such opinion as soon as possible following the date of this Agreement for informational purposes only and on a non-reliance basis. As of the date of this Agreement, such opinion has not been withdrawn, revoked or otherwise modified.
Section 3.28   Interested-Party Transactions.   Neither the Company nor any Company Subsidiary is a party to or bound by any transaction or agreement (other than ordinary course directors’ compensation arrangements or any Benefit Plans) with any Affiliate, stockholder that beneficially owns five percent (5%) or more of the outstanding Common Shares, or current or former director or executive officer of the Company. To the Knowledge of the Company, no event has occurred since the date of the Company’s last proxy statement to its stockholders that would be required to be reported by the Company in accordance with Item 404 of Regulation S-K promulgated by the SEC.

Section 3.29   Information in the Proxy Statement and Spin-Off Registration Statement.   The proxy statement to be provided to the Company’s stockholders in connection with the Stockholders Meeting (such proxy statement and any amendment thereof or supplement thereto, the “Proxy Statement”) on the date filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Stockholders Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Proxy Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable Laws, including the provisions of the Exchange Act and the rules and regulations of the SEC thereunder, except that the Company makes no representation or warranty with respect to statements made in the Proxy Statement, including any amendments thereof and supplements thereto, based on information furnished by Parent or Merger Sub about Parent or its Affiliates for inclusion therein. The Spin-Off Registration Statement (as defined below) on the date confidentially submitted and on the date declared effective by the SEC will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Spin-Off Registration Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable Laws, including the provisions of the Exchange Act and the rules and regulations of the SEC thereunder, except that the Company makes no representation or warranty with respect to statements made in the Spin-Off Registration Statement including any amendments thereof and supplements thereto, based on information furnished by Parent or Merger Sub about Parent or its Affiliates for inclusion therein.
Section 3.30   Solvency.   As of immediately after giving effect to the transactions contemplated by this Agreement and the Spin-Off Agreements (including the payment of all fees and expenses in connection therewith), the Company, each RemainCo Subsidiary and SpinCo will be Solvent.
Section 3.31   SpinCo Activities.   SpinCo is a wholly owned Subsidiary of the Company, has not engaged in any business activities or conducted any operations and has no, and prior to the Spin-Off will have no, assets, liabilities or obligations of any nature other than as required in connection with the Merger and the Spin-Off and the other transactions contemplated hereby and as incidental to its organization and existence.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:
Section 4.1   Organization; Qualification.   Each of Parent and Merger Sub is a corporation or company validly existing under the Laws of the jurisdiction of its incorporation and has the requisite power and authority to conduct its business and to own, lease and operate its properties and assets. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to, individually or in the aggregate, prevent Parent and Merger Sub from consummating the Merger and the other transactions contemplated hereunder to be consummated by Parent or Merger Sub by the Outside Date (a “Parent Material Adverse Effect”).
Section 4.2   Authority; Binding Nature of Agreement.   Parent and Merger Sub have the power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Merger. The board of directors of Merger Sub has approved the execution, delivery and performance by Merger Sub of this Agreement and the consummation of the Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub and is enforceable against Parent and Merger Sub in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

Section 4.3   No Conflict; Required Filings and Consents.
(a)   Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby, nor compliance by Parent and Merger Sub with this Agreement, will (i) violate any provision of the Parent Organizational Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices referenced in Section 4.3(b) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any Contract to which Parent or Merger Sub is a party or by which any property or asset of Parent or Merger Sub is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent or Merger Sub, other than, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   No Consent of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Exchange Act or the Securities Act, (ii) applicable requirements in accordance with foreign qualification, state securities or “blue sky” Laws of various states, (iii) compliance with applicable rules and regulations of NASDAQ, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (v) the approval of Parent (or a Subsidiary of Parent), as the sole stockholder of Merger Sub as at the date hereof, of the Merger, (vi) such other items required solely by reason of the participation and identity of the Company in the transactions contemplated hereby, (vii) compliance with and filings or notifications in accordance with Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.4   Litigation.   As of the date of this Agreement, (a) there is no Proceeding pending or, to the knowledge of Parent, any Proceeding threatened in writing against Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries, and (b) there is no Order outstanding against, or involving, Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries that, in the case of each of clauses (a) and (b) above, would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.5   Brokers.   No investment banker, broker, finder or other intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company would be liable.
Section 4.6   Sufficient Funds.   When required pursuant to this Agreement and as of the Closing, Parent has and will have the cash necessary to pay the amounts required to be paid by Parent pursuant to this Agreement, and as of the Closing, Parent will have, and will cause Merger Sub to have, the cash necessary to consummate the Merger. On the Milestone Payment Date, Parent will have cash resources in immediately available funds and in an amount sufficient to satisfy Parent’s cash payment obligations under the CVR Agreement, including payment of the Milestone Payment Amount and any fees and expenses of, or payable by, Parent in connection with the transactions contemplated by the CVR Agreement. The obligations of Parent and Merger Sub hereunder are not subject to any condition with respect to Parent’s or Merger Sub’s ability to obtain financing for the Merger.
Section 4.7   Solvency.   None of Parent nor Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Parent, Merger Sub or any of their respective Subsidiaries (which, for purposes of this Section 4.7, shall include the Company and its Subsidiaries). Each of Parent and Merger Sub is Solvent as of the date of this Agreement and, assuming satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger and after giving effect to the transactions contemplated hereby and the payment of the aggregate Merger Consideration, any other repayment or refinancing of debt contemplated in this Agreement and payment of all the amounts required to be paid under this Agreement, the Surviving Corporation will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.
Section 4.8   Merger Sub.   All of the issued and outstanding shares of common stock of Merger Sub are, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub has no outstanding options, warrants, rights or any other agreements in accordance with which any Person other than Parent or a direct or indirect wholly owned Subsidiary of Parent may acquire any security of Merger Sub. Merger Sub has not engaged in any business activities or conducted any operations and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than in connection with the Merger and the other transactions contemplated hereby and as incidental to its organization and existence.
Section 4.9   Proxy Statement.   None of the information supplied by Parent or its Subsidiaries about Parent or its Affiliates for inclusion in the Proxy Statement will, on the date the Proxy Statement is filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to information supplied by or on behalf of the Company for inclusion in the Proxy Statement.
Section 4.10   Vote/Approval Required.   No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve the Merger or the other transactions contemplated hereby. The vote or consent of Parent or its Subsidiary as the sole stockholder of Merger Sub (which will occur promptly following the execution and delivery of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to adopt this Agreement or approve the Merger.
Section 4.11   No Interested Stockholder.   Neither Parent nor any of its “affiliates” or “associates” is, or has been within the last three years, an “interested stockholder” (in each case as such terms are defined in Section 203 of the DGCL) of the Company. Without limiting the generality of the foregoing, neither Parent nor Merger Sub has taken, or has authorized any of their respective officers, directors, employees, investment bankers, attorneys or other advisors or representatives to take, any action that would cause either Parent or Merger Sub to be deemed an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company.
Section 4.12   No Other Representations or Warranties.   Other than the representations and warranties expressly set forth in this Agreement, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or any of its Subsidiaries, and the Company is not relying on any representation or warranty other than those expressly set forth in this Agreement. Parent and Merger Sub each agrees that, other than the representations and warranties expressly set forth in this Agreement, neither the Company nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger, and Parent and Merger Sub are not relying on any representation or warranty other than those expressly set forth in this Agreement. In particular, without limiting the foregoing, none of the Company or any other Person makes or has made any representation or warranty to Parent, Merger Sub or any of their respective Affiliates or Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospective information relating to the Company, any of its Affiliates or any of their respective businesses (including SpinCo) unless any such information is expressly included in a representation or warranty of the Company to Parent or Merger Sub contained in this Agreement or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby, or (b) any oral or, except for the representations and warranties made by the Company in Article III or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby (including the Separation and Distribution Agreement), written information made available to Parent, Merger Sub or any of their respective Affiliates or Representatives in the course of their evaluation of the Company, SpinCo, the SpinCo Assets or the SpinCo Liabilities, the negotiation of this Agreement or in the course of the transactions contemplated by this Agreement.
ARTICLE V
COVENANTS AND OTHER AGREEMENTS
Section 5.1    Conduct of Business by the Company Pending the Merger.
(a)   The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated in accordance with Section 8.1, except (i) as required by Law, (ii) as may be consented to in writing by Parent (including via e-mail from one of the Parent notice individuals listed in Section 9.2) (which consent will not be unreasonably withheld, conditioned or delayed) or (iii) as may be required in accordance with, or otherwise expressly contemplated by, this Agreement or the Spin-Off Agreements, (iv) as set forth in Section 5.1 of the Company Disclosure Letter or (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or the Company Subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic, (C) as required by any applicable Law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), the Company will, and will cause the Company Subsidiaries to use reasonable best efforts to conduct in all material respects the business of the Company and the Company Subsidiaries, including the 101 Business, in the ordinary course of business and, to the extent consistent therewith, use reasonable best efforts to preserve its material assets and business organization intact in all material respects and maintain its material existing business relations and goodwill; provided, that the Company and the Company Subsidiaries will be restricted pursuant to this Section 5.1 with respect to the SpinCo Assets or SpinCo Liabilities solely to the extent that an action set forth above or below taken (in the case of negative covenants) or not taken (in the case of affirmative covenants) by the Company or the Company Subsidiaries with respect to the SpinCo Assets or SpinCo Liabilities would reasonably be expected to adversely affect the Company, the RemainCo Subsidiaries, the 101 Business, Parent, as the owner and operator thereof following the Effective Time, or SpinCo and its business following the Effective Time, in each case in any material respect, or would reasonably be expected to prevent, impede or materially delay the consummation of the transactions contemplated by this Agreement or the Spin-Off Agreements (the “Spin-Off Carveout”); provided, further, that no action by the Company or any of its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.1(b) shall be deemed a breach of this Section 5.1(a) unless such action would constitute a breach of such other provision.
(b)   Without limiting the generality of clause (a) above, except (i) as required by Law, (ii) as may be consented to in writing by Parent (including via e-mail from one of the Parent notice individuals listed in Section 9.2) (which consent will not be unreasonably withheld, conditioned or delayed), (iii) as required in accordance with, or otherwise expressly contemplated by, this Agreement or the Spin-Off Agreements, (iv) as set forth in Section 5.1 of the Company Disclosure Letter or (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or the Company Subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic or (C) as required by any applicable Law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), and subject to the Spin-Off Carveout, the Company will not, and will cause each Company Subsidiary not to:
(i)   amend or otherwise change the Organizational Documents of the Company or any Company Subsidiary;
(ii)   adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend, the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities, other than (x) in connection with withholding to satisfy the exercise price and/or Tax obligations with respect to Company Options pursuant to the terms of the Incentive Plan and the applicable award agreement thereunder (as in effect as of the date hereof), (y) in connection with the cashless exercise of the Company Warrants or (z) from a Company Subsidiary to another Company Subsidiary;
(iii)   issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire such securities or the value of which is measured by such securities, other than from a wholly-owned Company Subsidiary to another wholly-owned Company Subsidiary; provided, however, that the Company may issue Common Shares upon the exercise of Company Warrants or Company Options outstanding on the Capitalization Date, in each case, as required by their respective terms (and in the case of Company Options, in accordance with the terms of the Incentive Plan and the applicable award agreement thereunder);
(iv)   declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any Company Subsidiary’s securities, other than dividends or distributions by a Company Subsidiary to the Company or another Company Subsidiary;
(v)   other than (1) as required by any Benefit Plan in effect as of the date of this Agreement, (2) as required by applicable Law or (3) with respect to any Benefit Plan which, on or prior to the Effective Time, shall become the obligation of SpinCo: (x) establish, adopt, enter into, amend, modify or terminate any material Benefit Plan, or any plan, program, policy, practice, agreement or other arrangement that would be a material Benefit Plan if it had been in existence on the date of this Agreement, (y) (I) grant any Company Option or other equity- or equity-based award under the Incentive Plan or otherwise, grant or pay any bonus, incentive, change in control, retention, severance, termination, tax gross-up or profit-sharing award or payment or (II) increase the base salary and/or cash bonus opportunity of (A) any current or former director, officer, employee or individual service provider with an annual salary or wage rate in excess of $125,000 or (B) for all such directors, officers, employees and individual service providers described in clause (A) in an aggregate amount in excess of $1,000,000; provided, that in no event may the Company increase the base salary and/or cash bonus opportunity of any ClinOps Employee or (z) accelerate or take any action to accelerate any payment or benefit or the lapse of any vesting or other restrictions thereon, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual service provider or otherwise amend the terms of any award outstanding under the Incentive Plan;
(vi)   hire, engage, promote, or terminate (other than for cause) the employment or engagement of any employee of the Company with an annual salary or wage rate in excess of $125,000; provided, that any such actions shall be subject in all respects to Section 5.1(b)(v);
(vii)   take any action that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act or require notice to employees, or trigger any other obligations or liabilities, under the WARN Act or any similar state, local or foreign Law;
(viii)   make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business), or capital contribution to, or investment in, any Person (other than any wholly-owned Company Subsidiary);
(ix)   forgive any loans or advances to any officers, employees, directors or other individual service providers of the Company or any Company Subsidiary, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such Persons in accordance with an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or any Company Subsidiary;
(x)   acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization,

any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any Person;
(xi)   (1) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any Lien (other than Permitted Liens) (including under any sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any Company Subsidiary (other than Intellectual Property, which is the subject of Section 5.1(b)(xix) except in the ordinary course of business, (2) enter into any new line of business or (3) create any new Subsidiary;
(xii)   (1) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or any wholly owned Company Subsidiary and owed to the Company or any wholly owned Company Subsidiary) or (2) cancel any material Indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value, in the case of each of the foregoing clauses (1) and (2), other than Indebtedness under the Loan and Security Agreement at or immediately prior to the Closing;
(xiii)   (1) incur, create, assume or otherwise become liable or responsible for any Indebtedness (other than Indebtedness (A) of the type set forth in clause (d) of the definition of Indebtedness (including, for the avoidance of doubt, any guarantees in respect thereof) or (B) solely between or among the Company and any wholly-owned RemainCo Subsidiary), including by the issuance of any debt security, (2) assume, guarantee, endorse or otherwise become liable or responsible for any Indebtedness set forth in the foregoing clause (1) of any Person, or (3) issue or sell any debt securities of the Company or any Company Subsidiary (other than solely between or among the Company and any wholly-owned RemainCo Subsidiary), including options, warrants, calls or other rights to acquire any debt securities of the Company or any Company Subsidiary;
(xiv)   negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights in accordance with, any Company Material Contract, any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement or any Lease for any Company Leased Real Property, except in the case of any Contract of the type described in Sections 3.13(a)(i), 3.13(a)(vii) and 3.13(a)(xix), in the ordinary course of business; provided, however, that the foregoing exception will not apply to any Contract that requires or provides for consent, acceleration, termination or any other material right or consequence triggered in whole or in part by the Merger or any of the other transactions contemplated hereby;
(xv)   change its fiscal year, revalue any of its material assets or make any material change to the Company’s or any Company Subsidiary’s methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;
(xvi)   make or agree to make any capital expenditures or authorizations or commitments with respect thereto that in the aggregate are in excess of 105% of the aggregate amount provided for in the capital expenditure budget set forth in Section 5.1(b)(xvi) of the Company Disclosure Letter, other than capital expenditures to repair damage resulting from insured casualty events or required on an emergency basis or for the safety of individuals, assets or the environment (provided that the Company shall notify Parent of any such emergency expenditure as soon as reasonably practicable);
(xvii)   agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending Proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any Company Subsidiary of an amount not greater than $300,000 (net of insurance proceeds) in the aggregate;
(xviii)   fail to use commercially reasonable efforts to maintain in effect material insurance policies covering the Company and each Company Subsidiary and their respective properties, assets and businesses;

(xix)   (1) sell, transfer, assign, lease, license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person (including any Affiliate, except pursuant to the Spin-Off Agreements) any rights to any Company Intellectual Property, other than licensing non-exclusive rights granted for the purposes of conducting clinical trials in the ordinary course of business, (2) cancel, dedicate to the public, disclaim, forfeit, reissue, reexamine, fail to diligently prosecute or maintain, or abandon without filing a substantially identical counterpart in the same jurisdiction with the same priority, or allow to lapse (except with respect to Patents, Design Rights, Copyrights or Trademarks expiring in accordance with their terms) any Registered Company Intellectual Property which the Company controls prosecution and maintenance thereof, (3) make any change to the Company Intellectual Property material to the conduct of the 101 Business as presently conducted or as presently contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) that does or would reasonably be expected to impair such Company Intellectual Property or the Company’s or any Company Subsidiary’s rights with respect thereto; provided, however, that the foregoing shall not be construed to limit the Company’s ordinary course prosecution of Patent or Trademark applications, (4) disclose to any Person (other than Representatives of Parent and Merger Sub) any Trade Secret or Know-How that is material to the conduct of the 101 Business as conducted or contemplated to be conducted or any Trade Secrets or Know-How within the scope of the 101 Business except, as permitted in Section 5.2(b) of this Agreement or in the ordinary course of business to a Person that is subject to confidentiality obligations or (5) fail to take or maintain commercially reasonable measures to protect the confidentiality and value of Trade Secrets or Know-How included in any of the Company Intellectual Property;
(xx)   (1) make, change or revoke any material Tax election or adopt or change any material method of Tax accounting, (2) file any material amended Tax Return, (3) settle or compromise any Proceeding relating to a material amount of Taxes, (4) agree to an extension or waiver of the statute of limitations with respect to any claim or assessment with respect to material Taxes (other than such extension that arises solely as a result of an extension of time to file a Tax Return obtained in the ordinary course of business), (5) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of any Law), Tax allocation agreement or Tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes) with respect to any material Tax or (6) surrender any right to claim a refund, offset, or other reduction in Tax liability;
(xxi)   merge or consolidate the Company or any Company Subsidiary with any Person or adopt a plan of complete or partial liquidation, winding-up dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary;
(xxii)   continue or migrate its jurisdiction of registration or incorporation to a jurisdiction other than that as of the date of this Agreement;
(xxiii)   initiate (or commit to initiating) any new clinical trials or activities, including initiation of a new institutional review board process, other than those trials and activities (i) set forth on Section 5.1(b)(xxiii) of the Company Disclosure Letter, (ii) that would not result in additional expenditures of more than $2,000,000 in the aggregate, (iii) where such action is required by Law or a Governmental Authority or (iv) as set forth in the in the capital expenditure budget set forth in Section 5.1(b)(xvi) of the Company Disclosure Letter;
(xxiv)   take actions to accelerate or delay the payment of accounts receivable, or accelerate or delay the payment of accounts payable, in each case in a manner inconsistent with past practice in the ordinary course of business;
(xxv)   make any material change to the clinical trial plan in respect of the 101 Business; or
(xxvi)   enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.
Notwithstanding the foregoing, nothing contained herein will give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company and any Company Subsidiary prior to the Effective Time, and the Company will not be required to take any action or prohibited from taking any action required or prohibited by this Agreement if the inclusion of such requirement or prohibition in this Agreement would violate applicable Law (including any Antitrust Law). Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ respective operations.
Section 5.2   No Solicitation.
(a)   The Company will cease and terminate, and will use reasonable best efforts to cause its Representatives to cease and terminate, all solicitations, discussions, and negotiations with any Person with respect to any offer or proposal or potential offer or proposal relating to any transaction or proposed transaction or series of related transactions, other than the transactions contemplated hereby, involving a Company Acquisition Proposal as of the date of this Agreement. Except as provided in this Section 5.2, from the date of this Agreement until the earlier of termination of this Agreement or the Effective Time, the Company will not and will direct its Representatives not to directly or indirectly (A) initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a Company Acquisition Proposal, (B) enter into any agreement with respect to a Company Acquisition Proposal or (C) engage in negotiations or discussions with, or provide any non-public information or data to, any Person (other than Parent or any of its Affiliates or Representatives) for the purpose of encouraging or knowingly facilitating any Company Acquisition Proposal, in each case, other than discussions solely to notify such Person of the terms of this Section 5.2 or to clarify the terms and conditions of such proposal or offer. The Company agrees that any violations of the restrictions set forth in this Section 5.2 by any of its Representatives (acting on behalf of the Company) will be deemed to be a breach of this Agreement (including this Section 5.2) by the Company.
(b)   Notwithstanding anything to the contrary contained in this Agreement, at any time following the date of this Agreement and prior to the date on which the Company Requisite Vote is obtained, the Company and its Representatives may (i) negotiate or enter into a confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (an “Acceptable Confidentiality Agreement”), (ii) furnish information (including non-public information) concerning the Company’s business, properties or assets to any Person in accordance with an Acceptable Confidentiality Agreement, and (iii) engage or otherwise participate in discussions and negotiations with such Person or the group of Persons concerning a Company Acquisition Proposal and their respective Representatives and their potential sources of financing and their Representatives with respect to such Company Acquisition Proposal if, but only if, such Person has, in the absence of any material breach of Section 5.2(a), made a Company Acquisition Proposal that the Company Board of Directors determines in good faith, after consultation with the Company’s financial advisors, either constitutes or could reasonably be expected to lead to a Superior Proposal. From and after the date of this Agreement and prior to the Stockholders Meeting, the Company will promptly (and in any event within twenty-four (24) hours of receipt by any officer or director of the Company) notify Parent if the Company or any Company Subsidiary or Representative receives (i) any Company Acquisition Proposal or indication by any Person that it is considering making a Company Acquisition Proposal, (ii) any request for non-public information relating to the Company or any Company Subsidiary other than requests for information in the ordinary course of business and unrelated to a Company Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations with respect to any Company Acquisition Proposal. The Company will provide Parent promptly (and in any event within such twenty-four (24)-hour period) with the identity of such Person and a correct and complete copy of such Company Acquisition Proposal, indication, inquiry or request (or, where such Company Acquisition Proposal is not in writing, a description of the material terms and conditions of such Company Acquisition Proposal, indication, inquiry or request), including any modifications thereto. The Company will keep Parent reasonably informed (orally and in writing) on a current basis (and in any event no later than twenty-four (24) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any Company Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, the Company will promptly (and in any event within twenty-four (24) hours) notify Parent orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Company Acquisition Proposal and will in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. The Company will not, and will cause each Company Subsidiary not to, enter into any agreement with any Person subsequent to the date of this Agreement that would restrict the Company’s ability to provide such information to Parent, and neither the Company nor any Company Subsidiary is currently party to any agreement that prohibits the Company from providing to Parent the information described in this Section 5.2(b). The Company (A) will not, and will cause each Company Subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Company Subsidiary is or becomes a party, and (B) will, and will cause each Company Subsidiary to, use reasonable best efforts to enforce any such agreement, in each case, unless the Company Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would reasonably be likely to be inconsistent with the fiduciary duties of the Company Board of Directors to the Company’s stockholders under applicable Law, in which event the Company may take the actions described in these clauses (A) and (B) solely to the extent necessary to permit a third party to make a Company Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Company Board of Directors to the Company’s stockholders under applicable Law, conditioned upon such third party agreeing that the Company shall not be prohibited from providing any information to Parent (including regarding any such Company Acquisition Proposal) in accordance with, and otherwise complying with, this Section 5.2. The Company will provide to Parent any non-public information concerning the Company or any Company Subsidiary provided or made available in accordance with this Section 5.2(b) which was not previously provided or made available to Parent substantially simultaneously with providing such information to any other Person. For purposes of this Agreement, a “Superior Proposal” is a written Company Acquisition Proposal that did not result from a material breach of this Section 5.2 on terms (x) which the Company Board of Directors determines in its good faith judgment to be more favorable to the holders of Common Shares (solely in their capacity as such) than the transactions contemplated hereby (after consultation with the Company’s financial and legal advisors), taking into account all the terms and conditions of such proposal and this Agreement and the Spin-Off Agreements, and (y) which the Company Board of Directors has determined to be reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of this Agreement and the Spin-Off Agreements; provided that, for purposes of this definition of “Superior Proposal,” the references to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be references to “50%”.
(c)   Except as set forth herein, neither the Company Board of Directors nor any committee thereof will (i) make any Company Adverse Recommendation Change or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or similar agreement (an “Alternative Acquisition Agreement”) providing for the consummation of a transaction contemplated by any Company Acquisition Proposal (other than a confidentiality agreement referenced in Section 5.2(b) entered into in the circumstances referenced in Section 5.2(b)). The Company, reasonably promptly following a determination by the Company Board of Directors that a Company Acquisition Proposal is a Superior Proposal, will notify Parent of such determination.
(d)   Notwithstanding anything in Section 5.2(c) to the contrary, prior to the date on which the Company Requisite Vote is obtained, if (i) a material breach by the Company of this Section 5.2 has not contributed to the making of such Company Acquisition Proposal, and (iii) the Company Board of Directors concludes in good faith, after consultation with the Company’s outside legal counsel and its financial advisors, that such Company Acquisition Proposal constitutes a Superior Proposal after giving effect to all of the adjustments of this Agreement that Parent has irrevocably committed in writing to make, the Company Board of Directors may, if it determines in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would be reasonably be likely to be inconsistent with its fiduciary duties, (A) effect a Company Adverse Recommendation Change or (B) terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Company will not terminate this Agreement in accordance with clause (B) above, and any purported termination in accordance with clause (B) above will be void and of no force or effect, unless the Company (1) in advance of or concurrently with such termination pays, or causes to be paid, the Termination Fee in accordance with Section 8.2(b) and (2) immediately following such termination enters into a binding definitive Alternative Acquisition Agreement for such Superior Proposal; provided, further, that the Company Board of Directors may not effect a change of its recommendation in accordance with clause (A) above or terminate this Agreement in accordance with clause (B) above unless (I) no material breach of the Company’s obligations in this Section 5.2 has occurred, (II) the Company has provided prior written notice to Parent, at least four (4) business days in advance (the “Notice Period”), of its intention to take such action with respect to such Superior Proposal, which notice will specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal) (a “Determination Notice”), and has contemporaneously provided a correct and complete copy of the proposed Alternative Acquisition Agreement with respect to such Superior Proposal, (III) prior to effecting such Company Adverse Recommendation Change or terminating this Agreement to enter into a definitive Alternative Acquisition Agreement with respect to such Superior Proposal, the Company has, and has directed its Representatives to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal and (IV) following any negotiation described in clause (III) above, the Company Board of Directors concludes in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Company Acquisition Proposal continues to constitute a Superior Proposal. In the event of any material revisions to the Superior Proposal after the start of the Notice Period, the Company is required to deliver a new Determination Notice to Parent and to comply with the requirements of this Section 5.2(d) with respect to such new Determination Notice, and the Notice Period will be deemed to have re-commenced on the date of such new notice, except that the references to four (4) business days will be deemed two (2) business days. Any Company Adverse Recommendation Change will not change the approval of the Company Board of Directors for purposes of causing any state takeover statute or other Law to be inapplicable to the transactions contemplated hereby.
(e)   The Company Board of Directors may make a Company Adverse Recommendation Change in response to a Company Intervening Event if the Company Board of Directors has concluded in good faith, after consultation with the Company’s outside legal counsel, that failure to make a Company Adverse Recommendation Change on account of the Company Intervening Event would reasonably be likely to be inconsistent with its fiduciary duties; provided, however, that the Company Board of Directors will not make a Company Adverse Recommendation Change in response to a Company Intervening Event unless the Company has (i) provided to Parent at least four (4) business days’ prior written notice advising Parent that the Company Board of Directors intends to take such action and specifying the Company Intervening Event in reasonable detail and (ii) during such four (4) business day period, if requested by Parent, engaged in good faith negotiations with Parent (to the extent Parent requests to negotiate) to amend this Agreement in such a manner that obviates the need or reason for the Company Adverse Recommendation Change.
(f)   The Company will promptly (but in no event later than three (3) business days after the date of this Agreement) request that each Person that has executed a confidentiality agreement in connection with a potential Company Acquisition Proposal since June 1, 2023 that remains in effect return (or destroy, to the extent permitted by the applicable confidentiality agreement) all confidential information furnished to such Person by or on behalf of the Company or any Company Subsidiary.
(g)   Nothing in this Section 5.2 or elsewhere in this Agreement will prohibit the Company or the Company Board of Directors, directly or indirectly through its Representatives, from (i) taking and disclosing to the stockholders of the Company a position with respect to a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to the Company’s stockholders), (ii) making any disclosure to the stockholders of the Company that is required by applicable Law or (iii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act; provided, that any such action that would otherwise constitute a Company Adverse Recommendation Change shall be made only in accordance with Section 5.2 (it being understood and agreed that any such communication that expressly reaffirms the Company Board Recommendation shall be deemed not to be a Company Adverse Recommendation Change).
Section 5.3   Proxy Statement.   The Company will, as soon as practicable following the date of this Agreement and in any event within thirty (30) calendar days after the date of this Agreement, prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Each of Parent and the Company shall reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 5.3, including the preparation, filing and distribution of the Proxy Statement and the resolution of any comments in respect thereof received from the SEC. The Company will notify Parent promptly (and in any case no later than twenty four (24) hours) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time prior to receipt of the Company Requisite Vote there will occur any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any information that has become false or misleading in any material respect, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. Parent and its counsel will be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC and the Company will give due consideration to all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company will (i) establish a record date, (ii) commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (iii) thereafter commence mailing the Proxy Statement to the Company’s stockholders as promptly as practicable after filing with the SEC, and, in any event, either (a) the third business day after the date that is ten (10) calendar days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (b) within three (3) business days of being informed by the SEC staff that it has no further comments on the document. Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Company Board Recommendation.
Section 5.4   Stockholders Meeting.   The Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking the Company Requisite Vote and take all lawful action to solicit approval of this Agreement. The Company will schedule the Stockholders Meeting to be held within thirty-five (35) days of the initial mailing of the Proxy Statement and, if there are not sufficient affirmative votes represented in person or by proxy at such meeting to adopt this Agreement, will adjourn the Stockholders Meeting and reconvene the Stockholders Meeting at the earliest practicable date on which the Company Board of Directors reasonably expects to have sufficient affirmative votes to adopt this Agreement; provided, that, without Parent’s prior written consent (such consent not to be unreasonably delayed, conditioned or withheld), the Company will not adjourn the Stockholders Meeting more than fifteen (15) calendar days past the originally scheduled date.
Section 5.5   Merger Sub.   Parent will take all actions necessary to cause Merger Sub to perform its obligations in accordance with this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.
Section 5.6   Rule 16b-3 Matters.   Prior to the Effective Time, the Company will take all such steps as may be reasonably necessary or advisable (to the extent permitted under Law and no-action letters issued by the SEC) to cause any dispositions of Common Shares (including derivative securities with respect to Common Shares) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Law.
Section 5.7   Director Resignations.   Prior to the Effective Time, the Company will use its reasonable best efforts to cause each director of the Company and each RemainCo Subsidiary to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of the Company or such RemainCo Subsidiary, as applicable.

Section 5.8   Company Financing Facilities.   The Company will terminate the Loan and Security Agreement at the Closing, and will (a) deliver to the collateral agent under the Loan and Security Agreement at least fifteen (15) days (or such shorter period as may be agreed to by the collateral agent under the Loan and Security Agreement) prior to the Closing a written notice of prepayment of all then outstanding Term Loans (as defined in the Loan and Security Agreement) and (b) deliver to Parent at least four (4) business days prior to the Closing Date a customary draft payoff letter (a fully-executed copy of which shall be delivered no later than the business day prior to the Closing Date) from the collateral agent under the Loan and Security Agreement, including, subject to the payment of any applicable payoff amount, the release of all Liens granted in connection with the Loan and Security Agreement. Parent shall irrevocably pay off, or cause to be paid off, at the Closing the applicable payoff amount set forth in such payoff letter on behalf of the Company and use its commercially reasonable efforts to provide all customary cooperation as may be reasonably requested by the Company to assist the Company in connection with its obligation under this Section 5.8.
Section 5.9   Spin-Off Agreements.   Upon the terms and subject to the conditions of the Spin-Off Agreements and subject to compliance with applicable Law and to the satisfaction of the conditions set forth in Section 7.1(a) and 7.1(c), immediately prior to the Closing, the Company will consummate the Spin-Off and the other transactions contemplated by the Spin-Off Agreements, in each case in accordance with the terms of the Spin-Off Agreements. Without limiting the foregoing, the Company will cause each condition set forth in Section 7.1 of the Separation and Distribution Agreement and the conditions in Section 7.1(d) and Section 7.1(e) of this Agreement to be satisfied as promptly as practicable following the date hereof, including by preparing and filing, or confidentially submitting, a registration statement on Form 10 (or Form S-1 if the Company so determines after consultation with Parent) (together with any amendments, supplements, prospectuses or information statements in connection therewith, the “Spin-Off Registration Statement”) to register the common stock of SpinCo to be issued or retained in the Spin-Off as soon as reasonably practicable and in any event within thirty (30) calendar days after the date of this Agreement. The Company will timely provide drafts of the Spin-Off Registration Statement (and any amendments or supplement thereto) to Parent for review and comment (which comments will be considered by the Company in good faith). Following such initial filing or confidential submission of the Spin-Off Registration Statement, the Company will respond to all comments from the staff of the SEC and file all necessary amendments to the Spin-Off Registration Statement as promptly as possible following receipt of such comments. The Company will seek effectiveness of the Spin-Off Registration Statement as promptly as possible following resolution of the SEC Staff’s comments, and thereafter will use reasonable best efforts to maintain the effectiveness of the Spin-Off Registration Statement. Each of the Company and Parent will cooperate reasonably with each other, and will cause their respective Affiliates to so cooperate, to effectuate the Spin-Off. Neither the Company nor any Company Subsidiary will amend, modify or supplement, or agree to amend, modify or supplement, any Spin-Off Agreement without the prior written consent of Parent.
Section 5.10   Parent Vote.   Parent shall vote or cause to be voted any Common Shares beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted in favor of the adoption of this Agreement at the Stockholders Meeting or any other meeting of stockholders of the Company at which this Agreement shall be submitted for adoption, and at all postponements or adjournments thereof.
Section 5.11   CVR Capitalization Schedule.   The Company shall deliver (or cause to be delivered) to Parent, for purposes of Parent’s delivery to the Rights Agent, the “Capitalization Schedule” contemplated by Section 2.3(b) of the CVR Agreement, by such time prior to the Effective Time as the Rights Agent may reasonably request.
ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.1   NASDAQ; Post-Closing SEC Reports.   Prior to the Effective Time, the Company will cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Laws and rules and policies of NASDAQ to delist the Common Shares from NASDAQ and terminate the registration of the Common Shares under the Exchange Act promptly after the Effective Time. Parent will use reasonable best efforts to cause the Surviving Corporation to file with the SEC (a) a Form 25 on the Closing Date and (b) a Form 15 on the first business day that is at least ten (10) days after the date the Form 25 is filed (such period between the Form 25 filing date and the Form 15 filing date, the “Delisting Period”). If the Surviving Company is reasonably likely to be required to file any reports in accordance with the Exchange Act during the Delisting Period, the Company will deliver to Parent at least five (5) business days prior to the Closing a substantially final draft of any such reports (“Post-Closing SEC Reports”). The Post-Closing SEC Reports provided by the Company in accordance with this Section 6.1 will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) comply in all material respects with the provisions of applicable Laws.
Section 6.2   Access to Information.   Subject to applicable Law, including Antitrust Law, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, Parent will be entitled, through its employees and Representatives, to have access to the assets, properties, business, operations, data, documents, books and records, personnel and Representatives of the Company and each Company Subsidiary as is reasonably necessary for purposes of strategic and integration planning with respect to the transactions contemplated hereby. Any such investigation and examination will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries, and will be subject to the Company’s reasonable security measures and insurance requirements, except as may otherwise be required or restricted by Law, so as to limit disruption to or impairment of the Company’s business, and the Company will cooperate fully therein. No investigation by Parent will diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement. Nothing herein will require the Company to disclose any information to Parent if such disclosure would, in its reasonable discretion and after notice to Parent (i) jeopardize any attorney-client or other legal privilege (so long as the Company has reasonably cooperated with Parent to disclose such information on a basis that does not waive such privilege with respect thereto), (ii) contravene any applicable Law (so long as the Company has used reasonable best efforts to provide such information in a way that does not contravene applicable Law), fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which the Company or its Affiliates is a party) or (iii) result in the disclosure of any Trade Secrets of third parties; provided, that information will be disclosed subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws. With respect to the information disclosed pursuant to this Section 6.2, Parent will comply with, and will instruct Parent’s Representatives to comply with, all of its obligations under the Confidentiality Agreement.
Section 6.3   Public Disclosure.   Each of Parent (or one of its Affiliates) and the Company will issue an initial press release concerning the Merger (each of which will be approved by the other party) and, thereafter, so long as this Agreement is in effect, neither Parent, Merger Sub nor the Company will disseminate any press release or other public announcement concerning the Merger or this Agreement or the other transactions contemplated by this Agreement (other than any communications to employees that would not otherwise be required to be publicly filed as solicitation material with the SEC), except as may be required by Law or by any listing agreement with a national stock exchange, without the prior written consent of each of the other parties hereto, which consent will not be unreasonably withheld, conditioned or delayed. Without the prior written consent of the other parties hereto, each party hereto may disseminate information substantially similar to information included in a press release or other document previously approved for public distribution by the other parties hereto or such information that is not inconsistent with previous press releases or other public announcements made by Parent in compliance with this Section 6.3. Each party hereto will promptly make available to the other parties hereto copies of any written communications made without prior consultation with the other parties hereto pursuant to the immediately preceding sentence. The restrictions of this Section 6.3 will not apply to communications by Parent, Merger Sub or the Company regarding a Company Acquisition Proposal or a Company Adverse Recommendation Change or following a Company Adverse Recommendation Change.
Section 6.4   Regulatory Filings; Reasonable Efforts.
(a)   Each of Parent, Merger Sub and the Company will:
(i)   as promptly as practicable and in any event within fifteen (15) business days after the date of this Agreement, unless otherwise agreed by the parties hereto, file Notification and Report Forms with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice if required by the HSR Act and, unless otherwise agreed by the parties, commence the regulatory process by filing initial pre-notification submissions or briefing papers as required or advisable by or under the Antitrust Laws of any other applicable jurisdiction. Each of Parent and the Company will cause all documents that it is responsible to file with any Governmental Authority in accordance with this Section 6.4 to comply in all material respects with all Laws and rules and regulations of any Governmental Authority;
(ii)   promptly supply the other with any information which may be reasonably required in order to effectuate any filings and responses to information requests in accordance with this Section 6.4;
(iii)   as promptly as practicable, cooperate in good faith and use their respective reasonable best efforts to take any and all actions necessary to obtain any approvals or clearances required under or in connection with the HSR Act and any other applicable Antitrust Laws, and to enable all waiting periods under the HSR Act and any other applicable Antitrust Laws to terminate or expire (the “Regulatory Approvals”), including: (A) promptly furnishing to the other such information and assistance as may reasonably be requested in order to prepare any notification, application, filing or request in connection with a Regulatory Approval, (B) consulting with, and considering in good faith, any suggestions or comments made by the other parties with respect to the documentation relating to the Regulatory Approvals process, (C) providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or advisable and (D) cooperating in the preparation and submission of all applications, notices, filings, and submissions to Governmental Authorities;
(iv)   promptly inform the other parties of any material communication received by that party in respect of obtaining or concluding the Regulatory Approvals;
(v)   use reasonable best efforts to respond promptly to any request or notice from any Governmental Authority requiring the parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals, including any Request for Additional Information and Documentary Material from the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice; provided, further, that each Party shall each use reasonable best efforts to respond to a request for additional information under the HSR Act as promptly as possible and in any event within four (4) months after receipt of a request for additional information under the HSR Act (“HSR Second Request”); provided, further, that, if either the Company or Parent has responded in all material respects with the HSR Second Request at or following the end of such four (4) month period, and at such time the other party has not replied to such HSR Second Request (such party, the “Continuing Party”), such Continuing Party shall continue to use reasonable best efforts to reply to such HSR Second Request;
(vi)   permit the other parties to review in advance any proposed applications, notices, filings and submissions to Governmental Authorities (including responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding the Regulatory Approvals;
(vii)   promptly provide the other parties with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any

Governmental Authority) that were submitted to a Governmental Authority in respect of obtaining or concluding the Regulatory Approvals;
(viii) whenever possible, not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Authorities in respect of obtaining or concluding the Regulatory Approvals unless it consults with the other parties in advance and gives the other parties or their legal counsel the opportunity to attend and participate thereat, unless a Governmental Authority requests otherwise; and
(ix)   keep the other parties promptly informed of the status of discussions relating to obtaining or concluding the Regulatory Approvals.
(b)   Notwithstanding anything in this Agreement to the contrary, Parent shall have the right, following good faith consultation and consideration of the views of the Company, to direct the strategy and timing for obtaining any necessary approval under applicable Antitrust Laws and, in connection therewith, the timing, form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party hereto in connection with any Action under or relating to any Antitrust Laws.
(c)   Notwithstanding any other requirement in this Section 6.4, where a party (a “Disclosing Party”) is required under this Section 6.4 to provide information to another party (a “Receiving Party”) that the Disclosing Party deems to be competitively sensitive information or otherwise reasonably determines in respect thereof that disclosure should be restricted, the Disclosing Party may restrict the provision of such competitively sensitive and other restricted information only to antitrust counsel of the Receiving Party, provided that the Disclosing Party also provides to the Receiving Party upon request of the Receiving Party a redacted version of such information which does not contain any such competitively sensitive or other restricted information.
(d)   Notwithstanding anything in this Agreement to the contrary, reasonable best efforts will not obligate Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company to: (i) undertake or enter into agreements with any Governmental Authority or agree to the entry of an Order by any Governmental Authority, (ii) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Company, the Surviving Corporation or any Subsidiary of the Company, (iii) commit to terminate, amend or replace any existing material relationships and contractual rights and obligations of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, (iv) terminate any venture or other arrangement of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, or (v) effectuate any other change or restructuring of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, except, in each case, unless such actions collectively would not have a Company Material Adverse Effect on the business, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries (after giving effect to the transactions contemplated by the Separation and Distribution Agreement), taken as a whole; provided, that the Company shall not be required to agree to any such efforts or actions if they are either (A) with respect to SpinCo or any of its Subsidiaries (after giving effect to the transactions contemplated by the Separation and Distribution Agreement) or any SpinCo Assets or (B) not conditioned on the consummation of the Merger. For the avoidance of doubt, it is expressly understood and agreed that nothing in this Section 6.4(d) or any other provision of this Agreement shall be construed to require any action to be taken with respect to Parent, its Affiliates or their respective assets, businesses, relationships, contractual rights, obligations or arrangements.
(e)   Each party will bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to obtain all Regulatory Approvals, including under the HSR Act. Parent will be responsible for payment of the applicable fees associated with such Regulatory Approvals.
(f)   Parent agrees that, between the date of this Agreement and the satisfaction of the condition set forth in Section 7.1(a), neither Parent nor any of its Subsidiaries shall consummate, enter into any Contract providing for, or announce, any investment, acquisition, divestiture or business combination that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by this Agreement by the Outside Date or materially increase the risk of not obtaining any consent, approval, registration, waiver, permit, authorization, order expiration or termination of waiting periods or other confirmations from any Governmental Authority that is a condition to the Closing pursuant to Section 7.1(a).
Section 6.5   Notification of Certain Matters; Litigation.   Unless prohibited by applicable Law, each party hereto will deliver prompt notice to the other parties hereto of any Event that would reasonably be expected to give rise to a failure of a condition set forth in Section 7.1, Section 7.2 and Section 7.3; provided, however, that (x) that the failure to make any such notification (in and of itself) shall not be taken into account in determining whether the conditions set forth in Section 7.1, Section 7.2 and Section 7.3 have been satisfied or give rise to any right of termination to any party hereto under Article VIII and (y) no such notification will affect the representations, warranties, covenants or agreements of such party, the conditions to the obligations of the other parties under this Agreement or the remedies available to a party receiving such notification. Without limiting the foregoing, (i) the Company will promptly notify Parent of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, and (ii) each party will promptly notify the other parties hereto of any notice or other communication from any Governmental Authority in connection with the transactions contemplated hereby. The Company will promptly notify Parent of any Proceedings instituted or threatened against the Company or any of its directors, officers or Affiliates, by any holders of Common Shares of the Company, before any court or Governmental Authority, relating to this Agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions (“Transaction Litigation”). The Company will consult with Parent with respect to the defense or settlement of any Transaction Litigation, will consider Parent’s views with respect to such Transaction Litigation, and will not settle or materially stipulate with respect to any such Transaction Litigation without Parent’s written consent (not to be unreasonably withheld, conditioned or delayed).
Section 6.6   Indemnification.
(a)   Parent shall, and shall cause the Surviving Corporation and each of its Subsidiaries (Parent, the Surviving Corporation and each of its Subsidiaries, together with their respective successors and assigns, the “Indemnifying Parties”) to, cause (i) any rights to indemnification, advancement of expenses or exculpation now existing in favor of the directors or officers of the Company and the directors or officers of each Company Subsidiary (the “Indemnified Parties” and, each, an “Indemnified Party”) as provided in their respective organizational documents or indemnification agreements, in effect as of the date of this Agreement, with respect to any matter occurring at or prior to the Effective Time (including the transactions contemplated hereby) and (ii) any indemnification or other similar agreements of the Company or any Company Subsidiary in effect as of the date of this Agreement and set forth on Section 6.6(a) of the Company Disclosure Letter, in each case, to survive the Merger and continue in full force and effect for a period of six (6) years after the Effective Time. During such period, Parent will not, nor will it permit the Surviving Corporation or any of its Subsidiaries to, amend, repeal or otherwise modify such provisions for indemnification, advancement of expenses or exculpation in any manner that would materially and adversely affect the rights thereunder of any individual who at any time on or prior to the Effective Time was a director or officer of the Company or director or officer of any Company Subsidiary with respect to any matter occurring at or prior to the Effective Time (including the transactions contemplated hereby), unless such modification is required by Law; provided, however, that if any claim is asserted or made either prior to the Effective Time or within such six (6)-year period, all rights to indemnification, advancement of expenses or exculpation with respect to any such claim or claims will continue until a final non-appealable disposition, including a settlement, of any and all such claims.
(b)   Without limiting the foregoing, from the Effective Time until the sixth (6th) anniversary of the date on which the Effective Time occurs, (i) Parent will, and will cause the Surviving Corporation and each of its Subsidiaries to, to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director of the Company or a Company Subsidiary against any and all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party as an officer or director of the Company or a Company

Subsidiary in connection with any pending or threatened Proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Party is or was a director or officer of the Company or a Company Subsidiary at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or claimed at any point prior to, at or after the Effective Time, including any such matter arising under any claim with respect to the transactions contemplated hereby, (ii) the Indemnifying Parties will, to the fullest extent permitted under applicable Laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by any Indemnified Party in connection with matters for which such Indemnified Parties are eligible to be indemnified pursuant to this Section 6.6(b) within fifteen (15) days after receipt by the Surviving Corporation of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified and (iii) each Indemnified Party will be entitled to retain his or her own counsel if there is a conflict of interest (whether actual, potential or reasonably perceivable) between the Indemnified Party and the Indemnifying Party whether or not the Surviving Corporation elects to control the defense of any such Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Party pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from any and all liability arising out of such Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Party), the fees and expenses of which will be paid by the Surviving Corporation. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to modify, amend or abrogate in any respect any rights that the Company or the Surviving Corporation may have under the Separation and Distribution Agreement.
(c)   In the event that an Indemnifying Party (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, such Indemnifying Party will cause proper provision to be made so that the successors and assigns of such Indemnifying Party assume the obligations, including with respect to indemnification, advancement of expenses and exculpation, set forth in this Section 6.6, unless such result occurs by operation of Law.
(d)   The obligations of the Indemnifying Parties pursuant to this Section 6.6 will be joint and several.
(e)   The provisions of this Section 6.6 will survive the consummation of the Merger and (i) are intended to be for the benefit of, and will be enforceable by, each Indemnified Party, and his or her heirs, successors, assigns and Representatives, and (ii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such Person may have by Contract or otherwise. Notwithstanding any other rights an Indemnified Party may have, the obligations of the Indemnifying Parties specified herein are to be the primary source of indemnification, advancement of expenses, exculpation and contribution for such Indemnified Party. Unless required by applicable Law, this Section 6.6 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Parties or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Party.
Section 6.7   Employee Communications.   Prior to making any material written or broad-based oral communications to any current or former officer, director, employee or individual independent contractor of the Company or its Subsidiary pertaining to the treatment of the Company Options as contemplated by Section 2.4, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.

Section 6.8   Takeover Laws.   If any “fair price”, “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the transactions contemplated hereby, the parties hereto will use their respective commercially reasonable efforts to (a) take such actions as are reasonably necessary so that the transactions contemplated hereunder may be consummated as promptly as practicable on the terms contemplated hereby and (b) otherwise take all such actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on such transactions.
Section 6.9   Further Assurances.   Other than with respect to antitrust matters which will be governed by Section 6.4, on the terms and subject to the conditions set forth in this Agreement, each of Parent, Merger Sub and the Company will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, in accordance with the terms of this Agreement. The Company will use its commercially reasonable efforts to obtain any consent, approval or waiver, or give any notice, with respect to (i) Company Material Contracts listed on Section 6.9 of the Company Disclosure Letter and (ii) any other Company Contracts where such consent, approval, or waiver of notice, as applicable, is reasonably requested by Parent; provided, however, that none of Parent, Merger Sub or the Company shall be obligated to pay any consideration (or otherwise incur any liability or obligation) therefor to any third party from whom any such consent, approval or waiver of notice is requested. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of the Surviving Corporation and Parent will use all reasonable efforts to take, or cause to be taken, all such necessary actions. Parent will cause Merger Sub to fulfill all Merger Sub’s obligations in accordance with this Agreement, and the Company shall not pay any consideration, other than a de minimis amount, to obtain any such consent, approval or waiver, without Parent’s prior written approval (not to be unreasonably withheld, conditioned or delayed).
Section 6.10   CVR Agreement.   As promptly as practicable after the date of this Agreement and, in any event, at or prior to the Effective Time, Parent shall duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent and agreed to by the Company (such agreement not to be unreasonably withheld, conditioned or delayed) (provided, that such revisions are not, individually or in the aggregate, detrimental or adverse to any holder of a CVR in any material respect). Parent and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” Laws.
Section 6.11   Promissory Note.   Immediately prior to the Distribution Effective Time, (i) Parent or a Subsidiary of Parent will deposit or cause to be deposited, the amount of the SpinCo Funding into the Escrow Account and the Company will concurrently issue to Parent a promissory note in substantially the form attached hereto as Annex IV evidencing the SpinCo Funding indebtedness and (ii) the Company shall contribute the right to receive the SpinCo Funding from the Escrow Account to SpinCo as a capital contribution.
Section 6.12   Warrant Amendments.   Within one (1) business day of the date of this Agreement, the Company shall deliver to Parent executed copies of the amendments to the Private Placement Warrants, 2020 Oxford Warrants and 2022 Oxford Warrants in the forms set forth on Section 6.12 of the Company Disclosure Letter (together, the “Existing Warrant Amendments”). The Company shall not amend the terms of any such Existing Warrant Amendment without Parent’s prior written consent.
ARTICLE VII
CONDITIONS PRECEDENT TO THE OBLIGATION OF PARTIES TO CONSUMMATE THE MERGER
Section 7.1   Conditions to Obligations of Each Party to Effect the Merger.   The respective obligations of each party hereto to effect the Merger will be subject to the satisfaction or written waiver at or prior to Effective Time of the following conditions:

(a)   Antitrust Clearance.   Any approvals or clearances required for the consummation of the Merger in accordance with the HSR Act and the other Antitrust Laws set forth on Section 7.1(a) of the Company Disclosure Letter, and any agreements not to close the transaction with any Governmental Authority entered into in accordance with this Agreement, will have expired, been terminated or obtained, as applicable.
(b)   Company Requisite Vote.   This Agreement and the Separation and Distribution Agreement will have been duly adopted by stockholders of the Company constituting the Company Requisite Vote in accordance with applicable Law and the Organizational Documents of the Company at the Stockholders Meeting.
(c)   Laws; Court Orders.   No Law will have been enacted, issued, enforced or promulgated and remain in effect by any Governmental Authority which prohibits the consummation of the Merger, and there will be no Order of a court of competent jurisdiction in effect prohibiting or making illegal the consummation of the Merger.
(d)   Spin-Off Registration Statement.   The Spin-Off Registration Statement will have become effective under the Exchange Act and will not be the subject of any stop Order or Proceedings seeking a stop Order and no Proceedings for that purpose will have been initiated or overtly threatened by the SEC and not concluded or withdrawn.
(e)   The Spin-Off.   The Spin-Off will have been completed in accordance with the terms of Spin-Off Agreements and the step plan attached as Schedule F to the Separation and Distribution Agreement (as such step plan may be amended, supplemented or otherwise modified in accordance with the terms of the Separation and Distribution Agreement).
Section 7.2   Additional Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger will be subject to the satisfaction or written waiver at or prior to the Effective Time of the following conditions:
(a)   Representations, Warranties and Covenants.   Each of (i) the representations and warranties of the Company contained in this Agreement, other than those set forth in Section 3.1, Section 3.2(a), the first sentence of Section 3.2(b), the first sentence of Section 3.2(c), Section 3.3 and Section 3.26, are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Company Material Adverse Effect”, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not have, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.1, the first sentence of Section 3.2(b), the first sentence of Section 3.2(c), Section 3.3 and Section 3.26 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date); and (iii) the representations and warranties of the Company contained in Section 3.2(a) are true and correct in all respects, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), subject only to de minimis deviations.
(b)   Performance of Obligations of the Company.   The Company will have performed and complied with, in all material respects, its agreements, obligations and covenants required to be performed by it under this Agreement and the Separation and Distribution Agreement at or prior to the Effective Time.
(c)   No Company Material Adverse Effect.   Since the date of this Agreement, there will not have occurred any Company Material Adverse Effect that is continuing.
(d)   Closing Certificate.   The Company will have furnished Parent with a certificate dated as of the Closing Date signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth in Sections 7.2(a), (b) and (c) have been satisfied.

Section 7.3   Additional Conditions to the Obligations of the Company.
(a)   Representations, Warranties and Covenants.   Each of (i) the representations and warranties of Parent and Merger Sub contained in Section 4.1 and Section 4.2 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date); and (ii) each of the other representations and warranties of Parent and Merger Sub contained in Article IV of this Agreement are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Parent Material Adverse Effect,” as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub will have performed and complied with, in all material respects, the agreements, obligations and covenants required to be performed by it under this Agreement at or prior to the Effective Time.
(c)   Closing Certificate.   Parent will have furnished the Company with a certificate dated as of the Closing Date signed on its behalf by a duly appointed officer of Parent to the effect that the conditions set forth in Sections 7.3(a) and (b) have been satisfied.
Section 7.4   Frustration of Closing Conditions.   No party hereto may rely on the failure of any condition set forth in Article VII to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the transactions contemplated hereby, as required by and subject to Section 6.4.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
Section 8.1   Termination.   This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after the Company Requisite Vote is obtained:
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company:
(i)   if a court of competent jurisdiction or other Governmental Authority will have issued an Order, and such Order will have become final and non-appealable, or there will exist any Law, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger (collectively, the “Restraints”); provided, however, that the right to terminate this Agreement in accordance with this Section 8.1(b)(i) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, such Restraint or the failure to remove such Restraint;
(ii)   if the Closing shall not have occurred on or prior to 5:00 p.m. (New York time) on September 22, 2024 (the “Outside Date”); provided, however, that (x) if, as of such date, the conditions set forth in Section 7.1(a) and (solely to the extent that such Law or Order arises under the HSR Act or any other Antitrust Law) Section 7.1(c) have not been satisfied, then the Outside Date will be automatically extended for ninety (90) days (and such date will then be the “First Extended Outside Date”) and, in the event that on the First Extended Outside Date, the conditions set forth in Section 7.1(a) and (solely to the extent that such Law or Order arises under the HSR Act or any other Antitrust Law) Section 7.1(c) have not been satisfied, then the Outside Date will be automatically extended for a second period of ninety (90) days (and such date will then be the “Second Extended Outside Date”) and (y) such date may also be extended by mutual consent in a written instrument duly executed by each of the Company and Parent; provided, further, that the right to terminate this Agreement in accordance with this Section 8.1(b)(ii) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, the failure of the Effective Time to occur by such date; or
(iii)   if the Company Requisite Vote is not obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) will not be available to any party whose material breach of this Agreement has proximately caused, or resulted in, the failure to obtain the Company Requisite Vote.
(c)   by Parent or Merger Sub:
(i)   if there has been a breach by the Company of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth in this Agreement such that a condition set forth in Section 7.2(c) or Section 7.2(d) would not be satisfied (and any such breach has not been cured within twenty (20) days following notice by Parent thereof or such breach is not reasonably capable of being cured); provided, that Parent and Merger Sub will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.3; or
(ii)   if at any time prior to the Stockholders Meeting, (A) the Company Board of Directors has effected a Company Adverse Recommendation Change or (B) the Company has materially breached its obligations under Section 5.2.
(d)   By the Company:
(i)   if, prior to the Effective Time, there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or other agreement of Parent or Merger Sub set forth in this Agreement such that a condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach or inaccuracy has not been cured within twenty (20) days following notice by the Company thereof or such breach or inaccuracy is not reasonably capable of being cured); provided, that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.2; or
(ii)   at any time prior to the receipt of the Company Requisite Vote, in order to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal; provided, however, that the Company (i) has not materially breached any of its obligations under Section 5.2 and (ii) has paid (or caused the payment of) the Termination Fee.
Section 8.2   Effect of Termination.
(a)   Any termination of this Agreement in accordance with Section 8.1 will be effective immediately upon the delivery of a written notice of the terminating party to the other party hereto and, if then due, payment of the Termination Fee. If this Agreement is terminated in accordance with Section 8.1, this Agreement will become null and void and be of no further force or effect and there will be no liability on the part of Parent, Merger Sub or the Company (or any of their respective directors, officers, employees, stockholders, agents or Representatives), except as set forth in the last sentence of Section 6.2, Article VIII and Article IX, each of which will remain in full force and effect and survive any termination of this Agreement; provided, however, that nothing herein will relieve any party from liability for fraud or intentional or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.
(b)   If Parent terminates this Agreement in accordance with Section 8.1(c)(ii)(A), the Company will promptly pay Parent a termination fee (the “Termination Fee”) of $54,500,000 in cash, but in no event later than two (2) business days after the date of receipt of Parent’s termination notice. If the Company terminates this Agreement in accordance with Section 8.1(d)(ii), it will, in connection with and as a condition to such termination, pay (or cause to be paid to) Parent the Termination Fee. If (i) Parent or the Company, as applicable, terminates this Agreement in accordance with Section 8.1(b)(ii) (only if (A) the conditions set forth in Section 7.1(a) and (as it relates to the HSR Act or any other Antitrust Law) Section 7.1(c) have been satisfied prior to such termination or (B) the Company’s action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, such conditions not to be satisfied), Section 8.1(b)(iii) or Section 8.1(c)(i) as a result of a breach or inaccuracy described in such Section that (except with respect to a breach of Section 5.2) first occurred following the making of a Company Acquisition Proposal of the type referenced in the following clause (ii), (ii) prior to such termination, a Company Acquisition Proposal has been made or publicly announced and not subsequently publicly withdrawn, and (iii) within twelve (12) months after the date on which this Agreement is terminated the Company enters into a definitive agreement with respect to a Company Acquisition Proposal or a Company Acquisition Proposal is consummated (provided that, for purposes of this clause (iii), the references to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be references to “50%”), then the Company will pay Parent the Termination Fee upon signing a definitive agreement for a transaction relating to a Company Acquisition Proposal (or, if earlier, the consummation of a transaction contemplated by a Company Acquisition Proposal). All amounts due hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company. If the Company fails to promptly make any payment required in accordance with this Section 8.2(b), the Company will indemnify Parent for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable in accordance with this Section 8.2(b).
(c)   If Parent or the Company terminates this Agreement in accordance with:
(i)   Section 8.1(b)(i) and the applicable Order that gives rise to such termination right is in respect of, pursuant to, or arises under, any Antitrust Law; or
(ii)   Section 8.1(b)(ii), and at the time of such termination, (x) any of the conditions set forth in Section 7.1(a) and Section 7.1(c) (with respect to Section 7.1(c), solely to the extent that such Law or Order is in respect of, pursuant to, or arises under, the HSR Act or any Antitrust Law) have not been satisfied or waived, (y) all of the other conditions set forth in Article VII have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but would be satisfied at the Closing if it were then held) and (z) no Willful Breach by the Company of any of its obligations under Section 6.4 has contributed materially to the failure of the conditions set forth in Section 7.1(a) or Section 7.1(c) (with respect to Section 7.1(c), solely to the extent that such Law or Order is in respect of, pursuant to, or arises under, the HSR Act or any Antitrust Law) to be satisfied or waived, then Parent shall pay or cause to be paid to the Company the Reverse Termination Fee (x) no later than five (5) business days after such termination in the event of a termination by the Company or (y) as a condition to termination in the event of a termination by Parent, in each case by wire transfer of immediately available funds to the account or accounts designated by the Company. Parent will not be required to pay the Reverse Termination Fee pursuant to this Section 8.2(c) more than once. “Reverse Termination Fee” means $92,125,000.
(d)   All amounts due under Section 8.2(b) or Section 8.2(c) hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company. If any party fails to promptly make any payment required in accordance with Section 8.2(b) or Section 8.2(c), the defaulting party will indemnify the non-defaulting party for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable in accordance with Section 8.2(b) or Section 8.2(c) as applicable. Upon the payment by Parent or the Company of the Termination Fee or Reverse Termination Fee as and when required by Section 8.2(b) or Section 8.2(c) (as applicable), such party and its current, former, or future Affiliates shall have no further liability with respect to this Agreement or the transactions contemplated hereby to any of other party or any of their Affiliates. A party’s right to receive payment from of the Termination Fee or Reverse Termination Fee pursuant to Section 8.2(b) or Section 8.2(c) (as applicable) shall be such party’s sole and exclusive remedy against the party obligated to make the applicable payment (and its Affiliates) for any and all losses or damages suffered or incurred by the parties or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof), or any matter forming the basis for such termination, and, upon payment of the Termination Fee or the Reverse Termination Fee (as applicable), the party obligated to make the applicable payment (and its Affiliates) shall not have any further liability or obligation arising out of or relating to this Agreement or the transactions contemplated hereby.
Section 8.3   Fees and Expenses.   Except as set forth in Section 6.4, Section 6.6 and Section 8.2, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses whether or not the Merger is consummated.
Section 8.4   Amendment.   Subject to Law and as otherwise provided in the Agreement, this Agreement may be amended, modified and supplemented, by written agreement of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
Section 8.5   Waiver.   At any time prior to the Effective Time, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto or (b) waive compliance with any of the agreements of the other party hereto or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a party hereto only if such extension or waiver is set forth in a writing executed by such party.
ARTICLE IX
MISCELLANEOUS
Section 9.1   No Survival.   None of the representations and warranties contained herein will survive the Effective Time.
Section 9.2   Notices.   Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non- delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:
(a)   if to Parent or Merger Sub or, after the Effective Time, to the Surviving Corporation, to it at:
Aventis Inc.
55 Corporate Drive
Bridgewater, NJ 088007
Attention:   General Counsel
with a copy (which does not constitute notice under this Agreement) to:
Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attention:     Michael J. Aiello; Amanda Fenster
Email:         [*****]
(b)   If to the Company, to it at:
Inhibrx, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:    Leah Pollema
Email:         [*****]

with a copy (which does not constitute notice under this Agreement) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:   Krishna Veeraraghavan
                Benjamin M. Goodchild
Email:         [*****] [*****]
Any party hereto may by notice delivered in accordance with this Section 9.2 to the other parties hereto designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.
Section 9.3   Entire Agreement.   This Agreement (including the Company Disclosure Letter, Annexes and Exhibits hereto and the documents and instruments referenced herein) contains the entire agreement among the parties hereto with respect to the Merger and related transactions, and supersedes all prior agreements, written or oral, among the parties hereto with respect thereto, other than the Confidentiality Agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of this Agreement).
Section 9.4   Governing Law.   This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. §  2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.
Section 9.5   Binding Effect; No Assignment; No Third-Party Beneficiaries.
(a)   This Agreement will not be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto, except that (i) Merger Sub may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to (A) Parent, (B) Parent and one or more direct or indirect wholly owned Subsidiaries of Parent or (C) one or more direct or indirect wholly owned Subsidiaries of Parent (each, a “Merger Sub Assignee”) and (ii) Parent may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more of its Affiliates (each, a “Parent Assignee”). Any Merger Sub Assignee and any Parent Assignee may thereafter assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more additional Merger Sub Assignees or Parent Assignees, respectively; provided, however, that in connection with any assignment to any Merger Sub Assignee or Parent Assignee, Parent and Merger Sub (or the assignor), as applicable will remain liable for the performance by Parent and Merger Sub (and such assignor, if applicable), as applicable, of their obligations hereunder. Subject to the preceding sentence, but without relieving any party hereto of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.
(b)   Other than (x) Section 6.6, which will confer third-party beneficiary rights to the parties identified therein, and (y) the rights of holders of CVRs to receive payment in accordance with the terms of this Agreement and the CVR Agreement, nothing in this Agreement, express or implied, will confer upon any Person other than Parent, Merger Sub and the Company and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement.
Section 9.6   Counterparts and Signature.   This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.
Section 9.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.
Section 9.8   Submission to Jurisdiction; Waiver.   Each of the Company, Parent and Merger Sub irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company, Parent and Merger Sub hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
Section 9.9   Rules of Construction.   Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) ”either” and “or” are not exclusive and “include”, “includes” and “including” are not limiting, (b) ”hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) ”extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”, (d) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to an “Article”, “Section”, “Exhibit”, “Annex” or “Schedule” refer to an Article or Section of, or an Exhibit, Annex or Schedule to, this Agreement, (h) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States, (i) references to a federal, state, local or foreign statute or Law shall mean such Law as from time to time amended, modified or supplemented, and include any rules, regulations and delegated legislation issued thereunder, (j) references to any communication by any Governmental Authority includes a communication by the staff of such Governmental Authority and (k) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. References to “ordinary course of business” refer to the ordinary course of business of the Company and any Company Subsidiary, taken as a whole and consistent with past practice, including reasonable actions or omissions taken or to be taken by the Company in good faith from time to time in response to changing economics and other conditions, circumstances or events. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. No summary of this Agreement prepared by any party will affect the meaning or interpretation of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, other than an obligation under Section 5.2, falls on a day other than a business day, the time period for performance thereof will automatically be extended to the next day that is a business day. The term “made available” as it relates to materials provided to Parent means copies of the subject materials which (x) were made available to Parent or any of its Affiliates or Representatives either (i) in the Data Room or (ii) in writing with respect to materials specifically referenced in the Company Disclosure Letter, in each case, no later than twenty-four (24) hours prior to the execution and delivery of this Agreement, (y) are set forth on Section 9.9 of the Company Disclosure Letter or (z) were publicly available, without redactions, on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC no later than one (1) business day prior to the execution and delivery of this Agreement.
Section 9.10   Specific Performance.
(a)   The parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each party hereto will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the parties hereto will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.
(b)   Notwithstanding the parties’ rights to specific performance pursuant to Section 9.10(a), each party may pursue any other remedy available to it at law or in equity, including monetary damages.
Section 9.11   No Waiver; Remedies Cumulative.   No failure or delay by any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
Section 9.12   Waiver of Jury Trial.   EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.12.
* * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INHIBRX, INC.
By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer
AVENTIS INC.
By:	/s/ Jamie Haney
	Name:	Jamie Haney
	Title:	Vice President, General Counsel and Secretary
ART ACQUISITION SUB, INC.
By:	/s/ Michael J. Tolpa
	Name:	Michael J. Tolpa
	Title:	President

Annex I
DEFINITIONS
“101 Business” has the meaning set forth in the Separation and Distribution Agreement.
“2020 Oxford Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to the Loan and Security Agreement as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.
“2022 Oxford Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022 as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.
“Acceptable Confidentiality Agreement” has the meaning set forth in Section 5.2(b).
“Affiliate” means, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.
“Agreement” has the meaning set forth in the Preamble.
“Alternative Acquisition Agreement” has the meaning set forth in Section 5.2(c).
“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977; the Anti-Kickback Act of 1986; the UK Bribery Act of 2010; Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; and the anti-bribery Laws of the People’s Republic of China or any applicable Law of similar effect, and the related regulations and published interpretations thereunder.
“Antitrust Laws” means the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, in each case, as amended, and the antitrust, competition or trade regulation Laws of any jurisdiction other than the United States, including any other federal, state, foreign or multinational Law, code, rule, regulation or decree designed or intended to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or the significant impediment or lessening of effective competition.
“Benefit Plan” has the meaning set forth in Section 3.10(a).
“Book-Entry Share” has the meaning set forth in Section 2.1(c).
“business day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, New York or Paris, France are permitted or required by Law to remain closed.
“Capitalization Date” has the meaning set forth in Section 3.2(a).
“Certificate” has the meaning set forth in Section 2.1(c).
“Certificate of Merger” has the meaning set forth in Section 1.2.
“ClinOps Employee” has the meaning set forth in the Separation and Distribution Agreement.
“Closing” has the meaning set forth in Section 1.3.
“Closing Amount” has the meaning set forth in Section 2.1(c).
“Closing Date” has the meaning set forth in Section 1.3.
“Closing Date Underwater Option” has the meaning set forth in Section 2.4(a)(ii).
“Closing Option Payment” has the meaning set forth in Section 2.4(a)(i).
“Code” has the meaning set forth in Section 2.6.

“Common Share” means a share of common stock, par value $0.0001 per share, of the Company.
“Company” has the meaning set forth in the Preamble.
“Company Acquisition Proposal” means a proposal or offer (whether or not in writing) made or renewed by any Person (other than Parent or any of its Subsidiaries) or group relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions) any: (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving the Company or any Company Subsidiary, pursuant to which any Person or group of related Persons would beneficially own or Control, directly or indirectly, (x) INBRX-101 or the 101 Business or (y) twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or any Company Subsidiary or any resulting parent company of the Company or any Company Subsidiary, (ii) sale, lease, license or other disposition, directly or indirectly, of assets of the Company (including capital stock or other equity interests of any Company Subsidiary) or any Company Subsidiary representing (x) twenty percent (20%) or more of the consolidated assets, net revenues or net income of the Company and each Company Subsidiary, taken as a whole, or to which twenty percent (20%) or more of the revenues, earnings or assets of Company and each Company Subsidiary, taken as a whole and on a consolidated basis, are attributable or (y) INBRX-101 or the 101 Business, (iii) the issuance or sale or other disposition of capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company, (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any Person or group of related Persons, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of (x) capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or (y) INBRX-101 or the 101 Business or (v) any combination of the foregoing, in each case, other than the Merger.
“Company Adverse Recommendation Change” means, with respect to any action by the Company Board of Directors, (a) withdrawing, amending, changing, modifying for qualifying, or otherwise proposing publicly to withdraw, amend, change, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (b) failing to make the Company Board Recommendation in the Proxy Statement, (c) approving or recommending or declaring advisable, or otherwise proposing publicly to approve or recommend or declare advisable, any Company Acquisition Proposal, (d) if a Company Acquisition Proposal has been publicly disclosed, failing to publicly recommend against such Company Acquisition Proposal within five (5) business days of the request of Parent and failing to publicly reaffirm the Company Board Recommendation within such five (5)-business day period upon such request, or (e) failing to recommend against a tender or exchange offer related to a Company Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act.
“Company Board of Directors” has the meaning set forth in the Recitals.
“Company Board Recommendation” has the meaning set forth in the Recitals.
“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.
“Company Intellectual Property” has the meaning set forth in Section 3.14(a).
“Company Intervening Event” means a material event, fact, circumstance, development, occurrence or change that materially affects the business, assets or operations of the Company (other than any event, fact, circumstance, development, occurrence or change primarily resulting from a breach of this Agreement by the Company) not known to or reasonably foreseeable (with respect to substance or timing) by the Company Board of Directors or any committee thereof at the time the Company Board of Directors initially resolved to make the Company Board Recommendation, which event, fact, circumstance, development, occurrence or change becomes known to the Company Board of Directors prior to the date on which the Company Requisite Vote is obtained; provided, however, that in no event will any of the following constitute a Company Intervening Event: (a) any Company Acquisition Proposal or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to a Company Acquisition Proposal, (b) changes in the price of Common Shares, in and of itself (however, the underlying reasons for such changes may constitute a Company Intervening Event) or (c) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (however, the underlying reasons for such events may constitute a Company Intervening Event).
“Company Leased Real Property” has the meaning set forth in Section 3.15(b).
“Company Material Adverse Effect” means any event, effect, change, development or occurrence (each an “Event”) that has had a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and each Company Subsidiary, taken as a whole; provided, however, that any Event will not be taken into account in determining whether a Company Material Adverse Effect has occurred if it results from or arises out of: (i) general United States or global economic, regulatory or financial market conditions; (ii) the economic, business and financial environment generally affecting the biotechnology industry; (iii) in and of itself, any change in the Company’s stock price or trading volume or any failure by the Company to meet any revenue, earnings or other similar internal or analysts’ projections (it being understood that any Event giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect); (iv) acts of war (whether or not declared), civil disobedience, hostilities, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any Law issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that relate to, or arise out of, an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such Law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any Person, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement; (v) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in Laws or GAAP; (vi) fluctuations in the value of any currency or interest rates; (vii) the negotiation, execution, public announcement, pendency or consummation of the Merger or the other transactions contemplated hereby (it being understood and agreed that this clause (vii) will not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of this Agreement or the Spin-Off Agreements or the consummation of the transactions contemplated hereby or thereby or the performance of obligations of the Company hereunder or thereunder); (viii) the identity of Parent or Merger Sub as the acquiror of the Company; (ix) any steps required to be taken pursuant to this Agreement or any of the Spin-Off Agreements, or the failure of the Company to take any action that the Company is prohibited by the terms of this Agreement from taking to the extent Parent fails to give its consent thereto after a written request therefor pursuant to Section 5.1; (x) Parent’s or Merger Sub’s breach of this Agreement, (xi) any regulatory, non-clinical, clinical or manufacturing events, occurrences, circumstances, changes, effects or developments relating to any Company Product or with respect to any product of Parent or any of its Subsidiaries or any competitor of the Company (including, for the avoidance of doubt, with respect to any non-clinical or clinical studies, tests or results or announcements thereof, any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse events or safety observations) and (xii) changes to the extent that they (A) relate to the SpinCo Assets or SpinCo Liabilities, (B) would not reasonably be expected to adversely affect the Company, the RemainCo Subsidiaries, the 101 Business, Parent or any of Parent’s Affiliates and (C) would not reasonably be expected to have a material and adverse effect on SpinCo and its Subsidiaries, taken as a whole; provided, further, that if the Event set forth in clauses (i), (ii), (iv), (v) and (vi) above, have a disproportionate impact on the Company and each Company Subsidiary, taken as a whole, relative to the other participants in the biotechnology industry, such Event may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact or (b) on the ability of the Company to perform its obligations in accordance with this Agreement or the Spin-Off Agreements or to prevent the consummation of any of the Merger and the other transactions contemplated hereby or thereby.
“Company Material Contract” has the meaning set forth in Section 3.13(a).
“Company Option” has the meaning set forth in Section 2.4(a)(i).

“Company Option Grant Date” has the meaning set forth in Section 3.2(b).
“Company Permits” has the meaning set forth in Section 3.9(a).
“Company Preferred Shares” has the meaning set forth in Section 3.2(a).
“Company Product” means each product researched, developed, designed, manufactured, or marketed, or that has been sold or offered for sale, marketed, distributed, developed, designed, or manufactured by or on behalf of the Company or a Company Subsidiary.
“Company Requisite Vote” has the meaning set forth in Section 3.3(a).
“Company SEC Documents” has the meaning set forth in Section 3.5(a).
“Company Subsidiary” means any wholly-owned Subsidiary of the Company.
“Company Systems” has the meaning set forth in Section 3.14(o).
“Company Warrants” means, collectively, the 2020 Oxford Warrants, the 2022 Oxford Warrants and the Private Placement Warrants, in each case as amended by the Existing Warrant Amendments, once executed.
“Confidentiality Agreement” means the Confidentiality Agreement entered into as of July 25, 2022 between the Company and Parent, as amended by the Amendment to Confidentiality Agreement effective as of July 24, 2023, as it may be further amended from time to time.
“Consent” has the meaning set forth in Section 3.4(b).
“Continuing Party” has the meaning set forth in Section 6.4(a)(v).
“Contract” means any contract, agreement, subcontract, arrangement, lease, sublease, conditional sales contract, purchase order, sales order, license, indenture, note, bond, loan, instrument, binding undertaking, commitment or other agreement or other instrument, in each case, whether written or oral.
“Control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by Contract or otherwise. A general partner or managing member of a Person will always be considered to Control such Person. The terms “Controlling” and “Controlled” and similar words have correlative meanings.
“Copyrights” means works of authorship (whether or not copyrightable, including all Software, whether in source code or object code format) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.
“COVID-19” means the novel coronavirus (SARS-CoV-2 or COVID-19) and any related variant thereof or related or associated epidemics, pandemics or disease outbreaks.
“CVR” has the meaning set forth in Section 2.1(c).
“CVR Agreement” means the Contingent Value Rights Agreement between Parent and the Rights Agent, in substantially the form attached hereto as Annex III (subject to changes permitted by Section 6.10).
“Data Room” means the virtual data room hosted by Intralinks and maintained by the Company.
“Database Rights” means any statutory rights in databases and data collections.
“Delaware Law” has the meaning set forth in Section 9.4.
“Delisting Period” has the meaning set forth in Section 6.1.
“Design Rights” means rights (registered or unregistered and applications for same) in any design.
“Determination Notice” has the meaning set forth in Section 5.2(d).

“DGCL” has the meaning set forth in the Recitals.
“Disclosing Party” has the meaning set forth in Section 6.4(c).
“Dissenting Shares” has the meaning set forth in Section 2.3.
“Distribution” has the meaning set forth in the Separation and Distribution Agreement.
“Distribution Effective Time” has the meaning set forth in the Separation and Distribution Agreement.
“DTC” has the meaning set forth in Section 2.2(c).
“DTC Issuance” has the meaning set forth in Section 2.2(c).
“DTC Payment” has the meaning set forth in Section 2.2(c).
“EAR” has the meaning set forth in Section 3.20(c).
“EDGAR” has the meaning set forth in Article III.
“Effective Time” has the meaning set forth in Section 1.2.
“Environmental Laws” means all Laws relating to pollution or the protection or preservation of human health or safety or the environment (including occupational), including Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, registration, labeling, or other handling of Hazardous Materials or products containing Hazardous Materials.
“ERISA” has the meaning set forth in Section 3.10(a).
“ERISA Affiliate” has the meaning set forth in Section 3.10(d).
“Escrow Account” has the meaning set forth in the Separation and Distribution Agreement.
“Event” has the meaning set forth in the definition of “Company Material Adverse Effect”.
“Exchange Act” has the meaning set forth in Section 3.4(b).
“Exchange Fund” has the meaning set forth in Section 2.2(a).
“Existing Warrant Amendments” has the meaning set forth in Section 6.12.
“FDA” has the meaning set forth in Section 3.21(a).
“First Extended Outside Date” has the meaning set forth in Section 8.1(b)(ii).
“GAAP” has the meaning set forth in Section 3.5(a).
“Global Trade Control Laws” means the U.S. Export Administration Regulations; the U.S. International Traffic in Arms Regulations; the economic sanctions rules and regulations implemented under statutory authority and/or President’s Executive Orders and administered by the U.S. Treasury Department’s Office of Foreign Assets Control; U.S. Customs Regulations; European Union (E.U.) Council Regulations on export controls, including Nos. 428/2009, 267/2012; other E.U. Council sanctions regulations, as implemented in E.U. Member States; United Nations sanctions policies; all relevant regulations and legislative instruments made under any of the above; other relevant economic sanctions, export and import control Laws, and other Laws, regulations, legislation, Orders and requirements imposed by a relevant governmental entity.
“Good Clinical Practices” has the meaning set forth in Section 3.21(d).
“Good Laboratory Practices” has the meaning set forth in Section 3.21(d).
“Good Manufacturing Practices” has the meaning set forth in Section 3.21(e).

“Government Official” means (i) any elected or appointed government official (e.g., a legislator or a member of a ministry of health); (ii) any employee or person acting for or on behalf of a government, a government department or agency, an institution or entity owned or Controlled by a government (e.g., a healthcare professional employed by a government-owned or -Controlled hospital, or a person serving on a healthcare committee that advises a government), or an enterprise or instrumentality performing a governmental function; (iii) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (v) any member of a military or a royal or ruling family; or (vi) any person otherwise categorized as a government official under Law.
“Governmental Authority” means any court, nation, government, agency, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.
“Hazardous Materials” means any material (including biological material), substance, chemical or waste (or combination thereof) that (a) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, a substance of concern or words of similar effect under any Environmental Law, including petroleum, oil, PFAS or PFOS or (b) for which standards of care have been established under any Environmental Law.
“Healthcare Laws” means, to the extent related to the conduct of the Company’s or any Company Subsidiary’s business, as applicable, means (a) all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. §  1320a-7b(b)), the Stark Law (42 U.S.C. §  1395nn), the civil False Claims Act (31 U.S.C. §  3729 et seq.), the criminal False Claims Law (42 U.S.C. §  1320a-7b(a)), and the regulations promulgated pursuant to such statutes; (b) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§  669, 1035, 1347 and 1518; 42 U.S.C. §  1320d et seq.) and the regulations promulgated thereunder; (c) Titles XVIII (42 U.S.C. §  1395 et seq.) and XIX (42 U.S.C. §  1396 et seq.) of the Social Security Act and the regulations promulgated thereunder; (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §  1395w-101 et seq.) and the regulations promulgated thereunder; (e) the Physician Payments Sunshine Act (42 U.S.C. §  1320a-7h) and state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder; (f) Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. §  1396r-8) and any state supplemental rebate program, the Public Health Service Act (42 U.S.C. §  256b), the VA Federal Supply Schedule (38 U.S.C. §  8126) or any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs; (g) the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§  301 et seq., and all regulations, agency guidance or similar legal requirements promulgated thereunder; (h) the Public Health Service Act, 42 U.S.C. § 262; and (i) any and all other healthcare Laws and regulations from any domestic or international jurisdiction applicable to the Company or any Company Subsidiary or affecting their respective businesses.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §  1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§  17921 et seq.), and any and all implementing rules and regulations of a Governmental Entity as of the date hereof.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“HSR Second Request” has the meaning set forth in Section 6.4(a)(v).
“ICH” has the meaning set forth in Section 3.21(d).
“In the Money Option” has the meaning set forth in Section 2.4(a)(i).
“INBRX-101” has the meaning set forth in the Separation and Distribution Agreement.
“Incentive Plan” means the Company’s Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan.

“IND” has the meaning set forth in Section 3.21(b).
“Indebtedness” means without duplication and including all prepayment penalties, breakage costs and all other related similar fees (a) any indebtedness or other obligation for borrowed money (including the issuance of any debt security), whether current, short-term or long-term and whether secured or unsecured, (b) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon (other than letters of credit used as security for leases), (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable and accrued expenses in the ordinary course of business), and (g) guarantees with respect to clauses (a) through (f) above, including guarantees of another Person’s Indebtedness or any obligation of another Person (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business).
“Indemnified Parties” has the meaning set forth in Section 6.6(a).
“Indemnified Party” has the meaning set forth in Section 6.6(a).
“Indemnifying Parties” has the meaning set forth in Section 6.6(a).
“Institutional Review Board” has the meaning set forth in Section 3.21(d).
“Intellectual Property” means all rights, title and interests in and to all intellectual property rights and intangible industrial property rights of every kind and nature however denominated, throughout the world, and all related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including (a) all Patents, Trademarks, Copyrights, Trade Secrets, Know-How and Software, (b) internet domain names and social media designations, (c) all copies of tangible embodiments of the foregoing (in whatever form or medium) and any rights equivalent to any of the foregoing anywhere in the world, (d) all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any of the foregoing, (e) any and all registrations, applications, recordings, licenses, common-law rights, statutory rights, administrative rights, and contractual rights relating to any of the foregoing, and (f) all claims and causes of action, with respect to any of the foregoing, whether accruing before, on or after the date of this Agreement, including all rights to and claims for damages, restitution and injunctive relief for infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but not the obligation to sue for such legal and equitable relief, and to collect, or otherwise recover, any such damages, including costs and attorney’s fees.
“Intellectual Property Agreement” means any license-in, license-out, consent to use, covenant not to sue, non-assertion, coexistence, settlement or similar Contract pursuant to which the Company or any Company Subsidiary grants or receives a license or other right to or from a third party under Company Intellectual Property used by the Company or any Company Subsidiary, in each case that is material to the 101 Business as presently conducted and as contemplated to be conducted, other than (a) non-customized Software subject to customary “shrink-wrap”- or “click-through”-type Contracts, (b) agreements with employees or independent contractors on the Company’s standard form of agreement, (c) non-exclusive licenses granted by the Company or any Company Subsidiary to clinical trial sites in the ordinary course of business and (d) non-exclusive licenses of Intellectual Property granted to the Company or any Company Subsidiary under a Contract to which the non-exclusive license is incidental.
“IT Systems” means hardware, servers, databases, Software, networks, telecommunications systems, websites, computer equipment, interfaces, platforms, systems, other information technology and related infrastructure.
“ITAR” has the meaning set forth in Section 3.20(c).
“Knowledge of the Company” means with respect to any matter in question the actual knowledge, after reasonable inquiry, of the individuals set forth on Annex I of the Company Disclosure Letter.
“Know-How” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including practices, techniques, methods, processes, inventions, discoveries, developments, specifications, formulations, formulae, articles of manufacture, materials (including biological or chemical) or compositions of matter (including cell lines) of any type or kind, marketing reports, pricing and distribution costs, forecasts, strategies, plans, clinical and non-clinical study reports, regulatory submission documents and summaries, expertise, stability, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures, dosage regimens; in each case, whether or not patentable or copyrightable.
“Law” means any applicable domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation, regulation, Order, writ, judgment, decree, license, permit or any other legal requirement of any Governmental Authority, and, for the sake of clarity, includes Healthcare Laws and Environmental Laws.
“Lease” has the meaning set forth in Section 3.15(b).
“Licensed Names and Marks” has the meaning set forth in the Separation and Distribution Agreement.
“Lien” means any lien, restrictive covenant, charge, security interest, claim, mortgage, pledge, hypothecation, encumbrance, deed of trust, lease, option, easement, servitude, proxy, voting or trust agreement, subscription right, right of first offer, right of first refusal, preemptive right or similar agreement, encumbrance or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Loan and Security Agreement” means that certain Loan and Security Agreement, dated as of July 15, 2020, by and among Oxford Finance, LLC, as collateral agent, the Company, as borrower, and the lenders party thereto from time to time, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 12, 2020, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of December 15, 2020, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 18, 2021, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of February 18, 2022, as further amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of June 15, 2022, as further amended by that certain Sixth Amendment to Loan and Security Agreement, dated as of October 3, 2022, and as may be further amended, amended and restated, modified and/or supplemented from time to time.
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” has the meaning set forth in Section 2.1(c).
“Merger Sub” has the meaning set forth in the Preamble.
“Merger Sub Assignee” has the meaning set forth in Section 9.5(a).
“Merger Sub Common Stock” has the meaning set forth in Section 2.1.
“Milestone” has the meaning given to such term in the CVR Agreement.
“Milestone Payment” has the meaning given to such term in the CVR Agreement.
“Milestone Payment Amount” has the meaning given to such term in the CVR Agreement.
“Milestone Payment Date” has the meaning given to such term in the CVR Agreement.
“NASDAQ” means the NASDAQ Global Market, any successor stock exchange operated by the NASDAQ Global Market, or any successor thereto.
“NDA” has the meaning set forth in Section 3.21(b).
“Notice Period” has the meaning set forth in Section 5.2(d).
“Order” means any decree, order, settlement, consent, stipulation, judgment, ruling, injunction, writ, award, temporary restraining order or other order in any Proceeding made, rendered or entered into by or with any Governmental Authority or arbitrator (in each case, whether temporary, preliminary or permanent).

“Organizational Documents” means the certificate of incorporation, bylaws, memorandum of association, certificate of association, limited partnership agreement, operating agreement or equivalent governing document of a Person, as applicable, as amended and in effect on the date of the Agreement.
“Outside Date” has the meaning set forth in Section 8.1(b)(ii).
“Owned Company Intellectual Property” has the meaning set forth in Section 3.14(a).
“Owned Registered Company Intellectual Property” has the meaning set forth in Section 3.14(b).
“Parent” has the meaning set forth in the Preamble.
“Parent Assignee” has the meaning set forth in Section 9.5(a).
“Parent Material Adverse Effect” has the meaning set forth in Section 4.1.
“Parent Organizational Documents” means the certificate of incorporation and memorandum and articles of association and/or bylaws, each as amended as of the date of this Agreement, of each of Parent and Merger Sub.
“Patents” means patents, registrations, invention disclosures, and patent applications, including divisionals, provisionals, continuations, continuations-in-part, renewals, supplementary protection certificates, extensions, reissues and reexaminations thereof, and all patents that may issue on such applications.
“Paying Agent” has the meaning set forth in Section 2.2(a).
“Pension Plans” has the meaning set forth in Section 3.10(a).
“Permitted Liens” means (a) Liens for Taxes (i) that are not yet delinquent or (ii) the amount and/or validity of which are being contested in good faith and by appropriate Proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP, (b) Liens representing the rights of customers, suppliers and subcontractors arising in the ordinary course of business under the terms of any Contracts to which the relevant party is part or by operation of Law (including mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairers’, landlords’, contractors’, subcontractors’, suppliers’ or other similar Liens arising or incurred in the ordinary course of business in respect of the construction, maintenance, repair or operation of assets for amounts that are not delinquent and that are not, individually or in the aggregate, significant), (c) Liens arising under equipment leases with third Persons entered into in the ordinary course of business, (d) any other Liens if the underlying obligations are non-monetary, incurred in the ordinary course of business and do not, individually or in the aggregate, materially impair the continued use and operation of the assets of the Company or any Company Subsidiary to which they relate in the conduct of the business of the Company and each Company Subsidiary, taken as a whole, as currently conducted (or in the case of Liens with respect to Parent and its Subsidiaries, do not, individually or in the aggregate, materially impair the continued use and operation of the assets of Parent and its Subsidiaries to which they relate in the conduct of the business of Parent and its Subsidiaries, taken as a whole, as currently conducted), (e) Liens with respect to real property, zoning regulations, building codes and other land use regulations or similar Laws imposed by any Governmental Authority (excluding Liens imposed by Environmental Laws related to the investigation or remediation of contaminated real property), to the extent not violated by the Company’s or any Company Subsidiary’s current use of such real property (or in the case of Liens with respect to Parent or any of its Subsidiaries, to the extent not violated by Parent’s or any of its Subsidiaries’ current use of such real property), (f) non-exclusive licenses of Intellectual Property rights granted by the Company or a Company Subsidiary to any clinical trial sites in the ordinary course of business and (g) Liens securing obligations under the Loan and Security Agreement (provided that, for the avoidance of doubt, such Liens under this clause (g) will be released at the Closing as required by Section 5.8).
“Person” means any individual, corporation (including any nonprofit corporation), limited liability company, general or limited partnership, limited liability partnership, association, joint venture, estate, trust, company (including any company limited by shares or joint stock company), firm, society, or any other enterprise, association, entity or organization, including a Governmental Authority.

“Personal Information” means any information or data in any media that, alone or in combination with other information, (i) can be used to identify a natural person or (ii) constitutes “personal information,” “personal data,” “personally identifiable information” or any other equivalent term as defined under applicable Law.
“Post-Closing SEC Reports” has the meaning set forth in Section 6.1.
“Privacy Obligations” has the meaning set forth in Section 3.23(a).
“Private Placement Shares” has the meaning set forth in Section 2.5(a).
“Private Placement Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.
“Proceeding” means any legal, civil, criminal, administrative, regulatory, arbitral, mediatory, enforcement, civil penalty, alternative dispute resolution, examination, debarment, seizure or other proceeding, litigation, suit, action, charge, complaint, subpoena, prosecution, claim, audit, assessment, inquiry or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.
“Process” or “Processing” means any operation or set of operations that is performed upon data or information in the possession, custody or Control of the Company, the Company Subsidiaries, or any of their respective vendors that Process Personal Information on their behalf and in their service to the Company or the Company Subsidiaries, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction.
“Protected Health Information” means all individually identifiable health information in any form or media, as defined by HIPAA and its implementing regulations as of the date hereof.
“Proxy Statement” has the meaning set forth in Section 3.29.
“Receiving Party” has the meaning set forth in Section 6.4(c).
“Reference Date” means January 1, 2022.
“Registered Company Intellectual Property” has the meaning set forth in Section 3.14(b).
“Regulatory Approvals” has the meaning set forth in Section 6.4(a)(iii).
“Released Equity Interests” means equity interests of SpinCo representing 92% of all outstanding equity interests of SpinCo on the date of the Spin-Off.
“RemainCo Assets” has the meaning set forth in the Separation and Distribution Agreement.
“RemainCo Subsidiaries” means any wholly-owned Subsidiaries of the Company after giving effect to the Spin-Off.
“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives.
“Restraints” has the meaning set forth in Section 8.1(b)(i).
“Restricted Markets” currently include the Crimea, so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Russia, Cuba, Iran, Venezuela, North Korea and Syria.
“Restricted Parties” include, but are not limited to, those on the following lists: the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals List and the Sectoral Sanctions

Identifications List, as administered by the U.S. Department of the Treasury Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the entities subject to restrictive measures and the Consolidated List of Persons, Groups and Entities Subject to E.U. Financial Sanctions, as implemented by the E.U. Common Foreign & Security Policy; the List of Excluded Individuals / Entities, as published by the U.S. Health and Human Services — Office of Inspector General; any lists of prohibited or debarred parties established under the U.S. Federal Food Drug and Cosmetic Act; the list of persons and entities suspended or debarred from contracting with the U.S. government; and similar lists of restricted parties maintained by the governmental entities of the jurisdictions of business, import, and export.
“Reverse Termination Fee” has the meaning set forth in Section 8.2(c)(ii).
“Rights Agent” means Continental Stock Transfer & Trust.
“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control (OFAC) or the U.S. Department of State, the UN Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Federal Department of Finance of Switzerland or such similar Governmental Authority of any European Union Member State, (b) any Person located, organized or resident in a Sanctioned Country, or (c) any Person fifty percent (50%) or more owned or otherwise controlled by any such Person or Persons described in clauses (a) and (b) above.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, His Majesty’s Treasury of the United Kingdom or Switzerland.
“Sarbanes-Oxley Act” has the meaning set forth in Section 3.5(a).
“SEC” has the meaning set forth in Article III.
“Second Extended Outside Date” has the meaning set forth in Section 8.1(b)(ii).
“Securities Act” has the meaning set forth in Section 3.5(a).
“Security Breach” means any unauthorized and/or unlawful access to or acquisition, disclosure, destruction, loss, compromise, Processing, misuse, alteration or corruption of the IT Systems or any data, including Personal Information, in the possession or Control of the Company or any of the Company Subsidiaries, or Processed by or on behalf of the Company or any of the Company Subsidiaries.
“Separation and Distribution Agreement” means the Separation and Distribution Agreement entered into between SpinCo and the Company on or about the date hereof.
“Software” means any (a) computer programs, including all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) technical databases and compilations, including all technical data and collections of data, whether machine readable or otherwise, including program files, data files, computer-related data, field and technical data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, program architecture, design concepts, system designs, program structure, sequence and organization, screen displays and report layouts, (c) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation related to any of the foregoing, and any improvements, updates, upgrades or derivative works of any of the foregoing.
“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed the sum of (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Law governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such

Person, as of such date, on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, (c) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature, and (d) such Person is not insolvent under applicable Law. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.
“SpinCo” means Ibex SpinCo, Inc.
“SpinCo Assets” has the meaning set forth in the Separation and Distribution Agreement.
“SpinCo Funding” has the meaning set forth in the Separation and Distribution Agreement.
“SpinCo Liabilities” has the meaning set forth in the Separation and Distribution Agreement.
“SpinCo Warrants” has the meaning set forth in the Separation and Distribution Agreement.
“Spin-Off” has the meaning set forth in the Recitals.
“Spin-Off Agreements” means the Separation and Distribution Agreement and the Transition Services Agreement.
“Spin-Off Carveout” has the meaning set forth in Section 5.1(a).
“Spin-Off Registration Statement” has the meaning set forth in Section 5.9.
“Stockholders Meeting” has the meaning set forth in Section 5.4.
“Subsidiary” of a Person means any other Person with respect to which the first Person (a) has the right to elect a majority of the board of directors or other Persons performing similar functions or (b) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.
“Superior Proposal” has the meaning set forth in Section 5.2(b).
“Surviving Corporation” has the meaning set forth in the Recitals.
“Tax” or “Taxes” means (i) any and all U.S. federal, state, local or non-U.S. taxes, governmental fees, levies, duties, tariffs, imposts, and other similar charges and assessments, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar, including FICA), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), windfall profit tax, custom duty, escheat, unclaimed property, or other tax, governmental fee or other like assessment or charge of any kind whatsoever in the nature of a tax, including any interest, penalty, or addition thereto and (ii) any liability with respect to any items described in clause (i) payable by reason of Contract, assumption, transferee or successor liability, operation of Law, Treasury Regulations Section 1.1502-6(a) (or any similar provision of Law or any predecessor or successor thereof) or otherwise.
“Tax Returns” means any return, report, information statement, election, notice, designation, declaration, claim for refund, form or other document, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with respect to Taxes (whether in tangible, electronic or other form).
“Termination Fee” has the meaning set forth in Section 8.2(b).

“Trade Secrets” means any trade secret as defined under applicable Law, including any trade secrets that relate to confidential information, including ideas, research and development, know-how, formulations of products, drawings, prototypes, models, designs, manufacturing, production and other processes and techniques, schematics, engineering, production and other designs, business methods, customer lists, and supplier lists.
“Trademarks” means trademarks, service marks, corporate names, business names, trade names, brand names, product names, logos, slogans, trade dress and other indicia of source or origin, any applications and registrations for any of the foregoing and all renewals and extensions thereof, and all goodwill associated therewith and symbolized thereby.
“Transaction Litigation” has the meaning set forth in Section 6.5.
“Transition Services Agreement” means the Transition Services Agreement substantially in the form attached as Exhibit A to the Separation and Distribution Agreement to be entered into between the Company and SpinCo.
“Union” has the meaning set forth in Section 3.11(a).
“WARN Act” has the meaning set forth in Section 3.11(b).

Annex II
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
INHIBRX, INC.
Inhibrx, Inc., a corporation organized and existing under the laws of the State of Delaware,
DOES HEREBY CERTIFY:
1.   That the name of this corporation is Inhibrx, Inc. (the “Corporation”) and that this Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware, as from time to time amended (the “DGCL”) on November 17, 2017.
2.   This Second Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the certificate of incorporation of the Corporation, has been duly adopted by the Corporation in accordance with Sections 242 and 245 of the DGCL and has been adopted by the sole stockholder of the Corporation, acting by written consent in lieu of a meeting in accordance with Section 228 of the DGCL.
3.   The certificate of incorporation of the Corporation, as amended and restated, is hereby amended and restated in its entirety to read as follows:
FIRST:   The name of the corporation is: Inhibrx, Inc.
SECOND:   The address of the registered office of the Corporation in the State of Delaware is: 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent for service of process in the State of Delaware at such address is Corporation Service Company.
THIRD:   The purpose of the Corporation is to engage in any and all lawful acts or activities for which corporations may be organized under the DGCL.
FOURTH:   The total number of shares of capital stock which the Corporation shall have authority to issue is [•], all of which shares shall be common stock each having a par value of $0.0001 per share.
FIFTH:   In addition to the powers and authority herein before or by statute expressly conferred upon them, the board of directors of the Corporation (the “Board of Directors”) is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.
SIXTH:   In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained in this Second Amended and Restated Certificate of Incorporation, the bylaws of the Corporation may be adopted, amended or repealed by a majority of the Board of Directors, but any bylaws adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.
SEVENTH:   The Corporation shall provide indemnification as follows:
1.   Actions, Suits and Proceedings Other than by or in the Right of the Corporation.   The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.   Actions or Suits by or in the Right of the Corporation.   The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 of this Article SEVENTH in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.
3.   Indemnification for Expenses of Successful Party.   Notwithstanding any other provisions of this Article SEVENTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article SEVENTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.
4.   Notification and Defense of Claim.   As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought unless the Corporation has confirmed to the Indemnitee that it is aware of such action, suit, proceeding or investigation and that indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4 of this Article SEVENTH. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article SEVENTH. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Article SEVENTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.
5.   Advance of Expenses.   Subject to the provisions of Section 6 of this Article SEVENTH, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article SEVENTH, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article SEVENTH; and provided further that no such advancement of expenses shall be made under this Article SEVENTH if it is determined (in the manner described in Section 6 of this Article SEVENTH) that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.
6.   Procedure for Indemnification and Advancement of Expenses.   In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article SEVENTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section 4 of this Article SEVENTH (and none of the circumstances described in Section 4 of this Article SEVENTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article SEVENTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 of this Article SEVENTH only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2 of this Article SEVENTH, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7.   Remedies.   The right to indemnification or advancement of expenses as granted by this Article SEVENTH shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article SEVENTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article SEVENTH. Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.
8.   Limitations.   Notwithstanding anything to the contrary in this Article SEVENTH, except as set forth in Section 7 of this Article SEVENTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article SEVENTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article SEVENTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.
9.   Subsequent Amendment.   No amendment, termination or repeal of this Article SEVENTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.
10.   Other Rights.   The indemnification and advancement of expenses provided by this Article SEVENTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article SEVENTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article SEVENTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article SEVENTH.
11.   Partial Indemnification.   If an Indemnitee is entitled under any provision of this Article SEVENTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

12.   Insurance.   The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
13.   Savings Clause.   If this Article SEVENTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article SEVENTH that shall not have been invalidated and to the fullest extent permitted by applicable law.
14.   Terms used herein and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).
EIGHTH:   Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.
NINTH:   The Board of Directors reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has duly executed this Second Amended and Restated Certificate of Incorporation on this [•] day of [•], 2024.
By:

Name: [•]
Title: [•]

Annex III
PRIVILEGED AND CONFIDENTIAL
CONTINGENT VALUE RIGHTS AGREEMENT
By and between
AVENTIS INC.
and
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
as Rights Agent
Dated as of January [•], 2024

Annex A – Form of Assignment and Assumption Agreement

CONTINGENT VALUE RIGHTS AGREEMENT
This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of January [•], 2024 (this “Agreement”), by and between Aventis Inc., a Pennsylvania corporation (“Parent”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Rights Agent”), in favor of each person who from time to time holds one or more contingent value rights to receive the Milestone Payment (as defined below) upon the satisfaction of the Milestone (as defined below) during the Milestone Period (as defined below) (each such contingent value right, a “CVR”), subject to the terms and conditions set forth herein.
RECITALS
WHEREAS, this Agreement is entered into pursuant to the Agreement and Plan of Merger, dated January 22, 2024 (the “Merger Agreement”), by and among Inhibrx, Inc., a Delaware corporation (the “Company”), Parent and Art Acquisition Sub, Inc., a Delaware corporation wholly owned by Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the merger and as a wholly owned Subsidiary of Parent (the “Surviving Corporation”), on the terms and subject to the conditions set forth therein;
WHEREAS, pursuant to the terms of the Merger Agreement, as a result of the consummation of the Merger, the holders of Common Shares, certain holders of Company Equity Awards and certain holders of Company Warrants will become entitled to receive the Milestone Payment contingent upon the achievement of the Milestone during the Milestone Period, subject to the terms and conditions of this Agreement; and
WHEREAS, pursuant to this Agreement, the potential amount payable per CVR is $5.00 in cash, without interest (the “Milestone Payment”).
NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Parent and the Rights Agent agree, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:
“2020 Oxford Warrants” means the warrants convertible or exercisable into Common Shares issued by the Company pursuant to the Loan and Security Agreement.
“2022 Oxford Warrants” means the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022.
“Acting Holder” means [•], or such other Person that is subsequently approved by Holders of at least 26% of the outstanding CVRs as set forth in the CVR Register, whether evidenced in writing or pursuant to a vote taken at a meeting of at least 26% of the Holders (evidence of which approval shall have been provided to Parent and the Rights Agent, to their reasonable satisfaction).
“Affiliate” means, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.
“Assignment Transaction” means any transaction (including a sale of assets, spin-off, split-off or licensing transaction), other than a Change in Control, pursuant to which rights in and to the Product are sold, licensed, assigned or transferred to or acquired by any Person other than Ultimate Parent or any of

Ultimate Parent’s Subsidiaries or controlled Affiliates. For purposes of clarification, an “Assignment Transaction” shall not apply to sales of the Product made by Ultimate Parent or its Subsidiaries or controlled Affiliates or ordinary course licensing arrangements between Ultimate Parent and its Subsidiaries or controlled Affiliates, on the one hand, and third party licensees, distributors and contract manufacturers on the other hand, entered into in the ordinary course of business for purposes of developing, manufacturing, distributing or selling the Product.
“Business Day” means a day except a Saturday, a Sunday or any other day on which commercial banks in New York, New York USA or in Paris, France are authorized or required by Law to be closed.
“Change in Control” means (a) a merger or consolidation in which Parent is a constituent party and is not the surviving entity, other than any merger or consolidation between or among Parent and any of Ultimate Parent’s wholly-owned Subsidiaries pursuant to which the surviving entity assumes all the obligations of Parent under this Agreement (an “Internal Transaction”), (b) any merger or consolidation in which Parent is the surviving entity but in which the stockholders of Parent immediately prior to such transaction own less than fifty percent (50%) of the voting power of Parent immediately after such transaction, other than an Internal Transaction or (c) any other transaction pursuant to which rights in and to the Product are transferred or acquired by any Person, by operation of law, other than by Ultimate Parent or any of Ultimate Parent’s Subsidiaries or controlled Affiliates.
“Common Shares” means the shares of common stock, par value $0.0001 per share, of the Company.
“Company Equity Award” means a Company Option or any other outstanding award granted after the date hereof under the Company Incentive Plan in accordance with the terms of the Merger Agreement.
“Company Incentive Plan” means the Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan.
“Company Options” means all options to purchase Common Shares granted under the Company Incentive Plan other than those that are cancelled without any consideration being payable in respect thereof in accordance with Section 2.4(a)(iii) of the Merger Agreement.
“Company Warrant Holder” means a Holder of a CVR that was granted in accordance with the terms of the Merger Agreement with respect to a Company Warrant.
“Company Warrants” means, collectively, the 2020 Oxford Warrants, the 2022 Oxford Warrants and the Private Placement Warrants, in each case, other than those that are cancelled without any consideration being payable in respect thereof in accordance with Section 2.5 of the Merger Agreement.
“Diligent Efforts” means, with respect to the Product, efforts of a Person to carry out its obligations in a diligent and sustained manner without undue pause, interruption or delay, which level is at least commensurate with the level of efforts that a pharmaceutical company of comparable size and resources as those of Parent and its Affiliates would devote to the development and seeking of regulatory approval, including Regulatory Approval, for a pharmaceutical product having similar market potential as the Product, at a similar stage of its development or product life, taking into account issues of market exclusivity, product profile, including safety, tolerability and efficacy, the competitiveness of alternate products in the marketplace or under development, the availability of existing forms or dosages of INBRX-101 for other indications, the launch or sales of a biosimilar product, the regulatory environment and the profitability of the Product (including pricing and reimbursement status achieved), Ultimate Parent’s portfolio at the time of consideration and other technical, commercial, legal, scientific and/or medical factors; provided, that such level of efforts and resources shall be determined without taking into account the fact of the potential Milestone Payment payable in accordance with, and subject to, the terms of this Agreement. For the avoidance of doubt, Section 4.5 shall apply to Parent and its successors and assigns.
“Equity Award Holder” means a Holder of a CVR that was granted in accordance with the terms of the Merger Agreement with respect to a Company Equity Award.
“Family Member” means, with respect to any individual, (a) any Related Person of such individual or (b) any trust, limited partnership, limited liability company or other entity, the sole owners or beneficiaries of which are such individual and/or one or more of such individual’s Related Persons (in the case of a trust, the trustee or trustees of which exclusively are such individual and/or one or more Related Persons of such individual).
“FDA” means the U.S. Food and Drug Administration.
“Governmental Authority” means any court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.
“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time.
“Indication” means the treatment of patients with alpha-1 antitrypsin deficiency (AATD) and clinical evidence of emphysema.
“Law” means any applicable domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation, regulation, order, writ, judgment, decree, license, permit or any other enforceable requirement of any Governmental Authority.
“Majority Holders” means, at the time of determination, Holders of at least a majority of the outstanding CVRs as set forth in the CVR Register.
“Milestone” means receipt from the FDA by Parent or its Affiliates (including the Surviving Corporation) of Regulatory Approval.
“Milestone Payment Amount” means, for a given Holder, with respect to the achievement of the Milestone, a one-time payment equal to the product of (a) the Milestone Payment (reduced, with respect to Holders of Closing Date Underwater Options (as defined in the Merger Agreement), by the amount by which the per share exercise price of each such Company Option exceeded the Closing Amount (as defined in the Merger Agreement)) and (b) the number of CVRs held by such Holder as reflected on the CVR Register as of the close of business on the date of the Milestone Achievement Notice.
“Milestone Payment Date” means the date that is selected by Parent not more than ten (10) Business Days following the end of the quarter in which the Milestone Payment Amounts can be determined following the occurrence of the Milestone.
“Milestone Period” means the period commencing as of the Effective Time and ending on June 30, 2027.
“Officer’s Certificate” means a certificate signed by the chief executive officer, chief financial officer, any vice president, the controller, the treasurer or the secretary, in each case of Parent, in his or her capacity as such an officer (and not in any individual capacity), and delivered to the Rights Agent or any other person authorized to act on behalf of Parent.
“Opinion of Counsel” means a written opinion of counsel, who may be counsel for Parent or its Subsidiaries and who shall be reasonably acceptable to the Rights Agent.
“Party” shall mean the Rights Agent and Parent.
“Permitted Transfer” means a transfer of a CVR (a) upon the death of a Holder by will or intestacy; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (c) pursuant to a court order; (d) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (e) in the case of CVRs payable to a nominee, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner, in each case to the extent allowable by DTC; or (f) as permitted by Section 2.7.
“Phase 2 Clinical Trial” means the clinical trial with identifier INBRX101-01-201, titled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics,

Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency (AATD) Emphysema.”
“Private Placement Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors.
“Product” means the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101.
“Regulatory Approval” means approval by the FDA of the Biologics License Application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Product in the United States of America for the Indication following the Phase 2 Clinical Trial, regardless of any obligation to conduct any post-marketing or confirmatory study.
“Related Person” means, with respect to any individual, any of such individual’s parents, spouse, siblings, children and grandchildren.
“Rights Agent” means the Rights Agent named in the preamble of this Agreement, until a successor Rights Agent becomes such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.
“Significant Pharmaceutical Company” means a company (a) which, together with its Affiliates, has substantial capabilities and experience in the development, manufacture, distribution and commercialization of pharmaceutical products for human use, (b) which, together with its Affiliates, has development, regulatory and scientific infrastructure relevant to the Product that is at least reasonably comparable to that of Parent and its Affiliates, and (c) that, in its most recent fiscal year completed prior to the close of the transaction pursuant to which such company obtained global rights to the Product, was one of the top thirty (30) pharmaceutical companies, as determined based on worldwide annual revenue.
“SpinCo” means Ibex SpinCo, Inc.
“Tax” or “Taxes” means all U.S. federal, state, local or non-U.S. taxes, governmental fees, levies, duties, tariffs, imposts, and other similar charges and assessments, in each case, in the nature of a tax, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar, including FICA), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), or other tax, governmental fee or other like assessment or charge, including any interest, penalty, or addition thereto.
“Ultimate Parent” means Sanofi, a French société anonyme.

Section 1.2   Additional Definitions.   For purposes of this Agreement, each of the following terms shall have the meaning specified in the Section set forth opposite to such term:
Term	Section
$1.3(c)
Agreement	Preamble
Assignee	6.10
Assignment Transaction Acquiror	4.3(a)
Capitalization Schedule	2.3(b)
Company	Recitals
CVR	Preamble
CVR Register	2.3(b)
Delaware Law	6.4(a)
Dollars	1.3(c)
DTC	2.3(b)
Funds	3.3
IRS	2.4(d)
Losses	3.2(h)
Merger	Recitals
Merger Agreement	Recitals
Merger Sub	Recitals
Milestone Achievement	2.4(a)
Milestone Achievement Notice	2.4(a)
Milestone Payment	Recitals
Parent	Preamble
Rights Agent	Preamble
Surviving Corporation	Recitals
Section 1.3   Other Definitional Provisions.   Unless the context expressly otherwise requires:
(a)   the words “hereof,” “hereto,” “herein,” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;
(b)   the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;
(c)   the terms “Dollars” and “$” mean United States Dollars;
(d)   references herein to a specific Article, Section, or Annex shall refer, respectively, to Articles and Sections of, and Annexes to, this Agreement;
(e)   wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;
(f)   the term “or” will not be deemed to be exclusive;
(g)   references herein to any gender include the other gender; and
(h)   any Law defined or referred to herein will refer to such Law as amended and the rules and regulations promulgated thereunder.

ARTICLE II
CONTINGENT VALUE RIGHTS
Section 2.1   CVRs.   Notwithstanding anything to the contrary, this Agreement shall only become effective as of, and contingent upon, the consummation of the Merger and shall be void ab initio and of no effect upon the valid termination of the Merger Agreement. The CVRs represent the contractual rights of Holders to receive contingent cash payments pursuant to the Merger Agreement and this Agreement. The initial Holders shall be the (i) holders of Common Shares converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement, (ii) Equity Award Holders whose Company Equity Awards are converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement and (iii) holders of Company Warrants whose Company Warrants are converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement. A list of the initial Holders shall be furnished to the Rights Agent by or on behalf of Parent in accordance with Section 4.1 hereof.
Section 2.2   Nontransferable.   The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of the CVRs, in whole or in part, that is not a Permitted Transfer, will be null and void ab initio and of no effect. The CVRs will not be listed on any day quotation system or traded on any day securities exchange.
Section 2.3   No Certificate; Registration; Registration of Transfer; Change of Address.
(a)   The CVRs will be issued in book-entry form only and will not be evidenced by a certificate or other instrument.
(b)   The Rights Agent shall keep a register (the “CVR Register”) for the purpose of (i) identifying the Holders of the CVRs and (ii) registering CVRs and Permitted Transfers thereof. The CVRs shall initially, (x) in the case of the Holders (other than Equity Award Holders and Company Warrant Holders) be registered in the names and addresses of the respective holders as set forth in the form Parent furnishes or causes to be furnished to the Rights Agent pursuant to Section 4.1, and in a denomination equal to the number of Common Shares converted into the right to receive the Merger Consideration that were held by such Holder as of immediately prior to the Effective Time, and (y) in the case of the Equity Award Holders and Company Warrant Holders, be registered in the name and address of such Equity Award Holder or Company Warrant Holder, as applicable, and in a denomination equal to the number of Common Shares subject to the Company Equity Awards or Company Warrants, as applicable, held by such Equity Award Holder or Company Warrant Holder immediately prior to the Effective Time, in each case as set forth in a schedule delivered by the Company to Parent (the “Capitalization Schedule”). The Rights Agent will have no responsibility whatsoever directly to the street name holders or Depository Trust Company (“DTC”) participants with respect to transfers of CVRs. With respect to any payments to be made under Section 2.4, the Rights Agent will accomplish the payment to any former street name holders of the Common Shares sending a lump sum payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. In the case of an Equity Award Holder or Company Warrant Holder, the CVRs held by such Equity Award Holder or Company Warrant Holder, as applicable, in respect of their Company Equity Awards or Company Warrants, as applicable, shall be registered and tracked separately from those CVRs held by such Equity Award Holder or Company Warrant Holder, as applicable, in respect of Common Shares held by such Holder immediately prior to the Effective Time. The Rights Agent hereby acknowledges the restrictions on transfer contained in Section 2.2 and agrees not to register a transfer which does not comply with Section 2.2.
(c)   Subject to the restrictions on transferability set forth in Section 2.2, every request to transfer a CVR must be made in writing and accompanied by a written instrument of transfer and other documentation reasonably requested by the Rights Agent in form reasonably satisfactory to the Rights Agent pursuant to its customary policies and guidelines, which may include a guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, as applicable, and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), notify Parent that it has received such written notice and register the transfer of such CVR in the CVR Register. Any transfer of CVRs will be without charge (other than the cost of any Tax) to the applicable Holder. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of applicable Taxes or charges unless and until the Rights Agent is satisfied that all such Taxes or charges have been paid. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of Parent and shall entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR shall be valid until registered in the CVR Register in accordance with this Agreement.
(d)   A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written request, the Rights Agent is hereby authorized to, and shall promptly record the change of address in the CVR Register.
Section 2.4   Payment Procedures.
(a)   If the Milestone occurs at any time prior to the expiration of the Milestone Period, then, at least ten (10) Business Days prior to the Milestone Payment Date, Parent will deliver or cause to be delivered to the Rights Agent a written notice (the “Milestone Achievement Notice”) certifying the date of the satisfaction of the Milestone and that each Holder is entitled to receive the Milestone Payment Amount applicable to such Holder. Following the delivery of the Milestone Achievement Notice, Parent will deliver or cause to be delivered to the Rights Agent (i) instructions to solicit Tax forms or other information required to properly make Tax deductions or withholdings in accordance with Section 2.4(d), (ii) any letter of instruction reasonably required by the Rights Agent and requested by the Rights Agent at least five (5) Business Days prior to the Milestone Payment Date and (iii) at least one (1) Business Day prior to the Milestone Payment Date, cash, by wire transfer of immediately available funds to an account designated by the Rights Agent, in an amount equal to the aggregate Milestone Payment Amounts due to all Holders pursuant to Section 4.2 other than Equity Award Holders (with respect to which any such amounts payable to Equity Award Holders shall be retained by Parent for payment pursuant to Section 2.4(c)).
(b)   The Rights Agent will promptly, and in any event within five (5) Business Days of receipt of the Milestone Achievement Notice and any letter of instruction reasonably required by the Rights Agent, send each Holder at its registered address a copy of the Milestone Achievement Notice and pay the applicable Milestone Payment Amount, subject to any amounts deducted or withheld pursuant to Section 2.4(d), to each Holder that is not an Equity Award Holder (i) by check mailed to the address of such Holder as reflected in the CVR Register as of the close of business on the date of the Milestone Achievement Notice or (ii) with respect to any such Holder that is due an aggregate amount in excess of $100,000 and has provided the Rights Agent with wiring instructions, by wire transfer of immediately available funds to the account designated in such instruction.
(c)
(i)   With respect to the Milestone Payment Amount that is payable to an Equity Award Holder, Parent shall, or shall cause the Surviving Corporation or an Affiliate thereof to, pay, within two (2) business days of the Milestone Payment Date, the aggregate Milestone Payment Amount due to each Equity Award Holder as follows: (A) to each Equity Award Holder who, as of immediately after the completion of the Merger, is employed by the Surviving Corporation or one of its Affiliates (whether or not employed by Parent or any of its Affiliates as of the Milestone Payment Date) and (B) to SpinCo for further distribution, as paying agent on behalf of the Surviving Corporation under the Transition Services Agreement (as defined in the Merger Agreement), through SpinCo’s or its Affiliate’s payroll system to each Equity Award Holder who, as of immediately after the completion of the Merger, is employed by SpinCo or one of its Affiliates (whether or not employed by SpinCo or any of its Affiliates as of the Milestone Payment Date).
(ii)   If any such payment in accordance with this Section 2.4(c) cannot be made through the applicable payroll system or payroll provider or by the Paying Agent, then the Surviving Corporation will issue a check for such payment to such Equity Award Holder (less applicable withholding Taxes, if any), which check will be sent by overnight courier to the most recent address on the Surviving Corporation’s personnel records for such Equity Award Holder as soon as reasonably practicable following the Milestone Payment Date.
(iii)   For the avoidance of doubt, in the event an Equity Award Holder also received CVRs in respect of Common Shares held immediately prior to the Effective Time, such CVRs in respect of Common Shares are not subject to the provisions of this Agreement relating to CVRs issued in respect of Equity Awards.
(d)   Each of the Rights Agent, Parent, the Surviving Corporation and their respective Affiliates shall be entitled to deduct and withhold from any cash amounts payable pursuant to this Agreement such amounts as it is required to deduct and withhold by any applicable Tax Laws. Prior to making any such Tax deductions or withholdings or causing any such Tax deductions or withholdings to be made with respect to any Holder (other than an Equity Award Holder, in its capacity as such), the applicable withholding agent shall, to the extent practicable, timely provide notice to the Holder of such potential withholding and, if applicable, a reasonable opportunity for the Holder to provide any necessary tax forms (Internal Revenue Service (“IRS”) Form W-9s or IRS Form W-8s) or other information in order to avoid or reduce such withholding amounts; provided, however, that the time period for payment of a Milestone Payment by the Rights Agent set forth in this Section 2.4 shall be extended by a period equal to any delay caused by the Holder providing such forms. Any amounts deducted or withheld and timely remitted to the appropriate Governmental Authority shall be treated for all purposes under this Agreement and the Merger Agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Parent shall deliver (or shall cause the Rights Agent, Surviving Corporation or its applicable Affiliate to deliver) to the Person with respect to whom such withholding is made an IRS Form 1099 or other reasonably acceptable evidence of such deduction or withholding.
(e)   Any portion of the aggregate Milestone Payment Amounts that remain undistributed to the Holders on the date that is twelve (12) months after the date of the Milestone Achievement Notice shall be delivered by the Rights Agent to Parent and any Holder shall thereafter look only to Parent for payment of such Holder’s Milestone Payment Amount, without interest, but such Holder shall have no greater rights against Parent than those accorded to general unsecured creditors of Parent under applicable Laws.
(f)   None of Parent, the Rights Agent or any of their respective Affiliates shall be liable to any person in respect of the Milestone Payment Amounts delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Law. If, despite Parent’s and/or the Rights Agent’s commercially reasonable efforts to deliver a Milestone Payment Amount to the applicable Holder, such Milestone Payment Amount has not been paid prior to the date on which such Milestone Payment Amount would otherwise escheat to or become the property of any Governmental Authority, any such Milestone Payment Amount shall, to the extent permitted by applicable Laws, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Parent agrees to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Parent.
(g)   Except to the extent any portion of a Milestone Payment Amount is required to be treated as imputed interest pursuant to applicable Laws, the Parties hereto intend to treat Milestone Payment Amounts made with respect to CVRs issued in exchange for Common Shares and Common Shares underlying Company Warrants pursuant to the Merger Agreement for U.S. federal and applicable state and local income Tax purposes as additional consideration. Parent and the Surviving Corporation shall report imputed interest on the CVRs as required by applicable Laws.
(h)   The Parties intend, to the extent consistent with applicable Laws, to treat the payments from the CVRs received with respect to the Company Equity Awards for all U.S. federal and applicable state and local income Tax purposes as compensation payments (and not to treat the issuance of the CVR to the Equity Award Holder as a payment itself).
Section 2.5   No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent.   Nothing contained in this Agreement shall be construed as conferring upon any Holder, by virtue of being a Holder of a CVR, the right to receive dividends or the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of Parent or any constituent company to the Merger or any of their respective Subsidiaries or Affiliates or any other matter, or any other rights of any kind or nature whatsoever as a stockholder of Parent or in any constituent company to the Merger or any of their respective Subsidiaries or Affiliates, either at law or in equity. The CVRs shall not represent any equity or ownership interest in Parent or in any constituent company to the Merger or any of their respective Subsidiaries or Affiliates. The rights of a Holder in respect of the CVRs are limited to those specifically expressed in this Agreement.
Section 2.6   Enforcement of Rights of Holders.   Any actions seeking the enforcement of the rights of Holders hereunder may be brought by the Acting Holder.
Section 2.7   Ability to Abandon CVR.   A Holder may, at any time and at such Holder’s option, abandon all of such Holder’s remaining rights in such Holder’s CVRs, by transferring such CVRs to Parent or any of its Affiliates without consideration therefor, which a Holder may effect by delivery of a written notice of such abandonment to Parent and the Rights Agent. Nothing in this Agreement shall prohibit Parent or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Parent or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of “Majority Holders”, Article V and Section 6.3.
ARTICLE III
THE RIGHTS AGENT
Section 3.1   Certain Duties and Responsibilities.   Parent hereby appoints the Rights Agent to act as rights agent for Parent in accordance with the express terms and conditions set forth in this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Rights Agent shall not have any liability for any actions taken, suffered or omitted to be taken in connection with this Agreement, except to the extent of its gross negligence, bad faith, willful or intentional misconduct or willful breach (each as determined by a final non-appealable judgment of a court of competent jurisdiction). The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holders with respect to any action, default or breach by Parent, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any Proceedings at law or otherwise or to make any demand upon Parent. All Parties shall be entitled to rely on any action by the Rights Agent as if such action is an action of the Holders, unless the Acting Holder has elected to take such action pursuant to Section 6.7.
Section 3.2   Certain Rights of the Rights Agent.   The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:
(a)   the Rights Agent may rely and shall be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper Party or Parties;
(b)   whenever the Rights Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may request and rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of willful or intentional misconduct, bad faith or gross negligence on its part, incur no liability and be held harmless by Parent for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in good faith reliance upon such Officer’s Certificate;
(c)   the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection for the Rights Agent, and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(d)   the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;
(e)   the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the CVRs;
(f)   the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;
(g)   the Rights Agent shall have no liability and shall be held harmless by Parent in respect of the validity of this Agreement and the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent), nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;
(h)   Parent agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, suit or expense (including the reasonable expenses and counsel fees and other disbursements) (collectively, “Losses”) arising out of or in connection with the Rights Agent’s duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending the Rights Agent against any such Losses, unless such Losses have been determined by a final non-appealable judgment of a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, willful or intentional misconduct or willful breach;
(i)   the Rights Agent shall not be liable for special, punitive, indirect, consequential or incidental losses or damages of any kind whatsoever (including, but not limited to, lost profits) arising under any provision of this Agreement, even if the Rights Agent has been advised of the likelihood of such loss or damage, in the absence of gross negligence, bad faith or willful or intentional misconduct on its part (each as determined by a final non-appealable judgment of a court of competent jurisdiction);
(j)   Parent agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Parent on or prior to the Effective Time, and (ii) to reimburse the Rights Agent for (x) all Taxes other than (A) withholding Taxes owed by Holders and (B) Taxes imposed on or measured by the Rights Agent’s net income and franchise or similar Taxes imposed on it (in lieu of net income Taxes) and (y) governmental charges, reasonable out-of-pocket expenses and other out-of-pocket charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than Taxes). The Rights Agent shall also be entitled to reimbursement from Parent for all reasonable and documented necessary out-of-pocket expenses paid or incurred by it in connection with the administration by the Rights Agent of its duties hereunder;
(k)   no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it;
(l)   other than for guarantees of signature as provided in Section 2.3(c), no Holder shall be obligated to indemnify the Rights Agent for, or hold the Rights Agent harmless against, any loss,

liability, claim, demand, suit or expense arising out of or in connection with the Rights Agent’s duties under this Agreement or to pay or reimburse the Rights Agent for any fees, costs or expenses incurred by the Rights Agent in connection with this Agreement or the administration of its duties hereunder, and the Rights Agent shall not be entitled to deduct any amount from the Milestone Payment Amount in any circumstance except as provided in Section 2.4(d);
(m)   anything to the contrary in this Agreement notwithstanding, the aggregate liability of the Rights Agent arising in connection with this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the aggregate amount of fees and charges (but not reimbursed expenses) paid or payable hereunder by Parent to the Rights Agent during the twelve (12) month period immediately preceding the event for which recovery from the Rights Agent is being sought;
(n)   the Rights Agent may exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents, absent gross negligence, bad faith or willful or intentional misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof;
(o)   subject to applicable Law, nothing herein shall preclude the Rights Agent from acting in any other capacity for Parent or for any other Person; and
(p)   The provisions of Section 2.4(f), Section 3.1 and this Section 3.2 shall survive the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.
Section 3.3   Funds Received.   All funds received by the Rights Agent under this Agreement that are to be distributed or applied by the Rights Agent in the performance of services hereunder (the “Funds”) shall be held by the Rights Agent as agent for Parent and deposited in one or more bank accounts to be maintained by the Rights Agent in its name as agent for Parent. Until paid pursuant to the terms of this Agreement, the Rights Agent will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above A or equivalent by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Rights Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Rights Agent in accordance with this Section 3.3, including any losses resulting from a default by any bank, financial institution or other third party. The Rights Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Rights Agent shall not be obligated to pay such interest, dividends or earnings to Parent, any Holder or any other Party, other than as part of any repayment to Parent in accordance with Section 2.4(e).
Section 3.4   Resignation and Removal; Appointment of Successor.
(a)   The Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation shall take effect, which notice shall be sent at least sixty (60) days prior to the date so specified, but in no event shall such resignation become effective until a successor Rights Agent has been appointed. Parent has the right to remove the Rights Agent at any time by specifying a date when such removal shall take effect, but no such removal shall become effective until a successor Rights Agent has been appointed. Notice of such removal shall be given by Parent to the Rights Agent, which notice shall be sent at least sixty (60) days prior to the date so specified.
(b)   If the Rights Agent provides notice of its intent to resign, is removed or becomes incapable of acting, Parent shall, as soon as is reasonably possible, appoint a qualified successor Rights Agent who shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. Notwithstanding the foregoing, if Parent shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c)   Parent shall give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent through the facilities of DTC in accordance with DTC’s procedures and/or by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent, the successor Rights Agent shall cause the notice to be mailed at the expense of Parent.
(d)   The Rights Agent will cooperate with Parent and any successor Rights Agent in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent.
Section 3.5   Acceptance of Appointment by Successor.   Every successor Rights Agent appointed hereunder shall, at or prior to such appointment, execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent shall execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, duties and trusts of the retiring Rights Agent.
ARTICLE IV
COVENANTS
Section 4.1   List of Holders.   Parent shall furnish or cause to be furnished to the Rights Agent, promptly after the Effective Time and in no event later than ten (10) Business Days following the Effective Time, (i) in such form as Parent receives from the Surviving Corporation’s transfer agent (or other agent performing similar services for the Surviving Corporation), the names and addresses of the Holders (other than Equity Award Holders and Company Warrant Holders) and, (ii) with respect to Equity Award Holders and Company Warrant Holders, in such form as set forth in the Capitalization Schedule.
Section 4.2   Payment of Milestone Payment.   Parent will duly deposit or cause to be deposited with the Rights Agent, for payment to the Holders, when payable in accordance with the terms of this Agreement, the Milestone Payment Amount to be made to each Holder in accordance with Section 2.4(a) hereof (other than Equity Award Holders, in respect of which the Milestone Payment Amount shall be paid in accordance with Section 2.4(c) hereof). Such amounts shall be considered paid on the Milestone Payment Date if on such date the Rights Agent has received in accordance with this Agreement money sufficient to pay all such amounts then due. If the Milestone has not been achieved prior to the expiration of the Milestone Period, then neither Parent nor any of its Affiliates will be required to make any payment to the Rights Agent or the Holders pursuant to this Agreement in respect of such Milestone.
Section 4.3   Assignment Transactions; Change in Control.
(a)   During the Milestone Period, Parent shall not, and shall cause its Affiliates, including the Surviving Corporation, not to, consummate any Assignment Transaction in which commercialization rights to the Product in the U.S. or the obligations set forth in Section 4.4 of this Agreement are transferred other than to a controlled Affiliate of Parent, unless (i) the acquiring Person (each such Person, an “Assignment Transaction Acquiror”) is a Significant Pharmaceutical Company and (ii) Parent has delivered to the Rights Agent an Officer’s Certificate stating that such condition precedent has been complied with. In the event of the consummation of an Assignment Transaction permitted by this Section 4.3(a) in which the Assignee assumes all of Parent’s obligations hereunder, Parent may elect to be released from any and all obligations hereunder only if the Assignment Transaction Acquiror in connection with such an Assignment Transaction expressly assumes, by an assumption agreement, executed and delivered to the Rights Agent, in form attached as Annex A, the due and punctual payment of the Milestone Payment if and when payable in accordance with the terms of this Agreement, and the performance or observance of every covenant of this Agreement not yet performed or observed on the part of Parent to be performed or observed.

(b)   Notwithstanding Section 4.3(a), Parent may, in its sole discretion and without the consent of any other party, consummate any Change in Control; provided, that, solely in the event that the obligations set forth in this Agreement would not continue to be obligations of Parent, or would not have been assumed by operation of law, Parent will reconfirm its obligations, duties and covenants under this Agreement. No later than 45 days following the consummation of any such Change in Control, Parent will deliver to the Rights Agent an Officer’s Certificate, stating that such Change in Control complies with this Section 4.3(b).
Section 4.4   Books and Records.   Parent shall, and shall cause its Subsidiaries to, keep records in sufficient detail to enable the Holders to determine compliance with the terms of this Agreement, including the amounts payable hereunder.
Section 4.5   Diligent Efforts.   During the Milestone Period, Parent (and its successors and assigns) shall, and shall cause its (and their) Subsidiaries to, use Diligent Efforts to achieve the Milestone prior to the end of the Milestone Period. Neither Parent nor any of its Affiliates shall take any action, or fail to take any action, whose primary purpose is to avoid the achievement of either the Milestone or payment of the Milestone Payment.
Section 4.6   Records and Written Updates.   Parent shall, and shall cause its Affiliates and any licensees or sublicensees of the rights to the Product to, keep true, complete and accurate records in sufficient detail to enable the Acting Holder and their consultants or professional advisors to document the achievement of the Milestone and the payment of the aggregate Milestone Payment Amounts hereunder. As promptly as reasonably practicable following receipt of a written request from the Acting Holder, Parent will provide the Holders with a written update in reasonable detail describing the progress, status and anticipated trajectory of the development of the Product; provided that, Parent shall not be obligated to provide more than one (1) such update during any consecutive six (6)-month period or any such update after the making of the Milestone Payment. Upon the reasonable request of the Rights Agent or the Acting Holder, Parent will make available by telephone or videoconference the relevant personnel involved in the preparation of such summary for the purpose of responding to the Rights Agent’s or the Acting Holder’s reasonable questions regarding the contents of each such written update by no more than one meeting by telephone or video conference for each such written update.
ARTICLE V
AMENDMENTS
Section 5.1   Amendments without Consent of Holders.
(a)   Without the consent of any Holders, Parent, at any time and from time to time, may enter into one or more amendments hereto with the Rights Agent, for any of the following purposes:
(1)   to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein;
(2)   to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent shall consider to be for the protection of the Holders; provided, that, in each case, such provisions do not adversely affect the interests of the Holders;
(3)   to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that, in each case, such provisions do not materially adversely affect the interests of the Holders;
(4)   as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” laws; provided, that, such amendments do not materially adversely affect the interests of the Holders;
(5)   to reduce the number of CVRs, in the event any Holder agrees to renounce such Holder’s rights under this Agreement in accordance with Section 6.11;

(6)   subject to Section 4.3, to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent contained herein;
(7)   to evidence the assignment of this Agreement by Parent as provided in Section 4.3; or
(8)   any other amendment to this Agreement that would provide any additional rights or benefits to the Holders or that does not materially adversely affect the legal rights under this Agreement of any such Holder.
(b)   Promptly after the execution and delivery by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent shall mail (or cause the Rights Agent to mail) a notice thereof in accordance with Section 6.2 to the Holders, setting forth such amendment.
Section 5.2   Amendments with Consent of Holders.
(a)   Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders or the Rights Agent), with the prior consent of the Majority Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders.
(b)   Promptly after the execution and delivery by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.
Section 5.3   Execution of Amendments.   Prior to executing any amendment permitted by this Article V, the Rights Agent shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Each amendment to this Agreement shall be evidenced by a writing signed by the Rights Agent and Parent. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, protections, covenants or duties under this Agreement or otherwise.
Section 5.4   Effect of Amendments. Upon the execution of any amendment under this Article V, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.
ARTICLE VI
MISCELLANEOUS AND GENERAL
Section 6.1   Termination.   This Agreement will be terminated and of no force or effect, the Parties will have no liability hereunder (other than with respect to monies due and owing by Parent to the Rights Agent) and no payments will be required to be made, upon the earlier to occur of (a) the payment by the Rights Agent of the Milestone Payment Amount required to be paid under the terms of this Agreement in accordance with Section 2.4(a) and (c), and (b) the expiration of the Milestone Period. For the avoidance of doubt (a) the termination of this Agreement will not affect or limit the right to receive the Milestone Payments under Section 2.4 to the extent earned but not paid prior to termination of this Agreement, and in such case the provisions applicable thereto will survive the expiration or termination of this Agreement and (b) notwithstanding anything to the contrary set forth herein, the right of any Holder to receive the Milestone Payment, and all covenants and obligations of Parent and its Affiliates, shall be irrevocably terminated and extinguished if the Milestone is not achieved prior to the expiration of the Milestone Period; provided, that the termination of this Agreement shall not affect or limit the Holders’ right to pursue claims for breach of covenants or other obligations which occurred prior to the expiration of the Milestone Period and, in each case, the provisions applicable thereto will survive the expiration or termination of this Agreement.
Section 6.2   Notices to the Rights Agent and Parent.   Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:
If to Parent:
Aventis Inc.
55 Corporate Drive
Bridgewater, NJ 08807
Attention: General Counsel
In each case, with a copy to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attention:
Michael J. Aiello
Amanda Fenster

Email:
[*****]
[*****]

If to Rights Agent:
Continental Stock Transfer & Trust Company
[Address]
Attention: [•]
Email: [•]
Any party hereto may by notice delivered in accordance with this Section 6.2 to the other parties hereto designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.
Section 6.3   Notice to Holders.   Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.
Section 6.4   Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.
(a)   This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

(b)   Each of the Parties irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Parties hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
(c)   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each Party to this Agreement certifies and acknowledges that (i) no Representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (ii) such Party has considered the implications of this waiver, (iii) such Party makes this waiver voluntarily, and (iv) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.4(c).
Section 6.5   No Waiver; Remedies Cumulative.   No failure or delay by any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
Section 6.6   Entire Agreement; Counterparts.   As between Parent and the Holders, this Agreement, the Merger Agreement and the other agreements, exhibits, annexes and schedules referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between such parties, with respect to the subject matter hereof and thereof. As between Parent and the Rights Agent, this Agreement and any schedule or exhibit attached hereto constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between such parties, with respect to the subject matter hereof and thereof. This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto, it being understood that all Parties hereto need not sign the same counterpart.
Section 6.7   Third-Party Beneficiaries; Action by Acting Holder.   Parent and the Rights Agent hereby agree that the respective covenants and agreements set forth herein are intended to be for the benefit of, and shall be enforceable by, the Acting Holder, who (along with all other Holders) is intended to be a third-party beneficiary hereof. Parent and the Rights Agent further agree that this Agreement and their respective covenants and agreements set forth herein are solely for the benefit of Parent, the Rights Agent, the Holders and their permitted successors and assigns hereunder in accordance with and subject to the terms of this Agreement, and nothing in this Agreement, express or implied, will confer upon any Person other than

Parent, the Rights Agent, the Holders and their permitted successors and assigns hereunder any benefit or any legal or equitable right, remedy or claim hereunder. Except for the right of the Rights Agent set forth herein, the Acting Holder will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or Proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights; provided, that the foregoing shall not limit the ability of an individual Holder to seek a payment due from the applicable party pursuant to Section 2.4 solely to the extent that such payment has been finally determined to be due and payable under this Agreement and has not been paid when due); provided, further, that all Holders (including the Acting Holder) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Parent and not the Rights Agent. In any such action, the Acting Holder shall be deemed to represent all Holders. Amounts collected by the Acting Holder in any such suit shall be paid first to reimburse the legal fees and other costs and expenses incurred by the Acting Holder and the balance shall be distributed to all Holders. The Acting Holder, in acting pursuant to this Section 6.7 on behalf of all Holders, shall have no liability to any other Holders for any such actions
Section 6.8   Specific Performance.   The Parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) Parent or Assignee (as such term is defined below), on the one hand, or the Rights Agent or the Acting Holder, on the other hand, will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) such Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.
Section 6.9   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision; provided, however, that if an excluded or modified provision materially and adversely affects the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to Parent.
Section 6.10   Assignment.   This Agreement shall not be assignable by any of the Parties (whether by operation of Law or otherwise); provided, however, that (a) Parent may assign this agreement to a Person (each such Person, an “Assignee”) (i) which is a direct or indirect wholly-owned Subsidiary of Ultimate Parent (provided, that Parent remains jointly and severally liable), (ii) with the prior consent of the Acting Holder, whether evidenced in writing or by a vote taken at a meeting of the Holders, or (iii) in connection with a transaction involving an Assignment Transaction conducted in compliance with Section 4.3 and (b) the Rights Agent may assign this Agreement to a successor Rights Agent appointed in accordance with Section 3.3.
Section 6.11   Benefits of Agreement.   Notwithstanding anything to the contrary contained herein, any Holder may at any time agree to renounce, in whole or in part, whether or not for consideration, such Holder’s rights under this Agreement by written notice to the Rights Agent and Parent, which notice, if given, shall be irrevocable. Parent may, in its sole discretion, at any time, offer consideration to any Holder, a group of Holders, or all Holders in exchange for their agreement to irrevocably renounce their rights hereunder.
Section 6.12   Legal Holidays.   In the event that the Milestone Payment Date shall not be a Business Day, then (notwithstanding any provision of this Agreement to the contrary) payment need not be made on such date, but may be made, without the accrual of any additional interest thereon on account of such Milestone Payment Date not being a Business Day, on the next succeeding Business Day with the same force and effect as if made on such Milestone Payment Date.

Section 6.13   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
(b)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties hereto as of the date first written above.
AVENTIS INC.
By:

Name:
Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:

Name:
Title:
[Signature Page to Contingent Value Rights Agreement]

Annex A
Form of Assignment and Assumption Agreement
ASSIGNMENT AND ASSUMPTION AGREEMENT, made as of [•] (this “Agreement”), between [PARENT], a [•] (“Assignor”) and [•], a [•] [•] (“Assignee”). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given to them in the CVR Agreement referred to below.
W I T N E S S E T H:
WHEREAS, Assignor and [Continental Stock Transfer & Trust Company], a New York corporation (the “Rights Agent”), are parties to a Contingent Value Rights Agreement dated as of [•], 2024 (the “CVR Agreement”); and
WHEREAS, Assignor and Assignee desire to execute and deliver this Agreement evidencing the transfer to Assignee the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed and the assumption thereof of Assignee.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.   Assignment.   Effective as of [•] (the “Assignment Date”), Assignor hereby assigns to Assignee, and Assignee hereby accepts the assignment of, the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed.
2.   Assumption.   Effective as of the Assignment Date, Assignee hereby assumes the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed.
3.   Successors and Assigns.   This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.
4.   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any laws, rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.
5.   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
[ASSIGNOR]
By:

Name:
Title:
[ASSIGNEE]
By:

Name:
Title:
[Signature Page to Assignment and Assumption Agreement]

Annex IV
PROMISSORY NOTE
Date of Issue: [•], 2024
FOR VALUE RECEIVED, the undersigned, Inhibrx, Inc., a Delaware corporation (the “Company”), hereby promises to pay to Aventis Inc., a Pennsylvania corporation (“Parent” and together with the Company, the “Parties” and each a “Party”), the aggregate unpaid principal amount (the “Principal Amount”) of the Loan (as defined below) made by Parent to the Company under this Promissory Note (this “Note”), on the date, in the amount and in accordance with the terms set forth in this Note, together with all accrued and unpaid interest thereon.
1.   Interpretation.   This Note is the “Promissory Note” referred to in that certain Agreement and Plan of Merger, dated as of January 22, 2024, by and among Parent, the Company and Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) and in that certain Separation and Distribution Agreement, dated as of January 22, 2024, by and among the Company, SpinCo (as defined therein) and, in respect of certain Sections, Parent (the “SDA” and, together with the Merger Agreement, the “Transaction Agreements”). All capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement.
2.   Loans and Interest.
(a)   Subject to the terms and conditions set forth in this Note, Parent shall make a loan (the “Loan”) to the Company on [•] (such day, the “Funding Date”) in a principal amount equal to [•].
(b)   The outstanding Principal Amount of this Note will bear interest at a per annum rate equal to Term SOFR plus 15 basis points (0.15%). Interest will accrue on the Loan from the Funding Date until the Principal Amount is repaid in cash. The Company shall pay accrued interest on the Note on the date of repayment in accordance with Paragraph 4 and Paragraph 5, as applicable, below.
For purposes of this Note:
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“Term SOFR” means the forward-looking SOFR term rate for an interest period of one (1) month administered by the Term SOFR Administrator and published on the applicable Reuters screen page as of 11:00 a.m. (New York time) two (2) U.S. Government Securities Business Days preceding the Funding Date; provided, that if Term SOFR would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Note.
“Term SOFR “Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator).
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
3.   Conditions.   The obligations of each Party evidenced by this Note are expressly contingent upon the release of the SpinCo Funding from the Escrow Account to SpinCo, it being understood and agreed that if the SpinCo Funding from the Escrow Account is released back to Parent, this Note shall be void ab initio.
4.   Repayment.   The Company will repay the outstanding Principal Amount, together with all accrued and unpaid interest and any costs or amounts accrued but unpaid hereunder, in full within thirty (30) days of demand thereof by Parent.

5.   Prepayment.   The Company may prepay the Principal Amount in whole or in part at any time or from time to time without penalty, together with interest accrued thereon to the date of such prepayment.
6.   Termination.   This Note shall terminate on the date of repayment in full in accordance with Paragraph 4, or on the date of repayment in accordance with Paragraph 5.
7.   Currency of Loans.   All Loans under this Note shall be by wire transfer of same-day funds paid in U.S. dollars.
8.   Amendment.   This Note may not be changed, modified or terminated except by written instrument signed by Parent and the Company.
9.   Binding Effect; Assignment.   This Note shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment of this Note or of any rights or obligations hereunder by any Party may be made without the prior written consent of the other Party and any attempted assignment without the required consent shall be void, provided, however, Parent may assign, in its sole discretion and without the consent of any other party hereto, this Note and any or all of its respective rights or obligations hereunder to any Affiliate of Parent, but no such assignment shall relieve Parent of any Liability hereunder. The obligations of the Company under this Note are registered as to both principal and stated interest with the Company, and the right, title and interest of Parent and its assignees in and to such obligations may be effected only by surrender of the old instrument and either the reissuance by the Company of the old instrument to the new holder or the issuance by the Company of a new instrument to the new holder.
10.   Rights.   No failure or delay by any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
11.   Remedies.   The Parties agree that irreparable damage would occur in the event that any term or provision of this Note was not performed by any Party in accordance with the terms hereof and that each Party shall be entitled to monetary damages equal to the amount owed by the non-performing Party pursuant to Section 2 or Section 4, including accrued interest, in addition to any other remedies to which such Party is entitled at law or in equity, in each case without the requirement of posting any bond or other type of security.
12.   Tax Forms.   Parent and any successor or assign that is entitled to an exemption from or reduction of withholding tax (including, without limitation, any withholding tax imposed under any of Sections 1441 – 1446, 1471 – 1474, and/or Sections 3401 – 3406 of the Code) under the law of the United States, or an applicable treaty to which such jurisdiction is a party, with respect to payments under this Note shall deliver to the Company, at the time or times prescribed by applicable law and at any times reasonably requested by the Company, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate.
13.   Governing Law.   This Note and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Note and that such statute mandates the application of Delaware Law to this Note, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Note, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing

14.   Submission to Jurisdiction.   Each Party irrevocably agrees that any legal action or Proceeding with respect to this Note or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each Party hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
15.   Final Agreement.
(a)   THIS NOTE AND THE PROVISIONS OF THE MERGER AGREEMENT REFERENCED HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
(b)   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS NOTE.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.
COMPANY:
Inhibrx, Inc.
By:

Name: [•]
Title: [•]
PARENT:
Aventis Inc.
By:

Name: [•]
Title: [•]
[Signature Page to Promissory Note]

Annex B
EXECUTION VERSION
SEPARATION AND DISTRIBUTION AGREEMENT
BY AND AMONG
INHIBRX, INC.,
IBEX SPINCO, INC.,
AND,
SOLELY WITH RESPECT TO SECTION 2.7(b), SECTION 2.10, SECTION 3.3, SECTION 4.2, SECTION 4.3, SECTION 4.7, SECTION 5.1, SECTION 6.6(i), SECTION 8.3,
SECTION 8.6, SECTION 8.7, AND SECTION 8.8,
AVENTIS INC.
Dated as of January 22, 2024
NO AGREEMENT, ORAL OR WRITTEN, REGARDING OR RELATING TO ANY OF THE MATTERS COVERED BY THIS DRAFT AGREEMENT HAS BEEN ENTERED INTO BETWEEN THE PARTIES. THIS DOCUMENT, IN ITS PRESENT FORM OR AS IT MAY BE HEREAFTER REVISED BY ANY PARTY, WILL NOT BECOME A BINDING AGREEMENT OF THE PARTIES UNLESS AND UNTIL IT HAS BEEN SIGNED BY ALL PARTIES. THE EFFECT OF THIS LEGEND MAY NOT BE CHANGED BY ANY ACTION OF THE PARTIES.
THIS DOCUMENT SHALL BE KEPT CONFIDENTIAL PURSUANT TO THE TERMS OF THE CONFIDENTIALITY AGREEMENT ENTERED INTO BY THE RECIPIENT HEREOF AND, IF APPLICABLE, ITS AFFILIATES, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

B-i

B-ii

EXHIBITS AND SCHEDULES
Exhibit A	Transition Services Agreement
Exhibit B	SpinCo Bylaws
Schedule A	RemainCo Assets
Schedule B	SpinCo Employees
Schedule C	SpinCo Liabilities
Schedule D	Transferred Plans
Schedule E	ClinOps Employees
Schedule F	Steps Plan
Schedule G	SpinCo Accounts
Schedule H	SpinCo Assets
Schedule I	Novation Contracts
Schedule J	Commingled Contracts
Schedule K	RemainCo Liabilities
Schedule L	Employment Arrangements
Schedule M	Retention Program

B-iii

SEPARATION AND DISTRIBUTION AGREEMENT
This SEPARATION AND DISTRIBUTION AGREEMENT (this “Agreement”), dated as of January 22, 2024, is entered into by and among Inhibrx, Inc., a Delaware corporation (together with its successor entities, the “Company”), Ibex SpinCo, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company (“SpinCo” and, together with the Company, the “Parties” and each a “Party”), and, solely with respect to Section 2.7(b), Section 2.10, Section 3.3, Section 4.2, Section 4.3, Section 4.7, Section 5.1, Section 6.6(i), Section 8.3, Section 8.6, Section 8.7 and Section 8.8, Aventis Inc., a Pennsylvania corporation (“Parent”).
RECITALS
WHEREAS, the Company, Parent and Art Acquisition Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated as of January 22, 2024 (the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub shall merge with and into the Company, with the Company surviving such merger (the “Merger”) as a wholly owned Subsidiary of Parent;
WHEREAS, it is a condition to the Merger that, immediately prior to the Effective Time, the Company distribute to the Company’s stockholders as of the Distribution Record Date the Released Equity Interests, on a pro rata basis in accordance with their ownership interests in the Company, in accordance with the terms and conditions of this Agreement and subject to compliance with applicable Law (such distribution, the “Distribution”);
WHEREAS, the board of directors of the Company (the “Company Board of Directors”) has determined that it is in the best interests of the Company and its stockholders to separate certain businesses, product candidates and corporate infrastructure of the Company, such that at the time of the Distribution, (i) the Company will own and conduct the 101 Business and (ii) SpinCo will own and conduct the SpinCo Business;
WHEREAS, the Company Board of Directors has authorized the Distribution of shares of common stock of SpinCo (the “SpinCo Common Stock”) representing the Released Equity Interests to the holders of the Company’s issued and outstanding common stock, par value $0.0001 per share (“Company Common Stock”), as of the Distribution Record Date, at the ratio of one (1) share of SpinCo Common Stock for every four (4) shares of Company Common Stock;
WHEREAS, the Company has agreed to deliver warrants of SpinCo (the “SpinCo Warrants”) and shares of SpinCo Common Stock to the holders of the Company Warrants, in each case, to the extent required under the terms of the Company Warrants;
WHEREAS, for U.S. federal income tax purposes, it is intended that the Distribution shall be a taxable distribution by the Company to its stockholders in respect of their stock governed by Section 311(b) of the Code and shall not be governed by Section 355 of the Code (the “Intended Tax Treatment”);
WHEREAS, prior to the Distribution, the Company shall, on the terms and subject to the conditions set forth in this Agreement, consummate (or cause to be consummated) the restructuring transactions in accordance with the structure and steps set forth in Schedule F up to, but not including, the Distribution (which Schedule may be amended, supplemented or otherwise modified as agreed in writing by SpinCo and Parent) and recapitalize SpinCo, which will result in (A) the Company and/or one or more of its Subsidiaries, collectively, owning all of the RemainCo Assets and assuming (or retaining) all of the RemainCo Liabilities, (B) SpinCo and/or one or more of its Subsidiaries, collectively, owning all of the SpinCo Assets and assuming (or retaining) all of the SpinCo Liabilities, and (C) all actions contemplated by Article II to be performed by their terms prior to the Distribution having been completed (the “Pre-Closing Reorganization”);
WHEREAS, following the Distribution but prior to the Effective Time, SpinCo shall issue authorized shares of SpinCo Common Stock and SpinCo Warrants, in each case as required to satisfy the Company’s obligations pursuant to the Company Warrants; and

WHEREAS, the Parties have determined to set forth the principal corporate and other transactions required to effect the Distribution and to set forth other agreements that will govern certain other matters prior to and following the Distribution.
NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS; CONSTRUCTION
Section 1.1   General.   Unless otherwise defined herein or unless the context otherwise requires, as used in this Agreement, the following terms shall have the following meanings:
“101 Business” means all businesses, operations, activities, physical assets (including materials, analytical standard, inventory and cell banks) and intangible assets (such as Intellectual Property, including all Trade Secrets, Know-How and other confidential or proprietary information) of the Company and its Subsidiaries (including SpinCo and its Subsidiaries), whether or not such businesses, operations, activities, or physical and intangible assets are or have been terminated, divested or discontinued, in each case, as conducted at any time prior to the Distribution Effective Time and contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) and that primarily or exclusively relate to or are necessary for the Company and its Subsidiaries’ research, development, manufacture and commercialization or other exploitation of INBRX-101 (including, for clarity, the research program that generated INBRX-101).
“Accounting Expert” has the meaning set forth in Section 5.8(b).
“Affiliate” has the meaning set forth in the Merger Agreement; provided that, for avoidance of doubt, after the time of the Distribution, none of Parent, the Company or any of their respective Subsidiaries shall be deemed to be an Affiliate of SpinCo or any member of the SpinCo Group.
“Agent” has the meaning set forth in Section 3.2(a).
“Agreement” has the meaning set forth in the Preamble.
“Assets” means all right, title and ownership interests in and to all assets, properties, claims, information generated for the Business, Intellectual Property, Contracts and rights (including goodwill) wherever located (including in the possession of vendors or other Third Parties or elsewhere on behalf of the Person), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued or contingent, in each case whether or not received, recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person, including rights and benefits pursuant to any Contract, license, permit, indenture, note, bond, mortgage, agreement, concession, franchise, instrument, undertaking, commitment, understanding or other arrangement.
“Assignee” has the meaning set forth in Section 8.6(a).
“Benefit Plan” has the meaning set forth in the Merger Agreement.
“Business” means the 101 Business or the SpinCo Business, as applicable.
“business day” has the meaning given to such term in the Merger Agreement.
“Claim Notice” has the meaning set forth in Section 5.4(a).
“ClinOps Employees” means the employees, contractors, and other service providers set forth on Schedule E.
“ClinOps Employee Transaction Liabilities” means those Liabilities for the compensation (including severance) of the ClinOps Employees expressly assumed by RemainCo under the Transition Services Agreement.
“Closing” has the meaning given to such term in the Merger Agreement.

“Closing Company Debt” means the payoff amount set forth in the payoff letter for the Loan and Security Agreement to be provided pursuant to the terms of Section 5.8 of the Merger Agreement.
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Commingled Contract” means any Contract to which any member of the SpinCo Group or RemainCo Group is a party and relates to both (a) the SpinCo Business and (b) the 101 Business, including the Contracts set forth on Schedule J.
“Company” has the meaning set forth in the Preamble.
“Company Board of Directors” has the meaning set forth in the Recitals.
“Company Common Stock” has the meaning set forth in the Recitals.
“Company Controlled Claim” has the meaning set forth in Section 5.7(b).
“Company Indemnified Taxes” shall mean, without duplication, (i) any and all Taxes arising in respect of (x) the SpinCo Indemnifiable Pre-Closing Reorganization Steps or (y) the Distribution; (ii) any Transfer Taxes allocated to the Company under Section 5.6(c); and (iii) any Taxes of the Company or the consolidated group or other similar group filing a Consolidated Return of which the Company is or was the common parent for the Pre-Distribution Tax Period that are not SpinCo Indemnified Taxes.
“Company Option” has the meaning given to such term in the Merger Agreement.
“Company Prepared Returns” has the meaning set forth in Section 5.6(c).
“Company Warrant” has the meaning given to such term in the Merger Agreement.
“Confidential Information” means all non-public, confidential or proprietary information concerning a Party and/or its Subsidiaries or with respect to the Company, the 101 Business, any RemainCo Assets or any RemainCo Liabilities, or with respect to SpinCo, the SpinCo Business, any SpinCo Assets or any SpinCo Liabilities, as well as all Personal Information and all Protected Health Information, which, prior to or following the Distribution, has been disclosed by a Party or its Subsidiaries to another Party or its Subsidiaries, or otherwise has come into the possession of, the other, including pursuant to the access provisions of Sections 6.1 or 6.2 or any other provision of this Agreement, including any data or documentation resident, existing or otherwise provided in a database or in a storage medium, permanent or temporary, intended for confidential, proprietary and/or privileged use by a Party (except to the extent that such Confidential Information can be shown to have been (a) in the public domain or known to the public through no fault of the receiving Party or its Subsidiaries, (b) lawfully acquired by the receiving Party or its Subsidiaries from sources other than the disclosing Party or its Subsidiaries not known to be subject to confidentiality obligations with respect to such Confidential Information or (c) independently developed by the receiving Party or its Affiliates after the time of the Distribution without reference to or use of any Confidential Information). As used herein, by example and without limitation, Confidential Information shall mean any information of a Party marked as confidential, proprietary and/or privileged.
“Confidentiality Agreement” has the meaning given to such term in the Merger Agreement.
“Consent” has the meaning given to such term in the Merger Agreement.
“Consolidated Return” has the meaning set forth in Section 5.6(g).
“Contract” has the meaning given to such term in the Merger Agreement.
“Conveyancing and Assumption Instruments” shall mean, collectively, the various Contracts and other documents (including bills of sale, stock powers, certificates of title, assignments of Contracts, assignments of Intellectual Property, Consents (to the extent obtained), permits, easements, leases, deeds and other instruments of conveyance) entered into prior to the Distribution and to be entered into to effect the Transfer of Assets and the assumption of Liabilities in the manner contemplated by this Agreement and the

Distribution, or otherwise relating to, arising out of or resulting from the Transfer of Assets and/or assumption of Liabilities between members of two Groups, in substantially the form to be effected pursuant to Delaware Law, the Laws of one of the other states of the United States or the Laws of foreign jurisdictions, and in such form as the applicable parties agree or, if not appropriate for a given Transfer or assumption, in such form or forms as the applicable parties thereto agree (but taking into account any requirements of applicable Law) including to record or register transfer of title in each applicable jurisdiction, which shall be on an “as is,” “where is,” and “with all faults” basis.
“Current Employee” means, with respect to a Person, any individual who is actively employed by such Person or on a short-term leave of absence (including maternity, paternity, family, sick or short-term disability leave, qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, and leave under the Family Medical Leave Act and other approved leave but excluding, for the avoidance of doubt, any individual who is on a long-term leave of absence pursuant to a long-term disability Benefit Plan).
“Data Room” has the meaning given to such term in the Merger Agreement.
“Delayed Asset” has the meaning set forth in Section 2.6(b).
“Delayed Liability” has the meaning set forth in Section 2.6(b).
“Designated Person” has the meaning set forth in Section 6.6(i).
“Discharge” has the meaning set forth in Section 4.6(a).
“Distribution” has the meaning set forth in the Recitals.
“Distribution Date” means the day on which the Distribution is effected.
“Distribution Effective Time” means the time, on the Distribution Date, that the Company effects the Distribution.
“Distribution Record Date” means such date as may be determined by the Company Board of Directors or a committee of the Company Board of Directors, as the record date for the Distribution.
“Effective Time” has the meaning given to such term in the Merger Agreement.
“Environmental Laws” has the meaning given to such term in the Merger Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Escrow Account” has the meaning set forth in Section 2.10.
“Escrow Agent” has the meaning set forth in Section 2.10.
“Escrow Agreement” has the meaning set forth in Section 2.10.
“Exchange Act” means the Securities Exchange Act of 1934.
“Existing Representation” has the meaning set forth in Section 6.6(i).
“Expenses Cap” has the meaning set forth in the definition of “RemainCo Liabilities”.
“Final Determination” has the meaning set forth in Section 5.6(d)(iii).
“Governmental Authority” has the meaning given to such term in the Merger Agreement.
“Group” means the RemainCo Group or the SpinCo Group, as applicable.
“Guaranteed Obligations” has the meaning set forth in Section 8.7(a).
“Hazardous Materials” has the meaning given to such term in the Merger Agreement.
“INBRX-101” means (i) the Company’s precisely engineered recombinant human AAT-Fc fusion protein therapeutic candidate known as INBRX-101, as such candidate exists as of the Distribution

Effective Time, and (ii) any compound that is useful in the treatment of AATD, including any serpin polypeptides (e.g., alpha-1 antitrypsin (AAT) polypeptides), fusion proteins including serpin polypeptides, INBRX-101 (having the amino acid sequence in Appendix 1), and any derivatives, modifications, homologs, improvements thereof, and back-up compounds or other compounds screened as part of the research program that generated INBRX-101, in the case of each of clauses (i) and (ii), owned or controlled by the Company as of the Distribution Effective Time.
“Incentive Plan” has the meaning given to such term in the Merger Agreement.
“Indemnified Party” has the meaning set forth in Section 5.4(a).
“Indemnifying Party” has the meaning set forth in Section 5.4(a).
“Information Statement” means the Information Statement filed with the SEC as an exhibit to the Spin-Off Registration Statement and made available to the holders of Company Common Stock in connection with the Distribution, including any amendments or supplements thereto.
“Intellectual Property” has the meaning given to such term in the Merger Agreement.
“Intended Tax Treatment” has the meaning set forth in the Recitals.
“IT System” has the meaning given to such term in the Merger Agreement.
“Know-How” has the meaning given to such term in the Merger Agreement.
“Law” has the meaning given to such term in the Merger Agreement.
“Liability” or “Liabilities” means any and all debts, guarantees, assurances, commitments, losses, remediation, deficiencies, penalties, settlements, sanctions, costs, expenses, interest and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law (including Environmental Law), Proceeding, whether asserted or unasserted, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority and those arising under any Contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment or undertaking or any fines, damages or equitable relief which may be imposed and including all costs and expenses related thereto.
“Liable Party” has the meaning set forth in Section 2.8(b).
“Licensed Names and Marks” means the name “Inhibrx” or any derivative or variation thereof, and any Trademarks associated with such name.
“Lien” has the meaning given to such term in the Merger Agreement.
“Linked” has the meaning set forth in Section 2.11(a).
“Losses” means all losses, damages, claims, demands, payments, penalties, judgments or settlements, including all reasonable costs and expenses (including the costs and expenses of any and all Proceedings and demands, assessments, judgments, settlements and compromises relating thereto and the reasonable and documented costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder) relating thereto, suffered by an Indemnified Party; provided, that, Losses shall not include any special, consequential, reputational, indirect or punitive damages (other than special, consequential, indirect, reputational and/or punitive damages (i) awarded by a court of competent jurisdiction in connection with a Third Party Claim and/or (ii) that are, in the case of special, consequential or indirect damages, a reasonable foreseeable result of the relevant breach).
“Merger” has the meaning set forth in the Recitals.
“Merger Sub” has the meaning set forth in the Recitals.

“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act, including the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market and the Nasdaq Capital Market.
“New RemainCo Subsidiary” has the meaning set forth in the definition of “RemainCo Group.”
“Objection Notice” has the meaning set forth in Section 5.8(b).
“Other Party” has the meaning set forth in Section 2.8(a).
“Parent” has the meaning set forth in the Preamble.
“Parties” and “Party” have the meaning set forth in the Preamble.
“Permitted Lien” has the meaning given to such term in the Merger Agreement.
“Person” has the meaning given to such term in the Merger Agreement.
“Personal Information” has the meaning given to such term in the Merger Agreement.
“Post-Closing Matter” has the meaning set forth in Section 6.6(i).
“Post-Closing Representation” has the meaning set forth in Section 6.6(i).
“Pre-Closing Reorganization” has the meaning set forth in the Recitals.
“Pre-Distribution Tax Period” means any Tax period ending on or before the Distribution Date and the portion of any Straddle Tax Period that ends on the Distribution Date.
“Prior Company Counsel” has the meaning set forth in Section 6.6(i)
“Privacy Obligations” has the meaning given to such term in the Merger agreement.
“Private Placement Warrants” has the meaning set forth in the Merger Agreement.
“Privileged Information” means all information subject to the privileges, immunities or other protections from disclosure which may be asserted under applicable Law, including attorney-client privilege, business strategy privilege, joint defense privilege, common interest privilege, and protection under the work-product doctrine.
“Proceeding” has the meaning given to such term in the Merger Agreement.
“Process” or “Processing” has the meaning given to such terms in the Merger Agreement.
“Protected Health Information” has the meaning given to such term in the Merger Agreement.
“Realized Tax Benefit” has the meaning set forth in Section 5.8(c).
“Records” has the meaning set forth in Section 6.1(a).
“Registered” means issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority, social media platform, or Internet domain name registrar.
“Released Equity Interests” has the meaning set forth in the Merger Agreement.
“RemainCo” means the Company after the Distribution Effective Time and consummation of the Merger.
“RemainCo Accounts” has the meaning set forth in Section 2.11(a).
“RemainCo Assets” means any and all right, title and interest in and to any Assets primarily related to, or necessary for the conduct of, the 101 Business, and including the following Assets: (i) all Registered Intellectual Property applications, registrations and issuances (including, as applicable, the common law rights and goodwill associated therewith, and including the Registered Intellectual Property set forth on Schedule A-1, and including any patent or patent application, whether or not in force, in any country or jurisdiction worldwide that claims priority to or is related to any patent or patent application on Schedule A-1) and all other Intellectual Property (other than the Licensed Names and Marks) primarily related to, or necessary for the conduct of, as between the 101 Business and the SpinCo Business, the 101 Business (the “RemainCo Intellectual Property”); (ii) all interests in the capital stock of, or any other equity interests in, the members of the RemainCo Group; (iii) all IT Systems primarily related to, or necessary for the conduct of, the 101 Business as of the Distribution Effective Time, taking into account the services to be provided under the Transition Services Agreement; (iv) all licenses, permits, registrations, approvals and authorizations which have been issued by any Governmental Authority that primarily relate to, or are used primarily in, or are necessary for the conduct of, the 101 Business (“RemainCo Permits”); (v) all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to the 101 Business; (vi) all inventories of clinical products, goods, materials, parts, raw materials and clinical supplies primarily related to, or necessary for the conduct of, the 101 Business; (vii) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all Trade Secrets, Know-How, and any other confidential or proprietary information, in each case, to the extent primarily related to, or necessary for the conduct of, the 101 Business; (vii) any Contracts (A) primarily related to, or necessary for the conduct of, the 101 Business, including the Contracts set forth on Schedule A-2(a) but excluding any Contracts relating to Software or IT Systems and (B) the Commingled Contracts (including the Commingled Contracts set forth on Schedule A-2(b)), and, in each case, all rights and obligations and other Liabilities (whether accrued or contingent) arising under any such Contracts, other than any such rights, obligations and other Liabilities primarily related to the SpinCo Business; (ix) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or necessary for the conduct of, the 101 Business, including the insurance policies set forth on Schedule A-3; provided that this Agreement does not purport to Transfer ownership of any of the insurance policies of any member of the RemainCo Group or the SpinCo Group; (x) any other Assets (other than Registered Intellectual Property) that are owned, leased or licensed, at the Distribution Effective Time, or were owned, leased or licensed since the date of initiation of the first IND-enabling study for INBRX-101, by the Company or any of its Subsidiaries (including RemainCo or any member of the RemainCo Group) that are primarily related to, or necessary for the conduct of, the 101 Business and (xi) any goodwill related to the 101 Business; provided, however, that the RemainCo Assets will exclude (A) all bank or brokerage accounts to which a member of the SpinCo Group acts as legal custodian, including the accounts listed on Schedule G, and any cash or cash equivalents of SpinCo and its Subsidiaries contained therein as of the Distribution Effective Time other than one banking account to be designated by the Company; (B) all Assets that are acquired or otherwise become an Asset of the SpinCo Group after the Distribution Effective Time; and (C) the Licensed Names and Marks, and all common law rights and goodwill associated therewith.
“RemainCo Group” means the Company (or, after effectiveness of the Distribution, RemainCo), each Person (other than any member of the SpinCo Group) that is a Subsidiary of the Company immediately after the Distribution and each Person that becomes a Subsidiary of the Company following the date of this Agreement but prior to the Distribution that SpinCo and Parent mutually agree is a member of the RemainCo Group (a “New RemainCo Subsidiary”).
“RemainCo Indemnitees” means: (i) the Company and each Affiliate thereof after giving effect to the Distribution; and (ii) each of the respective directors, officers, employees and agents of any of the entities described in the immediately preceding clause (i), in each case, in their capacity as such, and each of the heirs, executors, successors and assigns of any of the foregoing, except in the case of clauses (i) and (ii), the SpinCo Indemnitees.
“RemainCo Liabilities” means all Liabilities to the extent arising out of or resulting from: (i) any RemainCo Assets (other than Liabilities arising under (x) the SpinCo Shared Contracts or (y) any Commingled Contracts, in each case, to the extent such Liabilities relate to the SpinCo Business); (ii) the ownership or operation of the 101 Business (including any discontinued business or any business which has been sold or transferred), as conducted at any time prior to, on or after the Distribution Effective Time, including any product liability claims arising out of INBRX-101 and all Proceedings that are not SpinCo Liabilities; (iii) the ownership or operation of any business conducted by the Company or any member of the

RemainCo Group at any time after the Distribution Effective Time; (iv) any transaction expenses incurred by the Company or any of its Subsidiaries in connection with the Merger Agreement (other than Liabilities pursuant to any transaction, retention or sale bonus or award, tax gross-up or make whole payment, or similar compensatory plan for or agreement entered into with Current Employees) (collectively, together with any expenses allocated to RemainCo pursuant to Section 8.2, “Transaction Expenses”), subject to an aggregate cap of $68,000,000 (the “Expenses Cap”), whether paid on, prior to or after the Distribution Date; (v) any Liabilities allocated to the Company or any member of the RemainCo Group pursuant to Section 4.5; (vi) the payment of the amounts under the Retention Program; and (vii) Liabilities pursuant to any agreements or obligations of Parent, or following the Closing, any member of the RemainCo Group, under this Agreement, the Merger Agreement or the Transition Services Agreement, including the Liabilities set forth on Schedule K. For the avoidance of doubt, the RemainCo Liabilities shall not include: (A) the Liabilities that are expressly contemplated by this Agreement (or the Schedules hereto) as SpinCo Liabilities; (B) any agreements or obligations of any member of the SpinCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement; (C) Liabilities arising under applicable Law as the result of or in relation to the operation or condition of any SpinCo Asset, including the SpinCo Real Property prior to, on or after the Distribution Effective Time; (D) Liabilities arising from the violation, prior to, on or after the Distribution Effective Time, of any SpinCo Permits issued under Environmental Law; or (E) any Liability arising out of or resulting from the storage, disposal, generation, shipment or other management of Hazardous Materials on, at, under or from the SpinCo Real Property or otherwise in connection with the 101 Business prior to the Distribution Effective Time. For the avoidance of doubt, any liabilities with respect to Taxes shall be governed by Section 5.6.
“RemainCo Permits” shall have the meaning given to such term in the definition of “RemainCo Assets.”
“RemainCo Shared IP” means the Trade Secrets, Know-How, and other proprietary information included in the RemainCo Assets that are (a) owned or otherwise licensable by the Company or the RemainCo Group as of the date of this Agreement and (b) which are necessary for the conduct of or used in, held for use in, intended for use with, or otherwise useful for the exploitation of, the SpinCo Business as of the date of this Agreement and any natural extensions or evolutions thereof.
“Representative” has the meaning given to such term in the Merger Agreement.
“Retention Program” means the program set forth on Schedule M.
“SEC” means the United States Securities and Exchange Commission.
“Section 336(e) Election” has the meaning set forth in Section 5.8(a).
“Section 336(e) Election Statement” has the meaning set forth in Section 5.8(a).
“Section 336(e) Written Binding Agreement” has the meaning set forth in Section 5.8(a).
“Shared IP” means the RemainCo Shared IP and the SpinCo Shared IP, as applicable.
“Signing Company Debt” means $222,000,000.
“Software” has the meaning given to such term in the Merger Agreement.
“Spin-Off Registration Statement” means any registration statement to be submitted and/or filed with the SEC to effect the registration of the SpinCo Common Stock pursuant to the Exchange Act, including any amendment or supplement thereto, information statement or prospectus, periodic report or similar disclosure document, whether or not filed with the SEC or any other Governmental Authority.
“SpinCo” has the meaning set forth in the Preamble.
“SpinCo Accounts” has the meaning set forth in Section 2.11(a).
“SpinCo Assets” means collectively (a) the “Inhibrx” name and mark and any goodwill and common law rights thereto, and (b) any and all right, title and interest in and to, immediately prior to the Distribution Effective Time, any and all Assets owned, leased or licensed by the Company or any of its Subsidiaries

(including RemainCo or any member of the RemainCo Group) that, in the case of this clause (b), primarily relate to, as between the 101 Business and the SpinCo Business, the SpinCo Business, including the following Assets: (i) all Intellectual Property primarily related to the SpinCo Business, including all such Intellectual Property applications, registrations and issuances, and all such Intellectual Property documentation relating to any of the foregoing (for the avoidance of doubt, not including any RemainCo Intellectual Property), including the registered Intellectual Property set forth in Schedule H-1 and all Software and IT Systems primarily related to the SpinCo Business; (ii) all interests in the capital stock of, or any other equity interests in, the members of the SpinCo Group set forth on Schedule H-2, and each Person that becomes a Subsidiary of the Company following the date of this Agreement but prior to the Distribution that SpinCo and Parent mutually agree is a member of the SpinCo Group; (iii) all real property leases of the Company or any of its Subsidiaries (the “SpinCo Real Property”), including the real property lease set forth on Schedule H-3; (iv) all computers and other electronic data processing and communications equipment, fixtures, machinery, equipment (including all laboratory equipment and related materials), furniture, office equipment, special and general tools, test devices, prototypes and models and other tangible personal property located at any SpinCo Real Property; (v) all licenses, permits, registrations, approvals and authorizations that primarily relate, as between the 101 Business and the SpinCo Business, to the SpinCo Business, including all permits issued by the FDA and comparable Governmental Authorities primarily relating to the SpinCo Business (and for the avoidance of doubt, not including any RemainCo Permits) (“SpinCo Permits”); (vi) all vehicles owned or leased by the Company or any of its Subsidiaries; (vii) all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to or arising out of the SpinCo Business; (viii) all inventories of products, goods, materials, parts, raw materials and supplies primarily related to the SpinCo Business; (ix) all Transferred Plans; (x) all rights in connection with and Assets funding any obligation under each Transferred Plan; (xi) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all Trade Secrets, Know-How, and any other confidential or proprietary information, that, in each case, is primarily related to the SpinCo Business; (xii) the Contracts set forth on Schedule H-4(A), being those Contracts that primarily relate to the SpinCo Business, together with any rights or claims (whether accrued or contingent) arising under such Contracts and, to the extent related to the SpinCo Assets and the SpinCo Business, the rights and obligations and other Liabilities (whether accrued or contingent) arising under the Commingled Contracts set forth on Schedule H-4(B) (the “SpinCo Shared Contracts”); (xiii) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or related to claims primarily arising out of, the SpinCo Business, including the insurance policies set forth on Schedule H-5; provided that this Agreement does not purport to Transfer ownership of any of the insurance policies of any member of the SpinCo Group or the RemainCo Group; (xiv) any goodwill primarily related to the SpinCo Business; and (xv) any other Assets that are owned, leased or licensed, at or prior to the Distribution Effective Time, by the Company or any of its Subsidiaries (including RemainCo or any member of the RemainCo Group), that are primarily related to the SpinCo Business; provided, however, that the SpinCo Assets will exclude (A) for the avoidance of doubt, the RemainCo Assets; (B) all bank or brokerage accounts to which a member of the RemainCo Group acts as legal custodian as of the Distribution Effective Time; and (C) all Assets that are acquired or otherwise become an Asset of the RemainCo Group after the Distribution Effective Time.
“SpinCo Business” means the business, operations and activities of the Company and its Subsidiaries (including SpinCo and its Subsidiaries), as conducted at any time prior to the Distribution Effective Time, that is not the 101 Business.
“SpinCo Bylaws” has the meaning set forth in the Section 3.3.
“SpinCo Certification” has the meaning set forth in Section 5.8(c).
“SpinCo Common Stock” has the meaning set forth in the Recitals.
“SpinCo Controlled Claims” has the meaning set forth in Section 5.7(c).

“SpinCo Employees” means (i) the Current Employees of the Company or any of its Affiliates (including the SpinCo Group) listed on Schedule B, as such Schedule may be updated (A) by the Company to reflect terminations of employment in accordance with the Merger Agreement, and (B) as otherwise reasonably agreed to after good faith discussion by the Parties, (ii) any employees of the Company or any of its Affiliates (including the SpinCo Group) who are on a long-term leave of absence pursuant to a long-term disability Benefit Plan, (iii) all current and former contractors or other service providers of the Company or any of its Affiliates (including the SpinCo Group) who primarily provide, or primarily provided, services to the SpinCo Business, (iv) all former employees of the Company or any of its Affiliates (including the SpinCo Group) who, prior to their termination, primarily provided services to the SpinCo Business, and (v) all other current and former contractors or other service providers or employees of the Company or any of its Affiliates who do not otherwise meet the descriptions set forth in clauses (i), (ii), (iii) or (iv) of this definition of “SpinCo Employees.”
“SpinCo Funding” means an amount of cash equal to the remainder of (x) $200,000,000, minus (y) the sum of the amount of marketable securities, cash and cash equivalents contained in any SpinCo Accounts as of the close of business on the day prior to the Distribution Effective Time, minus (z) the amount, if any, by which the Closing Company Debt exceeds the Signing Company Debt.
“SpinCo Group” means SpinCo and each Person that is a Subsidiary of SpinCo as of the Distribution Effective Time (but after giving effect to the Pre-Closing Reorganization), and each Person that becomes a Subsidiary of SpinCo after the Distribution Effective Time.
“SpinCo Indemnifiable Pre-Closing Reorganization Steps” are the steps undertaken by the Company, SpinCo and its Affiliates pursuant to (i) the Pre-Closing Reorganization and (ii) Section 2.1, Section 2.2, Section 2.4 and Section 2.5.
“SpinCo Indemnified Taxes” shall mean any (a) Transfer Taxes allocated to SpinCo under Section 5.6(c); and (b) U.S. federal, state, local and non-U.S. income Tax liability for any Pre-Distribution Tax Period, other than Taxes described in clauses (i)(x) and (y) and (ii) of the definition of Company Indemnified Taxes, to the extent related to the SpinCo Assets, as determined by the Parties on a pro forma SpinCo Group consolidated return prepared (i) assuming the members of the SpinCo Group were not included in the RemainCo Group, (ii) including only Tax Items relating to the SpinCo Assets in the relevant Tax Return of the RemainCo Group for the applicable tax period; (iii) except as provided herein, following the past practices of the Company in applying all applicable elections, accounting methods and conventions for the applicable taxable period; (iv) applying the highest applicable statutory marginal corporate U.S. federal, state, local and non-U.S. income Tax rate in effect for such taxable period; and (v) only taking into account actual cash Taxes payable by RemainCo attributable to taxable income generated outside of, or unrelated to, the 101 Business and not attributable to the SpinCo Indemnifiable Pre-Closing Reorganization Steps or the Distribution; provided, further, that for purposes of clause (b)(v) of this definition, actual cash Taxes shall not include any Taxes to the extent attributable to a Tax Asset (without duplication) that is subsequently disallowed or determined to be unavailable.
“SpinCo Indemnitees” means: (i) SpinCo and each Affiliate thereof after giving effect to the Distribution; and (ii) each of the respective directors, officers, employees and agents of any of the entities described in the immediately preceding clause (i), in each case, in their capacity as such, and each of the heirs, executors, successors and assigns of any of the foregoing. For the avoidance of doubt, the term SpinCo Indemnitees shall not include stockholders of SpinCo in their capacity as stockholders thereof.
“SpinCo Liabilities” means all Liabilities, immediately prior to the Distribution Effective Time of the Company or any of its Subsidiaries (including SpinCo or any member of the SpinCo Group), without duplication and in each case, not expressly allocated to or retained by RemainCo or any member of the RemainCo Group pursuant to this Agreement, including Liabilities arising out of or resulting from: (i) any SpinCo Assets (including any Liabilities under Commingled Contracts to the extent relating to, arising out of or resulting from the SpinCo Business); (ii) the ownership or operation of the SpinCo Business, as conducted at any time prior to, on or after the Distribution Date, including the Proceedings set forth on Schedule C; (iii) the Transferred Plans; (iv) the employment or engagement of SpinCo Employees (including employment Taxes), whether arising on, prior to or following the Effective Time (other than with respect to any ClinOps Employee Transaction Liabilities); (v) any Liabilities allocated to SpinCo or any member of the SpinCo Group pursuant to Section 4.5; (vi) any Transaction Expenses in excess of the Expenses Cap; and (vii) Liabilities pursuant to any agreements or obligations of any member of the SpinCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement. For the avoidance of doubt, the SpinCo Liabilities shall not include: (A) the Liabilities that are expressly contemplated by this Agreement (or the Schedules hereto) as RemainCo Liabilities; (B) any agreements or obligations of any member of Parent or the RemainCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement; (C) Liabilities arising under applicable Law as the result of or in relation to the operation or condition of any RemainCo Asset prior to, on or after the Distribution Effective Time (unless otherwise provided by this Agreement); or (D) Liabilities arising from the violation, prior to, on or after the Distribution Effective Time, of any RemainCo Permits issued under Environmental Law. For the avoidance of doubt, any liabilities with respect to Taxes (other than employment Taxes relating to the SpinCo Employees as contemplated by clause (iv) above) shall be governed by Section 5.6.
“SpinCo Permits” has the meaning set forth in the definition of “SpinCo Assets.”
“SpinCo Prepared Returns” has the meaning set forth in Section 5.6(d)(ii).
“SpinCo Real Property” has the meaning set forth in the definition of “SpinCo Assets.”
“SpinCo Shared Contracts” has the meaning set forth in the definition of “SpinCo Assets”.
“SpinCo Shared IP” means the Trade Secrets, Know-How, and other proprietary information included in the SpinCo Assets that are (a) owned or otherwise licensable by SpinCo or the SpinCo Group as of the date of this Agreement and (b) which are necessary for the conduct of or used in, held for use in, intended for use with, or otherwise useful for the exploitation of, the 101 Business as of the date of this Agreement and any natural extensions or evolutions thereof.
“Straddle Tax Period” means any Tax period beginning on or before the Distribution Date and ending after the Distribution Date.
“Subsidiary” has the meaning given to such term in the Merger Agreement.
“Subsidiary Assignment” has the meaning set forth in Section 2.2(a)(i).
“Tax” or “Taxes” has the meaning given to such term in the Merger Agreement.
“Tax Asset” means a net operating loss, net capital loss, unused investment credit, unused foreign Tax credit (including credits of a foreign company under Section 902 of the Code), overall foreign loss, excess charitable contribution, general business credit, research and development credit, earnings and profits, basis, or any other Tax Item that could reduce a Tax or create a Tax benefit.
“Tax Claim” has the meaning set forth in Section 5.7(a).
“Tax Item” means, with respect to any Income Tax, any item of income, gain, loss, deduction, credit, recapture, or any other item which increases or decreases Taxes paid or payable.
“Tax Return” has the meaning given to such term in the Merger Agreement.
“Third Party” means any Person who is not a Party to this Agreement.
“Third Party Claim” has the meaning set forth in Section 5.4(a).
“Trade Secret” has the meaning given to such term in the Merger Agreement.
“Trademark” has the meaning given to such term in the Merger Agreement.
“Transaction Expenses” has the meaning set forth in the definition of “RemainCo Liabilities”.
“Transfer” and its derivatives, including “Transferring,” “Transferred,” and any other word form with the same root, shall be understood to mean to sell, assign, transfer, convey and deliver.
“Transfer Documents” has the meaning set forth in Section 2.2(b).

“Transfer Taxes” has the meaning set forth in Section 5.6(c).
“Transferred Employees” means the SpinCo Employees who are Current Employees as of immediately prior to the Distribution Effective Time.
“Transferred Plan” means any Benefit Plan that is being transferred from RemainCo to SpinCo as part of the Pre-Closing Reorganization. Each Transferred Plan is listed on Schedule D.
“Transition Services Agreement” means that certain transition services agreement to be entered into by and between the Company and SpinCo at the closing of the Distribution, substantially in the form attached hereto as Exhibit A.
“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulations section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.
Section 1.2   Rules of Construction. Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) “either” and “or” are not exclusive and “include”, “includes” and “including” are not limiting, (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”, (d) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to an “Article”, “Section”, “Exhibit”, “Annex” or “Schedule” refer to an Article or Section of, or an Exhibit, Annex or Schedule to, this Agreement, (h) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States, (i) references to a federal, state, local or foreign statute or Law include any rules, regulations and delegated legislation issued thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented, (j) references to any communication by any Governmental Authority includes a communication by the staff of such Governmental Authority and (k) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. No summary of this Agreement prepared by any party will affect the meaning or interpretation of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, other than an obligation under Section 5.2, falls on a day other than a business day, the time period for performance thereof will automatically be extended to the next day that is a business day. The term “made available” as it relates to materials provided to Parent means copies of the subject materials which (x) were made available to Parent or any of its Affiliates or Representatives either (i) in the Data Room or (ii) in writing with respect to materials specifically referenced in the Company Disclosure Letter to the Merger Agreement, in each case, no later than twenty-four (24) hours prior to the execution and delivery of this Agreement or (y) were publicly available, without redactions, on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC no later than one (1) business day prior to the execution and delivery of this Agreement.
ARTICLE II
SEPARATION
Section 2.1   General.   Subject to the terms and conditions of this Agreement, the Parties shall use, and shall cause their respective Affiliates to use, their respective reasonable best efforts to consummate the transactions contemplated hereby in accordance with the terms of the Merger Agreement. It is the intent of the Parties that, prior to the Distribution, SpinCo shall have been restructured in accordance with the Pre-Closing Reorganization, such that, following the consummation of such reorganization, (a) SpinCo shall be a Delaware corporation, (b) SpinCo shall, directly or indirectly, own the equity interests of all Subsidiaries of the Company (other than SpinCo and any New RemainCo Subsidiary) and the rights, title and interest in and to the SpinCo Assets, (c) the Company shall, directly or indirectly, own the rights, title and interest in and to the RemainCo Assets, including the equity interests in any New RemainCo Subsidiary, (d) SpinCo shall, directly or indirectly, retain or assume, as applicable, all of the SpinCo Liabilities, (e) the Company or its designees shall, directly or indirectly, retain or assume, as applicable, all of the RemainCo Liabilities, (f) the SpinCo Business shall be owned or held by SpinCo or its Subsidiaries and (g) the 101 Business shall be owned or held by the Company or its Affiliates (other than SpinCo and its Subsidiaries). In addition, following the Distribution but prior to the Effective Time, SpinCo shall issue authorized shares of SpinCo Common Stock and SpinCo Warrants, in each case, to satisfy the Company’s obligations pursuant to the Company Warrants. For the avoidance of doubt, the foregoing shall be conducted in accordance with Schedule F.
Section 2.2   Transfer of Assets and Assumption of Liabilities.
(a)   No later than one day prior to the Distribution Date:
(i)   Transfer of Subsidiaries.   the Company shall Transfer its right, title and interest in all equity securities of all Subsidiaries of the Company (other than SpinCo) to SpinCo (the “Subsidiary Assignment”).
(ii)   Transfer and Assignment of SpinCo Assets.   The Company shall, and shall cause its applicable Subsidiaries to, Transfer to SpinCo or any member of the SpinCo Group designated by SpinCo, and such members of the SpinCo Group shall accept from the Company and its Subsidiaries, all of the SpinCo Assets (it being understood that if any SpinCo Asset shall be held by a Subsidiary of the Company, such SpinCo Asset shall be assigned, Transferred, conveyed and delivered to SpinCo as a result of the Subsidiary Assignment);
(iii)   Acceptance and Assumption of SpinCo Liabilities.   The applicable members of the SpinCo Group shall accept, assume and agree faithfully to perform, discharge and fulfill all of the SpinCo Liabilities in accordance with their respective terms. The applicable members of the SpinCo Group shall be responsible for all SpinCo Liabilities, regardless of (A) when, where or against whom such SpinCo Liabilities arose or arise (provided, however, that nothing contained herein shall preclude or inhibit SpinCo from asserting against Third Parties any defenses available to the legal entity that incurred or holds such SpinCo Liability), (B) whether the facts on which they are based occurred prior to or subsequent to the Distribution Effective Time, regardless of where or against whom such SpinCo Liabilities are asserted or determined or whether asserted or determined prior to the date of this Agreement or (C) whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the RemainCo Group or the SpinCo Group, or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates;
(iv)   Transfer and Assignment of RemainCo Assets.   SpinCo shall, and shall cause the applicable members of the SpinCo Group to, Transfer to the Company or any member of the RemainCo Group designated by the Company, all of the RemainCo Assets, if any, held by SpinCo or any such members of the SpinCo Group; and
(v)   Acceptance and Assumption of RemainCo Liabilities.   The applicable members of the RemainCo Group shall accept, assume and agree faithfully to perform, discharge and fulfill all RemainCo Liabilities in accordance with their respective terms, regardless of (A) when, where, or against whom such RemainCo Liabilities arose or arise (provided, however, that nothing contained herein shall preclude or inhibit the Company from asserting against Third Parties any defenses available to the legal entity that incurred or holds such RemainCo Liability), (B) whether the facts on which they are based occurred prior to or subsequent to the Distribution Effective Time, regardless of where or against whom such RemainCo Liabilities are asserted or determined or whether asserted or determined prior to the date of this Agreement, or (C) whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the RemainCo Group or the SpinCo Group, or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates.

(b)   Transfer Documents.   In furtherance of the Subsidiary Assignment, Transfer of the Assets and the assumption of the Liabilities in accordance with Section 2.2(a), (i) each Party shall prepare, execute and deliver, and shall cause the applicable members of its Group to prepare, execute and deliver, such Conveyancing and Assumption Instruments as and to the extent reasonably necessary to evidence the valid Transfer, conveyance and assignment of all of such Party’s and the applicable members of its Group’s right, title and interest in and to such Assets to the other Party and the applicable members of its Group in accordance with Section 2.2(a) (it being agreed and understood that no such Conveyancing and Assumption Instruments shall require either Party to make any representations or warranties, express or implied, not contained in this Agreement or agree to any covenants or other obligations, including indemnities, effective after the Distribution (except to the extent required to comply with applicable Law, and in which case the Parties and the parties to such Conveyancing and Assumption Instrument(s) shall enter into such supplemental agreements or arrangements as are effective to preserve the allocation of economic benefits and burdens contemplated by this Agreement and the Transition Services Agreement)) and (ii) each Party shall prepare, execute and deliver, and shall cause the applicable members of its Group to execute and deliver, to the other Party such Conveyancing and Assumption Instruments as and to the extent reasonably necessary to evidence the valid and effective assumption of the Liabilities by such Party and the applicable members of its Group in accordance with Section 2.2(a) (it being agreed and understood that no such Conveyancing and Assumption Instruments shall require either Party to make any representations or warranties, express or implied, not contained in this Agreement or agree to any covenants or other obligations, including indemnities, effective after the Distribution (except to the extent required to comply with applicable Law, and in which case the Parties and the parties to such Conveyancing and Assumption Instrument(s) shall enter into such supplemental agreements or arrangements as are effective to preserve the allocation of economic benefits and burdens contemplated by this Agreement and the Transition Services Agreement)). All of the foregoing documents contemplated by this Section 2.2(b) shall be referred to collectively herein as the “Transfer Documents.” To the extent that any provision of a Transfer Document conflicts with any provision of this Agreement, this Agreement shall govern and control.
(c)   Waiver of Bulk-Sale and Bulk-Transfer Laws.   SpinCo and each member of the SpinCo Group hereby waives compliance by each and every member of the RemainCo Group with the requirements and provisions of any “bulk-sale” or “bulk-transfer” Laws of any jurisdiction that may be applicable with respect to the transfer or sale of any or all of the SpinCo Assets or SpinCo Real Property to any member of the SpinCo Group.
Section 2.3   Treatment of Commingled Contracts.   From the date of this Agreement and until the date that is twenty-four (24) months after the Distribution, to the extent (i) the rights and obligations (or comparable services) under any Commingled Contract have not been or are not contemplated to be provided to either the SpinCo Group or the RemainCo Group pursuant to the Transition Services Agreement, (ii) replacement Contracts, contract rights, bids, purchase orders or other agreements for such Commingled Contract have not yet been obtained or are not contemplated to be obtained pursuant to this Agreement, and (iii) requested by SpinCo or RemainCo in good faith and in writing following the Distribution, RemainCo or SpinCo, as applicable, shall use commercially reasonable efforts to assist the other Party (in each case with effect following the Distribution Effective Time): (A) to establish replacement Contracts, contract rights, bids, purchase orders or other agreements with respect to the SpinCo Business or 101 Business with any Third Party which is a counterparty to such Commingled Contract; (B) to assign to a member of the SpinCo Group or RemainCo Group, as applicable, the rights and obligations under such Commingled Contract to the extent related to either the SpinCo Business or the 101 Business, as applicable, so that RemainCo and SpinCo or the members of their respective Groups shall be entitled to the rights and benefits, and shall assume the related portion of any Liabilities, inuring to their respective Business; or (C) to establish reasonable and lawful arrangements designed to provide the SpinCo Group or RemainCo Group, as applicable, with the rights and obligations under such Commingled Contract to the extent related to the SpinCo Business or the 101 Business, as applicable; except in each case of (A), (B) and (C), RemainCo shall be under no obligation to assign any rights or obligations under a Commingled Contract to the SpinCo Group that would compromise, dilute, restrict or otherwise adversely affect the 101 Business or RemainCo’s rights in and to the RemainCo Assets; provided, however, that neither the Company nor SpinCo makes any representation or warranty that any Third Party shall consent to any such assignment or agree to enter into any such Contract, contract right, bid, purchase order or other agreement with any member of the SpinCo

Group or RemainCo Group, as applicable, on the existing terms of the applicable Commingled Contract or at all. Neither RemainCo, SpinCo nor their Affiliates shall be required to, and prior to the Closing, neither the Company nor SpinCo shall, without Parent’s prior written consent, expend any non-de minimis unreimbursed money, commence any litigation, offer or grant any non-de minimis unreimbursed accommodation (financial or otherwise) to any Third Party or to extend or renew any Commingled Contract to fulfill their obligations under this Section 2.3. For the avoidance of doubt, each Commingled Contract shall constitute a RemainCo Asset (except for those Contracts expressly set forth on Schedule H-4(B)) and the original Contract shall remain with RemainCo.
Section 2.4   Termination of Intercompany Contracts.   The Company shall (and shall cause each member of the RemainCo Group to), on the one hand, and SpinCo shall (and shall cause each member of the SpinCo Group to), on the other hand, terminate (and no Party or any Subsidiary thereof shall be liable to the other Party or any Subsidiary of the other Party based upon, arising out of or resulting from) any and all Contracts between or among the Company and/or any member of the RemainCo Group, on the one hand, and SpinCo and/or any member of the SpinCo Group, on the other hand, except for this Agreement or the Transition Services Agreement, with such termination to be effective as of the Distribution Effective Time. No such terminated Contract (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Distribution Effective Time. Each Party shall, at the reasonable request of the other Party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing. For the avoidance of doubt, this Section 2.4 does not apply to any trade payables and receivables, which are to be governed by Section 2.5.
Section 2.5   Intercompany Accounts.   Except as set forth in Section 5.1 and to the extent not otherwise settled or otherwise eliminated pursuant to this Agreement or the Merger Agreement, all (a) intercompany receivables, payables and loans, if any, and (b) intercompany balances between any member of the RemainCo Group, on the one hand, and any member of the SpinCo Group, on the other hand, shall be settled or otherwise eliminated, in each case as of the Distribution Effective Time. Each of the applicable Parties shall, and shall cause their respective Subsidiaries to, at the reasonable request of any other Party, take, or cause to be taken, such actions as may be reasonably necessary to acknowledge the foregoing.
Section 2.6   Nonassignability of Assets and Liabilities.
(a)   Notwithstanding anything to the contrary set forth herein, to the extent that any Transfer or attempted Transfer or assumption or attempted assumption hereunder is (i) prohibited by any applicable Law or (ii) without a Third Party consent would (A) constitute a breach or other contravention of such Asset or Liability, (B) subject a Party or any of their respective officers, directors, agents or Affiliates, to civil or criminal liability, or (C) be ineffective, void or voidable and such Third Party consent has not been obtained prior to the Distribution, then, in each case, subject to the conditions to the Distribution, the Distribution shall proceed without such Transfer or assumption.
(b)   From and after the Distribution, with respect to (i) any Asset whose Transfer pursuant to this Agreement is delayed (each, a “Delayed Asset”) or (ii) any Liability whose assumption pursuant to this Agreement is delayed (each, a “Delayed Liability”), the Party (or relevant member of its Group) (x) retaining such Delayed Asset shall thereafter hold for the use and benefit of the Party or relevant member of its Group entitled thereto (at the expense of the Person entitled thereto) and use their commercially reasonable efforts to cooperate with the intended recipient to agree to any reasonable and lawful arrangements designed to provide the applicable Party or relevant member of its Group with the economic claims, rights, benefits and control over such Delayed Asset and assume the economic burdens and obligations with respect thereto in accordance with this Agreement, including by subcontracting, sublicensing or subleasing arrangements to the extent legally permissible, and (y) intended to assume such Delayed Liability shall, or shall cause the applicable member of its Group to, pay or reimburse the Party (or relevant member of its Group) retaining such Delayed Liability for all amounts paid or incurred by such Party in connection with the retention of such Delayed Liability. In addition, the Party retaining any Delayed Asset or Delayed Liability (or relevant member of its Group) shall or shall cause such member of its Group to treat such Delayed Asset or Delayed Liability in the ordinary course of business in accordance with past practice. In furtherance of the foregoing, and subject to applicable Law, each Party shall, or shall cause any relevant member of its Group to, (A) use commercially reasonable efforts to enforce at another Party’s (or relevant member of its Group’s) request, or allow another Party’s Group to enforce in a commercially reasonable manner, any rights of the Party or its Group under such Delayed Assets and Delayed Liabilities against any other Persons, (B) not waive any rights related to such Delayed Assets or Delayed Liabilities to the extent related to the Business, Assets or Liabilities of another Party’s Group, (C) subject to Section 2.3 and the terms and conditions of such underlying Contract, (1) not terminate (or consent to be terminated by the counterparty) any Contract that constitutes such Delayed Asset except in connection with (i) the expiration of such Contract in accordance with its terms (it being understood, for the avoidance of doubt, that sending a notice of non-renewal to the counterparty to such Contract in accordance with the terms of such Contract is expressly permitted) or (ii) a partial termination of such Contract that would not reasonably be expected to impact any rights under such Contract related to the Business, Assets or Liabilities of such other Party, (2) not amend, modify or supplement any Contract that constitutes such Delayed Asset in a manner material (relative to the existing rights and obligations related to such other Party’s Business, Assets or Liabilities under such Contract) and adverse to the Business, Assets or Liabilities of such other Party or any member of its Group or (3) provide written notice to the applicable other Party as soon as reasonably practicable after receipt of any notice of breach received from a counterparty to any Contract that constitutes such Delayed Asset and that would reasonably be expected to impact the other Group, and (D) take (or refrain from taking) such actions as reasonably requested by the Party to which such Delayed Asset or Delayed Liability is to be Transferred or assumed in order to place such Party in the same position as if such Delayed Asset or Delayed Liability had been Transferred as of the Distribution so that all the benefits and burdens relating to such Delayed Asset or Delayed Liability, including possession, use, risk of loss, potential for income and gain, and dominion, control and command over such Delayed Asset or Delayed Liability, are to inure from and after the Distribution to the relevant member or members of the RemainCo Group or SpinCo Group entitled to the receipt of such Delayed Asset or required to assume such Delayed Liability. Once the required Third Party consent is obtained, condition satisfied, or potential violation, conflict, or other circumstance that caused the deferral of the Transfer of the Delayed Asset or assumption of the Delayed Liability is resolved, the Parties shall, or shall cause their relevant Affiliates to, Transfer such Asset and all earnings to the extent arising from such Asset from the time of the Distribution until the time of such Transfer or assumption of such Liability at no additional cost, which shall be treated as having been Transferred or assumed prior to the Distribution and owned by such Group for U.S. federal (and applicable state or local) income tax purposes from and after the Distribution, to the extent allowable by applicable Law. Subject to the terms and conditions hereof (including compliance with the terms of this Section 2.6), no Party shall have any Liability to the other Party (or its respective Affiliates) arising out of or relating to the failure to obtain any such Third Party consent that may be required in connection with the transactions contemplated by this Agreement, despite otherwise complying with this Section 2.6, or the transactions contemplated by the Transition Services Agreement. For so long as any Party (or member of its Group) holds any Assets allocated to the other Group pursuant to this Agreement or the Transition Services Agreement and provides to the other Group any claims, rights and benefits of any such Assets pursuant to an arrangement described in this Section 2.6, the Party whose Group receives such claims, rights and benefits shall indemnify and hold harmless the members of the other Group from and against all Losses incurred as a result thereof in accordance with this Agreement, other than as a result of the gross negligence, fraud or willful misconduct of the members of the Group providing such claims, rights and benefits.
(c)   The Party (or relevant member of its Group) retaining any Asset or Liability due to the deferral of the Transfer of such Asset or the deferral of the assumption of such Liability pursuant to this Section 2.6 or otherwise shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability, other than reasonable attorneys’ fees and recording or similar or other incidental fees, all of which shall be reasonably promptly reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability. None of SpinCo or the Company or any of their respective Affiliates shall be required to commence any litigation or offer or pay any non-de minimis amount of money or otherwise grant any non-de minimis accommodation (financial or otherwise) to any Third Party with respect to any Assets or Liabilities not Transferred or assumed, respectively, as of the Distribution.

Section 2.7   Wrong Pockets.
(a)   Subject to Section 2.3 (Treatment of Commingled Contracts) and Section 2.6 (Nonassignability of Assets and Liabilities), if after the Distribution (i) any Party discovers that any SpinCo Asset or any Registered Intellectual Property that is primarily used, practiced, held for the use or practice of, or necessary for the conduct of the SpinCo Business is held by any member of the RemainCo Group or any of their respective then-Affiliates, (A) such Party shall provide notice to the other Party of such SpinCo Asset or Registered Intellectual Property and (B) RemainCo shall, and shall cause the other members of its respective Group and its respective then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant SpinCo Asset and all earnings to the extent arising from such SpinCo Asset from the time of the Distribution until the time of such transfer to SpinCo or an Affiliate of SpinCo designated by SpinCo, for no additional consideration, or (ii) any Party discovers that any Asset owned or held by the Company or any of its Subsidiaries prior to the Closing, or any Registered Intellectual Property (other than the “Inhibrx” name and mark, other Licensed Names and Marks, and any goodwill and common law rights thereto) that is necessary for the conduct of, primarily used, practiced, held for the use or practice of the 101 Business is held by any member of the SpinCo Group or any of their respective then-Affiliates, (A) such Party shall provide notice to the other Party of such RemainCo Asset, Registered Intellectual Property or other Asset and (B) SpinCo shall, and shall cause the other members of its respective Group and its respective then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant RemainCo Asset or other Asset and all earnings to the extent arising from such RemainCo Asset or other Asset from the time of the Distribution until the time of such transfer to the Company or an Affiliate of the Company designated by the Company, for no additional consideration. If reasonably practicable and permitted under applicable Law, such Transfer may be effected by rescission of the applicable portion of a Conveyancing and Assumption Instrument as may be agreed by the relevant Parties. For the avoidance of doubt, any Asset that is necessary for both the 101 Business and SpinCo Business shall be treated as a RemainCo Asset. For clarity, in the event that any Asset set forth in Section 2.7(a)(ii) is held by a former Affiliate of the SpinCo Group, SpinCo shall use reasonable best efforts to obtain the rights to such Asset back from such former Affiliate (or any applicable successor or assign).
(b)   At any time prior to the Distribution Effective Time, Parent may, in its sole discretion, elect to designate additional RemainCo Assets as SpinCo Assets, such that such Assets will be assigned to or remain with SpinCo at the closing of the Distribution; provided, that (i) any such designated RemainCo Assets must be primarily related to the SpinCo Business, and (ii) the designation of such Assets as SpinCo Assets may not result in the assumption of additional SpinCo Liabilities by SpinCo that exceed the value of such Assets. To the extent that the designation of any such Assets as SpinCo Assets would result in the assumption of additional SpinCo Liabilities by SpinCo that exceed the value of such Assets, or where such Assets are not primarily related to the SpinCo Business, the Parties will negotiate in good faith to determine the allocation of such Assets as between RemainCo and SpinCo.
Section 2.8   Novation of Liabilities.
(a)   Each Party, at the written request of the other Party, shall use commercially reasonable efforts (i) to obtain, or to cause to be obtained, any Consent, substitution or amendment required to novate or assign all obligations under Contracts, licenses and other Liabilities for which a member of such Party’s Group and a member of the other Party’s Group are prior to the Distribution Effective Time jointly or severally liable and that do not constitute Liabilities of such other Party following the Distribution Effective Time as provided in this Agreement (such other Party, the “Other Party”), including the Contracts set forth on Schedule I, or (ii) to obtain in writing the unconditional release of all parties to such arrangements (other than any member of the Group who assumed or retained such Liability as set forth in this Agreement), so that, in any such case, the members of the applicable Group will be solely responsible for such Liabilities; provided, however, that no Party shall be obligated to pay any consideration (or otherwise incur any Liability or obligation) therefor to any Third Party from whom any such Consent, substitution or amendment is requested (unless such Party is fully reimbursed or otherwise made whole by the requesting Party), and the Company shall not pay any consideration other than a de minimis amount to obtain any such Consent, substitution or amendment, without Parent’s prior written approval (not be unreasonably withheld, conditioned or delayed).

(b)   If the Parties are unable to obtain, or to cause to be obtained, any such required Consent, release, substitution or amendment, the Other Party or a member of the Other Party’s Group shall continue to be bound by such Contract, license or other obligation that does not constitute a Liability of such Other Party and, unless not permitted by Law or the terms of such Contract, license or other obligation, as agent or subcontractor for such Party, the Party or member of such Party’s Group who assumed or retained such Liability as set forth in this Agreement (the “Liable Party”) shall, or shall cause a member of its Group to, pay, perform and discharge fully all the obligations or other Liabilities of such Other Party or member of the Other Party’s Group thereunder from and after the Distribution Effective Time. The Liable Party shall indemnify the Other Party as set forth in ARTICLE V; provided, however, that the Liable Party shall have no obligation to indemnify the Other Party for losses resulting from such Other Party’s gross negligence, willful misconduct or bad faith. The Other Party shall, without further consideration, promptly pay and remit, or cause to be promptly paid or remitted, to the Liable Party or any member of the Liable Party’s Group, any money, rights and other consideration received by it or any member of its Group in respect of such performance by the Liable Party (unless any such consideration is an Asset of such Other Party pursuant to this Agreement). If and when any such Consent, release, substitution or amendment shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated, the Other Party shall promptly Transfer all rights and Liabilities thereunder of any member of such Other Party’s Group to the Liable Party, or to another member of the Liable Party’s Group, without payment of any further consideration and the Liable Party, or another member of the Liable Party’s Group, without the payment of any further consideration, shall assume such rights and Liabilities.
Section 2.9   Guarantees.
(a)   (i) The Company shall, and shall cause the other members of its Group to (with the reasonable cooperation of the applicable other Party) use commercially reasonable efforts to (A) cause a member of the RemainCo Group to be substituted in all respects for a member of the SpinCo Group, as applicable, and (B) have all members of the SpinCo Group removed or released as guarantor of or obligor for any Liability of the Company (including any credit agreement, guarantee, indemnity, surety bond, letter of credit, banker acceptance and letter of comfort given or obtained by any member of the SpinCo Group for the benefit of any member of the RemainCo Group) to the fullest extent permitted by applicable Law, and (ii) SpinCo shall, and shall cause the other members of its Group to (with the reasonable cooperation of the applicable Party), use commercially reasonable efforts to (A) cause a member of the SpinCo Group to be substituted in all respects for a member of the RemainCo Group, as applicable, and (B) have all members of the RemainCo Group removed or released as guarantor of or obligor for any Liability of SpinCo (including any credit agreement, guarantee, indemnity, surety bond, letter of credit, banker acceptance and letter of comfort given or obtained by any member of the RemainCo Group for the benefit of any member of the SpinCo Group) to the fullest extent permitted by applicable Law, in each case (clauses (i)-(ii)), on or prior to the Distribution or as soon as reasonably practicably thereafter. Except as otherwise provided in Section 2.9(b), no member of the SpinCo Group, or the RemainCo Group or any of their respective Affiliates from time to time shall be required to commence any litigation or offer or pay any amount of money or otherwise grant any accommodation (financial or otherwise) to any Third Party with respect to any such guarantees.
(b)   On or prior to the Distribution or as soon as reasonably practicable thereafter, to the extent required to obtain a release of any member of the SpinCo Group from a guaranty for the benefit of any member of the RemainCo Group, the Company shall, and shall cause the other members of its Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (i) with which any member of the RemainCo Group, as the case may be, would be reasonably unable to comply or (ii) which would be reasonably expected to be breached. On or prior to the Distribution or as soon as reasonably practicable thereafter, to the extent required to obtain a release of any member of the RemainCo Group from a guaranty for the benefit of any member of the SpinCo Group, SpinCo shall, and shall cause the other members of its Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (A) with which any member of the SpinCo Group, as the case may be, would be reasonably unable to comply or (B) which would be reasonably expected to be breached.
(c)   If any of SpinCo or the Company is unable to obtain, or to cause to be obtained, any such required removal as set forth in clauses (a) and (b) of this Section 2.9, (i) the Party whose Group is the relevant beneficiary of such guarantee or any letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements shall indemnify and hold harmless the unreleased guarantor or obligor for any Loss arising from or relating thereto and shall or shall cause one of the other members of its Group, as agent or subcontractor for such unreleased guarantor or obligor to pay, perform and discharge fully all the obligations or other Liabilities of such unreleased guarantor or obligor thereunder and (ii) each of SpinCo and the Company agrees not to (and to cause the members of their respective Groups not to) renew or extend the term of, increase its obligations under, or Transfer to a Third Party, any unreleased guarantees or letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements, for which such unreleased Party is or may be liable, without the prior written consent of such other Party (such consent not to be unreasonably withheld, delayed or conditioned), unless all obligations of such other unreleased Party and the other members of such Party’s Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to such Party.
Section 2.10   Payments.   Prior to the Distribution Effective Time, an escrow account (the “Escrow Account”) shall be established pursuant to the terms and conditions of an escrow agreement (the “Escrow Agreement”) by and among the Company, SpinCo, Parent and Citibank, N.A. (or any other mutually acceptable escrow agent, the “Escrow Agent”). Each of Parent, the Company and SpinCo shall use its respective reasonable best efforts to finalize the Escrow Agreement as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date. At least five (5) business days prior to the Distribution Effective Time, the Company shall deliver to Parent a written statement setting forth a good faith estimate and calculation of any transaction expenses that will be RemainCo Liabilities hereunder, as well as supporting invoices. At least one (1) business day prior to the Distribution Effective Time, the Company shall deliver to Parent its good faith calculation of the SpinCo Funding, together with all supporting documents evidencing the amounts on deposit in each applicable account. Prior to the Distribution Effective Time, (i) Parent shall deposit or cause to be deposited an amount of cash equal to the SpinCo Funding into the Escrow Account, by wire transfer of immediately available funds to the account designated for such purpose by the Escrow Agent and (ii) the Company shall contribute the right to receive the SpinCo Funding from the Escrow Account to SpinCo and designate SpinCo as the owner of the Escrow Account. Parent shall pay or cause to be paid all fees and expenses of the Escrow Agent incurred in connection with the Escrow Agreement. The funds held in the Escrow Account shall not be released therefrom until after the Effective Time.
Section 2.11   Bank Accounts; Funds in Transit.   Except as otherwise provided in the Transition Services Agreement:
(a)   Prior to the Distribution Effective Time, the Company shall transfer title and ownership of each bank and brokerage account listed on Schedule G to a member of the SpinCo Group.
(b)   Each Party agrees to take, or cause the members of its Group to take, at the Effective Time (or such earlier time as the Parties may agree), all actions necessary to amend all Contracts or agreements governing each bank and brokerage account owned by SpinCo as of the Distribution Effective Time, including the accounts listed on Schedule G, (collectively, the “SpinCo Accounts”) and all Contracts or agreements governing each bank or brokerage account owned by the Company or any other member of the RemainCo Group as of the Effective Time (collectively, the “RemainCo Accounts”) so that each such SpinCo Account and RemainCo Account, if currently linked (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to) (“Linked”) to any RemainCo Account or SpinCo Account, respectively, is de-Linked from such RemainCo Account or SpinCo Account, respectively. The respective owner or legal custodian of each SpinCo Account or RemainCo Account as of the Effective Time shall continue to own such SpinCo Account or RemainCo Account, as applicable, including all cash and cash equivalents contained therein. It is intended that, following consummation of the actions contemplated by this Section 2.11(a), there will be in place a cash management process pursuant to which (i) the SpinCo Accounts will be managed and funds collected will be transferred into one (1) or more accounts maintained by SpinCo or a member of the SpinCo Group and (ii) the RemainCo Accounts will be managed and funds collected will be transferred into one (1) or more accounts maintained by the Company or a member of the RemainCo Group.
(c)   With respect to any outstanding checks issued or payments initiated by the Company, SpinCo, or any of the members of their respective Groups prior to the Effective Time, such outstanding checks and payments shall be honored following the Effective Time by the Person or Group owning the account on which the check is drawn or from which the payment was initiated, respectively, without limiting the ultimate allocation of Liability for such amounts under this Agreement or the Transition Services Agreement.
(d)   As between the Company and SpinCo (and the members of their respective Groups), except to the extent prohibited by applicable Law, all payments made and reimbursements received after the Effective Time by either the Company or SpinCo (or any member of their respective Groups) that relate to a Business, Asset or Liability of the other Party (or member of its Group), shall be held by such Party in trust for the use and benefit of the Party entitled thereto and, promptly following receipt by such Party of any such payment or reimbursement, such Party shall pay over, or shall cause the applicable member of its Group to pay over, to the other Party (or a member of such other Party’s Group) the amount of such payment or reimbursement without right of set-off.
Section 2.12   Restriction on Prepayment of Expenses.   Prior to the Distribution Effective Time, the Company shall not, and shall cause its Affiliates (including SpinCo) not to, prepay any trade payables or other accounts payable of the SpinCo Group except in the ordinary course of business, consistent with past practice, and the Company shall continue to pay trade payables and other accounts payable in the ordinary course of business, consistent with past practice.
Section 2.13   Disclaimer of Representations and Warranties.   EACH OF THE COMPANY (ON BEHALF OF ITSELF AND EACH MEMBER OF THE REMAINCO GROUP) AND SPINCO (ON BEHALF OF ITSELF AND EACH MEMBER OF THE SPINCO GROUP) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, IN THE TRANSITION SERVICES AGREEMENT, IN ANY CONTINUING ARRANGEMENT OR IN THE MERGER AGREEMENT, NO PARTY TO THIS AGREEMENT OR THE TRANSITION SERVICES AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, THE TRANSITION SERVICES AGREEMENT OR OTHERWISE, IS REPRESENTING OR WARRANTING TO ANY OTHER PARTY HERETO OR THERETO IN ANY WAY, EXPRESS OR IMPLIED, AS TO THE ASSETS, BUSINESSES OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS OR GOVERNMENTAL APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS, RESTRICTIONS ON TRANSFER, ENCUMBRANCE OR LIEN, NON-INFRINGEMENT, OR ANY OTHER MATTER CONCERNING, ANY ASSETS, BUSINESSES OR LIABILITIES OF SUCH PARTY, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF EITHER PARTY, OR AS TO THE LEGAL SUFFICIENCY OF ANY CONTRIBUTION, ASSIGNMENT, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER OR THEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF. EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN OR THEREIN, IN THE TRANSITION SERVICES AGREEMENT, IN ANY CONTINUING ARRANGEMENT OR IN THE MERGER AGREEMENT, ALL SUCH ASSETS ARE BEING OR HAVE BEEN TRANSFERRED ON AN “AS IS, WHERE IS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, BY MEANS OF A QUITCLAIM OR SIMILAR FORM, DEED OR CONVEYANCE WITHOUT WARRANTY) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (A) ANY CONVEYANCE SHALL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD AND VALID TITLE OR INTEREST, FREE AND CLEAR OF ANY SECURITY INTEREST, RESTRICTIONS ON TRANSFER, ENCUMBRANCE, CHARGE, ASSESSMENT OR LIEN AND (B) ANY NECESSARY CONSENTS OR GOVERNMENTAL APPROVALS ARE NOT OBTAINED OR THAT ANY REQUIREMENTS OF

LAWS OR JUDGMENTS ARE NOT COMPLIED WITH. NO PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY IN THE EVENT THAT ANY INFORMATION EXCHANGED OR PROVIDED PURSUANT TO THIS AGREEMENT WHICH IS AN ESTIMATE OR FORECAST, OR WHICH IS BASED ON AN ESTIMATE OR FORECAST, IS FOUND TO BE INACCURATE.
ARTICLE III
DISTRIBUTION
Section 3.1   Actions on or Prior to the Distribution Date.   Prior to the Distribution Date, and as promptly as reasonably practicable, the Company shall prepare and, in accordance with applicable Law and the Merger Agreement, file with the SEC the Spin-Off Registration Statement, including amendments, supplements and any such other documentation which is necessary or desirable to effectuate the Distribution, and the Company and SpinCo shall each use reasonable best efforts to obtain all necessary approvals from the SEC with respect thereto as soon as practicable. SpinCo shall prepare, file with the SEC and cause to become effective any registration statements or amendments thereto required to effect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the transactions contemplated by this Agreement. In addition, prior to the Distribution Record Date, the Company shall provide to each holder thereof, any notice required to be provided to holders of Company Warrants. The Parties acknowledge and agree that the documents prepared and filed with the SEC pursuant to this Section 3.1 shall disclose the Intended Tax Treatment in the applicable U.S. federal income tax disclosure filed therewith and that such disclosure shall not assert an alternative tax treatment in respect of the Distribution.
Section 3.2   Distribution.
(a)   On the Distribution Date, but immediately prior to the Effective Time, the Company shall instruct the Company’s stock transfer agent (the “Agent”) to effect the Distribution by distributing SpinCo Common Stock representing the Released Equity Interests to holders of record of Company Common Stock as of the Distribution Record Date, and to credit the appropriate number of such SpinCo Common Stock to book entry accounts for each such holder of Company Common Stock, as further contemplated by this Agreement and the Merger Agreement.
(b)   The SpinCo Common Stock to be issued in the Distribution is generally intended to be distributed pursuant to a book entry system. The Company shall instruct the Agent to deliver the SpinCo Common Stock previously delivered to the Agent to a depositary and to mail (or otherwise transmit in accordance with the Agent’s regular practices) to each holder of record of Company Common Stock on the Distribution Record Date, a statement of the SpinCo Common Stock credited to such holder’s account. In lieu of fractional shares, cash shall be given to holders otherwise entitled to such fractional shares of SpinCo Common Stock on the Distribution Date. As soon as practicable following the Distribution Date, the Agent shall (i) aggregate all fractional SpinCo Common Stock into whole SpinCo Common Stock and (ii) sell such SpinCo Common Stock in the open market at then-prevailing prices and shall distribute to each such holder such holder’s ratable share of the proceeds of such sale, net of brokerage fees incurred in such sales, and after deducting any Taxes required to be withheld therefrom.
Section 3.3   SpinCo Bylaws.   On or prior to the Distribution Date, SpinCo shall have taken all necessary actions to provide for the adoption of the form of SpinCo Bylaws in substantially the form attached hereto as Exhibit B, as such exhibit may be amended, supplemented or otherwise modified by SpinCo with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed).
Section 3.4   Directors.   On or prior to the Distribution Date, the Company and SpinCo shall have taken all necessary action to cause the board of directors of SpinCo to consist of the individuals identified by SpinCo to the Company prior to the Distribution, including the resignation or removal of any individuals not so identified.
Section 3.5   Election of Officers.   On or prior to the Distribution Date, SpinCo shall take all actions necessary and desirable so that as of the Distribution Date, the executive officers of SpinCo will be as set forth in the Information Statement, including the resignation or removal of any individuals not so identified.

Section 3.6   State Securities Laws.   Prior to the Distribution Date, the Company and SpinCo shall take all such action as may be necessary or appropriate under the securities or “blue sky” laws of states or other political subdivisions of the United States in order to effect the Distribution.
Section 3.7   Listing Application.   Prior to the Distribution Date, the Company and SpinCo shall prepare and file with a National Securities Exchange a listing application and related documents and shall take all such other actions with respect thereto as shall be necessary or desirable in order to cause such National Securities Exchange to list on or prior to the Distribution Date, subject to official notice of issuance, the SpinCo Common Stock. The Company and SpinCo agree that, at SpinCo’s option, SpinCo may list its shares for trading under the ticker symbol “INBX” and the Company shall use reasonable best efforts to assist SpinCo in transferring the ticker symbol “INBX” to SpinCo.
Section 3.8   Withholding.   Notwithstanding anything in this Agreement to the contrary, each Party shall be entitled to deduct and withhold, or cause any paying agent of such Party to deduct and withhold, from any amounts payable or otherwise distributable in accordance with this Agreement, such amounts as are required to be deducted or withheld therefrom in accordance with the Code, or any other applicable federal, state, local or non-U.S. Tax Law. In the case of a distribution that is subject to withholding, the distributing party may withhold an appropriate portion of such distributed property and either (a) sell such withheld property to generate cash necessary to pay over the withholding tax or (b) pay the withholding tax using its own funds and retain such withheld property. To the extent such amounts are properly and timely deducted or withheld in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement or any other agreement as having been paid to, or distributed and received by, the Person to whom such amounts would otherwise have been paid or distributed.
Section 3.9   Warrants.   On the Distribution Date, but immediately prior to the Effective Time, the Company shall deliver the SpinCo Warrants to the holders of the Private Placement Warrants to the extent required pursuant to the terms of the Private Placement Warrants and shall deliver SpinCo Common Stock to the holders of the Company Warrants that are entitled to receive such SpinCo Common Stock pursuant to the terms of the Company Warrants.
ARTICLE IV
ADDITIONAL COVENANTS; FURTHER ASSURANCES
Section 4.1   Permits; Consents.   On or prior to the Distribution Date, the Parties shall use their respective commercially reasonable efforts to (i) Transfer or cause to be Transferred any transferable RemainCo Permits which are held in the name of any member of the SpinCo Group, or in the name of any employee, officer, director, stockholder or agent of a member of the SpinCo Group, on behalf of SpinCo, to the Company, (ii) Transfer or cause to be Transferred any transferable SpinCo Permits which are held in the name of any member of the RemainCo Group, or in the name of any employee, officer, director, stockholder or agent of a member of the RemainCo Group, on behalf of the Company, to SpinCo, and (iii) obtain all Consents with respect to any Contracts to the extent required in connection with the Distribution.
Section 4.2   Licensed Names and Marks.
(a)   Subject to Section 4.2(b) and Section 4.2(c), effective on the Distribution Date, SpinCo, on behalf of the SpinCo Group, hereby grants to RemainCo, and its Subsidiaries and Affiliates, a worldwide, non-exclusive, non-transferable (except as set forth in Section 4.2(f)), non-sublicensable (except as set forth in Section 4.2(g)), royalty-free, fully paid-up license to use and display the Licensed Names and Marks for the one hundred and eighty (180) day period immediately following the Distribution Date, in each case, solely to the extent necessary to transition from uses of the Licensed Names and Marks in the 101 Business to other names and marks, including (i) on signage, forms, promotional, marketing and informational materials, stationery, displays (including any use on the Internet), business cards, equipment and other supplies owned or possessed by RemainCo and each of its Subsidiaries as of the Distribution Date, and (ii) as otherwise required to comply with applicable Law.
(b)   As promptly as reasonably practicable, but in any event within one hundred and eighty (180) days after the Distribution Date, RemainCo shall, and shall cause its Subsidiaries to, (i) take all action necessary to change the corporate name of each entity that includes a Licensed Name and Mark to a name that is not confusingly similar to any Licensed Name and Mark, and (ii) execute all documents as may be necessary to evidence any such name changes; provided that the 180-day time period will be extended to the extent necessary for delays outside of RemainCo’s reasonable control or for a reasonable period of time as is reasonably necessary to mitigate commercial and operational disruption of the applicable name change; provided, further, such extension shall not exceed an additional thirty (30) days without SpinCo’s prior written consent not to be unreasonably withheld.
(c)   Except as set forth in this Section 4.2, within one hundred and eighty (180) days after the Distribution Date, RemainCo shall, and shall cause each of its Subsidiaries to, (i) cease and discontinue all uses of Licensed Names and Marks; and (ii) eliminate the Licensed Names and Marks from, revise, paint over or otherwise obscure the Licensed Names and Marks, on any signage or other public-facing materials (including any publicly distributable documents and other digital or physical public-facing materials bearing the Licensed Names and Marks) owned or controlled by RemainCo or any of its Subsidiaries after the Distribution Date. With respect to RemainCo’s activities to effect the actions described in clauses (i) or (ii) of the preceding sentence, SpinCo will cooperate with RemainCo in these activities as reasonably requested by RemainCo and all costs reasonably incurred and payable to Third Parties in the conduct of such activities by RemainCo or SpinCo will be equally shared by the Parties through quarterly reconciliation. Notwithstanding the foregoing, RemainCo shall not be deemed to be in breach of this Section 4.2(c) if, after the date of this Agreement, RemainCo or any of its Subsidiaries (x) uses a Licensed Name and Mark in a nominative manner in textual sentences referencing the historical relationship between RemainCo, on the one hand, and SpinCo, on the other hand, which references are factually accurate, (y) retains copies of any books, records and other materials that, as of the date of this Agreement, contain or display the Licensed Name and Marks and such copies are used solely for internal or archival purposes (and not public display) or (z) uses the Licensed Names and Marks to comply with applicable Laws or for litigation, regulatory or corporate filings and documents filed by RemainCo or any of its Subsidiaries with any Governmental Authority.
(d)   RemainCo shall not, and shall cause any permitted sublicensee and each of its Subsidiaries not to, use the Licensed Names and Marks in any manner that is reasonably likely to (a) harm or impair the goodwill associated with any of the Licensed Names and Marks or (b) compromise the validity of, or SpinCo’s ability to enforce, any of the Licensed Names and Marks.
(e)   SpinCo will indemnify, defend, and hold RemainCo, and each of its respective Subsidiaries and Affiliates harmless from and against any and all claims, losses, Liabilities, damages, and associated legal expenses suffered or incurred by RemainCo, or each of its respective Subsidiaries and Affiliates to the extent arising out of claims by third parties that RemainCo’s, or any of its respective Subsidiaries’ and Affiliates’, use of the Licensed Names and Marks in accordance with the terms of this Agreement infringes, dilutes, constitutes unfair competition, or otherwise violates the rights of such third party in a Trademark. SpinCo’s indemnification obligations pursuant to this Section 4.2(e) shall be governed by Section 5.4 herein.
(f)   RemainCo may assign the license granted in Section 4.2(a), in whole or in part, in connection with a merger, consolidation, or sale of all or substantially all of, or any portion of the assets of the 101 Business to which the license relates.
(g)   RemainCo may sublicense the license granted in Section 4.2(a) solely within the scope of the license granted to RemainCo to (i) its current and future Affiliates, (ii) its vendors, consultants, contractors, suppliers, and other third-party service providers in connection with the 101 Business and (iii) its distributors, customers, and collaboration partners in connection with the distribution, licensing, offering and sale of the current and future products and services of the 101 Business. RemainCo shall be responsible for compliance by any sublicensee to the terms and conditions set forth herein that are applicable to such sublicensee.
Section 4.3   Intellectual Property Recordation.   The Company and SpinCo shall, and shall cause any members of their respective Groups to, promptly after the Distribution Date, but in no event later than twenty-one (21) business days thereafter, sign and execute all additional documents and undertake all other actions reasonably required or advisable to effectuate and register the ownership of all Intellectual Property (x) owned by SpinCo or any member of the SpinCo Group, on the one hand, or (y) owned by the Company or any member of the RemainCo Group, on the other, that is intended to be transferred to the other Party or a member of the other Party’s Group, pursuant to Section 2.2, in the United States Patent and Trademark Office and United States Copyright Office and all foreign equivalents thereof. Without limiting the foregoing, each of Parent and SpinCo acknowledges that, after the Distribution Date, the other Party is free to maintain, abandon, sell or assign all such Intellectual Property at its sole discretion without any consent of such Party.
Section 4.4   Transition Services Agreement.   On or prior to the Distribution Date, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause members of their respective Groups to enter into, the Transition Services Agreement and any other agreements in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated hereby and thereby. Each of the Company and SpinCo shall (a) use its respective reasonable best efforts to finalize the Transition Services Agreement (including all schedules and exhibits thereto) as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date and (b) provide all necessary information, and use reasonable best efforts, to identify all services necessary for the other Party’s respective business (i.e., the 101 Business for the Company as the receiving Party and the SpinCo Business for SpinCo as the receiving Party) and include such services under the Transition Services Agreement as requested by the receiving Party.
Section 4.5   Employee Matters.
(a)   Transfer of Current Employees.   As part of the Pre-Closing Reorganization, and prior to the Distribution Effective Time, RemainCo Group shall transfer and assign the employment of each Transferred Employee to a member of the SpinCo Group.
(i)   Severance.   The Parties agree that the transfer of each Transferred Employee’s employment to a member of the SpinCo Group shall not be deemed to be a termination of employment by the applicable member of the RemainCo Group and, except with respect to any ClinOps Employee Transaction Liabilities, shall not trigger any obligation to pay severance, separation pay, salary continuation or other similar benefits to such Transferred Employee.
(ii)   Employment Arrangements.   SpinCo will assume and honor, or will cause a member of the SpinCo Group to assume and honor, the employment and individual agreements set forth on Schedule D; provided that, except as set forth on Schedule L, any indemnification obligations for Company directors or officers regarding any actions taken prior to the Effective Time, including with respect to the transactions contemplated hereby, shall in the first instance be the responsibility of Parent, for so long as Parent has obligations pursuant to Section 6.6 of the Merger Agreement; provided, further, that nothing in this provision shall amend, modify or abrogate in any way any Liabilities indemnifiable by SpinCo pursuant to Section 5.3, or expand in any way any obligations or liabilities of Parent under Section 6.6 of the Merger Agreement.
(iii)   At-Will Status.   Nothing in this Agreement shall create any obligation on the part of any member of the RemainCo Group or any member of the SpinCo Group to (A) continue the employment of any Current Employee or permit the return from a leave of absence for any period following the date of this Agreement or the Effective Time (except as required by applicable Law) or (B) change the employment status of any Current Employee from “at-will”.
(b)   Transferred Plans; COBRA.   Except as provided otherwise in the Transition Services Agreement, the Parties shall take any and all action as shall be necessary or appropriate such that, effective as of the Effective Time or such later date as contemplated by the terms of the applicable Transferred Plan or as required by applicable Law, the Company and each member of the RemainCo Group, to the extent applicable, shall cease to be a participating company in any Transferred Plan (if applicable). SpinCo shall remain responsible for compliance with the health care continuation coverage requirements of COBRA or other similar Law with respect to any current or former employee of the Company or its Affiliates who incurred a “qualifying event” under COBRA or other similar Law on or prior to the Effective Time. The Parties agree that neither the Distribution nor any transfers of employment from the Company or its Subsidiaries to the SpinCo Group that occur as contemplated by this Agreement shall constitute a “qualifying event” for purposes of COBRA.

(c)   Treatment of Incentive Plan Awards; Cash Bonus Plans.
(i)   Generally.   Prior to the Distribution, the Company shall take any action as shall be necessary or appropriate to provide that, in connection with the Distribution, each outstanding Company Option and each other outstanding award granted after the date hereof under the Incentive Plan in accordance with the terms of the Merger Agreement shall remain outstanding and continue to cover shares of RemainCo and shall be treated in accordance with the terms of the Merger Agreement.
(ii)   Short-Term Incentive Plans.   Except as otherwise provided with respect to ClinOps Employee Transaction Liabilities, SpinCo acknowledges and agrees that it shall have full responsibility with respect to any Liabilities and the payment or performance of any obligation arising out of or relating to any annual cash bonus or other short-term cash incentive plan or program in which Transferred Employees participate (and, for the avoidance of doubt, shall retain responsibility for payment of the bonuses thereunder with respect to the entire calendar year in which the Closing occurs); it being understood that (A) neither RemainCo nor any member of the RemainCo Group will assume any Liabilities (other than the ClinOps Employee Transaction Liabilities) for any annual cash or other short-term cash incentive plan or program maintained or sponsored by SpinCo or its Subsidiaries following the Distribution and (B) neither the SpinCo nor any member of the SpinCo Group will assume any Liabilities for any annual cash or other short-term cash incentive plan or program maintained or sponsored by RemainCo or its Subsidiaries following the Distribution.
(d)   Individual Arrangements.   SpinCo acknowledges and agrees that, except with respect to the ClinOps Employee Transaction Liabilities or as otherwise provided in this Agreement, it shall have full responsibility with respect to any Liabilities and the payment or performance of any obligations arising out of or relating to any employment, consulting, non-competition, retention or other compensatory arrangement entered into between any member of the SpinCo Group and any Transferred Employee.
(e)   Cooperation; Personnel Records; Data Sharing.   At all times following the Distribution Effective Time, the Parties shall, or shall cause any member of their respective Groups to, cooperate in good faith as necessary to facilitate the administration of the Transferred Plans, as applicable, and the resolution of related employee benefit claims, including with respect to the provision of employee-level information necessary for the other Party to manage, administer, finance and file required reports with respect to such administration. The Parties shall, or shall cause any member of their respective Groups to, provide each other such records and information as necessary or appropriate to carry out their obligations under applicable Law, this Agreement, or for the purposes of administering the Transferred Plans, as applicable, as soon as administratively practicable after the Distribution Effective Time or upon reasonable request by the other Party. All information and records regarding employment and personnel matters of Transferred Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by the Parties in accordance with all applicable Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.
(f)   Director Obligations.   The Company shall retain responsibility for the payment of any cash fees payable in respect of service on the Company Board of Directors, as required by existing Benefit Plans disclosed to Parent as of the date of this Agreement, that are payable but not yet paid as of the Distribution (which amounts, for the avoidance of doubt, shall be calculated on a pro-rated basis to reflect the period of service through the Distribution Date), and SpinCo shall have no responsibility for any such payments.
(g)   No Third Party Beneficiaries.   No provision of this Agreement shall be construed to create any right to any compensation or benefit on the part of any Transferred Employee or other future, present, or former employee of any member of the SpinCo Group or RemainCo Group under any Transferred Plan or otherwise. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns. No provision in this Agreement shall modify or amend any other agreement, plan, program, or document unless this Agreement explicitly states that the provision

“amends” that other agreement, plan, program, or document. Nothing in this Agreement is intended to confer upon any Current Employee or former employee or service provider of SpinCo, the Company or either of their respective Subsidiaries or Affiliates any right to continued employment or service, or any recall or similar rights to an individual on layoff or any type of approved leave.
Section 4.6   Release of Liens.
(a)   The Company shall, at its sole cost and expense, use reasonable best efforts to cause any Lien on any SpinCo Asset that serves as collateral or security for any Liability of any member of the RemainCo Group to be unconditionally released and discharged (any such unconditional release and discharge, a “Discharge”) prior to the Distribution. If any such Lien is not so Discharged prior to the Distribution, the Company shall, at its sole cost and expense, use reasonable best efforts to cause such Lien to be Discharged as promptly as reasonably possible thereafter. Any loss of, or Liabilities resulting from restrictions on the use of, the underlying asset arising from the failure of any such Lien to be Discharged shall constitute a RemainCo Liability.
(b)   SpinCo shall, at its sole cost and expense, use reasonable best efforts to cause any Lien on any RemainCo Asset that serves as collateral or security for any Liability of any member of the SpinCo Group to be Discharged prior to the Distribution. If any such Lien is not so Discharged prior to the Distribution, SpinCo shall, at its sole cost and expense, use reasonable best efforts to cause such Lien to be Discharged as promptly as reasonably possible thereafter. Any loss of, or Liabilities resulting from restrictions on the use of, the underlying asset arising from the failure of any such Lien to be Discharged shall constitute a SpinCo Liability.
Section 4.7   No Solicit; No Hire.   None of RemainCo, SpinCo or any member of their respective Groups shall, for a period of twelve (12) months from the Effective Time, without the prior written consent of the other Party, directly or indirectly, recruit, solicit, hire or retain any person who is an employee specified on Schedule B or Schedule E (as applicable) of the other Party or its Subsidiaries as of the Effective Time or induce, or attempt to induce, any such employee to terminate his or her employment with, or otherwise cease his or her relationship with, the other Party or its Subsidiaries; provided, however, that (i) nothing in this Section 4.7 shall be deemed to prohibit any general solicitation for employment through advertisements and search firms not specifically directed at employees of such other Party or any hiring as a result thereof, and (ii) the prohibitions of this Section 4.7 shall not apply with respect to employees who have been terminated by a Party. The Parties agree that irreparable damage may occur in the event that the provisions of this Section 4.7 were not performed in accordance with their specific terms. Accordingly, it is hereby agreed that the Parties shall be entitled to an injunction or injunctions to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In respect of countries whose local Laws declare as invalid or unenforceable or prohibit any agreement between employers not to hire employees of the other, the Parties shall not have an agreement not to hire employees of the other but agree not to actively solicit the services of each other’s employees for such period on and after the Effective Time as specified in this Section 4.7.
Section 4.8   Insurance Matters.
(a)   From and after the Effective Time, with respect to any Losses, damages and Liabilities incurred by any member of the RemainCo Group prior to the Effective Time, SpinCo will provide RemainCo with access to, and RemainCo may, upon ten (10) business days’ prior written notice to SpinCo, make claims under, the Company’s historical policies of insurance, but solely to the extent that such policies provided coverage for members of the RemainCo Group prior to the Effective Time; provided that such access to, and the right to make claims under, such insurance policies, shall be subject to the terms and conditions of such insurance policies, including any limits on coverage or scope, any deductibles and other fees and expenses, and shall be subject to the following additional conditions:
(i)   RemainCo shall report any claim in writing to SpinCo, as promptly as is reasonably practicable, and in any event in sufficient time so that such claim may be made and managed by SpinCo in accordance with the Transition Services Agreement and SpinCo’s claim reporting procedures in effect immediately prior to the Effective Time (or in accordance with any modifications to such procedures after the Effective Time communicated by the Company to SpinCo in writing);

(ii)   RemainCo and the members of the RemainCo Group shall solely bear and be liable for (and neither SpinCo nor any members of the SpinCo Group shall have any obligation to repay or reimburse RemainCo or any member of the RemainCo Group for), and shall indemnify, hold harmless and reimburse SpinCo and the members of the SpinCo Group for, any deductibles, self-insured retention, fees and expenses to the extent resulting from any access to, or any claims made by SpinCo or any other members of the RemainCo Group under any insurance provided pursuant to this Section 4.8(a), including any indemnification payments under ARTICLE V, settlements, judgments, legal fees and allocated claims expenses and claim handling fees, whether such claims are made by members of the RemainCo Group, its employees or Third Parties; and
(iii)   RemainCo shall solely bear and be liable for (and neither the Company nor any members of the SpinCo Group shall have any obligation to repay or reimburse RemainCo or any member of the RemainCo Group for) all uninsured, uncovered, unavailable or uncollectible amounts of all such claims made by RemainCo or any member of the RemainCo Group under the policies as provided for in this Section 4.8(a). In the event an insurance policy aggregate is exhausted, or believed likely to be exhausted, due to noticed claims, the RemainCo Group, on the one hand, and the SpinCo Group, on the other hand, shall be responsible for their pro rata portion of the reinstatement premium, if any, based upon the Losses of such Group submitted to SpinCo’s insurance carrier(s) (including any submissions prior to the Effective Time). To the extent that the SpinCo Group or the RemainCo Group is allocated more than its pro rata portion of such premium due to the timing of Losses submitted to SpinCo’s insurance carrier(s), the other Party shall promptly pay the first Party an amount so that each Group has been properly allocated its pro rata portion of the reinstatement premium. Subject to the following sentence, SpinCo may elect not to reinstate the policy aggregate. In the event that, at any time prior to the Effective Time, SpinCo elects not to reinstate the policy aggregate, it shall provide prompt written notice to RemainCo, and RemainCo may direct SpinCo in writing to, and SpinCo shall, in such case, reinstate the policy aggregate; provided that RemainCo shall be responsible for all reinstatement premiums and other costs associated with such reinstatement.
(b)   Except as provided in Section 4.8(a), from and after the Effective Time, neither RemainCo nor any member of the RemainCo Group shall have any rights to or under any of the insurance policies of SpinCo or any other member of the SpinCo Group. At the Effective Time, RemainCo shall, unless it has obtained the prior written consent of SpinCo, have in effect all insurance programs obligations required to comply with RemainCo’s contractual obligations and such other insurance policies required by Law or as reasonably necessary or appropriate for companies operating a business similar to RemainCo’s. Such insurance programs may include but are not limited to general liability, commercial auto liability, worker’s compensation, employer’s liability, product/completed operations liability, pollution legal liability, surety bonds, professional services liability, property, cargo, employment practices liability, employee dishonesty/crime, directors’ and officers’ liability, fiduciary liability and cyber liability.
(c)   Neither RemainCo nor any member of the RemainCo Group, in connection with making a claim under any insurance policy of SpinCo or any member of the SpinCo Group pursuant to this Section 4.8, shall take any action that would be reasonably likely to: (i) have an adverse impact on the then-current relationship between SpinCo or any member of the SpinCo Group, on the one hand, and the applicable insurance company, on the other hand; (ii) result in the applicable insurance company terminating or reducing coverage, or increasing the amount of any premium owed by SpinCo or any member of the SpinCo Group under the applicable insurance policy; or (iii) otherwise compromise, jeopardize or interfere with the rights of SpinCo or any member of the SpinCo Group under the applicable insurance policy.
(d)   All payments and reimbursements by RemainCo pursuant to this Section 4.8 will be made within thirty (30) days after RemainCo’s receipt of an invoice therefor from SpinCo. If SpinCo incurs costs to enforce RemainCo’s obligations herein, RemainCo agrees to indemnify and hold harmless SpinCo for such enforcement costs, including reasonable, documented attorneys’ fees. SpinCo shall retain the exclusive right to control its insurance policies and programs, including the right to exhaust, settle, release, commute, buy back or otherwise resolve disputes with respect to any of its insurance policies and programs and to amend, modify or waive any rights under any such insurance policies and programs, notwithstanding whether any such policies or programs apply to any RemainCo Liabilities and/or claims RemainCo has made or could make in the future, and no member of the RemainCo Group shall erode, exhaust, settle, release, commute, buyback or otherwise resolve disputes with SpinCo’s insurers with respect to any of SpinCo’s insurance policies and programs, or amend, modify or waive any rights under any such insurance policies and programs. RemainCo shall cooperate with SpinCo and share such information as is reasonably necessary in order to permit SpinCo to manage and conduct its insurance matters as it deems appropriate, including with respect to (i) any claims made pursuant to Section 4.8(a) and the management thereof, (ii) any policy premium adjustments with respect to the Company’s historical policies of insurance, in each case to the extent that such policies provided coverage for members of the RemainCo Group prior to the Effective Time, and (iii) the release of any and all Company surety bonding obligations to the extent related to any such insurance policies described in clause (ii). Neither SpinCo nor any of the members of the SpinCo Group shall have any obligation to secure extended reporting for any claims under any Liability policies of SpinCo or any member of the SpinCo Group for any acts or omissions by any member of the RemainCo Group incurred prior to Effective Time.
(e)   This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a Contract of insurance and shall not be construed to waive any right or remedy of any member of the SpinCo Group in respect of any insurance policy or any other Contract or policy of insurance.
(f)   RemainCo does hereby, for itself and each other member of the RemainCo Group, agree that no member of the SpinCo Group shall have any Liability whatsoever as a result of the insurance policies and practices of SpinCo and the members of the SpinCo Group as in effect at any time, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise.
Section 4.9   Shared IP.
(a)   Effective as of the Distribution Date, the Company, on behalf of itself and the RemainCo Group, hereby grants to SpinCo and each member of the SpinCo Group, a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as set forth in Section 4.2(f)), non-sublicensable (except as set forth in Section 4.2(g)): (i) non-exclusive license under the RemainCo Shared IP to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit in the SpinCo Business as conducted as of the Closing and any natural evolutions or extensions thereof; and (ii) exclusive (even as to the RemainCo Group) license under all RemainCo Shared IP, solely in the field of exploiting INBRX-105, INBRX-106 or INBRX-109, in each case as constituted at the Effective Time; provided, however, nothing in this license grant is intended to limit the RemainCo Group’s right to use the RemainCo Shared IP for the exploitation of INBRX-101, and the foregoing grant specifically excludes any rights necessary for the exploitation of INBRX-101.
(b)   Effective as of the Distribution Date, SpinCo, on behalf of itself and the SpinCo Group, hereby grants to the Company and each member of the RemainCo Group a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as set forth in Section 4.9(c)), non-sublicensable (except as set forth in Section 4.9(d)): (i) non-exclusive license under the SpinCo Shared IP to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit the 101 Business as conducted as of the Closing and any natural evolutions or extensions thereof; and (ii) exclusive (even as to the SpinCo Group) license under all SpinCo Shared IP, solely in the field of (A) exploiting INBRX-101 and (B) the exploitation of any compounds, products or services indicated for use in the treatment, prophylaxis or amelioration of AATD provided, however, nothing in this license grant is intended to limit the SpinCo Group’s right to use the SpinCo Shared IP for the exploitation of INBRX-105, INBRX-106 and INBRX-109, and the foregoing grant specifically excludes any rights necessary for the exploitation of INBRX-105, INBRX-106 or INBRX-109.

(c)   The Company and SpinCo, as applicable, may assign the license granted in Section 4.9(a) and Section 4.9(b), in whole or in part, in connection with a merger, consolidation or sale of all or substantially all of, or any portion of the assets of the Business of the Company or SpinCo, as applicable, and its Affiliates to which the license relates.
(d)   The Company and SpinCo, as applicable, may sublicense the license granted in Section 4.9(a) and Section 4.9(b), as applicable, solely within the scope of the license granted to the Company and SpinCo, as applicable, to (i) its current and future Affiliates, (ii) its vendors, consultants, contractors, suppliers, and other third-party service providers in connection with the Business of SpinCo or the Company, as applicable, and its Affiliates and (iii) its distributors, customers, and collaboration partners in connection with the distribution, licensing, offering and sale of the current and future products and services of the Business of SpinCo or the Company, as applicable, and its Affiliates.
(e)   Each Party will ensure, and will cause each member of its Group to ensure (i) that the Shared IP to which it is granted a license under this Agreement is maintained as the licensor Party’s Confidential Information under this Agreement (subject to any applicable exceptions in the definition of “Confidential Information”) and (ii) that any Shared IP that is a Trade Secret or Know-How is not disclosed by such Party, any member of its Group or their employees to any Person other than a permitted sublicensee of such Shared IP under this Agreement or as required under applicable Law. In addition, and without limiting anything in Section 6.5, each Party will ensure, and will cause each member of its Group to ensure, that any Person who receives disclosure of a Trade Secret or Know-How is contractually obligated to continue to maintain the status of such Trade Secret or Know-How under applicable Law.
(f)   The license granted in Section 4.9(a) and Section 4.9(b) is, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” (as defined under Section 101 of the United States Bankruptcy Code), and each of the Company and SpinCo may fully exercise all of its rights and elections under the United States Bankruptcy Code (or any similar foreign applicable Law) with respect thereto. For the avoidance of doubt, this Section 4.9 shall survive in perpetuity.
(g)   SpinCo, on behalf of itself and the SpinCo Group, shall only be permitted to sell, transfer, assign, exclusively license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person, any SpinCo Shared IP or any Intellectual Property licensed to the Company and each other member of the RemainCo Group pursuant to Section 4.9(b) if the applicable acquirer, transferee, assignee or licensee expressly assumes in writing, the obligations of such license, a copy of which shall be promptly provided to RemainCo.
Section 4.10   Further Assurances.
(a)   In addition to and without limiting the actions specifically provided for elsewhere in this Agreement, including Section 2.6, each of the Parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) reasonable best efforts, at and after the Distribution Effective Time, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable Law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement and the Transition Services Agreement.
(b)   Without limiting the foregoing, from and after the Distribution Effective Time, each Party shall cooperate with the other Party, subject to Section 2.6, to execute and deliver, or use reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment, Transfer or title, and to make all filings with, and to obtain all Consents and/or approvals of, and provide any notices to, any Governmental Authority or other Person under any permit, license, Contract, agreement, indenture or other instrument, and to take all such other actions as such Party may reasonably be requested to be taken by the other Party from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the Transfers of the applicable Assets and the assignment and assumption of the applicable Liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each Party shall, subject to Section 2.6, take such other actions as may be reasonably necessary to vest in such other Party such title and such rights as possessed by the transferring Party to the Assets allocated to such other Party, free and clear of any Liens, other than any Permitted Liens.
(c)   On or prior to the Effective Time, the Company and SpinCo in their respective capacities as direct and indirect stockholders of the members of their Groups, shall each ratify any actions which are reasonably necessary or desirable to be taken by the Company, SpinCo or any of the members of their respective Groups, as the case may be, to effectuate the transactions contemplated by this Agreement and the Transition Services Agreement.
(d)   At or prior to the Distribution Effective Time, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause a member or members of their respective Group (as applicable) to enter into any Contracts in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated by this Agreement or the Transition Services Agreements.
Section 4.11   Technology Transfer.   As soon as reasonably practicable, but in no event later than six (6) months following the Distribution Effective Time, SpinCo, together with the SpinCo Group, shall complete, or cause to be completed, the transfer to Company and its Affiliates of any all tangible embodiments of the RemainCo Assets, including any all Trade Secrets, Know-How and any other confidential or proprietary information that constitutes, embodies or is otherwise included in the RemainCo Intellectual Property, in accordance with the provisions hereof.
Section 4.12   Pharmacovigilance Agreement.   On or prior to the Distribution Date, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause members of their respective Groups to enter into, a pharmacovigilance agreement to be mutually agreed between the Parties. Each of the Company and SpinCo shall use its respective reasonable best efforts to finalize such pharmacovigilance agreement as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date.
Section 4.13   Transition Services Agreement.   To the Knowledge of the Company (as defined in the Merger Agreement), upon consummation of the transactions contemplated by this Agreement, the SpinCo Group represents and warrants that RemainCo will have all Assets and rights necessary for the conduct of the 101 Business (other than the Licensed Names and Marks), after taking into account the services set forth on the Schedule to the Transition Services Agreement at the time of signing. RemainCo’s sole remedy for breach of the foregoing representation shall be transfer of any such Assets or rights necessary for the conduct of the 101 Business to RemainCo pursuant to the terms of Section 2.3 and Section 2.7, without regard to any temporal limitations set forth in those sections.

ARTICLE V
INDEMNIFICATION; RELEASE
Section 5.1   Release of Pre-Distribution Claims.
(a)   Except (i) as provided in Section 5.1(b), (ii) as may be otherwise expressly provided in this Agreement, the Merger Agreement or in the Transition Services Agreement, and (iii) for any matter for which any Indemnified Party is entitled to indemnification pursuant to this ARTICLE V, each Party (A) on behalf of itself and each member of its Group, and to the extent permitted by Law, all Persons who at any time prior to the Distribution were stockholders, directors, officers, agents or employees of any member of its respective Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns, (x) does hereby, irrevocably but effective at the time of and conditioned upon the occurrence of the Distribution, and (y) at the time of the Distribution shall remise, release and forever discharge the other Party and the other members of such other Party’s Group and their respective successors and all Persons who at any time prior to the Distribution were stockholders, directors, officers, agents or employees of any member of such other Party’s Group (in their capacity as such), in each case, together with their respective heirs, executors, administrators, successors and assigns from any and all Liabilities whatsoever, whether at Law or in equity, whether arising under any Contract, by operation of Law or otherwise, in each case, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Distribution, including in connection with the Pre-Closing Reorganization, Distribution or any of the other transactions contemplated hereunder and under the Transition Services Agreement and (B) in any event will not, and will cause its respective Subsidiaries not to, bring any Proceeding or claim against any member of the other Group in respect of such Liabilities. Each Party hereby acknowledges that it is aware that factual matters now unknown to it may have given or may hereafter give rise to Liabilities that are presently unknown, unanticipated and unsuspected, and further agrees that this release has been negotiated and agreed upon in light of that awareness.
(b)   Nothing contained in Section 5.1(a) shall impair or otherwise affect any right of either Party and, as applicable, a member of such Party’s Group, or Parent or its Affiliates, to enforce this Agreement, the Merger Agreement, the Transition Services Agreement or any agreements, arrangements, commitments or understandings contemplated in this Agreement, the Merger Agreement or the Transition Services Agreement to continue in effect after the Effective Time. In addition, nothing contained in Section 5.1(a) shall release any Person from:
(i)   any Liability assumed, Transferred or allocated to a Party or a member of such Party’s Group pursuant to or contemplated by, or any other Liability of any member of such Group under, this Agreement, the Merger Agreement or the Transition Services Agreement including (A) with respect to the Company, any RemainCo Liability and (B) with respect to SpinCo, any SpinCo Liability;
(ii)   any Liability for unpaid amounts for products or services or refunds owing on products or services due on a value-received basis for work done by a member of one Group or its Affiliates at the request or on behalf of a member of the other Group;
(iii)   any Liability provided in or resulting from any other Contract or understanding that is entered into after the Distribution Effective Time between any Party (and/or a member of such Party’s or Parties’ Group), on the one hand, and the other Party (and/or a member of such other Party’s Group), on the other hand;
(iv)   any Liability that the Parties may have with respect to indemnification pursuant to this Agreement, the Merger Agreement, the Transition Services Agreement or otherwise for claims brought against the Parties by other Persons, which Liability shall be governed by the provisions of this ARTICLE V and, if applicable, the appropriate provisions of the Merger Agreement or the Transition Services Agreement; and

(v)   any Liability the release of which would result in a release of any Person other than the Persons released in Section 5.1(a); provided that the Parties agree not to bring any Proceeding or permit any other member of their respective Group to bring any Proceeding against a Person released in Section 5.1(a) with respect to such Liability.
(c)   Nothing contained in Section 5.1(a) shall release the Company from indemnifying any director, officer or employee of SpinCo who was a director, officer or employee of the Company or any of its Affiliates prior to the Distribution Effective Time or the Effective Time, as the case may be, to the extent such director, officer or employee is or becomes a named defendant in any Proceeding with respect to which he or she was entitled to such indemnification pursuant to then-existing obligations; it being understood that if the underlying obligation giving rise to such Proceeding is a SpinCo Liability (other than any Proceeding arising out of the Merger), SpinCo shall indemnify the Company for such Liability (including the Company’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this ARTICLE V.
(d)   Each Party shall not, and shall not permit any member of its Group to, make any claim, demand or offset, or commence any Proceeding asserting any claim or demand, including any claim of contribution or any indemnification, against the other Party or any member of the other Party’s Group, or any other Person released pursuant to Section 5.1(a), with respect to any Liabilities released pursuant to Section 5.1(a).
(e)   It is the intent of each Party, by virtue of, and in accordance with, the provisions of this Section 5.1, to provide, to the fullest extent permitted by applicable Law, for a full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed at or before the Effective Time, whether known or unknown, between or among either Party (and/or a member of such Party’s Group), on the one hand, and the other Party (and/or a member of such other Party’s Group), on the other hand (including any contractual agreements or arrangements existing or alleged to exist between or among any such members at or before the Effective Time), except as specifically set forth in this Section 5.1. At any time, at the reasonable request of the other Party, each Party shall cause each member of its respective Group and, to the extent practicable, each other Person on whose behalf it released Liabilities pursuant to this Section 5.1 to execute and deliver releases, to the fullest extent permitted by applicable Law, reflecting the provisions hereof.
(f)   Each of RemainCo and SpinCo, on behalf of itself and its Subsidiaries, hereby waives any claims, rights of termination and any other rights under any Contract by and between or among any member of the RemainCo Group or the SpinCo Group, related to or arising out of the Distribution (including with respect to any “change of control” or similar provision or from any Party no longer being an Affiliate of the other Party, and agrees that any change in rights or obligations that would automatically be effective as a result thereof be deemed amended to no longer apply).
Section 5.2   Indemnification by the Company.   Except as otherwise specifically set forth in any provision of this Agreement, from and after the Distribution Date, the Company agrees to indemnify, defend and hold harmless the SpinCo Indemnitees from and against any and all Losses of the SpinCo Indemnitees to the extent arising out of, by reason of or otherwise in connection with (i) the RemainCo Liabilities, (ii) the failure of the Company or any other member of the RemainCo Group or any other Person to pay, perform or otherwise promptly discharge any RemainCo Liabilities, whether prior to, at or after the Distribution Effective Time, (iii) any breach by any member of the RemainCo Group of this Agreement or the Transition Services Agreement, (iv) except to the extent it relates to SpinCo Liabilities, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by any member of the RemainCo Group for the benefit of any member of the SpinCo Group that survives the Distribution Effective Time, (v) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information supplied by the Company in writing expressly for inclusion in the Spin-Off Registration Statement or the related Information Statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by this Agreement, (vi) any Liabilities of the SpinCo Indemnitees relating to, arising out of or resulting from claims by any holders of common stock of the Company, in their capacity as such, in connection with the Distribution and (vii) any Company Indemnified Taxes. This Section 5.2 shall apply with respect to any Taxes solely to the extent such Taxes constitute Company Indemnified Taxes and in no event shall the Company be required to indemnify, defend and hold the SpinCo Indemnitees harmless from and against any and all Losses to the extent such Losses relate to Taxes that are not Company Indemnified Taxes.
Section 5.3   Indemnification by SpinCo.   Except as otherwise specifically set forth in any provision of this Agreement, from and after the Distribution Date, SpinCo agrees to indemnify, defend and hold harmless the RemainCo Indemnitees from and against any and all Losses of the RemainCo Indemnitees to the extent arising out of, by reason of or otherwise in connection with (i) the SpinCo Liabilities, (ii) the failure of SpinCo or any other member of the SpinCo Group or any other Person to pay, perform or otherwise promptly discharge any SpinCo Liabilities, whether prior to, at or after the Distribution Effective Time, (iii) any breach by any member of the SpinCo Group of this Agreement or the Transition Services Agreement, (iv) except to the extent it relates to RemainCo Liabilities, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by any member of the SpinCo Group for the benefit of any member of the RemainCo Group that survives the Distribution Effective Time, (v) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the Spin-Off Registration Statement or the related Information Statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by this Agreement (but excluding any such Liabilities to the extent relating to information supplied by the Company in writing expressly for inclusion in the Spin-Off Registration Statement, the related Information Statement or such other filings), (vi) any Liabilities of the RemainCo Indemnitees relating to, arising out of or resulting from claims by any holders of common stock of SpinCo, in their capacity as such, in connection with the Distribution and (vii) any SpinCo Indemnified Taxes. This Section 5.3 shall apply with respect to any Taxes solely to the extent such Taxes constitute SpinCo Indemnified Taxes and in no event shall SpinCo be required to indemnify, defend and hold the RemainCo Indemnitees harmless from and against any and all Losses to the extent such Losses relate to Taxes that are not SpinCo Indemnified Taxes.
Section 5.4   Claims.
(a)   If a claim or demand is made by a Third Party (a “Third Party Claim”) against a SpinCo Indemnitee or a RemainCo Indemnitee (each, an “Indemnified Party”) as to which such Indemnified Party is entitled to indemnification pursuant to this Agreement, such Indemnified Party shall notify the Party which is or may be required pursuant to Section 5.2 or Section 5.3 to make such indemnification (the “Indemnifying Party”) in writing, and in reasonable detail (a “Claim Notice”). The Claim Notice shall be given promptly after the Indemnified Party becomes aware of the facts indicating that a claim for indemnification may be warranted and shall state in reasonable detail (to the extent known) the nature and amount of the claim. The failure of the Indemnified Party to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations under this ARTICLE V, except to the extent that the Indemnifying Party is actually and materially prejudiced by the failure to give such Claim Notice.
(b)   If a Claim Notice relates to a Third Party Claim, the Indemnifying Party may, through counsel of its own choosing and reasonably satisfactory to the Indemnified Party, assume the defense and investigation of such Third Party Claim; provided that the Indemnified Party shall be (i) entitled to participate in any such defense with counsel of its own choice at its own expense and (ii) entitled to participate in any such defense with counsel of its own choice at the expense of the Indemnifying Party if representation of both Parties by the same counsel creates a conflict of interest under applicable standards of professional conduct; provided, however, that the Indemnifying Party may not assume the defense and investigation of a Third Party Claim if (x) the Indemnified Party reasonably determines that such assumption and investigation would have an adverse effect on Indemnified Party’s relationship with a Governmental Authority or a material supplier, customer or subcontractor and (y) such assumption and investigation would not, in the Indemnifying Party’s reasonable determination, have an adverse effect on the Indemnifying Party’s relationship with a Governmental Authority or a material supplier, customer or subcontractor. In any event, if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the Proceeding within thirty (30) days after receiving a Claim Notice with respect to the Third Party Claim, the Indemnified Party may assume such defense, and the fees and expenses of its attorneys will be covered by the indemnity provided for in this ARTICLE V. The Indemnifying Party shall not, without the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise any pending or threatened Third Party Claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such Proceeding) or consent to the entry of any judgment (i) which does not, to the extent that an Indemnified Party may have any Liability with respect to such Proceeding, include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all Liability in respect of such Third Party Claim, (ii) which includes any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party or (iii) in any manner that involves any injunctive relief against the Indemnified Party or that may materially and adversely affect the Indemnified Party. The Indemnified Party may not compromise or settle any pending or threatened Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless the sole relief granted is equitable relief for which the Indemnifying Party would have no Liability or to which the Indemnifying Party would not be subject.
(c)   The Parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. In connection with any fact, matter, event or circumstance that may give rise to a claim against an Indemnifying Party under this Agreement, the Indemnified Party shall: (i) preserve all material evidence relevant to the claim; (ii) allow the Indemnifying Party’s Representatives to investigate the fact, matter, event or circumstance alleged to give rise to such claim and whether and to what extent any amount is payable in respect of such claim; and (iii) disclose (at its own expense) to the Indemnifying Party and its Representatives all material of which it is aware which relates to the claim and provide all such information and assistance, including access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Indemnifying Party or its Representatives may reasonably request, subject to the Indemnifying Party or its Representatives agreeing in such form as the Indemnified Party may reasonably require to keep all such information confidential and to use it only for the purpose of investigating and defending the claim in question.
(d)   Except in the case of intentional fraud and as otherwise provided in this Agreement, the rights and remedies under this ARTICLE V are exclusive and in lieu of any and all other rights and remedies that any Party may have against any other Party or any failure to perform any covenant or agreement set forth in this Agreement. Each Party expressly waives any and all other rights, remedies and causes of action it or its Affiliates may have against the other Party, or their respective Affiliates, respectively, now or in the future under any Law with respect to the transactions contemplated by this Agreement. The remedies expressly provided in this Agreement shall constitute the sole and exclusive basis for and means of recourse between the Parties with respect to transactions contemplated by this Agreement.
Section 5.5   Limitation of Liability; Mitigation.
(a)   No Party may obtain duplicative indemnification or other recovery for Losses and recoveries under one or more provisions of this Agreement or the Transition Services Agreement or under any other Contract, agreement, arrangement or understanding.
(b)   Each Indemnified Party shall use its respective commercially reasonable efforts to pursue all legal rights and remedies available to mitigate and minimize any Losses in respect of which such Indemnified Party is entitled to recover from an Indemnifying Party pursuant to this ARTICLE V promptly upon becoming aware of any event or circumstance that could reasonably be expected to constitute or give rise to such Losses; provided that such efforts in respect of Taxes shall not be required to the extent such efforts give rise to a greater than de minimis cost to the Indemnified Party.
(c)   Any indemnity payment made by a Party to the other Party pursuant to this ARTICLE V in respect of a Loss shall be net of an amount equal to (i) any insurance proceeds actually received and any other amounts actually recovered from Third Parties (whether by payment, discount, credit, relief, insurance, reductions in Tax or otherwise) by the Indemnified Party or an Affiliate in respect of such claim, less (ii) any related costs and expenses of such receipt or recovery, including the aggregate cost of pursuing any related insurance claims and any Taxes. If the Indemnified Party or an Affiliate receives any amounts under applicable insurance policies, or from any other Person alleged to be responsible for any Losses, subsequent to an indemnification payment by the Indemnifying Party, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount received by the Indemnified Party or its Affiliate, net of expenses incurred by such Indemnified Party in collecting such amount.
(d)   An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or have any subrogation rights with respect thereto solely by virtue of the indemnification provisions of this Agreement. The Indemnified Party shall use its commercially reasonable efforts to seek to collect or recover any Third Party insurance proceeds or other indemnification, contribution or similar payments to which the Indemnified Party is entitled in connection with any Liability for which the Indemnified Party seeks indemnification pursuant to this ARTICLE V; provided that the Indemnified Party’s ability or inability to collect or recover any such insurance proceeds shall not limit the Indemnifying Party’s obligations under this Agreement.
(e)   The amount of any claim by an Indemnified Party under this Agreement (i) shall be reduced to reflect any actual Tax savings or insurance proceeds received by any Indemnified Party that result from the Losses that gave rise to such indemnity and (ii) shall be increased by an amount equal to any Tax cost incurred by any Indemnified Party that results from receipt of payments under this ARTICLE V.
Section 5.6   Tax Matters.
(a)   Other than as provided under Section 5.2, Section 5.3, Section 5.6(b), and Section 5.6(c), each Party is responsible for its own Taxes as imposed under applicable Law, and no indemnification shall be provided under this Agreement by either Party with respect to Taxes.
(b)   The Company shall be liable for any Company Indemnified Taxes and SpinCo shall be liable for any SpinCo Indemnified Taxes.
(c)   The Company and SpinCo each hereby agree, any transfer, excise, sales, use, value added, stamp, documentary, filing, recordation taxes and other similar Taxes, fees and charges (including real property transfer taxes) incurred in connection with this Agreement and the transaction contemplated hereby, together with any interest, penalties or additions with respect thereto (“Transfer Taxes”) shall be split equally between the Company and SpinCo. The Parties agree to cooperate to minimize or eliminate any Transfer Taxes. The Party legally required to do so shall file all necessary Tax Returns and other documentation with respect to any Transfer Taxes and pay any such Transfer Taxes to the applicable Governmental Authority, and the other Parties shall cooperate in connection with the filing of such Tax Returns.
(d)
(i)   The Company shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns for the Pre-Distribution Tax Period except for SpinCo Prepared Returns (such Tax Returns, “Company Prepared Returns”). Unless otherwise required by Law, such Company Prepared Returns shall be prepared in a manner consistent with prior Tax Returns and the Intended Tax Treatment. To the extent any Company Prepared Return is reasonably expected to result in SpinCo becoming responsible for a payment of Taxes pursuant to Section 5.6(b), the Company shall submit each such Company Prepared Return to SpinCo at least thirty (30) days (or, in the case of any such Tax Return due within thirty (30) days of the Distribution Date, as soon as reasonably practicable) prior to the due date (taking into account any extensions of the time to file) for SpinCo’s review, and the Company shall consider in good faith any comments proposed by SpinCo. The Parties shall file all their Tax Returns consistent with the Intended Tax Treatment and shall not take any position to the contrary unless required by the applicable Governmental Authority.

(ii)   SpinCo shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns for the Pre-Distribution Tax Period that relate solely to SpinCo Indemnified Taxes (such Tax Returns, “SpinCo Prepared Returns”). Unless otherwise required by Law, such SpinCo Prepared Returns shall be prepared in a manner consistent with prior Tax Returns and the Intended Tax Treatment. To the extent any SpinCo Prepared Return is reasonably expected to result in the Company becoming responsible for a payment of Taxes pursuant to Section 5.6(b), SpinCo shall submit each such SpinCo Prepared Return to the Company at least thirty (30) days (or, in the case of any such Tax Return due within thirty (30) days of the Distribution Date, as soon as reasonably practicable) prior to the due date (taking into account any extensions of the time to file) for the Company’s review, and SpinCo shall consider in good faith any comments proposed by the Company. The Parties shall file all their Tax Returns consistent with the Intended Tax Treatment and shall not take any position to the contrary unless required by the applicable Governmental Authority.
(iii)   The Parties (together with such Parties’ respective Affiliates) shall not take any position on any Tax Return or in connection with any Tax Contest with respect to any Tax Return that is inconsistent with the Intended Tax Treatment of the Distribution unless and until there has been a final determination within the meaning of Section 1313 of the Code (or any similar state, local or non-U.S. law) (“Final Determination”) or otherwise required by applicable Law.
(e)   A Party or its Subsidiary that is entitled to file an amended Tax Return for a Pre-Distribution Tax Period shall be permitted to prepare and file an amended Tax Return at its own cost and expense; provided, however, that (i) such amended Tax Return shall be prepared in a manner consistent with the past practice of the Parties and their Affiliates unless otherwise modified by a Final Determination or otherwise required by applicable Law; and (ii) if such amended Tax Return is reasonably expected to result in the other Party becoming responsible for a payment of Taxes shown thereon or pursuant to this Section 5.6, such amended Tax Return shall be permitted only if the prior written consent of such other Party is obtained, such consent not to be unreasonably withheld, conditioned or delayed.
(f)   Each Party shall be entitled to refunds (including any similar credit or offset of Taxes) that relate to Taxes for which it is liable hereunder in accordance with this Section 5.6 or for which the Party is otherwise responsible, net of any reduction for reasonable costs and additional Taxes in connection thereto.
(g)   The Company will file a U.S. federal income Tax return, including any similar state or local income Tax returns (“Consolidated Return”) as may be filed under applicable state or local Law, for the taxable period ending on the date of consummation of the Merger. SpinCo and each of its Subsidiaries, as applicable, will consent to join in the filing of any Consolidated Return filed by the Company and shall designate the Company as its agent for the purpose of taking any and all action necessary or incidental to such filing, including providing the Company with any and all reasonable information and consents as may be required and taking any and all other action as the Company may reasonably request that is necessary for the filing of such Consolidated Return. The Parties shall not take any action or position on any Tax Return or in connection with any Tax Contest that is inconsistent with this position unless and until there has been a Final Determination or otherwise required by applicable Law to the contrary.
Section 5.7   Tax Contests.
(a)   The Parties shall notify each other within twenty (20) business days after receipt by it or any of its Affiliates of written notice of any pending U.S. federal, state, local or foreign Tax audit or examination or notice of deficiency or other adjustment, assessment or redetermination relating to any Company Indemnified Taxes or SpinCo Indemnified Taxes for which the other Party could be responsible hereunder (a “Tax Claim”); provided, however, that the failure to give such notice shall not relieve the Parties of any of its obligations under this Section 5.7, except to the extent that the other Party is actually and materially prejudiced by such failure. Such notice shall specify in reasonable detail the basis for such Tax Claim and shall include a copy of the relevant portion of any correspondence received from any Governmental Authority.
(b)   The Company will have the right to control, at its own expense, any Tax Claim that relates to a Company Prepared Return (a “Company Controlled Claim”); provided, however, that to the extent such Company Controlled Claim that could reasonably be expected to result in SpinCo becoming responsible for a payment pursuant to Section 5.6(b), the Company shall (i) keep SpinCo reasonably informed of material developments with respect to such Company Controlled Claim, (ii) consult with SpinCo before taking any significant or material action in connection with such Company Controlled Claim and (iii) to the extent such Company Controlled Claim is reasonably expected to give rise to Taxes of SpinCo, its Subsidiaries, or their Affiliates that are not Company Indemnified Taxes, not settle, compromise or abandon any such Company Controlled Claim without obtaining the prior written consent of SpinCo (such consent not to be unreasonably withheld, conditioned or delayed).
(c)   SpinCo will have the right to control, at its own expense, any Tax Claim that relates to a SpinCo Prepared Return (a “SpinCo Controlled Claim”); provided, however, that to the extent such Company Controlled Claim that could reasonably be expected to result in the Company becoming responsible for a payment pursuant to Section 5.6(b), SpinCo shall (i) keep the Company reasonably informed of material developments with respect to such SpinCo Controlled Claim, (ii) consult with the Company before taking any significant or material action in connection with such SpinCo Controlled Claim and (iii) to the extent such SpinCo Controlled Claim is reasonably expected to give rise to Taxes of the Company, Subsidiaries, or their Affiliates that are not SpinCo Indemnified Taxes, not settle, compromise or abandon any such SpinCo Controlled Claim without obtaining the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).
(d)   Notwithstanding the provisions of Section 5.4(a) and Section 5.4(b) (Claims), the provisions of this Section 5.7 shall exclusively control with respect to any Tax Claim.
(e)   Except for the provisions of Section 5.6 and foregoing provisions of this Section 5.7, any and all Tax sharing, Tax allocation, Tax indemnity or similar agreements, arrangements, or practices (including any advance pricing agreement, closing agreement or other similar written agreement relating to Taxes with any Governmental Authority, but excluding (i) customary commercial Contracts the primary purpose of which is unrelated to Taxes and (ii) any agreements or arrangements solely between SpinCo and SpinCo Subsidiaries) to which SpinCo or any of its Subsidiaries is a party or otherwise subject shall be terminated as of the Distribution Date and after the Distribution Date neither of SpinCo nor any of its Affiliates shall be bound thereby, have any Liability thereunder, or be obligated to make any payment thereunder.
Section 5.8   Section 336(e) Election.
(a)   The Company shall make (or cause any of its Affiliates to make) a timely and irrevocable election under Section 336(e) of the Code (and any similar provision of applicable state or local income Tax Law) pursuant to Treasury Regulations Section 1.336-2(h) with respect to the Distribution pursuant hereto in accordance with Section 336(e) of the Code and the applicable Treasury Regulations thereunder (the “Section 336(e) Election”), including, for the avoidance of doubt, by duly executing and filing (i) a properly completed “Section 336(e) election statement” as described in Treasury Regulations Section 1.336-2(h)(5), which election statement shall contain the contents provided in Treasury Regulations Section 1.336-2(h)(6) (the “Section 336(e) Election Statement”) and (ii) a written, binding agreement, in accordance with Treasury Regulations Section 1.336-2(h), by and among the Company and SpinCo (as applicable) reflecting a binding obligation to make the Section 336(e) Election (such agreement, a “Section 336(e) Written Binding Agreement”). The Company and SpinCo hereby agree to be bound by the Section 336(e) Election and shall (and shall cause their respective Affiliates to): (a) take all necessary actions to effectuate the Section 336(e) Election, (b) act in accordance with the Section 336(e) Election for all applicable Tax purposes (including in the preparation and filing of any Tax Returns), (c) not take, or cause to be taken, any action or position inconsistent with the Section 336(e) Election unless required to do so pursuant to a Final Determination, and (d) duly and timely file all income Tax Returns and any other forms, attachments and schedules necessary to effectuate the Section 336(e) Election (including IRS Form 8883 and any similar forms under applicable state and local income Tax laws).
(b)   Within thirty (30) days after the Distribution Date, SpinCo shall provide to the Company a schedule which will provide for the determination of the “aggregate deemed asset disposition price” and the “adjusted grossed-up basis” (each as defined under applicable Treasury Regulations) and the allocation of such “aggregate deemed asset disposition price” and “adjusted grossed-up basis” among the Distribution Date assets of the applicable member or members of the applicable Group, each in accordance with Section 336 of the Code and applicable Treasury Regulations thereunder or any comparable provisions of state or local law (the “Section 336(e) Allocation Statement”). If within thirty (30) days after the Company’s receipt of the Section 336(e) Allocation Statement, the Company agrees in writing to such Section 336(e) Allocation Statement, then the Section 336(e) Allocation Statement shall be final and binding on the parties hereto, and the Company, SpinCo and their respective Affiliates shall file all Tax Returns in a manner consistent with such agreed Section 336(e) Allocation Statement. In the event the Company objects in writing to the Section 336(e) Allocation Statement within such thirty (30) day period (“Objection Notice”), SpinCo and the Company shall negotiate in good faith to resolve the dispute. If, after a period of thirty (30) days following the Company’s submission of an Objection Notice to SpinCo, any proposed changes set forth in the Objection Notice remain disputed, all such disputes shall be submitted as promptly as practical to an internationally recognized independent accounting firm reasonably acceptable to SpinCo and the Company (the “Accounting Expert”) for resolution, together with such supporting documentation and information as the Parties deem appropriate (it being agreed that the Parties will make their respective submissions contemporaneously on a date and in a manner directed by the Accounting Expert, and with a copy sent simultaneously and in the same manner to the other Party). The Accounting Expert shall act solely as an accounting expert and not as an arbitrator. The Accounting Expert (i) shall be bound by the provisions set forth in this Agreement, including the allocation principles set forth in this Section 5.8, (ii) may not assign a value to any item greater than the greatest value claimed for such item or less than the smallest value for such item claimed by either SpinCo or the Company, and (iii) shall consider only those items and amounts set forth in the Objection Notice and the Section 336(e) Allocation Statement, including each of the components thereof, that are identified as being items and amounts to which SpinCo and the Company have been unable to agree. The fees, costs and expenses of the Accounting Expert will be allocated to and borne in inverse proportion to the relative extent to which SpinCo, on the one hand, and the Company, on the other hand, prevail on the disagreements resolved by the Accounting Expert. The Accounting Expert shall finally and conclusively resolve any dispute relating to matters set forth in this Section 5.8(b) within thirty (30) days following receipt of the submission. Such determination of the Accounting Expert shall, absent fraud or manifest error, be final, conclusive and binding upon, and non-appealable by, the parties hereto. Notwithstanding anything herein to the contrary, the failure of the Accounting Expert to strictly conform to any deadline or time period contained herein shall not render the determination of the Accounting Expert invalid and shall not be a basis for seeking to overturn any determination rendered by the Accounting Expert. Promptly upon receiving the final and binding Section 336(e) Allocation Statement, SpinCo and the Company shall return an executed copy thereof to the other Party. SpinCo, the Company and their respective Affiliates will not take any position, whether in audits, Tax Returns, or otherwise, that is inconsistent with any such final and binding Section 336(e) Allocation Statement unless required to by a Final Determination or otherwise required by applicable Law.
(c)   The Company will be entitled to annual payments from SpinCo equal to 85 percent of the actual cash Tax savings, as and when realized, arising from the step-up in Tax basis of the SpinCo Assets (other than cash and cash equivalents) attributable to the Section 336(e) Election (the “Realized Tax Benefit”), determined using a “with and without” methodology by comparing (i) the actual liability for Taxes of the SpinCo Group for such taxable year (treating any deductions or amortization, including for the avoidance of doubt, any net operating loss carryforward or other Tax Assets, attributable to the applicable step-up in Tax basis as the last items claimed for such taxable year including after the utilization of any available Tax Assets unrelated to the applicable step-up in Tax basis) and (ii) the hypothetical liability for Taxes of the SpinCo Group for such taxable year using the same methods, elections, conventions and similar practices used on the relevant Tax Return, but calculated as if no Section 336(e) Election had been made. In the event a payment made by SpinCo to the Company pursuant to this Section 5.8(c) results in a further step-up in the Tax basis of the SpinCo Assets, such additional step-up shall not be taken into account for purposes of computing future payments to be made by SpinCo pursuant to this Section 5.8(c). SpinCo shall provide a reasonably detailed statement setting forth the amount of any Realized Tax Benefit received in each such taxable year and the calculation of any Tax Benefit realized by the SpinCo Group for such taxable year within sixty (60) days after filing the applicable Tax Return for such taxable year (taking into account extensions) (the “SpinCo Certification”), which shall become final and binding on all parties if the Company does not object in writing within sixty (60) days after receiving such SpinCo Certification. SpinCo and the Company shall negotiate in good faith to resolve any such objection, and to the extent the parties are unable to resolve the objection, the procedures of Section 5.8(b) shall apply. SpinCo shall pay any such Realized Tax Benefit to the Company within ten (10) business days of the final determination thereof. To the extent that the amount of any Realized Tax Benefit under this Section 5.8(c) is later reduced by a Governmental Authority or in a Tax Contest, The Company shall promptly repay such amounts to SpinCo. Notwithstanding the foregoing, (i) SpinCo shall not be obligated to provide the Company with any information or documentation it is not legally permitted to provide, that it reasonably determines is material non-public information, or that it determines is competitively sensitive information (provided, that SpinCo shall use its reasonable best efforts to make alternative arrangements for such disclosure where the foregoing restrictions apply) and (ii) the Company shall not be entitled to sell, assign or convey its rights and obligations under this Section 5.8(c), provided, however, that the Company shall be entitled to freely transfer, assign or convey its rights and obligations under this Section 5.8(c) to any of its Subsidiaries, to Parent or any controlled Affiliates of Parent. Notwithstanding the foregoing, in the event of any “change of control” involving the acquisition of stock or assets of a member of the SpinCo Group (whether by acquisition, merger, consolidation or otherwise), all obligations pursuant to this Section 5.8(c) shall continue and the computation of any Realized Tax Benefit shall be determined, mutatis mutandis, using the same “with and without” methodology described herein; provided, however, that all references to “SpinCo Group” shall be substituted and replaced with reference to any applicable acquiring group.
ARTICLE VI
ACCESS TO INFORMATION
Section 6.1   Provision of Corporate Records.
(a)   Except as specifically provided in ARTICLE V (in which event the provisions of such Article will govern), after the Distribution Date, upon the prior written request by a member of the SpinCo Group for specific and identified agreements, documents, books, records or files (whether written or electronic) including accounting and financial records (collectively, “Records”) which primarily relate to SpinCo or the conduct of the SpinCo Business, or which SpinCo determines are necessary or advisable in order for SpinCo to prepare its financial statements and any reports or filings to be made with any Governmental Authority, the Company shall arrange, as soon as reasonably practicable following the receipt of such request, to provide appropriate copies of such Records (or the originals thereof if SpinCo has a reasonable purpose for such originals) in the possession or control of any member of the RemainCo Group, but only to the extent such items are not already in the possession or control of the requesting Party or their Affiliates.
(b)   Except as specifically provided in ARTICLE V (in which event the provisions of such Article will govern), after the Distribution Date, upon the prior written request by a member of the RemainCo Group for specific and identified Records which relate to the Company or the conduct of the 101 Business, or which the Company determines are necessary or advisable in order for the Company to prepare its financial statements and any reports or filings to be made with any Governmental Authority, SpinCo shall arrange, as soon as reasonably practicable following the receipt of such request, to provide appropriate copies of such Records (or the originals thereof if the Company has a reasonable purpose for such originals) in the possession or control of any member of the SpinCo Group, but only to the extent such items are not already in the possession or control of the requesting Party or their Affiliates.
Section 6.2   Access to Information.   Except as specifically provided in ARTICLE V or Section 4.12 (in which event the provisions of such Article or Section will govern), and subject to applicable Law, for a period of five (5) years following the Distribution Date, upon reasonable prior notice, each of the Company and SpinCo shall (and shall cause its Subsidiaries to) afford the other applicable Party’s officers and other authorized Representatives reasonable access, during normal business hours, to its employees and properties that relate to such other Party’s Business and, during such period, each Party shall (and shall cause its

Subsidiaries to) furnish promptly to the other Party all information concerning such other Party’s Business, as applicable, and such other Party’s properties and personnel related thereto as may be reasonably requested; provided, that the foregoing shall not require any Party or such Party’s Subsidiaries to (i) permit any inspection, or to disclose any information, that in the reasonable judgment of such Party would (A) be detrimental to such Party’s or any of its Subsidiaries’ Business or operations, (B) result in the disclosure of any Trade Secrets or Know-How of Third Parties or violate any of its obligations with respect to confidentiality, (C) be reasonably likely to result in a violation of any Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement or (D) if SpinCo or any of its Affiliates after giving effect to the Distribution, on the one hand, and the Company or any of its Affiliates after giving effect to the Distribution, on the other hand, are adverse parties in a litigation or other Proceeding to disclose or permit access to any information that is reasonably pertinent to such litigation or other Proceeding, (ii) disclose any Privileged Information of any Party or any of its Subsidiaries or (iii) submit to any invasive environmental testing or sampling.
Section 6.3   Tax Information and Cooperation.   The Company and SpinCo shall reasonably cooperate and shall cause their respective Affiliates and Representatives to reasonably cooperate, in respect of the Pre-Closing Reorganization, the Distribution and in preparing and filing all Tax Returns relating to any Pre-Distribution Tax Period, including maintaining and making available to each other, and to any Governmental Authority as reasonably requested, their respective employees and all records reasonably necessary in connection with Taxes of SpinCo or the SpinCo Business and in resolving all disputes and audits relating to Taxes allocable to a Pre-Distribution Tax Period. The Company and SpinCo agree to use commercially reasonable efforts (i) to retain all books and records (or, in the alternative, to deliver such books and records to SpinCo) with respect to Tax matters pertinent to SpinCo or the SpinCo Business relating to any Tax period beginning before the Distribution Date until ninety (90) days after the expiration of the applicable statute of limitations and to abide by all record retention agreements entered into with any Governmental Authority and (ii) to allow the other Party and its Representatives, at times and dates mutually acceptable to the Parties, to inspect, review and make copies of such records as may be reasonably necessary or appropriate from time to time, such activities to be conducted during normal business hours and at such Party’s expense. The Party requesting such cooperation will bear the reasonable out-of-pocket costs of the other Party. In no event shall any Party be entitled to receive information under this Section 6.3 that does not relate solely to SpinCo or the SpinCo Business except that, in the case of Tax information relating in part to SpinCo or the SpinCo Business, a Party otherwise required to provide Tax information under this Section 6.3 shall use commercially reasonable efforts to provide such Tax information as relates solely to SpinCo or the SpinCo Business (which may include, to the extent commercially reasonable, redacted versions of such information that show solely the portions of the relevant materials that relate solely to SpinCo or the SpinCo Business). For the avoidance of doubt, this Section 6.3 shall be subject to the last sentence of Section 5.6(c).
Section 6.4   Witnesses; Documents and Cooperation in Proceedings.   At all times from and after the Distribution Date, each of the Company and SpinCo shall use its commercially reasonable efforts to make available to the other, upon reasonable written request, its and its Subsidiaries’ former and then-current Representatives as witnesses and any Records within its control or which it otherwise has the ability to make available without undue burden, to the extent that such Persons or Records may reasonably be required in connection with the prosecution or defense of any Proceeding in which the requesting Party may from time to time be involved. The requesting Party shall bear all reasonable out-of-pocket costs and expenses incurred in connection therewith. This provision shall not apply to any Proceeding brought by one Party against another Party (as to which production of documents and witnesses shall be governed by applicable discovery rules).
(a)   Without limiting any provision of this Section 6.4, the Parties shall cooperate and consult, and shall cause each member of their respective Groups to cooperate and consult, to the extent reasonably necessary with respect to any Proceedings.
(b)   In connection with any matter contemplated by this Section 6.4, the Parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of any Group.
Section 6.5   Confidentiality.
(a)   Notwithstanding any termination of this Agreement, except that the nondisclosure obligations and restrictions on use with respect to any Confidential Information that constitutes a Trade Secret shall continue in effect for so long as the Confidential Information remains a Trade Secret under applicable Law, each Party shall, and shall cause each of the other members of its Group to, hold, and cause each of their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, at a standard of care no less than that used for its own Confidential Information (and in any event no less than a reasonable standard of care), and not to disclose or release or except as otherwise permitted by this Agreement, use, without the prior written consent of each Party to whom (or to whose Group) the Confidential Information relates (which may be withheld in each such Party’s sole and absolute discretion), any and all Confidential Information concerning or belonging to another Party or any member of its Group; provided that each Party may disclose, or may permit disclosure of, such Confidential Information (i) to its (or any member of its Group’s) respective auditors, attorneys, financial advisors, bankers and other appropriate employees, consultants and advisors who have a need to know such Confidential Information for auditing and other purposes and are informed of the confidentiality and non-use obligations to the same extent as is applicable to the Parties and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if any Party or any member of its Group is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Law or stock exchange rule, (iii) to the extent required in connection with any Proceeding by one Party (or a member of its Group) against any other Party (or member of such other Party’s Group) or in respect of claims by one Party (or member of its Group) against the other Party (or member of such other Party’s Group) brought in a Proceeding, (iv) to the extent necessary in order to permit a Party (or member of its Group) to prepare and disclose its financial statements in connection with any regulatory filings or Tax Returns, (v) to the extent necessary for a Party (or member of its Group) to enforce its rights or perform its obligations under this Agreement or the Transition Services Agreement, (vi) to any Governmental Authority in accordance with applicable procurement regulations and contract requirements or (vii) to other Persons in connection with their evaluation of, and negotiating and consummating, a potential strategic transaction, to the extent reasonably necessary in connection therewith, provided an appropriate and customary confidentiality agreement has been entered into with the Person receiving such Confidential Information. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a Third Party that relates to clauses (ii), (iii), (vi) or (vii) above, each Party, as applicable, shall promptly notify (to the extent permissible by Law) the Party to whom (or to whose Group) the Confidential Information relates of the existence of such request, demand or disclosure requirement and shall provide such Party (and/or any applicable member of its Group) a reasonable opportunity to seek, at its expense, an appropriate protective order or other remedy, which such Parties shall, and shall cause the other members of their respective Group to, cooperate in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the Party who is (or whose Group’s member is) required to make such disclosure shall or shall cause the applicable member of its Group to furnish (at the expense of the Party seeking to limit such request, demand or disclosure requirement), or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded to such Confidential Information (at the expense of the Party seeking (or whose Group’s member is seeking) to limit such request, demand or disclosure requirement).
(b)   Each of SpinCo and the Company acknowledges, on behalf of itself and each other member of its Group, that it and the other members of its Group may have in their possession confidential or proprietary information of Third Parties that was received under confidentiality or non-disclosure agreements or policies with each such Third Party while such Party and/or members of its Group were Subsidiaries of the Company prior to the Distribution Date. Each of SpinCo and the Company shall, and shall cause the other members of its Group to, hold and cause its and their respective Representatives (or potential buyers) to hold, in strict confidence the confidential and proprietary information of Third Parties to which they or any other member of their respective Groups has access, in accordance with the terms of any policies or agreements entered into prior to the Distribution Date between one or more members of the SpinCo Group and/or the RemainCo Group (whether acting through, on behalf of, or in connection with, the separated Businesses) and such Third Parties.
(c)   With respect to any Personal Information or Protected Health Information disclosed by a Party pursuant to this Agreement, each Party agrees to comply with all applicable Privacy Obligations.

(d)   For the avoidance of doubt and notwithstanding any other provision of this Section 6.5, the disclosure and sharing of Privileged Information shall be governed solely by Section 6.6. For clarity, to the extent that any Contract or policy to which a Party is bound or its Confidential Information is subject provides that certain Confidential Information shall be maintained confidential on a basis that is more protective of such Confidential Information or for a longer period of time than provided for in this Section 6.5, then the applicable provisions contained in such Contract or policy shall control with respect thereto.
Section 6.6   Privileged Matters.   The Parties recognize that legal and other professional services that have been and will be provided prior to the Distribution Date have been and will be rendered for the benefit of each of the members of the RemainCo Group and the members of the SpinCo Group, and that each of the members of the RemainCo Group and each of the members of the SpinCo Group should be deemed to be the client for the purposes of asserting all privileges which may be asserted under applicable Law. To allocate the interests of each Party in the information as to which any Party is entitled to assert a privilege, the Parties agree as follows:
(a)   The Company shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with Privileged Information that relates primarily to the 101 Business (other than with respect to Liabilities as to which SpinCo is required to provide indemnification under ARTICLE V), whether or not the Privileged Information is in the possession of or under the control of the Company or SpinCo. The Company shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges, immunities or other protections in connection with any Privileged Information that relates primarily to the subject matter of any claims constituting RemainCo Liabilities, or other Liabilities as to which it is required to provide indemnification under ARTICLE V, now pending or which may be asserted in the future, whether or not the Privileged Information is in the possession of or under the control of any member of the RemainCo Group or the SpinCo Group.
(b)   SpinCo shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with Privileged Information which relates primarily to the SpinCo Business (other than with respect to matters or claims that are RemainCo Liabilities or other Liabilities as to which the Company is required to provide indemnification under ARTICLE V), whether or not the Privileged Information is in the possession of or under the control of the Company or SpinCo. SpinCo shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges, immunities or other protections in connection with any Privileged Information which relates solely to the subject matter of any claims constituting SpinCo Liabilities, or other Liabilities as to which it is required to provide indemnification under ARTICLE V, now pending or which may be asserted in the future, in any lawsuits or other Proceedings initiated against or by SpinCo, whether or not the Privileged Information is in the possession of SpinCo or under the control of any member of the RemainCo Group or the SpinCo Group.
(c)   The Parties agree that they shall have a shared privilege, with equal right to assert or waive, subject to the restrictions in this Section 6.6, with respect to all privileges not allocated pursuant to the terms of Section 6.6(a) and (b).
(d)   No Party may waive any privilege which may be asserted under any applicable Law, and in which the other Party has a shared privilege, without the written consent of the other Party, such consent not to be unreasonably withheld or delayed, except to the extent reasonably required in connection with any Third Party Claims or as provided in Section 6.6(e) below.
(e)   In the event of any litigation or dispute between or among the Parties, or any members of the respective Groups, either Party may waive a privilege in which the other Party has a shared privilege, without obtaining the consent of the other Party, provided, however, that such waiver of a shared privilege shall be effective only as to the use of Privileged Information with respect to the litigation or dispute between the members of the respective Groups, and shall not operate as a waiver of the shared privilege with respect to any Third Party Claims.
(f)   If a dispute arises between or among the Parties or any members of the respective Groups regarding whether a privilege should be waived to protect or advance the interest of any Party, each

Party agrees that it shall (i) negotiate in good faith, (ii) endeavor to minimize any prejudice to the rights of the other Party, and (iii) not unreasonably withhold consent to any request for a waiver by the other Party. Each Party hereto specifically agrees that it will not withhold consent to a waiver for any purpose except to protect its own legitimate interests.
(g)   Upon receipt by any member of the respective Groups of any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of Privileged Information subject to a shared privilege or as to which another Party has the sole right hereunder to assert a privilege, or if any Party obtains knowledge that any of its or any member of its Group’s current or former Representatives have received any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of such Privileged Information, such Party shall promptly notify the other Party of the existence of the request (which notice shall be delivered to such other Party no later than five (5) business days following the receipt of such subpoena, discovery or other request) and shall provide the other Party a reasonable opportunity to review the information and to assert any rights it or they may have under this Section 6.6 or otherwise to prevent the production or disclosure of such Privileged Information.
(h)   The transfer of all Records and other information pursuant to this Agreement is made in reliance on the agreements of the Company and SpinCo, as set forth in Section 6.2, Section 6.3, Section 6.4, Section 6.5 and this Section 6.6, to maintain the confidentiality of Privileged Information and to assert and maintain all applicable privileges. The access to information being granted pursuant to Section 6.1, Section 6.2, Section 6.3 and Section 6.4 hereof, the agreement to provide witnesses and individuals pursuant to Section 6.2 and Section 6.4 hereof, the furnishing of notices and documents and other cooperative efforts contemplated by Section 6.4 hereof, and the transfer of Privileged Information between and among the Parties and their respective Subsidiaries and Representatives pursuant to this Agreement shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise.
(i)   Parent acknowledges that Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Prior Company Counsel”) have, on or prior to the Effective Time, represented one or more of the Parties and their Subsidiaries and other Affiliates, and their respective officers, employees and directors (each such Person, other than the RemainCo Group, a “Designated Person”) in one or more matters relating to this Agreement (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement) (each, an “Existing Representation”), and that, in the event of any post-Closing matters (x) relating to this Agreement (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement) and (y) in which Parent or any of its Affiliates (including the RemainCo Group), on the one hand, and one or more Designated Persons, on the other hand, are or may be adverse to each other (each, a “Post-Closing Matter”), the Designated Persons reasonably anticipate that Prior Company Counsel will represent them in connection with such matters. Accordingly, each of Parent and the Company hereby (i) waives and shall not assert, and agrees after the Effective Time to cause its Affiliates to waive and to not assert, any conflict of interest arising out of or relating to the representation by one or more Prior Company Counsel of one or more Designated Persons in connection with one or more Post-Closing Matters (the “Post-Closing Representation”) and (ii) agrees that, in the event that a Post-Closing Matter arises, Prior Company Counsel may represent one or more Designated Persons in such Post-Closing Matter even though the interests of such Person(s) may be directly adverse to Parent or any of its Affiliates (including the RemainCo Group), and even though Prior Company Counsel may (A) have represented the RemainCo Group in a matter substantially related to such dispute or (B) be currently representing the RemainCo Group. Without limiting the foregoing, each of Parent and the Company (on behalf of itself and its Affiliates) consents to the disclosure by Prior Company Counsel, in connection with one or more Post-Closing Representations, to the Designated Persons of any information substantially related to such Post-Closing Representations learned by Prior Company Counsel in the course of one or more Existing Representations, whether or not such information is subject to the attorney-client privilege of the RemainCo Group or Prior Company Counsel’s duty of confidentiality as to the RemainCo Group and whether or not such disclosure is made before or after the Effective Time.
Section 6.7   Ownership of Information.   Any information owned by one Party or any member of its Group that is provided to a requesting Party pursuant to ARTICLE V or this ARTICLE VI shall be deemed to remain the property of the providing Party (or member of its Group). Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights to any Party (or member of its Group) of license or otherwise in any such information, whether by implication, estoppel or otherwise.
Section 6.8   Cost of Providing Records and Information.   A Party requesting Records, information or access to personnel, witnesses or properties, under ARTICLE V or this ARTICLE VI, agrees to reimburse the other Party (or member of such Party’s Group), upon the presentation of invoices therefor, for the reasonable out-of-pocket costs (which shall not include the costs of salaries and benefits of employees of such Party (or its Group or any of its or their respective then-Affiliates) or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing), if any, incurred in seeking to satisfy the request of the requesting Party (or member of such Party’s Group).
Section 6.9   Retention of Records.   Except (a) as provided in Section 6.3, (b) when a longer retention period is otherwise required by applicable Law or (c) as agreed to in writing by the Parties, the RemainCo Group and the SpinCo Group shall use commercially reasonable efforts to retain all Records relating to the 101 Business and the SpinCo Business, as applicable, in accordance with its respective regular records retention policies and procedures, until the latest of: (i) the maximum amount of time required under each Parties’ respective records retention policies and procedures, (ii) the date on which such Records are no longer required to be retained pursuant to any “litigation hold” issued by the Company or any member of the RemainCo Group prior to the Distribution and communicated to SpinCo in writing at least thirty (30) days prior to the Distribution, (iii) the concluding date of any period as may be required by any applicable Law, (iv) with respect to any pending or threatened Proceeding arising after the Distribution Date, to the extent that any member of a Group in possession of such Records has been notified in writing pursuant to a “litigation hold” by any Party of such pending or threatened Proceeding, the concluding date of any such “litigation hold,” and (v) the concluding date of any period during which the destruction of such Records would reasonably be expected to interfere with a pending or threatened investigation by a Governmental Authority which is known to any member of the Group in possession of such Records at the time any retention obligation with regard to such Records would otherwise expire. Each Party shall, and shall cause the other members of its Group (and any of their respective then-Affiliates) to use commercially reasonable efforts (at the requesting Party’s sole cost and expense) to preserve and not to destroy or dispose of such Records without the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of the requesting Party (and, for the avoidance of doubt, commercially reasonable efforts shall include issuing a “litigation hold”).
Section 6.10   Other Agreements Providing for Exchange of Information.   The rights and obligations granted under this ARTICLE VI are subject to any specific limitations, qualifications and additional provisions on the sharing, exchange or confidential treatment of Confidential Information set forth in this Agreement, the Merger Agreement, the Transition Services Agreement and in any other agreement to which a member of the RemainCo Group and a member of the SpinCo Group is a party.
Section 6.11   Policies and Best Practices.   Without representation or warranty, SpinCo and the Company shall continue to be permitted to share, on a confidential basis, “best practices” information and materials (such as policies, workflow templates and standard form Contracts).
Section 6.12   Compliance with Laws and Agreements.   Nothing in this ARTICLE VI shall be deemed to require any Person to provide any Privileged Information if doing so would, in the opinion of counsel to such Person, be inconsistent with any legal or constitutional obligation applicable to such Person.
ARTICLE VII
CONDITIONS PRECEDENT TO THE DISTRIBUTION
Section 7.1   Conditions Precedent to Distribution.   The consummation of the Distribution shall be conditioned upon the satisfaction or waiver by each Party of each of the following conditions:
(a)   each of the conditions to the closing of the Merger Agreement set forth in Section 7 thereof shall have been fulfilled or waived by the Party for whose benefit such condition exists (other than (i) the condition set forth in Section 7.1(e) of the Merger Agreement with respect to completion of the Distribution and (ii) those conditions that by their nature can only be satisfied at such closing of the transactions contemplated by the Merger Agreement; provided that such conditions are then capable of being satisfied) and Parent shall have confirmed to the Company in writing that it is prepared to consummate the Merger, subject only to the consummation of the Distribution;
(b)   the Spin-Off Registration Statement shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Spin-Off Registration Statement shall be in effect, no Proceedings for such purpose shall be pending before or threatened by the SEC, and the Information Statement shall have been mailed to holders of Company Common Stock as of the Distribution Record Date;
(c)   the SpinCo Common Stock to be delivered in the Distribution shall have been accepted for listing on a National Securities Exchange, subject to compliance with applicable listing requirements;
(d)   no injunction by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted or be effective preventing consummation of the Distribution, the Pre-Closing Reorganization or the Merger;
(e)   the Transition Services Agreement shall have been duly executed and delivered by the parties thereto; and
(f)   the Pre-Closing Reorganization shall have been effected in all material respects.
The foregoing conditions shall not limit the rights of the Parties under the Merger Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1   Survival.   The covenants and agreements of the Parties contained in Section 2.3, Section 2.4, Section 2.5, Section 2.6, Section 2.7, Section 2.8, Section 2.9, Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section 4.11, Section 4.12, Section 4.13, ARTICLE V, ARTICLE VI and this ARTICLE VIII of this Agreement shall survive the Distribution Date.
Section 8.2   Distribution Expenses.   Except as otherwise set forth in this Agreement or the Transition Services Agreement, all costs and expenses incurred on or prior to the Distribution Date in connection with the preparation, execution, delivery, printing and implementation of this Agreement, the Transition Services Agreement, the Information Statement and the Spin-Off Registration Statement, and the Distribution and the consummation of the transactions contemplated thereby, shall be charged to and paid by RemainCo, and shall be deemed to be RemainCo Liabilities, in each case to the extent they are not paid prior to the Distribution Effective Time. Except as otherwise set forth in this Agreement or the Transition Services Agreement, each Party shall bear its own costs and expenses incurred after the Distribution Date. Any amount or expense to be paid or reimbursed by any Party to any other Party shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and written demand therefor is made.
Section 8.3   Amendment.   Subject to Law and as otherwise provided in this Agreement, at any time prior to the Distribution Effective Time, this Agreement may be amended, modified and supplemented, by written agreement of the Parties and Parent. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties and Parent.
Section 8.4   Waiver.   At any time prior to the Distribution Effective Time, either Party may (a) extend the time for the performance of any of the obligations or other acts of the other Party or (b) waive compliance with any of the agreements of the other Party or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a Party only if such extension or waiver is set forth in a writing executed by such Party.

Section 8.5   Counterparts and Signature.   This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.
Section 8.6   Binding Effect; No Assignment; No Third Party Beneficiaries.
(a)   This Agreement will not be assigned by any Party or Parent (whether by operation of Law or otherwise) without the prior written consent of the other Party and Parent, except that RemainCo and Parent may assign, in their sole discretion and without the consent of any other Party (or Parent, in the case of RemainCo’s assignment), any or all of their rights, interests and obligations hereunder to one or more of their Affiliates (each, an “Assignee”). Any Assignee may thereafter assign, in its sole discretion and without the consent of any other Party or Parent, any or all of its rights, interests and obligations hereunder to one or more additional Assignees, respectively; provided, however, that in connection with any assignment to an Assignee, RemainCo and Parent (or the assignor), as applicable, will remain liable for the performance by RemainCo and Parent (and such assignor, if applicable), as applicable, of their obligations hereunder. Subject to the preceding sentence, but without relieving any Party or Parent, as applicable, of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and Parent and their respective successors and assigns.
(b)   Except as provided in ARTICLE V relating to Indemnified Parties, nothing in this Agreement, express or implied, will confer upon any Person other than RemainCo, SpinCo and Parent and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement.
Section 8.7   Parent Guaranty.
(a)   Parent hereby guarantees unconditionally, for the benefit of SpinCo, the due performance by the Company of its obligations under this Agreement and the Transition Services Agreement following the Effective Time (the “Guaranteed Obligations”). If the Company fails to perform any such obligation, Parent, upon written request of SpinCo, shall, or shall cause the Company to, perform such obligations promptly upon receipt of such request. This guaranty shall apply regardless of any amendments, variations, alterations, waivers or extensions to this Agreement, except to the extent any of the foregoing modifies the application thereof. For the avoidance of doubt, this guaranty of this Section 8.7 shall only be effective from and after the Effective Time.
(b)   Parent hereby waives any and all notice of the creation, renewal, extension or accrual of the Guaranteed Obligations and notice of or proof of reliance by SpinCo upon this Section 8.7 or acceptance of this Section 8.7. The Guaranteed Obligation conclusively shall be deemed to have been created, contracted or incurred in reliance upon this Section 8.7, and all dealings between SpinCo, on the one hand, and the Company, on the other, likewise conclusively shall be presumed to have been had or consummated in reliance upon this Section 8.7. When pursuing its rights and remedies hereunder against Parent, SpinCo shall be under no obligation to pursue such rights and remedies it may have against the Company or any other Person for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by SpinCo to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon or to exercise any such right of offset shall not relieve Parent of any liability hereunder.
(c)   Parent expressly and irrevocably waives any election of remedies by SpinCo, promptness, diligence, acceptance hereof, presentment, demand, protest and any notice of any kind not provided for herein or not required to be provided to the Company under or in connection with this Agreement, other than defenses that are available to the Company hereunder. SpinCo acknowledges and agrees that Parent shall be entitled to all rights, remedies and benefits of the Company hereunder following the Effective Time. Parent acknowledges that it will receive substantial direct and indirect benefits from the transaction contemplated by this Agreement and that the waivers set forth in this Section 8.7 are made knowingly in contemplation of such benefits.

(d)   Parent represents and warrants that (i) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, to the extent such concepts are applicable in such jurisdiction, (ii) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement solely for purposes of this Section 8.7 and this Agreement has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization, preference or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in equity or at law)) and (iii) the execution, delivery and performance of this Agreement does not contravene any law to which Parent is subject or result in any breach of any Contract to which Parent is a party, other than such contravention or breach that would not be material to Parent or limit its ability to carry out the terms and provisions of this Agreement solely for purposes of this Section 8.7.
(e)   SpinCo agrees that its rights in respect of any claim or liability under this Agreement asserted by it against Parent shall be limited solely to satisfaction out of, and enforcement against, the assets of Parent and the RemainCo Group, and SpinCo covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of Parent’s former, current or future directors, officers, agents, or stockholders or any former, current or future directors, officers, agents, employees, general or limited partners, members, managers or stockholders of any of the foregoing, as such, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law.
(f)   No amendment, supplement or modification to this Section 8.7 shall be made without the written agreement of Parent.
Section 8.8   Termination.   This Agreement (including ARTICLE V) may be terminated and the Distribution may be amended, modified or abandoned at any time prior to the Distribution by any written instrument executed by the Company and Parent, without the approval of SpinCo. In the event of such termination, no Party shall have any Liability of any kind to any other Party or any other Person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the Parties; provided, however, that ARTICLE V shall not be terminated or amended after the Distribution in respect of a Third Party beneficiary thereto without the consent of such Person.
Section 8.9   Subsidiaries.   Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any entity that is contemplated to be a Subsidiary of such Party after the Distribution Date.
Section 8.10   Governing Law.   This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware, regardless of any Laws that might otherwise govern under applicable principles of conflicts of law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.
Section 8.11   Submission to Jurisdiction; Waiver.   Each of the Company and SpinCo irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other Party or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company and SpinCo hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company and SpinCo hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper and (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.
Section 8.12   Waiver of Jury Trial.   EACH OF THE COMPANY AND SPINCO HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each Party certifies and acknowledges that (a) no Representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such Party has considered the implications of this waiver, (c) such Party makes this waiver voluntarily, and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.12.
Section 8.13   Specific Performance.
(a)   The Parties acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each Party will be entitled, in addition to any other remedy to which it may be entitled at Law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at Law and any other objections to specific performance of this Agreement.
(b)   Notwithstanding the Parties’ rights to specific performance pursuant to Section 8.13(a), each Party may pursue any other remedy available to it at Law or in equity, including monetary damages.
Section 8.14   Notices.   Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:
If to the Company (prior to the Effective Time):
Inhibrx, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:
Leah Pollema

Email:
[*****]

with a copy (which does not constitute notice under this Agreement) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064

Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[*****]
[*****]

If to SpinCo:
Ibex SpinCo, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:
Leah Pollema

Email:
[*****]

with a copy (which does not constitute notice under this Agreement) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:
Krishna Veeraraghavan
Benjamin M. Goodchild

Email:
[*****]
[*****]

If to Parent or the Company (after the Effective Time):
Aventis Inc.
55 Corporate Drive
Bridgewater, NJ 088007
Attention: General Counsel
with a copy (which does not constitute notice under this Agreement) to:
Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attention:
Michael J. Aiello
Amanda Fenster

Email:
[*****]
[*****]

Any Party may by notice delivered in accordance with this Section 8.14 to the other Parties designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.
Section 8.15   Entire Agreement.   This Agreement (including any Schedules, Annexes or Exhibits hereto and the documents and instruments referenced herein), the Transition Services Agreement, the Merger Agreement and the Confidentiality Agreement, contain the entire agreement among the Parties with respect to the subject matter hereof and supersede all previous negotiations, commitments and writings with respect to such subject matter of prior agreements, written or oral, among the Parties with respect thereto, other than the Confidentiality Agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of the Merger Agreement).

Section 8.16   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The Parties will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.
INHIBRX, INC.
By:
/s/ Kelly Deck

Name: Kelly Deck
Title:  Chief Financial Officer
IBEX SPINCO, INC.
By:
/s/ Kelly Deck

Name: Kelly Deck
Title:  Chief Financial Officer
AVENTIS INC.
By:
/s/ Jamie Haney

Name: Jamie Haney
Title:  Vice President, General Counsel and
         Secretary

Exhibit A
TRANSITION SERVICES AGREEMENT
BETWEEN
IBEX SPINCO, INC.
AND
INHIBRX, INC.
DATED [•], 2024
NO AGREEMENT, ORAL OR WRITTEN, REGARDING OR RELATING TO ANY OF THE MATTERS COVERED BY THIS DRAFT AGREEMENT HAS BEEN ENTERED INTO BETWEEN THE PARTIES. THIS DOCUMENT, IN ITS PRESENT FORM OR AS IT MAY BE HEREAFTER REVISED BY ANY PARTY, WILL NOT BECOME A BINDING AGREEMENT OF THE PARTIES UNLESS AND UNTIL IT HAS BEEN SIGNED BY ALL PARTIES. THE EFFECT OF THIS LEGEND MAY NOT BE CHANGED BY ANY ACTION OF THE PARTIES.
THIS DOCUMENT SHALL BE KEPT CONFIDENTIAL PURSUANT TO THE TERMS OF THE CONFIDENTIALITY AGREEMENT ENTERED INTO BY THE RECIPIENT HEREOF AND, IF APPLICABLE, ITS AFFILIATES, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

Schedule A – Services
Schedule B – Schedule of ClinOps Employees and Related Severance Amounts
Schedule C – Data Processing Addendum

TRANSITION SERVICES AGREEMENT
This TRANSITION SERVICES AGREEMENT, dated [•], 2024 (as amended, modified or supplemented from time to time in accordance with its terms, this “Agreement”), is made and entered into by and between Inhibrx, Inc., a Delaware corporation (“RemainCo”), and Ibex SpinCo, Inc., a Delaware corporation (“SpinCo”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement (as defined below).
RECITALS
A.   WHEREAS, RemainCo, SpinCo, and Aventis Inc., a Pennsylvania corporation (“Parent”) have entered into that certain Separation and Distribution Agreement, dated as of January 22, 2024 (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”);
B.   WHEREAS, in furtherance of the transactions contemplated by the Separation Agreement, the Parties (as defined below) desire that SpinCo shall provide or cause to be provided to RemainCo or to the other members of the RemainCo Group, as applicable (RemainCo and such other members of the RemainCo Group collectively hereinafter referred to as the “RemainCo Entities”) certain services, access to systems and other assistance on a transitional basis and in accordance with the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01.   Certain Defined Terms.   The following capitalized terms used in this Agreement shall have the meanings set forth below:
“101 Business” has the meaning set forth in the Separation Agreement.
“Additional Service” shall have the meaning set forth in Section 2.03.
“Affiliate” has the meaning set forth in the Merger Agreement; provided that, for avoidance of doubt, after the time of the Distribution, none of Parent, RemainCo or any of their respective Subsidiaries shall be deemed to be an Affiliate of SpinCo or any member of the SpinCo Group.
“Assets” shall have the meaning set forth in the Preamble.
“Business Day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, New York or Paris, France are permitted or required by Law to remain closed.
“Cause” means (i) dishonesty with respect to SpinCo, Parent, RemainCo or any of their respective Affiliates, (ii) insubordination, substantial malfeasance or non-feasance of duty, (iii) unauthorized disclosure of confidential information, (iv) breach by such Service Employee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Service Employee and SpinCo or any Affiliate and (v) conduct substantially prejudicial to the business of SpinCo, Parent, RemainCo or any of their respective Affiliates; provided, however, that any provision in an agreement between a Service Employee and SpinCo or one of its Affiliates, which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Service Employee.
“ClinOps Employees” has the meaning given to such term in the Separation Agreement.
“Closing Date” has the meaning given to such term in the Merger Agreement.
“Confidential Information” means any information furnished or obtained in connection with or as a result of this Agreement or performance or receipt of Services hereunder that is confidential, non-public, or proprietary about a Person, its Affiliates or any of their respective businesses, operations, clients, customers, prospects, personnel, properties, processes or products, financial, technical, commercial or other information (regardless of the form or format of the information (written, verbal, electronic or otherwise) or the manner or media in or through which it is furnished to or otherwise obtained by another Person or its Affiliates or Representatives), including all materials derived from, reflecting or incorporating, in whole or in part, any such information. “Confidential Information” shall not include information that (i) is or becomes generally available to the public through no direct or indirect act or omission by the Person receiving such information or by any of its Affiliates or Representatives; or (ii) is already available to, or is or becomes available on a non-confidential basis to, the Person receiving such information or its Affiliates or Representatives from a source (other than a Party to this Agreement or its Affiliates or Representatives) who is not prohibited from disclosing such information by any contractual, legal or fiduciary obligation.
“Confidentiality Agreement” has the meaning given to such term in the Merger Agreement.
“Contract” has the meaning given to such term in the Merger Agreement.
“Distribution” has the meaning set forth in the Separation Agreement.
“Distribution Date” means the day on which the Distribution is effected.
“Force Majeure Event” shall have the meaning set forth in Section 9.03.
“Governmental Authority” means any court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.
“Group” means the RemainCo Group or the SpinCo Group, as applicable.
“Indemnified Party” means a SpinCo Indemnified Party or a RemainCo Indemnified Party.
“Intellectual Property” has the meaning given to such term in the Merger Agreement.
“Law” has the meaning given to such term in the Merger Agreement.
“Local Implementing Agreement” shall have the meaning set forth in Section 3.03.
“Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of January [22], 2024. by and among Parent, Art Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, and RemainCo.
“Nonparty Affiliates” shall have the meaning set forth in Section 10.14.
“Party” means RemainCo and SpinCo individually, and “Parties” means RemainCo and SpinCo collectively, and, in each case, their respective permitted successors and assigns.
“Person” has the meaning given to such term in the Merger Agreement.
“Recipient” means, with respect to a Service or Additional Service, RemainCo, its Affiliate, or other members of the RemainCo Group, as applicable, to whom such Service or Additional Service is being provided or is required to be provided under this Agreement.
“RemainCo” shall have the meaning set forth in the Preamble.
“RemainCo Entities” shall have the meaning set forth in the Recitals.
“RemainCo Group” means RemainCo, each Person that is a Subsidiary of RemainCo and each Person that becomes a Subsidiary of RemainCo following the date of this Agreement.
“RemainCo Indemnified Party” shall have the meaning set forth in Section 8.03.
“RemainCo Services Manager” shall have the meaning set forth in Section 2.04(a).
“Schedule(s)” means the schedules attached hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

“Separation Agreement” shall have the meaning set forth in the Recitals.
“Service Charges” shall have the meaning set forth in Section 5.01(a).
“Service Employees” shall have the meaning set forth in Section 5.01(a).
“Service Employee End Date” shall have the meaning set forth in Section 5.04(b).
“Service Period” shall have the meaning set forth in Section 2.02.
“Service Taxes” shall have the meaning set forth in Section 5.03(a).
“Services” shall have the meaning set forth in Section 2.01(a).
“Software” shall have the meaning set forth in the Merger Agreement.
“SpinCo” shall have the meaning set forth in the Preamble.
“SpinCo Entities” means SpinCo and any of its Subsidiaries.
“SpinCo Group” has the meaning given to such term in the Merger Agreement.
“SpinCo Indemnified Party” shall have the meaning set forth in Section 8.01(b).
“SpinCo Services Manager” shall have the meaning set forth in Section 2.04(b).
“Subsidiary” has the meaning given to such term in the Merger Agreement.
“Tax” has the meaning given to such term in the Merger Agreement.
“Taxing Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Termination Charges” means any and all costs, fees or expenses payable, directly by SpinCo with respect to a Service to any unaffiliated, third-party provider as a result of the early termination or reduction of the Service Period duration of such Service (without prejudice to RemainCo’s rights with respect to a Force Majeure Event).
“TSA Dispute” shall have the meaning set forth in Section 7.01(a).
Section 1.02.   Other Terms.   Each of the other capitalized terms used in this Agreement has the meaning set forth where such term is first used or, if no meaning is set forth, the meaning required by the context in which such term is used.
ARTICLE II
SERVICES, DURATION AND SERVICES MANAGERS
Section 2.01.   Services.
(a)   Upon the terms and subject to the conditions of this Agreement, SpinCo shall provide, or shall cause to be provided, to the RemainCo Entities the services and access to systems as set forth, respectively, in Schedule A attached hereto (the “Services”).
(b)   All Services shall be for the sole use and benefit of the relevant Recipient.
Section 2.02.   Duration of Services.   Upon the terms and subject to the conditions of this Agreement, SpinCo shall provide (or cause to be provided) to the relevant Recipient each Service until the earliest to occur of, with respect to each such Service, (a) the expiration of the period of duration for such Service as set forth in Schedule A (with respect to each Service, a “Service Period”); (b) the date on which such Service is terminated in accordance with ARTICLE IX; or (c) the date on which this Agreement is terminated in accordance with ARTICLE IX; and provided, that the relevant Recipient shall use its reasonable efforts in good faith to transition itself to a replacement service, system or facility with respect to each Service as soon as reasonably practicable prior to the end of the Service Period for each such Service.

Section 2.03.   Additional Unspecified Services.   If, after the date hereof, RemainCo identifies to SpinCo in writing a Service that any of the SpinCo Assets (as defined in the Separation Agreement), including any SpinCo personnel, provided or caused to be provided to or were used in the provision of the 101 Business during the twelve (12) month period prior to the Distribution Date that RemainCo reasonably and in good faith believes would be necessary or reasonably useful in order for the 101 Business to continue to operate in substantially the same manner in which the 101 Business operated in the twelve (12) month period prior to the Distribution Date, and such Service is not set forth on Schedule A, then, in each case, SpinCo shall provide (or cause to be provided) such requested Service (each such additional service, an “Additional Service”) to RemainCo in a manner consistent with the terms of this Agreement and at such cost and on such other terms as shall be mutually agreed by RemainCo and SpinCo (it being understood that if RemainCo and SpinCo fail to reach agreement on such terms, SpinCo will nonetheless remain obligated to provide the requested Service on the terms hereof using the cost methodology described in ARTICLE V) utilizing substantially similar methodology as used to determine the pricing and terms of the most similar Services provided hereunder. The Parties shall enter into a supplement to the Schedule which shall describe in reasonable detail the nature, scope, Service Period(s), Service Charges, termination provisions (including, if applicable, Termination Charges) and other terms applicable to such Additional Service in a manner similar to that in which the Services are described in the existing Schedules. Each supplement to the applicable Schedule, as agreed to in writing by the Parties, shall be deemed part of this Agreement as of the date of such agreement and the Additional Service set forth therein shall be deemed a “Service” provided under this Agreement, in each case subject to the terms and conditions of this Agreement and the relevant supplement. Notwithstanding the foregoing, (i) a Party shall have the right to request any Additional Services for the duration of the term of the Agreement, but (ii) in no event shall a Party provide, or cause to be provided, such Additional Services for a Service Period that extends beyond the latest date permitted under any applicable Law. Notwithstanding anything to the contrary in this Agreement but subject to each Party’s compliance with Section 3.01, SpinCo shall not be required to perform any obligation under this Agreement that would result in the breach or violation of any applicable Law.
Section 2.04.   Transition Services Managers.
(a)   RemainCo hereby appoints and designates [•] to act as its initial services manager (the “RemainCo Services Manager”), who shall have authority to act on a Recipient’s behalf with respect to all matters relating to this Agreement. The RemainCo Services Manager shall work with the personnel of the RemainCo Entities to periodically address issues and matters raised by SpinCo relating to this Agreement. Notwithstanding the requirements of Section 10.06, all communications from SpinCo to any Recipient pursuant to this Agreement regarding routine matters involving the Services set forth in the Schedules shall be made through the RemainCo Services Manager, or such other individual as specified by the RemainCo Services Manager in writing and delivered to SpinCo by e-mail. RemainCo shall notify SpinCo in writing (email being sufficient) of the appointment of a different RemainCo Services Manager.
(b)   SpinCo hereby appoints and designates [•] to act as its initial services manager (the “SpinCo Services Manager”), who shall be directly responsible for coordinating and managing the delivery of the Services provided by SpinCo and have authority to act on SpinCo’s behalf with respect to all matters relating to this Agreement. The SpinCo Services Manager shall work with the personnel of the SpinCo Entities to periodically address issues and matters raised by RemainCo relating to this Agreement. Notwithstanding the requirements of Section 10.06, all communications from any Recipient to SpinCo pursuant to this Agreement regarding routine matters involving the Services set forth in the Schedules shall be made through the SpinCo Services Manager, or such other individual as specified by the SpinCo Services Manager in writing and delivered to RemainCo by e-mail. SpinCo shall notify RemainCo in writing (email being sufficient) of the appointment of a different SpinCo Services Manager.
Section 2.05.   Limitations on Provision of Services.   Notwithstanding anything to the contrary set forth in this Agreement, SpinCo shall not be required to provide or cause to be provided any Service for use in or for any business other than the 101 Business.
Section 2.06.   Availability of SpinCo Personnel.   In addition to, and without prejudice to, SpinCo’s obligation to provide or cause to be provided the Services to the RemainCo Entities as further described in this ARTICLE II, for a period no longer than twenty-four (24) months after the Distribution Date or an aggregate of no more than one hundred (100) full time hours of support (“SpinCo Personnel Availability Period”), SpinCo shall make the SpinCo Group’s personnel reasonably available to support the transfer set forth in Section 4.11 of the Separation Agreement, and SpinCo (including by and through such personnel) shall answer questions (in a reasonably timely manner during the SpinCo Personnel Availability Period) from the RemainCo Entities and their Affiliates, including but not limited to, as may relate to the Transferred Know-How (as defined in the Separation Agreement) and the Services provided under this Agreement; provided that, except as set forth in Section 5.04(b), the foregoing shall not create any obligation on SpinCo Group or any of its Affiliates to retain or continue to employ any personnel. The SpinCo Group shall provide the RemainCo Entities and their Affiliates with the foregoing support for up to an aggregate of ten (10) full-time equivalent hours per week, which shall be at no cost to RemainCo. For any additional hours of support reasonably requested by RemainCo in excess of such ten (10) full-time hours for a given week, RemainCo shall reimburse SpinCo for the reasonable and documented hourly salary of the applicable SpinCo personnel per full-time equivalent hour plus a ten percent (10%) premium. The SpinCo Services Manager shall appoint a single individual as its technology transfer lead who shall act as SpinCo’s lead for the timely and complete performance of all activities set forth in this Section 2.06 and Section 4.12 of the Separation Agreement.
ARTICLE III
THIRD-PARTY CONSENTS AND LICENSES; INTELLECTUAL PROPERTY;
LOCAL IMPLEMENTING AGREEMENTS
Section 3.01.   Third-Party Consents and Licenses.
(a)   With respect to any Software license or access to Software-based services that are provided under, or as part of, a Service, the relevant Recipient shall comply with the terms and conditions of the vendor/licensor applicable to such Software license or Software-based Service, provided that such terms and conditions shall have been made available to the relevant Recipient prior to the beginning of the Service Period for such Service.
(b)   Except for those items listed on Schedule A, SpinCo shall use commercially reasonable efforts to obtain all third-party consents, licenses (or other appropriate rights), sublicenses and approvals necessary for a SpinCo Entity to provide, or a RemainCo Entity to receive, Services (including, by way of example, not by way of limitation, rights to use, duplicate and distribute third-party Software necessary for the receipt of the Services) (“Required Consents”) and any additional or incremental fees or other costs of obtaining or seeking to obtain such Required Consents (collectively, “Consent Costs”) shall be: (i) to the extent such Consent Costs are reasonable and documented, reimbursed in full by RemainCo to SpinCo; and (ii) in all other cases, paid solely by SpinCo; provided, however, that SpinCo shall not be required to commence or participate in any action, suit, arbitration or proceeding by or before any Governmental Authority or offer to grant any accommodation (financial or otherwise), other than ministerial acknowledgements, to any third-party to obtain any such Required Consent; and, provided, further, that SpinCo shall not be required to seek broader rights or more favorable terms for RemainCo than those applicable to SpinCo or the RemainCo Entity, as the case may be, prior to the date hereof or as may be applicable to SpinCo from time to time hereafter. The Parties acknowledge and agree that there can be no assurance that SpinCo’s efforts shall be successful or that RemainCo shall be able to obtain such licenses or rights on acceptable terms or at all and, where SpinCo enjoys rights under any enterprise, site or similar license grant, the Parties acknowledge that such license may preclude partial transfers or assignments or operation of a service bureau on behalf of unaffiliated entities, provided, however, that the Parties shall cooperate in good faith to find a reasonable alternative to such Services for which such Required Consent cannot be obtained, and SpinCo shall use good faith efforts to supplement, modify, substitute or otherwise alter the Services to provide such Services without such Required Consent in a manner that maintains, as much as possible, the full intended benefit of such Service to the RemainCo Entities and their Affiliates.
Section 3.02.   Intellectual Property.
(a)   As between the Parties, subject to the terms of the Separation Agreement and this Agreement, any Intellectual Property owned or licensed by one Party or any of its Affiliates that is provided to the other Party or any of such other Party’s Affiliates or third-party providers or third-party vendors pursuant to this Agreement shall remain the property of the Party providing such Intellectual Property or Services, or the Affiliate of such Party that provides the same.
(b)   Each Party, on behalf of itself and its Affiliates, hereby grants, and shall cause its permitted subcontractors to grant, to the other Party and its Affiliates, a limited, royalty-free, fully paid-up, worldwide, non-sublicensable (except to third-parties solely to the extent required for the receipt or provision, as the case may be, of any Service), non-exclusive, non-transferable license, solely for the duration of any applicable Service, to use the Intellectual Property owned by or licensed to such Party or any of its Affiliates, solely to the extent necessary for, as the case may be, SpinCo to provide the Services and the relevant Recipient to receive and use the Services. Except as expressly identified in this Section 3.02, nothing contained in this Agreement shall be deemed to grant either Party or its Affiliates, by implication, estoppel or otherwise, any license rights, ownership rights or other rights in any Intellectual Property owned by or licensed to the other Party (or any Affiliate or permitted subcontractor of the other Party).
Section 3.03.   Local Implementing Agreements.   The Parties each recognize and agree that there may be a need to document the Services provided hereunder in various jurisdictions outside of the United States from time to time. The Parties shall enter into, or cause their respective Affiliates to enter into, local implementing agreements (each a “Local Implementing Agreement”) for Services in such jurisdictions, countries or geographical regions as a Party may reasonably request from time to time. Without limiting the generality of the foregoing, should there be any conflict between any term or condition of a Local Implementing Agreement and this Agreement, the terms and conditions of this Agreement shall prevail. The Parties agree to cooperate in implementing any such Local Implementing Agreement in a manner that does not subject SpinCo to income taxes in a jurisdiction other than those jurisdictions under the Laws of which such SpinCo is organized or is, before the implementation of such Local Implementing Agreement, a tax resident.
ARTICLE IV
ACCESS
Section 4.01.   Access.   As a condition to SpinCo’s obligations to provide the Services hereunder, the RemainCo Entities shall make available on a timely basis to the SpinCo Entities all information and materials reasonably requested by any such Person to enable the SpinCo Entities to provide the Services.
ARTICLE V
COSTS AND DISBURSEMENTS
Section 5.01.   Costs and Disbursements.
(a)   Except as otherwise provided in this Agreement or in the Schedules, RemainCo shall pay to SpinCo or its designee as specified in writing by the SpinCo Services Manager a monthly fee for the Services (or category of Services, as applicable), which monthly fee represents SpinCo’s reasonable and documented actual hourly salary of the applicable SpinCo personnel per full-time equivalent hour plus a ten percent (10%) premium (each fee constituting a “Service Charge” and, collectively, “Service Charges”). For the avoidance of doubt, in addition to any such Service Charges, RemainCo shall also reimburse SpinCo for any out-of-pocket costs reasonably incurred and documented by SpinCo in the provision of such Services at cost, and without such ten percent (10%) premium. During the term of this Agreement, the amount of a Service Charge for any Services (or category of Services, as applicable) shall not increase except as a result of (i) an increase in the scope or volume of such Services being provided to RemainCo (as compared to the amount of the Services underlying the determination of a Service Charge) that is (and to the extent) requested in writing by RemainCo, (ii) an increase in the rates or charges imposed by SpinCo’s service providers or any other third-party provider that is providing goods or services used in providing the Services (as compared to the rates or charges underlying a Service Charge), (iii) subject to the limitations set forth in Section 5.04(c), an increase in the ordinary course of payroll (e.g., base salary or wage rate, annual target cash bonus opportunity) or employee benefits (e.g., insurance premiums, vendor costs) for any employees used, or number of employees or contractors used, by SpinCo in providing the Services (“Service Employees”), and solely with respect to the ClinOps Employees, if at the end of the applicable Service Period, SpinCo reasonably determines in good faith that any such ClinOps Employee cannot be redeployed to a position within SpinCo and terminates such Service Employee’s employment as a result thereof, the severance costs payable by SpinCo up to the amounts and in accordance with the payment terms set forth on Schedule B, (in each such case including, for the avoidance of doubt, any employer payroll Taxes due in respect of any of the foregoing, in accordance with Section 5.03, but excluding any equity compensation, transaction or retention payments, defined benefit, non-qualified deferred compensation, post-retirement or retiree medical benefits), (iv) any increase in costs relating to any changes in the scope, quality, nature, duration or quantity of the Services provided or how the Services are provided that are (and to the extent) requested in writing by RemainCo relating to newly installed products or equipment or any upgrades to existing products or equipment or (v) an increase in costs resulting from a reasonable change in the pricing methodology for a particular Service, provided that SpinCo is implementing the same change with respect to all of its businesses or divisions that utilize the Service. Upon reasonable determination by SpinCo that a basis for the increase of a Service Charge set forth in the immediately preceding sentence exists, SpinCo shall notify RemainCo in writing of the basis for such increase and the amount of such increase (with supporting documentation, subject to any obligations of confidentiality to which SpinCo is subject, it being agreed that SpinCo will use commercially reasonable efforts to obtain any waivers or consents necessary to disclose such Confidential Information to RemainCo, as long as RemainCo agrees to keep such information confidential on customary terms), and the appropriate Schedule shall be amended to reflect such increased Service Charge and such increased Service Charge shall thereafter, from the beginning of the immediately following month, be deemed to be the Service Charge for the relevant Service hereunder. For the avoidance of doubt, increases in Service Charges may result from more than one of the causes set forth in clauses (i) through (v) of the second sentence of this Section 5.01(a).
(b)   During the term of this Agreement, the amount of a Service Charge for any Services (or category of Services, as applicable) shall be decreased to the extent that there is an evidenced decrease after the date hereof in the costs actually incurred by SpinCo in providing such Services as a result of (i) a decrease in the scope or volume of such Services being provided to the relevant Recipient (as compared to the amount of the Services underlying the determination of a Service Charge) that is (and to the extent) requested (in writing) by RemainCo, (ii) a decrease in the rates or charges imposed by SpinCo’s service provider or other third-party provider that is providing goods or services used by SpinCo in providing the Services (as compared to the rates or charges underlying a Service Charge), (iii) a decrease in the payroll or benefits for any Service Employee (including, in the case of any ClinOps Employee, a decrease resulting from the forfeiture of any severance amount (or portion thereof) set forth on Schedule B in accordance with its terms), (iv) any decrease in costs relating to any changes in the scope, quality, nature, duration or quantity of the Services provided or how the Services are provided that are (and to the extent) requested in writing by RemainCo (including relating to newly installed products or equipment or any upgrades to existing products or equipment), or (v) a decrease in costs resulting from a reasonable change in the pricing methodology for a particular Service, provided that SpinCo is implementing the same change with respect to all of its businesses or divisions that utilize the Service; provided, that SpinCo shall reasonably notify RemainCo of any decrease in the amount of any Service Charge as set forth in the foregoing clauses (i) through (v), and the appropriate Schedule shall be amended to reflect such decreased Service Charge and such decreased Service Charge shall thereafter, from the beginning of the immediately following month, be deemed to be the Service Charge for the relevant Service hereunder.
(c)   RemainCo, at its sole cost and expense, shall have the right, by reasonable prior notice given to SpinCo, to retain an independent third party to audit SpinCo’s and its Affiliates’ books and records to confirm the Service Charges levied by SpinCo for the Services or any other amount paid or payable by RemainCo to SpinCo hereunder (i) once within the first three (3) months of the term of the Agreement, and (ii) following such audit, no more often than once every six (6) months thereafter for the duration of the term of the Agreement. Upon written request by RemainCo, SpinCo shall, or shall cause its Affiliates to, within a reasonable period of time, provide, at the sole cost and expense of RemainCo, all assistance, records and access reasonably requested by RemainCo in responding to such audit, solely to the extent it relates to Service Charges for the Services provided hereunder provided, however, that (a) notwithstanding the foregoing, SpinCo shall not be required to provide RemainCo and its representatives such access to the extent it, in the SpinCo’s reasonable discretion, would reasonably be expected to waive any applicable privileges (including attorney client privilege), breach contractual confidentiality obligations or violate any applicable Law; provided, further, that SpinCo shall use its commercially reasonable efforts to provide such access in a manner that would not waive such privilege, breach such obligations or violate such Law, or would otherwise permit such access in a manner that would remove such objection, and (b) such access, inquiry or request shall not unreasonably interfere with the business or operations of SpinCo.
Section 5.02.   No Right to Set-Off.   RemainCo shall pay the full amount of Service Charges, Termination Charges (to the extent applicable) and shall not set off, counterclaim or otherwise withhold any amount owed (or to become due and owing) to SpinCo under this Agreement on account of any obligation owed (or to become due and owing) by SpinCo or any of its Affiliates to RemainCo or any of its Affiliates that has not been finally adjudicated, settled or otherwise agreed upon by the Parties in writing.
Section 5.03.   Tax Matters.
(a)   Services Taxes.   RemainCo shall bear any and all sales, use, excise, value added, indirect, goods and services and other similar taxes (and any related interest and penalties) imposed on, or payable with respect to, any Service Charges payable by RemainCo pursuant to this Agreement (such taxes, the “Service Taxes”). For the avoidance of doubt, this Section 5.03(a) shall not apply to, and RemainCo and SpinCo each shall pay and be responsible for, all Taxes based on their respective income, profits or assets, employment Taxes and all other Taxes not described in the previous sentence that are imposed on each of them or their respective Affiliates.
(b)   Withholding Tax or Other Similar Taxes.   RemainCo (and its applicable Affiliates) shall have the right to withhold or deduct Taxes from any payments made under this Agreement as required by applicable Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Governmental Authority (including any Taxing Authority) on a timely basis in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement as having been paid to the Party to whom such amounts would otherwise have been paid.
(c)   Minimization and Recovery of Taxes.   SpinCo shall use commercially reasonable efforts to (i) minimize the amount of Service Taxes or amounts required to be withhold or deducted under applicable Law by RemainCo under Section 5.03(b) and (ii) claim any available refunds or credits of Service Taxes or amounts withheld under applicable Law by RemainCo. SpinCo shall promptly pay (or cause to be paid) to RemainCo any such amounts recovered by SpinCo or its Affiliates pursuant to the previous sentence.
(d)   Cooperation.   RemainCo and SpinCo shall use commercially reasonable efforts to cooperate to minimize the imposition of, and the amount of, any taxes described in Section 5.03 (including through the provision of any relevant forms or other documents). SpinCo shall keep RemainCo reasonably informed with respect to (i) the reporting of Services Taxes, (ii) any audit relating to Services Taxes, or (iii) any assessment, refund, claim or legal proceeding relating to Services Taxes, including, in each instance, providing RemainCo with such information and documentation as is reasonably neccesary. Without limiting the generality of the foregoing, upon entering into this Agreement, and at any time thereafter that RemainCo reasonably requests, SpinCo shall provide RemainCo an IRS Form W-9 or applicable IRS Form W-8, as applicable, or any similar form reasonably requested by RemainCo under any applicable Law, in order to avail themselves of any exemptions from and to minimize any applicable withholding taxes on any amounts otherwise payable pursuant to this Agreement.
Section 5.04.   Service Employees.
(a)   Except as provided in Section 5.04(b), SpinCo shall continuously employ each of the ClinOps Employees, with the same title and job duties as were in effect for such Service Employee on the day immediately preceding the Closing Date, from the Closing Date through the end of the applicable Service Period (or if earlier, the effective date of such ClinOps Employee’s voluntary resignation of employment). Except as provided in Section 5.04(c), SpinCo shall maintain for each ClinOps Employee the same base salary (or wage rate, as applicable) annual target cash bonus opportunity and employee benefits that were in effect for such ClinOps Employee on the day immediately preceding the Closing Date.

(b)   Notwithstanding anything to the contrary herein, SpinCo shall not, without Cause or RemainCo’s prior written consent, terminate the employment of any ClinOps Employee prior to the end of the applicable Service Period. SpinCo shall notify RemainCo in writing promptly, and in no event more than five (5) Business Days, after a ClinOps Employee gives notice of resignation, and shall, if reasonably practicable, notify RemainCo in writing five (5) Business Days prior to termination of a ClinOps Employee by SpinCo for Cause. Upon RemainCo’s written request that a Service Employee be removed from service, SpinCo shall, within one (1) Business Day, cause such Service Employee to cease providing any Services to RemainCo and, (i) as of the date thereof (the “Service Employee End Date”), such Service Employee shall cease to be a Service Employee, (ii) SpinCo shall be solely responsible for all compensation, benefits or other costs associated with such Service Employee that accrue or arise after the Service Employee End Date, and (iii) except for any severance to be provided to a ClinOps Employee in accordance with Schedule B, SpinCo shall cease to include the cost of compensation and benefits for such Services Employee in the calculation of the Service Charge, other than ordinary-course compensation and benefits accrued through such Service Employee’s Service Employee End Date.
(c)   SpinCo shall not, without RemainCo’s prior written consent, make any change to the compensation, benefits or other terms and conditions of employment of any of the ClinOps Employees prior to the end of the applicable Service Period, other than with respect to broad-based changes in employee benefits that are implemented by SpinCo in the ordinary course for its employees, generally, and that do not have a disproportionate impact on the ClinOps Employees.
ARTICLE VI
STANDARD FOR SERVICE
Section 6.01.   Standard for Service.   Except as otherwise provided in this Agreement or the Schedules, SpinCo agrees to provide, or cause to be provided, the Services such that the nature, quality, standard of care and the service levels at which such Services are performed are, in all material respects, no less than the nature, quality, standard of care and service levels at which substantially the same services were performed by or on behalf of the SpinCo Assets (including personnel) as of twelve (12) months prior to the Distribution Date (or, if not so previously provided, then substantially the same nature, quality, standard of care and service levels as those applicable to similar services performed by or on behalf of the SpinCo Assets (including personnel) as of twelve (12) months prior to the Distribution Date); provided, however, that nothing in this Agreement shall require any SpinCo Entity to favor any RemainCo Entity’s operation of its business over any SpinCo Entity’s own business operation. Without limiting its obligations pursuant to this Section 6.01, SpinCo will not be obligated under this Agreement to (x) hire additional employees or, with the exception of the ClinOps Employees, retain specific employees or (y) purchase, lease, or license any additional Software, or additional equipment or other assets.
Section 6.02.   Third Parties.   Subject to compliance with Section 3.01, in the event any Required Consent is required for SpinCo or its designees to provide any Services and such Required Consent is not obtained, the Parties shall cooperate in good faith to identify a commercially reasonable alternative to such Services, and SpinCo shall use good faith efforts to supplement, modify, substitute or otherwise alter the Services to provide such Services without such Required Consent. If the Parties are unable to identify such an alternative, SpinCo and its Affiliates shall not be obligated to provide any such Services or to obtain replacement services therefor. SpinCo shall not be obligated to provide any Services which, if provided, would violate any third-party Contract.
Section 6.03.   Maintenance.   In the event that SpinCo’s facilities are temporarily shut down for reasons outside of SpinCo’s control, with respect to the Services dependent on the operation of such facilities or systems, SpinCo shall be relieved of its obligations hereunder to provide such Services during the period that such facilities or systems are so shut down in compliance with this Agreement, but shall use commercially reasonable efforts to minimize any period of shutdown. RemainCo shall be relieved of its obligation hereunder to pay Service Charges for any Services that cannot be provided by SpinCo for the duration of such shutdown.
Section 6.04.   Modifications.   SpinCo may modify a Service (including, with respect to the cost (determined in accordance with Section 5.01), scope, timing and quality of such Service) (a) to the extent the same modification is made with respect to the entirety of SpinCo’s provision of such Service to any of its Affiliates and any other Person to whom SpinCo provides such Service; or (b) if provision of such Service is prohibited or restricted by applicable Law; provided, however, that, in such event, SpinCo shall use commercially reasonable efforts to limit the disruption to the business or operations of the relevant Recipient caused by such modification. SpinCo’s responsibilities set forth herein shall be amended as reasonably necessary to conform to any such modifications made pursuant to this Section 6.04 and each Recipient shall use commercially reasonable efforts to comply with any such amendments. Subject to the terms in this Agreement, in providing its Services hereunder, SpinCo may use any information systems, hardware, Software, processes and procedures it deems necessary or desirable in its reasonable discretion, subject to Section 6.01.
Section 6.05.   Disclaimer of Warranties.   Except as expressly set forth in Section 6.01 and subject to the limitations in ARTICLE VIII, the Parties acknowledge and agree that the Services are provided on an as-is, where-is basis, that each Recipient assumes all risks and liability arising from or relating to its use of and reliance upon the Services and SpinCo makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SPINCO HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, COMMERCIAL UTILITY, MERCHANTABILITY, FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE OR USE, TITLE, NON-INFRINGEMENT, ACCURACY, AVAILABILITY, TIMELINESS, COMPLETENESS, THE RESULTS TO BE OBTAINED FROM SUCH SERVICES OR ARISING FROM COURSE OF PERFORMANCE, DEALING, USAGE OR TRADE, AND EACH RECIPIENT, ON ITS BEHALF AND ON BEHALF OF ALL OF ITS AFFILIATES, HEREBY ACKNOWLEDGES SUCH DISCLAIMER AND RECIPIENT SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY SUCH REPRESENTATION OR WARRANTY.
Section 6.06.   Compliance with Laws and Regulations.   Each Party shall be responsible for its and its Affiliates’ own compliance with any and all Laws applicable to its and their performance under this Agreement. No Party or its Affiliates shall take any action in violation of any such applicable Law that would reasonably be likely to result in liability being imposed on the other Party or its Affiliates, as the case may be. SpinCo shall not be obligated to provide any Service which, if provided, would violate any applicable Law.
Section 6.07.   No Professional Services.   Notwithstanding anything to the contrary contained in this Agreement or in any Schedule hereto, neither SpinCo or any of its Affiliates, nor any of its or their respective Representatives, shall be obligated to provide, or shall be deemed to be providing, any legal, regulatory, compliance, financial, payroll and benefits, accounting, treasury or tax advice or IT consulting services to RemainCo or any of its Affiliates, or any of their respective Representatives, pursuant to this Agreement or any Schedule hereto, whether as part of or in connection with the Services provided hereunder or otherwise, except as set forth on Schedule A.
Section 6.08.   No Reporting Obligations.   Notwithstanding anything to the contrary contained in this Agreement or in any Schedule, except to the extent required by applicable Law or to the extent it is expressly stated in a Schedule that a filing obligation exists, neither SpinCo or any of its Affiliates, nor any of its or their respective Representatives, shall be obligated, pursuant to this Agreement or any Schedule, as part of or in connection with the Services provided hereunder, as a result of storing or maintaining any data referred to herein or in any Schedule hereto, or otherwise, to prepare or deliver any notification or report to any Governmental Authority (including any Taxing Authority) or other Person on behalf of RemainCo or any of its Affiliates, or any of its or their respective Representatives.
ARTICLE VII
DISPUTE RESOLUTION
Section 7.01.   Dispute Resolution.
(a)   In the event of any dispute, controversy, claim or action arising out of or relating to the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement, or calculation or allocation of the costs of any Service, including indemnification claims and claims seeking redress or asserting rights under any Law, whether in contract, tort, common law, statutory law, equity or otherwise, including any question regarding the negotiation, execution or performance of this Agreement (each, a “TSA Dispute”), RemainCo and SpinCo agree that the RemainCo Services Manager and the SpinCo Services Manager (or such other people as RemainCo and SpinCo may designate) shall negotiate in good faith in an attempt to resolve such TSA Dispute promptly and amicably. If such TSA Dispute has not been resolved to the mutual satisfaction of RemainCo and SpinCo within thirty (30) days after the initial notice of the TSA Dispute (or such longer period as the Parties may agree in writing), then, the General Counsel of SpinCo or his or her designee, on behalf of SpinCo, and an authorized representative of RemainCo shall negotiate in good faith in an attempt to resolve such TSA Dispute amicably for an additional twenty (20) days (or such longer period as the Parties may agree in writing). If, at the end of such time, such Persons are unable to resolve such TSA Dispute amicably, then such TSA Dispute shall be resolved in accordance with the dispute resolution process set forth in Section 8.11 of the Separation Agreement; provided that such dispute resolution process shall not modify or add to the remedies available to the Parties under this Agreement.
(b)   In any TSA Dispute regarding the amount of a Service Charge or Termination Charge, if after such TSA Dispute is finally adjudicated pursuant to the dispute resolution or judicial process set forth in Section 7.01(a), it is determined that the Service Charge or Termination Charge that SpinCo has invoiced RemainCo, and that RemainCo has paid to SpinCo, is greater or less than the amount that the applicable charge should have been, then (i) if it is determined that RemainCo has overpaid the Service Charge or Termination Charge, SpinCo shall, within five (5) Business Days after such determination, reimburse RemainCo an amount of cash equal to such overpayment and (ii) if it is determined that RemainCo has underpaid the Service Charge or Termination Charge, RemainCo shall within five (5) Business Days after such determination reimburse SpinCo an amount of cash equal to such underpayment.
ARTICLE VIII
LIMITED LIABILITY AND INDEMNIFICATION
Section 8.01.   Limitation of Liability.
(a)   Notwithstanding any other provision contained in this Agreement, SpinCo, its Affiliates or Representatives (each, a “SpinCo Indemnified Party”) shall not be liable under this Agreement for any consequential, special, incidental, indirect or punitive damages, any amount calculated based upon any multiple of earnings, book value or cash flow, or diminution in value, lost profits or similar items (including loss of revenue, business interruption, income or profits, diminution of value or loss of business reputation or opportunity or loss of customers, goodwill or use) regardless of whether such items are based in contract, breach of warranty, tort or negligence or any other theory, and regardless of whether SpinCo or any of its Affiliates has been advised of, knew or should have known of, anticipated or foreseen the possibility of such damages. The Parties acknowledge that the Services to be provided hereunder are subject to, and that the remedies under this Agreement are limited by, the applicable provisions of ARTICLE VI, including the limitations on representations and warranties with respect to the Services.
(b)   The aggregate liability and indemnification obligations of SpinCo or any SpinCo Indemnified Party (in each case, in connection with the provision of Services by SpinCo and any SpinCo Indemnified Parties) and RemainCo or any RemainCo Indemnified Party (in each case, in connection with the receipt of Services by RemainCo and any RemainCo Indemnified Parties), as applicable, with respect to this Agreement, the Services or the transactions contemplated by this Agreement shall not exceed, in the aggregate in the applicable calendar year, the aggregate amount of Service Charges actually paid hereunder to or by such Party during such calendar year.
Section 8.02.   RemainCo Indemnification Obligation.   Subject to the limitation set forth in Section 8.01(b), each Recipient shall indemnify, defend and hold harmless each SpinCo Indemnified Party from and against any and all losses, and shall reimburse each SpinCo Indemnified Party for all reasonable expenses as they are incurred, whether or not in connection with pending litigation and whether or not any SpinCo Indemnified Party is a Party, to the extent caused by, resulting from or in connection with

RemainCo’s gross negligence or willful misconduct in using any of the Services rendered or to be rendered by or on behalf of SpinCo pursuant to this Agreement or material breach of this Agreement.
Section 8.03.   SpinCo Indemnification Obligation.   Subject to the limitations set forth in Section 8.01, SpinCo shall indemnify, defend and hold harmless each relevant Recipient and its Affiliates and Representatives (each, a “RemainCo Indemnified Party”) from and against any and all losses, and shall reimburse each RemainCo Indemnified Party for all reasonable expenses as they are incurred, whether or not in connection with pending litigation and whether or not any RemainCo Indemnified Party is a Party, to the extent caused by, resulting from or arising out of or in connection with SpinCo’s gross negligence or willful misconduct in providing any of the Services rendered or to be rendered by or on behalf of SpinCo pursuant to this Agreement or any material breach of this Agreement.
Section 8.04.   Indemnification Procedure.   The provisions set forth in Article V of the Separation Agreement shall apply mutatis mutandis to the indemnification provisions of this Agreement, with such conforming changes thereto as are necessary to apply the provisions, and preserve the effect, thereof to the terms of this Agreement.
Section 8.05.   Liability for Payment Obligations.   Nothing in this ARTICLE VIII shall be deemed to eliminate or limit, in any respect, RemainCo’s or SpinCo’s express obligation in this Agreement to pay Termination Charges (to the extent applicable) or Service Charges for Services rendered in accordance with this Agreement.
Section 8.06.   Exclusion of Other Remedies.   The indemnification expressly provided in this ARTICLE VIII shall be the sole and exclusive monetary remedies of the SpinCo Indemnified Parties and the RemainCo Indemnified Parties, as applicable, for any claim, loss, damage, expense or liability, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise arising under this Agreement, or in respect of the Services or actions taken by Parties in connection with the transactions contemplated by this Agreement.
Section 8.07.   Mitigation.   Each Indemnified Party shall use its reasonable best efforts to mitigate any loss for which such Indemnified Party seeks indemnification under this Agreement.
ARTICLE IX
TERM AND TERMINATION; EXTENSION OF SERVICE PERIOD
Section 9.01.   Term and Termination.
(a)   This Agreement shall commence immediately upon the Distribution Date and shall terminate upon the earlier to occur of: (i) the last date on which SpinCo is obligated to provide any Service to a Recipient (including for the purposes of this sub-section, the services described in Section 2.06) in accordance with the terms hereof; and (ii) the mutual written agreement of the Parties to terminate this Agreement in its entirety.
(b)   Without prejudice to any Recipient’s rights with respect to a Force Majeure Event, RemainCo may terminate this Agreement with respect to any Service, in whole (by Service line item) but not in part: (i) for any reason or no reason upon providing at least thirty (30) days’ prior written notice to SpinCo of such termination (or such greater or smaller number of days as is provided in the Schedules) (it being understood that an early termination may result in Termination Charges being payable by RemainCo under this Agreement), or (ii) if SpinCo has failed to perform any of its material obligations under this Agreement with respect to such Service, and such failure shall continue to exist fifteen (15) days after receipt by SpinCo of written notice of such failure from RemainCo.
(c)   SpinCo may terminate this Agreement with respect to one or more Services, in whole (by Service line item) but not in part, at any time if a Recipient has failed to perform any of its material obligations under this Agreement relating to such Service, and such failure shall continue to exist for a period of thirty (30) days after receipt by RemainCo of a written notice of such failure from SpinCo.
(d)   Both Parties may terminate this Agreement with respect to one or more Services (i) immediately upon mutual written agreement or (ii) immediately upon written notice to the other Party in the event that such other Party: (1) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief Laws or similar Laws in any other jurisdiction; (2) makes a general assignment for the benefit of its creditors; or (3) ceases operations or is liquidated or dissolved.
(e)   Upon termination of this Agreement with respect to one or more Services, the relevant Schedule shall be updated to reflect any terminated Service. In the event that the effective date of the termination of any Service is a day other than the last day of a Service Period, any periodic Service Charge associated with such Service shall be pro-rated appropriately.
(f)   RemainCo may from time-to-time request in writing a reduction or increase in part of the scope of any Service (it being understood that a reduction may result in Termination Charges being payable by RemainCo under this Agreement). If requested to do so by RemainCo, SpinCo agrees to discuss in good faith the potential reduction or increase in scope and any applicable reductions or increases to the Service Charges in light of all relevant factors including the costs and benefits to SpinCo of any such reductions or increases and (in the case of reductions in scope) any applicable Termination Charges. With respect to any Services that SpinCo has agreed to reduce or increase, the relevant Schedule shall be updated to reflect any such agreed upon reduction or increase in the Service in the level of service provided and the corresponding Service Charges shall be either reduced or increased, as applicable, to the extent the incremental cost to SpinCo of providing such Services is reduced or increased, as applicable, provided, and for clarity, any such increase in a Service Charge shall not be based on any increased incremental costs to SpinCo already embodied in a Termination Charge paid or payable by RemainCo hereunder. For the avoidance of doubt, SpinCo is not obligated to reduce or increase the scope of any Services or relevant Service Charges.
Section 9.02.   Effect of Termination of Services.
(a)   Upon termination (for any reason other than expiration of the Service Period duration) or reduction of any Service (in whole or in part) pursuant to this Agreement, (A) RemainCo shall bear all Termination Charges, to the extent applicable, other than Termination Charges identified on Schedule A as SpinCo obligations, provided, however, that SpinCo shall not be under any obligation to pay any Termination Charges with respect to any termination of any Service by SpinCo pursuant to Section 9.01(c) or Section 9.01(d)(ii) (and, for the avoidance of doubt, any such Termination Charges shall be borne by RemainCo); provided, further, that SpinCo shall bear all Termination Charges with respect to any termination of any Service by RemainCo pursuant to Section 9.01(b)(ii) or Section 9.01(d)(ii). All Termination Charges shall be invoiced and paid as provided in ARTICLE V.
(b)   Upon termination of any Service pursuant to this Agreement, SpinCo shall have no further obligation to provide the terminated Service, and RemainCo shall have no obligation to pay any future Service Charges relating to any such Service; provided that RemainCo shall remain obligated to SpinCo for the (i) Service Charges and other fees, costs and expenses (if any) owed and payable under the terms of this Agreement in respect of Services provided prior to the effective date of termination, including Service Charges that are billed in arrears, (ii) Termination Charges, only to the extent applicable, as invoiced by SpinCo to RemainCo; provided, that any such Termination Charges must be invoiced by SpinCo within thirty (30) days after the early termination of a Service. Upon termination of any Service pursuant to this Agreement, SpinCo shall reduce for the next monthly billing period the amount of the Service Charge for the category of Services in which the terminated Service was included (such reduction to reflect the elimination of all costs incurred in connection with the terminated service to the extent the same are not required to provide other Services to RemainCo), and, upon request of RemainCo, SpinCo shall provide RemainCo with documentation or information regarding the calculation of the amount of the reduction. In connection with termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination. In connection with a termination of this Agreement, ARTICLE I, Section 6.05, ARTICLE VIII (including liability in respect of any indemnifiable losses under this Agreement arising or occurring on or prior to the date of termination), this ARTICLE IX, ARTICLE X, all confidentiality obligations under this Agreement and liability for all due and unpaid Service Charges and Termination Charges (to the extent applicable) shall continue to survive indefinitely.
Section 9.03.   Force Majeure.   Neither Party (nor any Person acting on its behalf) shall be liable to the other Party for any loss as a result of any delay or failure in the performance of any obligation hereunder which is due to fire, flood, war, acts of God, strikes, riots, pandemic (including delays or issues caused by the SARS-Cov-2 virus and COVID-19 disease, or measures taken by a Governmental Authority with respect thereto), Governmental Authority, or other causes beyond its reasonable control (a “Force Majeure Event”); provided that the Party so affected shall notify the other Party in writing promptly upon the onset of any Force Majeure Event, shall use commercially reasonable efforts to mitigate the effect of any Force Majeure Event to the extent reasonably practical, and notify the other Party in writing promptly upon the termination of any Force Majeure Event. In the event that SpinCo is unable to provide any Service due to a Force Majeure Event, RemainCo shall be relieved of its obligation to pay for any such Service to the extent not provided (including any Termination Charges payable by RemainCo pursuant to the terms of this Agreement); provided that a Force Majeure Event shall not relieve RemainCo from its payment obligations under this Agreement with respect to the Services actually performed hereunder.
Section 9.04.   Extension of Service Period.   Upon sixty (60) days’ advance written notice prior to the expiration of the Service Period for any Service, RemainCo may request a service extension. Provided that RemainCo has been using good faith efforts to migrate off of or replace such Service prior to the end of the applicable Service Period, SpinCo shall use commercially reasonable efforts to accommodate any such extension. If such a request is made, the Parties shall discuss in good faith the requested scope, duration and other terms, including applicable Service Charge, of such proposed extension. In no event shall the term (meaning the initial term and extension period, including any extension periods previously permitted under this Agreement) of a particular Service exceed the maximum period permitted under any third-party agreement(s) that exist as of the date hereof and are necessary to provide or support such Service.
ARTICLE X
GENERAL PROVISIONS
Section 10.01.   Independent Contractors.   Nothing contained herein is intended or shall be deemed to make any Party or its respective Affiliates the agent, employee, partner or joint venture of any other Party or its Affiliates or be deemed to provide such Party or its Affiliates with the power or authority to act on behalf of the other Party or its Affiliates or to bind the other Party or its Affiliates to any Contract, agreement or arrangement with any other individual or entity. SpinCo shall act as an independent contractor and not as the agent of any Recipient in performing such Service, maintaining control over its employees, its subcontractors and their employees and complying with all withholding of income at source requirements, whether federal, state, local or foreign.
Section 10.02.   Subcontractors.   SpinCo may hire or engage one or more subcontractors to perform any or all of its obligations under this Agreement; provided that (a) SpinCo shall use the same degree of care in selecting any such subcontractor as it would if such subcontractor was being retained to provide similar services to SpinCo; and (b) SpinCo shall in all cases remain primarily responsible for all of its obligations hereunder with respect to the scope of the Services, the standard for Services as set forth in ARTICLE VI hereof and the content of the Services provided to the relevant Recipient.
Section 10.03.   Treatment of Confidential Information.
(a)   The Parties acknowledge that, by reason of their relationship and the provision and receipt of Services, each Party may have access to Confidential Information concerning the other Party’s business, products and services, including the 101 Business. For the avoidance of doubt, any Confidential Information with respect to the 101 Business shall be owned by RemainCo, regardless of whether the SpinCo Group discloses such Confidential Information to RemainCo in the course of its provision of Services under this Agreement. Each Party agrees that it shall not, and shall cause its Affiliates and its and its Affiliates’ officers, directors, members, managers, partners, employees, agents and other personnel not to, use in any way, for their own account or the account of any third party, or disclose to any third party, any such Confidential Information without prior written authorization from the disclosing Party, and in the case of any Confidential Information regarding the 101 Business, RemainCo, except for purposes of this Agreement; provided, however, that each Party may disclose Confidential Information of the other Party, to the extent permitted by applicable Law: (i) to its Representatives on a need-to-know basis in connection with the performance of such Party’s obligations under this Agreement; or (ii) in order to comply with applicable Law or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to the disclosing Party in the course of any litigation, investigation or administrative proceeding. In the event that a Party becomes legally compelled (based on advice of counsel) by judicial, investigative or administrative process to disclose any Confidential Information of the other Party, such disclosing Party (to the extent legally permitted) shall provide the other Party with prompt prior written notice of such requirement, and, to the extent reasonably practicable, cooperate with the other Party (at such other Party’s expense) to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed, including interposing all available objections thereto, such as objections based on settlement privilege. In the event that such protective order or other similar remedy is not obtained, the disclosing Party shall furnish only that portion of the Confidential Information that has been legally compelled and shall exercise its reasonable best efforts (at such other Party’s expense) to obtain assurance that confidential treatment shall be accorded such Confidential Information. In the event that a Party becomes legally required (based on advice of counsel) to disclose Confidential Information pursuant to stock exchange rules or securities Laws, the disclosing Party shall allow the other Party a reasonable opportunity to review and comment on the portion of such disclosure containing or reflecting Confidential Information, prior to the disclosure thereof.
(b)   Each Party shall, and shall cause its Representatives to, protect the Confidential Information of the other Party by using the same degree of care to prevent the unauthorized disclosure of such Confidential Information as the Party uses to protect its own Confidential Information of a like nature, which shall not be less than a reasonable standard of care.
(c)   Each Party shall inform its Representatives and Affiliates of the confidential nature of the information and direct them to abide by the terms hereof in advance of the disclosure of any such Confidential Information to them. Such disclosing Party shall be responsible for any breach of this Agreement by such Representatives or Affiliates, as if such Representatives or Affiliates were a party hereto.
(d)   Each Party shall comply with this Agreement (including but not limited to this Section 10.03(d) and the Data Processing Addendum attached hereto as Schedule C) and all applicable Laws (including Privacy Laws (as defined in the Data Processing Addendum)) that are or that may in the future be applicable to the provision of Services hereunder, including as related to any Personal Information (as defined in the Merger Agreement).
(e)   The provisions of the Data Processing Addendum attached hereto as Schedule C shall govern the processing of Personal Information in connection with the provision of Services under this Agreement.
(f)   Each Party shall use reasonable best efforts to ensure that at completion of specific Services or termination of this Agreement, all access to Confidential Information of the other Party that was provided for purposes of SpinCo providing such Services to any Recipient, including any access rights provided under Section 4.01 hereof, will be terminated, including cancellation of all user identifications and passwords related thereto, if any, and any Confidential Information of the other Party will be deleted or returned to such other Party.
Section 10.04.   Further Assurances.   From time to time following the Distribution, the Parties shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all reasonable further conveyances, notices, assumptions, releases and acquittances and such instruments, and shall take such reasonable actions as may be necessary or appropriate to make effective the transactions contemplated hereby as may be reasonably requested by the other Party; provided, however, that nothing in this Section 10.04 shall require either Party or its Affiliates to pay money to, commence or participate in any action or proceeding with respect to, or offer or grant any accommodation (financial or otherwise) to, any third-party following the date hereof.
Section 10.05.   Rules of Construction.   Interpretation of this Agreement shall be governed by the rules of construction set forth in Section 1.2 of the Separation Agreement.
Section 10.06.   Notices.   Except with respect to routine communications by the SpinCo Services Manager under Section 2.04, all notices and other communications under this Agreement shall be made in accordance with Section 8.14 of the Separation Agreement.

Section 10.07.   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The Parties will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.
Section 10.08.   Assignment.   This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Except as otherwise provided for in this Agreement, neither this Agreement nor any right, interest or obligation arising under this Agreement shall be assignable, in whole or in part, directly or indirectly, by either Party without the prior written consent of the other Party, and any attempt to assign any rights, interests or obligations arising under this Agreement without such consent shall be void; provided, that (i) a Party may assign any or all of its rights, interests and obligations hereunder to a member of such Party’s Group, so long as such assignee agrees pursuant to an agreement in writing reasonably satisfactory to the other Party to be bound by the terms of this Agreement as if named a “Party” hereto, (ii) a Party may assign this Agreement or any or all of its rights, interests and obligations hereunder in connection with a merger, reorganization or consolidation transaction in which such Party is a constituent party but not the surviving entity or the sale by such Party of all or substantially all of its Assets, so long as the surviving entity of such merger, reorganization or consolidation transaction or the transferee of such Assets shall assume all the obligations of the relevant Party by operation of law or pursuant to an agreement in writing, reasonably satisfactory to the other Party, to be bound by the terms of this Agreement as if named as a “Party” hereto, and (iii) a Party may assign this Agreement or any or all of its rights, interests and obligations hereunder in connection with a sale or disposition of any Assets or lines of business of such Party, so long as such assignee agrees pursuant to an agreement in writing reasonably satisfactory to the other Party to be bound by the terms of this Agreement as if named a “Party” hereto; provided, that in the case of an assignment pursuant to the foregoing clause (ii) or this clause (iii), (A) the non-assigning Party shall not be required to perform any obligation under this Agreement that would result in the breach or violation of any third party Contract by such Party or its Affiliates without the prior written consent of the non-assigning Party; provided, further, that in the case of each of the preceding clauses, no assignment permitted by this Section 10.08 shall release the assigning Party from liability for the full performance of its obligations under this Agreement, unless agreed to in writing by the non-assigning Party. Notwithstanding the foregoing, rights and obligations of RemainCo under this Agreement may be assigned as and to the extent provided in the Separation Agreement.
Section 10.09.   No Third-Party Beneficiaries.   Except as expressly set forth herein with respect to SpinCo Indemnified Parties and RemainCo Indemnified Parties pursuant to ARTICLE VIII, (a) the provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any Person except the Parties hereto any rights or remedies hereunder and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.
Section 10.10.   Entire Agreement.   This Agreement (including any Schedules, Annexes or Exhibits hereto and the documents and instruments referenced herein), the Separation Agreement, the Merger Agreement and the Confidentiality Agreement contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to the subject matter hereof other than those set forth or referred to herein or therein, other than the Confidentiality Agreement, which will survive and remain in full force and effect . In the event of conflict or inconsistency between the provisions of this Agreement, on the one hand, and the provisions of any Local Transfer Agreement or Local Implementing Agreement (including any provision of a Local Transfer Agreement or Local Implementing Agreement providing for dispute resolution mechanisms inconsistent with those provided herein), on the other hand, the provisions of this Agreement shall prevail and remain in full force and effect. Each Party hereto shall, and shall cause each of its Subsidiaries to, implement the provisions of and the transactions contemplated by the Local Transfer Agreement or Local Implementing Agreement in accordance with the immediately preceding sentence.

Section 10.11.   Amendment.   Except as provided in Section 2.03, Section 5.01(a), Section 6.04, and Section 9.01, this Agreement (including all Exhibits and Schedules) may be amended, restated, supplemented or otherwise modified, only by written agreement duly executed by an authorized representative of each Party. No consent from any Indemnified Party under ARTICLE VIII (in each case other than the Parties) shall be required to amend this Agreement. Nothing in this Agreement will constitute an amendment to any plan or program sponsored by RemainCo, and no RemainCo plan or program will be amended absent a separate written amendment that complies with the plan’s or program’s amendment procedures.
Section 10.12.   Waiver.   No failure or delay of any Party (or the applicable member of its Group) in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Waiver by any Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default.
Section 10.13.   Governing Law.   This Agreement, and any TSA Dispute, shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof. SpinCo shall cause the SpinCo Indemnified Parties, and RemainCo shall cause RemainCo Indemnified Parties, to comply with the foregoing and with Section 7.01 as though such Indemnified Parties were a Party to this Agreement.
Section 10.14.   Non-Recourse.   All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as Parties to this Agreement. No Person who is not a Party, including any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to, this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by Law, each Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates.
Section 10.15.   Counterparts.   This Agreement may be executed in one or more counterparts, all of which counterparts shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. This Agreement may be executed by facsimile or PDF signature and scanned and exchanged by electronic mail, and such facsimile or PDF signature or scanned and exchanged copies shall constitute an original for all purposes.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.
INHIBRX, INC.
By:

Name: [•]
Title: [•]
IBEX SPINCO, INC.
By:

Name: [•]
Title: [•]
[Signature Page to Transaction Services Agreement]

Exhibit B
AMENDED AND RESTATED BYLAWS
OF
IBEX SPINCO, INC.

ARTICLE I
STOCKHOLDERS
1.1   Place of Meetings.   All meetings of stockholders shall be held at such place, or by means of remote communication, as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation. For purposes of these Bylaws, “remote communication” shall include telephone, internet, webcast or any other voice or video communications.
1.2   Annual Meeting.   The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The corporation may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
1.3   Special Meetings.   Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and may not be called by any other person or persons. The corporation may postpone, reschedule or cancel any previously scheduled special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.
1.4   Notice of Meetings.   Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.
1.5   Voting List.   The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to inspect the list of stockholders required by this Section 1.5 or to vote in person or by proxy at any meeting of stockholders.
1.6   Quorum.   Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law or the Certificate of Incorporation, the holders of a majority in voting power of the shares of such class or classes or series of the capital stock of the corporation issued and outstanding and entitled to vote on such matter, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1.7   Adjournments.   Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the chairman of the meeting or by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are (a) announced at the meeting at which adjournment is taken, (b) displayed, during the time scheduled for the original meeting by means of remote communication or (c) set forth in the notice of meeting for the original meeting given in accordance with Section 1.4 hereof and Section 222(a) of the General Corporation Law of the State of Delaware, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
1.8   Voting and Proxies.   Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
1.9   Action at Meeting.   When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each such class or series, the holders of a majority in voting power of the shares of stock of that class or series present or represented at the meeting and voting affirmatively or negatively on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.
1.10   Nomination of Directors.
(a)   Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorship or (3) as otherwise required by applicable law or stock exchange regulation, at any meeting of stockholders, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) timely complies with the notice procedures in Section 1.10(b), (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting and (z) is entitled to vote at such meeting.
(b)   To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (1) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) in the case of the annual meeting of stockholders of the corporation to be held in 2021 or (y) in the event that the date of the annual meeting in any other year is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (2) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors, the Chairman of the Board or the Chief Executive Officer has determined, in accordance with Section 1.3, that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that the Board of Directors, the Chairman of the Board or the Chief Executive Officer, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such person, (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (x) the stockholder, the beneficial owner, if any, on whose behalf the nomination is being made and the respective affiliates and associates of, or others acting in concert with, such stockholder and such beneficial owner, on the one hand, and (y) each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with such nominee(s), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made or any affiliate or associate thereof or person acting in concert therewith were the “registrant” for purposes of such Item and the proposed nominee were a director or executive officer of such registrant, (5) the completed and signed written questionnaire, representation and agreement (the “Questionnaire”), and (6) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made (1) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are being made or who may participate in the solicitation of proxies in favor of electing such nominee(s), (4) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (5) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (6) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice, and (7) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock reasonably believed by such stockholder or such beneficial owner to be sufficient to elect the nominee (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies from stockholders in support of such nomination (and such representation shall be included in any such solicitation materials). The information required by Items (A)(1)(5) and (B)(1)(5) of the prior sentence shall be supplemented promptly (but not later than 2 business days before the commencement of the applicable meeting) by the stockholder giving the notice to provide updated information as of the record date. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder shall also provide any other information reasonably requested from time to time by the corporation within 5 business days. A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies or votes in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10.
The Secretary shall provide any stockholder the forms of the Questionnaire, upon written request therefor, which includes: (A) information, representations and agreements related to the background and qualification of such nominee and, if applicable, to and the background of any other person or entity making such nomination or on whose behalf the nomination is being made; (B) information as necessary to permit the Board of Directors to determine if such nominee (1) is independent under, and satisfies the audit, compensation or other board committee independence requirements under, the applicable rules and listing standards of the principal national securities exchanges upon which the stock of the corporation is listed or traded, any applicable rules of the Securities Exchange Commission or any other regulatory body with jurisdiction over the corporation, or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors and Board of Directors committee members, (2) is not or has not been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended from time to time, or (3) is not a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past 10 years ((1) through (3) collectively, the “Nominee Standards”); (C) a written representation and agreement that such person (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a director on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a director under applicable law, (3) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation, (3) will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the corporation that are applicable to directors and (4) currently intends to serve as a director for the full term for which he or she is standing for election; (D) such person’s written consent to being named as a nominee for election as a director and to serving as a director if elected; and (E) supplemental information promptly (and in any event within 5 business days) if any of the information provided to the corporation under the Questionnaire ceases to be accurate or complete in any material respect.
For the purposes of this Section 1.10, “affiliate” shall have the meaning ascribed thereto in the rules and regulations promulgated under the Exchange Act. For the purposes of this Section 1.10, the term “associate” means, with respect to any stockholder, (a) any other beneficial owner of stock of the corporation that are owned by such person and (b) any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or such beneficial owner. For purposes of this definition, the terms “controls,” “controlled by” and “under common control with” mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
(c)   The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall not be brought before the meeting.
(d)   Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.
(e)   Notwithstanding the foregoing provisions of this Section 1.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination, such nomination shall not be brought before the meeting, notwithstanding that proxies in respect of such nominee may have been received by the corporation. For purposes of this Section 1.10, to be considered a “qualified representative of the stockholder”, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.
(f)   For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
1.11   Notice of Business at Annual Meetings.
(a)   At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures in Section 1.11(b), (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (z) be entitled to vote at such annual meeting.
(b)   To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (1) in the case of the annual meeting of stockholders of the corporation to be held in 2021 or (2) in the event that the date of the annual meeting in any other year is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
The stockholder’s notice to the Secretary shall set forth: (A) as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting, (2) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-laws, the exact text of the proposed amendment), and (3) the reasons for conducting such business at the annual meeting, and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made (1) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business, (4) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business or who may participate in the solicitation of proxies in favor of such proposal, (5) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (6) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the business proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (7) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (8) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal (and such representation shall be included in any such solicitation materials). The information required by Items (A)(3) and (B)(1)-(6) of the prior sentence shall be supplemented promptly (but not later than 2 business days before the commencement of the applicable meeting) by the stockholder giving the notice to provide updated information as of the record date.
Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures in this Section 1.11; provided that any stockholder proposal that complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Exchange Act and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the notice requirements of this Section 1.11. A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the proposal is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.
(c)   The chairman of any annual meeting shall have the power and duty to determine whether business was properly brought before the annual meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the annual meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the annual meeting.
(d)   Except as otherwise required by law, nothing in this Section 1.11 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any proposal submitted by a stockholder.
(e)   Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the corporation.
(f)   For purposes of this Section 1.11, the terms “qualified representative of the stockholder” and “public disclosure” shall have the same meaning as in Section 1.10.
1.12   Conduct of Meetings.
(a)   Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
(b)   The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting and prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
(c)   The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.
(d)   In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.
1.13   No Action by Consent in Lieu of a Meeting.   Stockholders of the corporation may not take any action by written consent in lieu of a meeting.
ARTICLE II
DIRECTORS
2.1   General Powers.   The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

2.2   Number, Election and Qualification.   Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the corporation shall be established by the Board of Directors. Election of directors need not be by written ballot. Directors need not be stockholders of the corporation.
2.3   Chairman of the Board; Vice Chairman of the Board.   The Board of Directors may appoint from its members a Chairman of the Board and a Vice Chairman of the Board, neither of whom need be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.7 of these By-laws. If the Board of Directors appoints a Vice Chairman of the Board, such Vice Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors. Unless otherwise provided by the Board of Directors, the Chairman of the Board or, in the Chairman’s absence, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors.
2.4   Classes of Directors.   Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The allocation of directors among classes shall be determined by resolution of the Board of Directors.
2.5   Terms of Office.   Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the corporation’s first annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; each director initially assigned to Class II shall serve for a term expiring at the corporation’s second annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; and each director initially assigned to Class III shall serve for a term expiring at the corporation’s third annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.
2.6   Quorum.   The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board of Directors pursuant to Section 2.2 of these By-laws shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.
2.7   Action at Meeting.   Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or by the Certificate of Incorporation.
2.8   Removal.   Subject to the rights of holders of any series of Preferred Stock, directors of the corporation may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.
2.9   Vacancies.   Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly-created directorship on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.
2.10   Resignation.   Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive

Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.
2.11   Regular Meetings.   Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.
2.12   Special Meetings.   Special meetings of the Board of Directors may be held at any time and place designated by the Chairman of the Board, the Chief Executive Officer, the President, two or more directors, or by one director in the event that there is only a single director in office.
2.13   Notice of Special Meetings.   Notice of the date, place and time of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice by reputable overnight courier, electronic transmission, or delivering written notice by hand, to such director’s last known business, home or electronic transmission address at least 48 hours in advance of the meeting, or (c) by sending written notice by first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.
2.14   Meetings by Conference Communications Equipment.   Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.
2.15   Action by Consent.   Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
2.16   Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation as the Board of Directors shall determine with such lawfully delegable powers and duties as the Board of Directors thereby confers. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Except as otherwise provided in the Certificate of Incorporation, these By-laws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
2.17   Compensation of Directors.   Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.

ARTICLE III
OFFICERS
3.1   Titles.   The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.
3.2   Election.   The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.
3.3   Qualification.   No officer need be a stockholder. Any two or more offices may be held by the same person.
3.4   Tenure.   Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.
3.5   Resignation and Removal.   Any officer may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.
3.6   Vacancies.   The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.
3.7   President; Chief Executive Officer.   Unless the Board of Directors has designated another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the corporation subject to the direction of the Board of Directors, and shall perform all duties and have all powers that are commonly incident to the office of the chief executive or that are delegated to such officer by the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.
3.8   Vice Presidents.   Each Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.
3.9   Secretary and Assistant Secretaries.   The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.
Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.
3.10   Treasurer and Assistant Treasurers.   The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.
The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.
3.11   Salaries.   Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.
3.12   Delegation of Authority.   The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
ARTICLE IV
CAPITAL STOCK
4.1   Issuance of Stock.   Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.
4.2   Stock Certificates; Uncertificated Shares.   The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the General Corporation Law of the State of Delaware.
Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or, with respect to Section 151 of the General Corporation Law of the State of Delaware, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
4.3   Transfers.   Shares of stock of the corporation shall be transferable in the manner prescribed by law and in these By-laws. Transfers of shares of stock of the corporation shall be made only on the books of the corporation or by transfer agents designated to transfer shares of stock of the corporation. Subject to applicable law, shares of stock represented by certificates shall be transferred only on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Uncertificated shares may be transferred by delivery of a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By- laws.
4.4   Lost, Stolen or Destroyed Certificates.   The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the corporation may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the corporation may require for the protection of the corporation or any transfer agent or registrar.
4.5   Record Date.   The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted, and such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.
If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

4.6   Regulations.   The issue, transfer, conversion and registration of shares of stock of the corporation shall be governed by such other regulations as the Board of Directors may establish.
ARTICLE V
GENERAL PROVISIONS
5.1   Fiscal Year.   Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.
5.2   Corporate Seal.   The corporate seal shall be in such form as shall be approved by the Board of Directors.
5.3   Waiver of Notice.   Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time of the event for which notice is to be given, shall be deemed equivalent to notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in any such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
5.4   Voting of Securities.   Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, vote, or appoint any person or persons to vote, on behalf of the corporation at, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or securityholders of any other entity, the securities of which may be held by this corporation.
5.5   Evidence of Authority.   A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.
5.6   Certificate of Incorporation.   All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and/or restated and in effect from time to time.
5.7   Severability.   Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.
5.8   Pronouns.   All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.
ARTICLE VI
AMENDMENTS
These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

Annex C
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
January 22, 2024
The Board of Directors
Inhibrx, Inc.
11025 N. Torrey Pines Road, Suite 200
La Jolla, CA 92037
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”) (other than Excluded Shares, as defined below), of Inhibrx, Inc., a Delaware corporation (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Aventis Inc., a Pennsylvania corporation (“Parent”), Art Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company, and a Separation and Distribution Agreement (the “S&D Agreement”) proposed to be entered into between the Company, Ibex SpinCo, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“SpinCo”), and, solely to the extent specified therein, Parent. The Agreement provides that, after giving effect to the Distribution (as defined below), Merger Sub will be merged with and into the Company (the “Merger”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) any Dissenting Shares (as defined in the Agreement), (ii) any Shares that are owned by the Company as treasury shares or (iii) any Shares owned by Parent or Merger Sub (the shares referred to in clauses (i)-(iii), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive (i) an amount in cash equal to $30 (the “Closing Amount”) plus (ii) one contractual contingent value right (a “CVR”) per Share, representing the right to receive a contingent payment in cash, subject to applicable withholding, without interest, upon the achievement of the Milestone (as such term is defined in the CVR Agreement in the form attached to the Agreement (the “CVR Agreement”)), in accordance with the terms and conditions of the CVR Agreement (the Closing Amount, taken together (and not separately) with one CVR, the “Merger Consideration”). The terms and conditions of the Transaction (as defined below) are more fully set forth in the Agreement.
The S&D Agreement provides that, immediately prior to the effective time of the Merger, after the Pre-Closing Reorganization (as defined in the S&D Agreement) and following the SpinCo Funding (as defined in the S&D Agreement), the Company will distribute shares of common stock of SpinCo (“SpinCo Shares” and together with the Merger Consideration, the “Consideration”) representing the Released Equity Interests (as defined in the S&D Agreement) to the holders of the Shares as of the record date for such distribution (such distribution, the “Distribution” and, collectively with the Merger and the other transactions contemplated by the Agreement and the S&D Agreement, the “Transaction”). The terms and conditions of the Distribution are more fully set forth in the S&D Agreement.
We have acted as exclusive financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the earlier to occur of (i) the date on which we advise the Board of Directors of the Company that we are prepared to render this opinion and (ii) the rendering of this opinion, and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have been engaged to provide certain financial advisory services unrelated to the Company to Sanofi, the parent of Parent, including in connection with Sanofi’s acquisition of Kadmon Holdings, Inc. in 2021 and other strategic matters, and we have received compensation from Sanofi for such services during such period. We may provide financial advisory and other services to or with respect to the Company, Sanofi or Parent or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Sanofi, Parent, or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated January 21, 2024, a draft of the S&D Agreement, dated January 21, 2024, and a draft of the form of CVR Agreement attached to the Agreement (the “Draft Agreements”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2022, December 31, 2021 and December 31, 2020; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company and SpinCo, including certain financial forecasts, analyses and projections relating to the Company and SpinCo and the probability of realizing the Milestone under the CVR Agreement prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data, and conducted such financial studies and analyses and took into account such information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or SpinCo, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement, S&D Agreement and CVR Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreements reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement, the S&D Agreement and the CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or SpinCo, or the ability of the Company or SpinCo to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the

C-2

Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement, the S&D Agreement and the CVR Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement, the S&D Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, including the Merger and the Distribution, the form or terms of the CVR with respect to transferability, illiquidity or otherwise, or any other agreements or arrangements contemplated by the Agreement, the S&D Agreement or the CVR Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement, the S&D Agreement and the CVR Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not in any manner address the prices at which the SpinCo Shares will trade following consummation of the Transaction or at any time and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement, the S&D Agreement and the CVR Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Centerview Partners LLC
CENTERVIEW PARTNERS LLC

C-3

PRELIMINARY COPY — SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT! PLEASE V C/O P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/INBX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-509-2152 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/INBX Inhibrx, Inc. Special Meeting of Stockholders For Stockholders of record as of [TBD], 2024 DATE: [TBD], 2024 TIME: [TBD], Pacific Time PLACE: Special Meeting to be held live via the Internet - please visit www.proxydocs.com/INBX for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Leah Pollema and Kelly Deck (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Inhibrx, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PRELIMINARY COPY — SUBJECT TO COMPLETION

Inhibrx, Inc.

Special Meeting of Stockholders

Please make your marks like this: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________

Signature (if held jointly) ____________ Date ____________

PRELIMINARY COPY — SUBJECT TO COMPLETION Inhibrx, Inc. Special Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To adopt (i) the Agreement and Plan of Merger, dated as of January 22, 2024 (the "Merger Agreement"), as it may be amended from time to time, by and among Inhibrx, Inc. (the "Company"), Aventis Inc. ("Parent"), and Art Acquisition Sub, Inc. and (ii) the DistributionAgreement, dated as of January 22, 2024 (the "Distribution Agreement"), as it may be amended from time to time, by and among the Company, Parent (solely for certain sections set forth therein) and Inhibrx Biosciences, Inc. ("SpinCo"). 2. To adjourn the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there are an insufficient number of votes in favor of adopting the Merger Agreement and the Distribution Agreement. 3. To approve, by non-binding, advisory vote, certain compensation that may become payable to the Company's named executive officers in connection with the transactions contemplated by the Merger Agreement and Distribution Agreement. FOR YOUR VOTE AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR